                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR
                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number                 811-5447
                                  ----------------------------------------------

                AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI                              64111
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip code)

      CHARLES A. ETHERINGTON, 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:       816-531-5575
                                                   -----------------------------

Date of fiscal year end:   06-30
                         -------------------------------------------------------

Date of reporting period:  12-31-2007
                         -------------------------------------------------------

ITEM 1.  REPORTS TO STOCKHOLDERS.

[front cover]

AMERICAN CENTURY INVESTMENTS
Semiannual Report               December 31, 2007

[photo of winter]

Disciplined Growth Fund
Equity Growth Fund
Income & Growth Fund

[american century investments logo and text logo ®]

OUR MESSAGE TO YOU

[photo of Jonathan Thomas]

JONATHAN THOMAS
President and CEO
American Century Companies, Inc.

To help you monitor your investment, my colleagues and I take pride in providing you with the semiannual report for the American Century® Disciplined
Growth, Equity Growth, and Income & Growth funds for the six months ended
December 31, 2007. I am honored to be addressing you in the "Our Message"
space long devoted to company founder Jim Stowers, Jr. and his son Jim Stowers
III.

Jim Stowers III stepped down from the American Century Companies, Inc. (ACC)
board of directors in July 2007, his final move in a well-planned career transition to pursue new ventures outside the company. This reflected his family's support of our company's direction and its leadership team.

The Stowers family remains an integral part of our heritage, leadership, and financial structure. In fact, Jim Stowers, Jr. continues as co-chair of the
ACC board with Richard Brown, who has been on the board since 1998.

American Century Investments®, our clients, and our employees have been my top priority since I became company president and CEO in March, 2007. We have also added the executive talents of overall chief investment officer (CIO) Enrique
Chang, international equity CIO Mark On, U.S. growth equity CIO Steve Lurito, and chief operating officer Barry Fink.

This skilled group, combined with our existing senior management team, has already had a positive impact on the development and management of the products and services we take pride in delivering to you. We believe the ultimate measure of our performance is our clients' success. Therefore, our focus continues to be on building a long-term relationship with you and on delivering superior investment performance across our product line.

/s/Jonathan Thomas

[photo of James E. Stowers, Jr.]

JAMES E. STOWERS, JR.
Founder and Co-Chairman of the Board
American Century Companies, Inc.

[photo of Richard Brown]

RICHARD BROWN
Co-Chairman of the Board
American Century Companies, Inc.

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .      2
      U.S. Stock Index Returns . . . . . . . . . . . . . . . . . . . . . .      2

DISCIPLINED GROWTH

EQUITY GROWTH

INCOME & GROWTH

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and each of the Portfolio
Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and
American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any
American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American
Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By Enrique Chang, Chief Investment Officer, American Century Investments

STOCKS DECLINED AMID SUBPRIME TURMOIL

In an increasingly volatile environment, the broad U.S. stock indexes declined modestly for the six months ended December 31, 2007, though they gained ground for the full 2007 calendar year.

The most significant factor driving equity market performance during the six-month period was a meltdown in the subprime mortgage industry in July and the ensuing credit crunch. Tighter lending standards caused the credit markets to seize up and crimped funding for leveraged buy-outs, removing what had been an important leg of support for the stock market. In addition, rising energy and commodity prices sparked inflation worries despite evidence of slowing economic activity.

In response, the Federal Reserve (the Fed) lowered its federal funds rate target three times in the last four months of the period -- the Fed's first rate cuts since June 2003. The Fed's actions helped alleviate some of the credit and economic concerns, allowing the major stock indexes to stage an uneven recovery in September and October after a sharp decline between mid-July and mid-August.

However, stocks finished the period on a down note, declining in November and
December as banks and financial firms reported additional subprime-related losses, corporate profit growth weakened, and the economy showed further signs of a slowdown, increasing the possibility of a recession in 2008.

LARGE-CAP AND GROWTH OUTPERFORMED

Large-cap stocks held up best during the six-month period (see the accompanying table), while small-cap stocks suffered the biggest losses.
Growth stocks outpaced value shares by a wide margin across all market capitalizations.

Energy was the best-performing sector in the stock market during the period as the price of oil rose 36%, nearly reaching $100 a barrel. Utilities and consumer staples, which are considered to be defensive sectors of the market, also fared well. The weakest sectors were financials and consumer discretionary, both of which endured double-digit declines for the six-month period.

U.S. Stock Index Returns
For the six months ended December 31, 2007*
RUSSELL 1000 INDEX (LARGE-CAP)           -1.31%
Russell 1000 Growth Index                 3.41%
Russell 1000 Value Index                 -6.03%
RUSSELL MIDCAP INDEX                     -3.92%
Russell Midcap Growth Index               0.41%
Russell Midcap Value Index               -9.30%
RUSSELL 2000 INDEX (SMALL-CAP)           -7.53%
Russell 2000 Growth Index                -2.09%
Russell 2000 Value Index                -13.08%

*Total returns for periods less than one year are not annualized.

------
2

PERFORMANCE
Disciplined Growth

Total Returns as of December 31, 2007
                                                     Average Annual
                                                         Returns
                                                          Since         Inception
                             6 months(1)  1 year        Inception          Date

INVESTOR CLASS                  3.97%     11.24%         12.30%          9/30/05

RUSSELL 1000 GROWTH
INDEX(2)                        3.41%     11.81%         10.66%             --

Institutional Class             4.04%     11.35%         12.49%          9/30/05

A Class(3)                                                               9/30/05
 No sales charge*               3.81%     10.91%         11.99%
 With sales charge*            -2.14%      4.49%          9.09%

B Class                                                                  9/28/07
 No sales charge*                --         --          -0.93%(1)
 With sales charge*              --         --          -5.93%(1)

C Class                                                                  9/28/07
 No sales charge*                --         --          -0.93%(1)
 With sales charge*              --         --          -1.88%(1)

R Class                         3.75%     10.67%         11.73%          9/30/05

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a maximum 5.75% initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B
Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Please see the Share Class Information
pages for more about the applicable sales charges for each share class. The
SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Total returns for periods less than one year are not annualized.

(2) Data provided by Lipper Inc. - A Reuters Company. ©2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(3) Prior to September 4, 2007, the A Class was referred to as the Advisor
Class. Performance, with sales charge, prior to that date has been adjusted to reflect the A Class's current sales charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
3

Disciplined Growth

Growth of $10,000 Over Life of Class

$10,000 investment made September 30, 2005

One-Year Returns Over Life of Class
Periods ended December 31
                                           2005*          2006         2007

Investor Class                             4.87%         11.30%       11.24%

Russell 1000 Growth Index                  2.98%         9.07%        11.81%

*From 9/30/05, the Investor Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
4

PORTFOLIO COMMENTARY
Disciplined Growth

Portfolio Managers: Bill Martin, Brian Ertley, and Lynette Pang

PERFORMANCE SUMMARY

Disciplined Growth returned 3.97%* for the six months ended December 31, 2007, outpacing the 3.41% return of its benchmark, the Russell 1000 Growth Index, and the -1.37%** return of the S&P 500 Index.

Disciplined Growth's positive return for the six-month period, in contrast to the modest decline in the broad stock indexes, resulted from the outperformance of large-cap growth stocks. In fact, 2007 marked the first calendar year since 2000 that growth outperformed value among large-cap equities.

More importantly, the fund delivered a better return than the Russell 1000
Growth Index for the period as security selection added value in several key sectors, most notably information technology and materials.

TECHNOLOGY AND MATERIALS OUTPERFORMED

Disciplined Growth's information technology and materials holdings outperformed their counterparts in the Russell 1000 Growth Index and were the main contributors to the portfolio's outperformance of the index.

Stock selection among semiconductor manufacturers and communications equipment makers was responsible for the bulk of the outperformance in the information technology sector. The top contributor in this sector was handheld wireless products maker Research in Motion, which produces the popular Blackberry devices. Research in Motion delivered consistently strong earnings results driven by growing global demand for smart phones.

Another strong performer in the technology sector was MEMC Electronic
Materials, which makes silicon wafers for the semiconductor industry. Robust demand from the thriving solar power industry, where MEMC's wafers are used in solar-energy cells, boosted the company's earnings.

In the materials sector, strength in the agricultural industry, driven in large part by the ethanol boom, provided the biggest lift to relative results.
Seed company Monsanto benefited from growing market share and increased adoption of its innovative seed technology, while fertilizer maker Mosaic enjoyed higher prices for fertilizer and its raw materials.

Top Ten Holdings as of December 31, 2007
                                            % of net          % of net
                                          assets as of      assets as of
                                            12/31/07          6/30/07
Microsoft Corporation                         5.1%              2.5%
Apple Inc.                                    3.6%              2.2%
International Business
Machines Corp.                                2.4%              2.9%
Intel Corp.                                   2.2%              0.7%
Cisco Systems Inc.                            2.1%              3.5%
Google Inc. Cl A                              2.1%              0.5%
Boeing Co.                                    2.1%              2.5%
Monsanto Co.                                  2.1%              2.6%
Oracle Corp.                                  2.0%              1.5%
Schlumberger Ltd.                             2.0%               --

*All fund returns referenced in this commentary are for Investor Class shares.
Total returns for periods less than one year are not annualized.

**The S&P 500 Index returned 5.49% for the one-year period ended December 31,
2007.

------
5

Disciplined Growth

OTHER WINNERS

Several other individual holdings generated strong results during the period and were almost entirely responsible for the outperformance of their respective sectors. In the industrials sector, engineering and design company
Chicago Bridge & Iron benefited from its exposure to the robust energy sector, most notably in the development of liquefied natural gas terminals.

Online retailer Amazon.com was the top contributor in the consumer discretionary sector, exceeding earnings expectations as revenues surged and profit margins widened. Oil drilling equipment maker National Oilwell Varco boosted the energy sector as substantial demand for oil drilling rigs, especially from the global offshore drilling market, fueled strong earnings for the company.

FINANCIALS DECLINED

Stock selection was least successful in the financials sector, which had by far the biggest negative impact on performance compared with the benchmark index. Financial information services provider McGraw-Hill fell sharply as the company's Standard & Poor's credit agency unit came under pressure from the subprime mortgage meltdown. Property management company Jones Lang LaSalle declined as the commercial property market weakened and the company has notable exposure to the struggling financial services industry.

Other significant individual detractors from performance in the portfolio included health care provider WellCare, which plunged amid concerns about fraud following a government raid on the company's headquarters, and electronics retailer RadioShack, which fell sharply as the company reported disappointing sales and lost market share.

OUTLOOK

As we move into 2008, the economy faces the headwinds of a deteriorating housing market, slowing consumer spending, and high energy prices. In addition, the ripple effects of the subprime mortgage debacle are still playing out, leading to further uncertainty. We believe that large-cap growth stocks will remain in favor as the relative earnings power of large, growth-oriented companies will attract investor attention in an uncertain economic environment.

Our focus remains on our disciplined investment approach, which we believe will continue to produce favorable results over the long term.

Disciplined Growth's Five Largest Overweights as of December 31, 2007
                                              % of              % of
                                          portfolio's       Russell 1000
                                             stocks         Growth Index
Apple Inc.                                   3.62%              2.21%
National Oilwell Varco, Inc.                 1.74%              0.34%
Eli Lilly and Company                        1.68%              0.34%
Microsoft Corporation                        5.12%              3.78%
Baxter International Inc.                    1.81%              0.49%

Disciplined Growth's Five Largest Underweights as of December 31, 2007
                                              % of              % of
                                           portfolio's      Russell 1000
                                             stocks         Growth Index
UnitedHealth Group Inc.                       0.01%             1.01%
Procter & Gamble Co. (The)                    0.19%             1.18%
Altria Group Inc.                             0.20%             1.17%
Abbott Laboratories                           0.15%             1.12%
PepsiCo, Inc.                                 0.63%             1.60%

------
6

SCHEDULE OF INVESTMENTS
Disciplined Growth

DECEMBER 31, 2007 (UNAUDITED)

Shares            ($ IN THOUSANDS)                                          Value

Common Stocks -- 99.1%

AEROSPACE & DEFENSE -- 4.6%
           7,076  Boeing Co.                                                $ 619
           1,641  Cubic Corp.                                                  64
           4,982  Lockheed Martin Corp.                                       524
           1,173  Precision Castparts Corp.                                   163
                                                                         --------
                                                                            1,370
                                                                         --------
AIRLINES(1)
             921  AMR Corp.(2)                                                 13
                                                                         --------
AUTO COMPONENTS -- 1.0%
             221  Cooper Tire & Rubber Co.(3)                                   4
              86  Lear Corp.(2)                                                 2
           3,645  Magna International Inc. Cl A                               293
                                                                         --------
                                                                              299
                                                                         --------
BEVERAGES -- 1.5%
           1,181  Coca-Cola Company (The)                                      72
             947  Pepsi Bottling Group Inc.                                    37
           4,700  PepsiAmericas, Inc.                                         157
           2,428  PepsiCo, Inc.                                               185
                                                                         --------
                                                                              451
                                                                         --------
BIOTECHNOLOGY -- 2.9%
           6,685  Cubist Pharmaceuticals Inc.(2)                              137
           8,526  Gilead Sciences, Inc.(2)                                    392
           6,547  OSI Pharmaceuticals Inc.(2)(3)                              318
                                                                         --------
                                                                              847
                                                                         --------
BUILDING PRODUCTS -- 0.2%
           1,149  Lennox International Inc.                                    48
                                                                         --------
CAPITAL MARKETS -- 0.6%
           1,063  Eaton Vance Corp.                                            48
           4,824  Charles Schwab Corp. (The)                                  124
                                                                         --------
                                                                              172
                                                                         --------
CHEMICALS -- 3.9%
           3,551  Celanese Corp., Series A                                    150
           5,513  Monsanto Co.                                                616
           4,053  Mosaic Co. (The)(2)                                         382
             227  Terra Industries Inc.(2)                                     11
                                                                         --------
                                                                            1,159
                                                                         --------
COMMERCIAL SERVICES & SUPPLIES -- 1.4%
           1,121  Allied Waste Industries Inc.(2)                              12
           1,856  Dun & Bradstreet Corp.                                      164
           1,207  R.R. Donnelley & Sons Company                                46
           1,473  Republic Services, Inc.                                      46
           6,900  Steelcase Inc. Cl A                                         110

Shares            ($ IN THOUSANDS)                                          Value

             670  Watson Wyatt Worldwide, Inc. Cl A                          $ 31
                                                                         --------
                                                                              409
                                                                         --------
COMMUNICATIONS EQUIPMENT -- 3.4%
          23,045  Cisco Systems Inc.(2)                                       624
           3,603  QUALCOMM Inc.                                               142
           2,010  Research In Motion Ltd.(2)                                  228
                                                                         --------
                                                                              994
                                                                         --------
COMPUTERS & PERIPHERALS -- 5.6%
           5,355  Apple Inc.(2)                                             1,060
           9,782  Hewlett-Packard Co.                                         493
           3,513  Seagate Technology                                           90
                                                                         --------
                                                                            1,643
                                                                         --------
CONSTRUCTION & ENGINEERING -- 2.4%
           5,959  Chicago Bridge & Iron Company New York Shares               360
           1,037  EMCOR Group Inc.(2)                                          25
           1,128  Fluor Corp.                                                 164
           1,063  Jacobs Engineering Group Inc.(2)                            102
             912  Shaw Group Inc. (The)(2)                                     55
                                                                         --------
                                                                              706
                                                                         --------
CONSUMER FINANCE -- 0.9%
           4,858  American Express Co.                                        253
                                                                         --------
CONTAINERS & PACKAGING -- 0.8%
           4,486  Owens-Illinois Inc.(2)                                      222
                                                                         --------
DIVERSIFIED CONSUMER SERVICES -- 0.8%
           2,635  ITT Educational Services Inc.(2)                            225
                                                                         --------
ELECTRIC UTILITIES -- 0.5%
           5,889  Reliant Energy, Inc.(2)                                     155
                                                                         --------
ELECTRICAL EQUIPMENT -- 0.8%
           2,304  Emerson Electric Co.                                        131
           6,160  GrafTech International Ltd.(2)                              109
                                                                         --------
                                                                              240
                                                                         --------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.3%
           1,540  Dolby Laboratories Inc. Cl A(2)                              77
                                                                         --------
ENERGY EQUIPMENT & SERVICES -- 4.9%
           3,416  Cameron International Corp.(2)                              164
             657  Core Laboratories N.V.(2)                                    82
             421  Dresser-Rand Group Inc.(2)                                   16
           1,346  Dril-Quip Inc.(2)                                            75
           6,935  National Oilwell Varco, Inc.(2)                             509
           6,025  Schlumberger Ltd.                                           594
                                                                         --------
                                                                            1,440
                                                                         --------

------
7

Disciplined Growth
Shares            ($ IN THOUSANDS)                                          Value

FOOD & STAPLES RETAILING -- 1.6%
           5,522  CVS/Caremark Corp.                                        $ 220
           5,200  Wal-Mart Stores, Inc.                                       247
                                                                         --------
                                                                              467
                                                                         --------
FOOD PRODUCT(1)
             205  Flowers Foods Inc.                                            5
                                                                         --------
HEALTH CARE EQUIPMENT & SUPPLIES -- 2.5%
           9,133  Baxter International Inc.                                   530
             609  Intuitive Surgical Inc.(2)                                  198
                                                                         --------
                                                                              728
                                                                         --------
HEALTH CARE PROVIDERS & SERVICES -- 4.9%
             153  AMERIGROUP Corp.(2)                                           6
             187  Coventry Health Care Inc.(2)                                 11
           4,090  Express Scripts, Inc.(2)                                    299
           4,416  Humana Inc.(2)                                              332
           1,396  Magellan Health Services Inc.(2)                             65
           5,535  McKesson Corp.                                              362
           2,807  Medco Health Solutions Inc.(2)                              285
              52  UnitedHealth Group Inc.                                       3
           1,027  Universal American Financial Corp.(2)                        26
           1,668  WellCare Health Plans Inc.(2)                                71
                                                                         --------
                                                                            1,460
                                                                         --------
HOTELS, RESTAURANTS & LEISURE -- 2.1%
             831  Bally Technologies, Inc.(2)                                  41
             346  Choice Hotels International Inc.                             11
           3,046  McDonald's Corp.                                            179
           9,838  Yum! Brands, Inc.                                           378
                                                                         --------
                                                                              609
                                                                         --------
HOUSEHOLD DURABLES -- 0.4%
           4,987  Tempur-Pedic International Inc.(3)                          130
                                                                         --------
HOUSEHOLD PRODUCTS -- 1.9%
           4,822  Clorox Company                                              315
           1,300  Colgate-Palmolive Co.                                       101
             714  Energizer Holdings Inc.(2)                                   80
             764  Procter & Gamble Co. (The)                                   56
                                                                         --------
                                                                              552
                                                                         --------
INDUSTRIAL CONGLOMERATES -- 0.9%
           3,723  Textron Inc.                                                265
                                                                         --------
INSURANCE -- 0.9%
             553  Hartford Financial Services Group Inc. (The)                 48
           1,755  Prudential Financial, Inc.                                  163
           3,095  Unum Group                                                   74
                                                                         --------
                                                                              285
                                                                         --------
INTERNET & CATALOG RETAIL -- 1.8%
           2,925  Amazon.com, Inc.(2)                                         270

Shares            ($ IN THOUSANDS)                                          Value

           1,979  Blue Nile Inc.(2)(3)                                      $ 135
           5,241  NetFlix, Inc.(2)(3)                                         140
                                                                         --------
                                                                              545
                                                                         --------
INTERNET SOFTWARE & SERVICES -- 2.5%
           3,718  eBay Inc.(2)                                                123
             897  Google Inc. Cl A(2)                                         621
                                                                         --------
                                                                              744
                                                                         --------
IT SERVICES -- 6.0%
          12,804  Accenture Ltd. Cl A                                         461
             124  DST Systems, Inc.(2)                                         10
           6,457  International Business Machines Corp.                       698
           1,273  MasterCard Inc. Cl A                                        274
           6,917  NeuStar, Inc. Cl A(2)                                       198
           4,834  Western Union Co. (The)                                     117
                                                                         --------
                                                                            1,758
                                                                         --------
LEISURE EQUIPMENT & PRODUCTS -- 1.0%
           6,052  Polaris Industries Inc.(3)                                  289
                                                                         --------
LIFE SCIENCES TOOLS & SERVICES -- 1.0%
           3,196  Invitrogen Corp.(2)                                         299
                                                                         --------
MACHINERY -- 3.3%
           3,669  AGCO Corp.(2)                                               249
           7,383  Caterpillar Inc.                                            536
           1,962  Deere & Co.                                                 183
             162  Valmont Industries, Inc.                                     14
                                                                         --------
                                                                              982
                                                                         --------
MEDIA -- 2.0%
           6,043  DIRECTV Group, Inc. (The)(2)                                140
           5,236  EchoStar Communications Corp. Cl A(2)                       197
           1,519  Morningstar, Inc.(2)                                        118
           4,105  Walt Disney Co. (The)                                       133
                                                                         --------
                                                                              588
                                                                         --------
METALS & MINING -- 0.1%
             284  Freeport-McMoRan Copper & Gold, Inc.                         29
                                                                         --------
OIL, GAS & CONSUMABLE FUELS -- 0.9%
           2,094  Exxon Mobil Corp.                                           196
           1,953  W&T Offshore Inc.                                            59
                                                                         --------
                                                                              255
                                                                         --------
PHARMACEUTICALS -- 8.0%
             783  Abbott Laboratories                                          44
           5,045  Bristol-Myers Squibb Co.                                    134
           9,224  Eli Lilly and Company                                       492
           1,779  Forest Laboratories, Inc.(2)                                 65
           8,217  Johnson & Johnson                                           547
           6,301  Merck & Co., Inc.                                           366

------
8

Disciplined Growth
Shares            ($ IN THOUSANDS)                                          Value

           4,906  Perrigo Co.                                               $ 172
          19,111  Schering-Plough Corp.                                       509
           1,065  Sepracor Inc.(2)                                             28
             892  Warner Chilcott Ltd. Cl A(2)                                 16
                                                                         --------
                                                                            2,373
                                                                         --------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 5.4%
          23,914  Intel Corp.                                                 637
           5,118  MEMC Electronic Materials Inc.(2)                           453
          10,559  NVIDIA Corp.(2)                                             359
             979  Sigma Designs Inc.(2)(3)                                     54
           2,405  Texas Instruments Inc.                                       80
                                                                         --------
                                                                            1,583
                                                                         --------
SOFTWARE -- 9.7%
           5,904  Adobe Systems Inc.(2)                                       252
           3,327  Autodesk, Inc.(2)                                           166
           2,598  BMC Software Inc.(2)                                         93
           1,587  CA, Inc.                                                     40
          42,098  Microsoft Corporation                                     1,498
             765  NAVTEQ Corp.(2)                                              58
          26,659  Oracle Corp.(2)                                             601
           2,570  Salesforce.com Inc.(2)                                      161
                                                                         --------
                                                                            2,869
                                                                         --------
SPECIALTY RETAIL -- 3.1%
           1,077  AutoZone, Inc.(2)                                           129
           4,599  GameStop Corp. Cl A(2)                                      286
           8,854  RadioShack Corp.                                            149
           2,188  Sherwin-Williams Co.                                        127
           8,633  TJX Companies, Inc. (The)                                   248
                                                                         --------
                                                                              939
                                                                         --------
TEXTILES, APPAREL & LUXURY GOODS -- 0.7%
           4,808  Fossil Inc.(2)                                              202
                                                                         --------
TOBACCO -- 1.8%
             781  Altria Group Inc.                                            59
           2,582  Loews Corp. - Carolina Group                                220

Shares            ($ IN THOUSANDS)                                          Value

           4,792  UST Inc.                                                  $ 263
                                                                         --------
                                                                              542
                                                                         --------
WIRELESS TELECOMMUNICATION SERVICES -- 0.1%
             985  Rogers Communications Inc. Cl B                              45
                                                                         --------
TOTAL COMMON STOCKS
(Cost $25,452)                                                             29,266
                                                                         --------

Principal Amount

Temporary Cash Investments -- 0.7%

            $200  FHLB Discount Notes, 3.15%, 1/2/08(4)                       200
(Cost $200)
                                                                         --------

Temporary Cash Investments - Securities Lending Collateral(5) -- 3.7%

Repurchase Agreement, BNP Paribas, (collateralized by various U.S.
Government Agency obligations in a pooled account at the lending
agent), 4.42%, dated 12/31/07, due 1/2/08 (Delivery value $500)               500

Repurchase Agreement, Lehman Brothers Inc., (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 4.45%, dated 12/31/07, due 1/2/08 (Delivery
value $500)                                                                   500

Repurchase Agreement, Morgan Stanley, (collateralized by various
U.S. Government Agency obligations in a pooled account at the lending agent), 4.35%, dated 12/31/07, due 1/2/08 (Delivery value
$110)                                                                         110
                                                                         --------
TOTAL TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL
(Cost $1,110)                                                               1,110
                                                                         --------
TOTAL INVESTMENT SECURITIES -- 103.5%
(Cost $26,762)                                                             30,576
                                                                         --------
OTHER ASSETS AND LIABILITIES -- (3.5)%                                    (1,047)
                                                                         --------
TOTAL NET ASSETS -- 100.0%                                                $29,529
                                                                         ========

Notes to Schedule of Investments

FHLB = Federal Home Loan Bank

(1) Industry is less than 0.05% of total net assets.

(2) Non-income producing.

(3) Security, or a portion thereof, was on loan as of December 31, 2007.

(4) The rate indicated is the yield to maturity at purchase.

(5) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

See Notes to Financial Statements.

------
9

PERFORMANCE
Equity Growth

Total Returns as of December 31, 2007
                                                   Average Annual Returns
                                                         10         Since     Inception
                          6 months(1)  1 year   5 years   years   Inception      Date

INVESTOR CLASS              -2.91%      3.42%   13.46%    5.84%     10.89%      5/9/91

S&P 500 INDEX(2)            -1.37%      5.49%   12.83%    5.91%     10.59%        --

Institutional Class         -2.81%      3.62%   13.67%     --       6.05%       1/2/98

A Class(3)                                                                     10/9/97
 No sales charge*           -3.04%      3.16%   13.19%    5.58%     5.40%
 With sales charge*         -8.62%     -2.76%   11.85%    4.96%     4.79%

B Class                                                                        9/28/07
 No sales charge*             --         --       --       --     -4.02%(1)
 With sales charge*           --         --       --       --     -9.02%(1)

C Class                                                                        7/18/01
 No sales charge*           -3.44%      2.35%   12.37%     --       4.63%
 With sales charge*         -4.34%      2.35%   12.37%     --       4.63%

R Class                     -3.17%      2.91%     --       --       7.15%      7/29/05

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a maximum 5.75% initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B
Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Please see the Share Class Information
pages for more about the applicable sales charges for each share class. The
SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Total returns for periods less than one year are not annualized.

(2) Data provided by Lipper Inc. - A Reuters Company. ©2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(3) Prior to September 4, 2007, the A Class was referred to as the Advisor
Class. Performance, with sales charge, prior to that date has been adjusted to reflect the A Class's current sales charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
10

Equity Growth

Growth of $10,000 Over 10 Years

$10,000 investment made December 31, 1997

One-Year Returns Over 10 Years
Periods ended December 31
               1998     1999      2000      2001      2002     2003     2004     2005    2006    2007
Investor
Class         25.45%   18.47%   -10.95%   -11.01%   -20.32%   30.27%   13.98%   7.30%   14.14%  3.42%

S&P 500
Index         28.58%   21.04%    -9.10%   -11.89%   -22.10%   28.68%   10.88%   4.91%   15.79%  5.49%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
11

PORTFOLIO COMMENTARY
Equity Growth

Portfolio Managers: Bill Martin, Tom Vaiana, and Fei Zou

PERFORMANCE SUMMARY

Equity Growth returned -2.91%* for the six months ended December 31, 2007, trailing the -1.37% return of its benchmark, the S&P 500 Index.

Despite Equity Growth's negative return during the six-month period, eight of the ten sectors in the portfolio posted positive returns. The leading sectors included materials and energy, both of which posted double-digit gains thanks to a sharp increase in energy and commodity prices. The two declining sectors, financials and consumer discretionary, comprised approximately one-third of the portfolio, and they suffered double-digit losses amid the subprime mortgage meltdown and a slowdown in consumer spending.

The six-month period featured a dramatic increase in market volatility, which created a challenging investment environment for Equity Growth. The portfolio's underperformance of the S&P 500 resulted primarily from stock selection in the information technology and consumer sectors.

TECHNOLOGY LAGGED

Equity Growth's information technology holdings detracted the most from performance compared with the S&P 500. Most of the underperformance in the information technology sector stemmed from missed opportunities -- avoiding or underweighting some of the best performers in the sector. Notable examples included electronics maker Apple, software giant Microsoft, and online search engine and advertiser Google -- all of which gained more than 20% for the reporting period.

IT services provider Accenture, which was one of the largest overweight positions in the portfolio over the last six months, also declined during the period. The financial services industry relies heavily on outsourcing IT services, but the negative impact of the subprime debacle has had a ripple effect on IT services companies like Accenture.

CONSUMER SECTORS ALSO DETRACTED

The portfolio's holdings in the consumer staples and consumer discretionary sectors also underperformed their counterparts in the benchmark index. An underweight position in beverage makers and overweights in specialty retailers and household durable goods makers had the biggest negative impact.

Electronics retailer RadioShack fell sharply as the company reported disappointing sales and lost market share, while close-out retailer Big Lots slumped late in the period after warning that a poor holiday shopping season would weigh on earnings.

Top Ten Holdings as of December 31, 2007
                                                % of net         % of net
                                              assets as of     assets as of
                                                12/31/07         6/30/07
Exxon Mobil Corp.                                 5.3%             5.2%
Johnson & Johnson                                 2.7%              --
ConocoPhillips                                    2.4%             1.4%
JPMorgan Chase & Co.                              2.4%             2.7%
International Business Machines Corp.             2.4%             2.8%
Hewlett-Packard Co.                               2.2%             2.6%
Intel Corp.                                       2.1%              --
General Electric Co.                              2.0%             1.4%
Microsoft Corporation                             1.9%             0.5%
AT&T Inc.                                         1.7%             1.6%

*All fund returns referenced in this commentary are for Investor Class shares.
Total returns for periods less than one year are not annualized.

------
12

Equity Growth

Continued weakness in the housing market contributed to the decline in homebuilder NVR.

One other noteworthy decliner was health care provider WellCare, the portfolio's weakest relative performer, which plunged amid concerns about fraud following a government raid on the company's headquarters.

INDUSTRIALS AND MATERIALS OUTPERFORMED

Favorable stock selection in the industrials and materials sectors added value relative to the benchmark index. In the industrials sector, engineering and design company Chicago Bridge & Iron was the top contributor, benefiting from its exposure to the robust energy sector, most notably in the development of liquefied natural gas terminals.

In the materials sector, chemicals companies provided the biggest lift to relative results. Agricultural chemicals producer Mosaic makes fertilizer from its own phosphate and potash mines, and huge agricultural demand -- driven in large part by the ethanol boom -- led to a sharp increase in the prices of both fertilizer and its components, significantly boosting the company's bottom line.

Among other substantial contributors, oil drilling equipment maker National
Oilwell Varco surged as substantial demand for oil drilling rigs, especially from the global offshore drilling market, fueled strong earnings for the company.

OUTLOOK

As we move into 2008, the economy faces the headwinds of a deteriorating housing market, slowing consumer spending, and high energy prices. In addition, the fallout from the subprime mortgage debacle is still playing out, leading to further uncertainty. Although the Federal Reserve appears ready to cut short-term interest rates further to prevent a recession, success may come at the expense of higher inflation. As a result, we are likely to see continued stock market volatility in the coming months.

Our focus will remain on our disciplined, balanced investment approach, which we believe will continue to produce favorable results over the long term.

Equity Growth's Five Largest Overweights as of December 31, 2007
                                                  % of            % of
                                              portfolio's       S&P 500
                                                 stocks          Index
ConocoPhillips                                   2.46%           1.10%
Exxon Mobil Corp.                                5.29%           3.98%
National Oilwell Varco, Inc.                     1.50%           0.20%
AutoZone, Inc.                                   1.30%           0.04%
Adobe Systems Inc.                               1.43%           0.19%

Equity Growth's Five Largest Underweights as of December 31, 2007
                                                  % of            % of
                                              portfolio's       S&P 500
                                                 stocks          Index
Procter & Gamble Co. (The)                       0.78%           1.77%
American International Group, Inc.               0.18%           1.15%
Pfizer Inc.                                      0.26%           1.21%
General Electric Co.                             2.01%           2.91%
Altria Group Inc.                                0.38%           1.24%

------
13

SCHEDULE OF INVESTMENTS
Equity Growth

DECEMBER 31, 2007 (UNAUDITED)

Shares            ($ IN THOUSANDS)                                          Value

Common Stocks -- 99.4%

AEROSPACE & DEFENSE -- 2.2%
         339,890  Boeing Co.                                             $ 29,727
         443,428  Lockheed Martin Corp.                                    46,675
                                                                       ----------
                                                                           76,402
                                                                       ----------
AIR FREIGHT & LOGISTICS -- 0.9%
          46,762  C.H. Robinson Worldwide Inc.                              2,531
          81,188  FedEx Corporation                                         7,240
         292,219  United Parcel Service, Inc. Cl B                         20,665
                                                                       ----------
                                                                           30,436
                                                                       ----------
AIRLINES -- 0.1%
         212,607  Southwest Airlines Co.                                    2,594
                                                                       ----------
AUTO COMPONENTS -- 0.8%
         315,525  Magna International Inc. Cl A                            25,378
                                                                       ----------
AUTOMOBILES -- 0.2%
       1,097,315  Ford Motor Co.(1)                                         7,385
                                                                       ----------
BEVERAGES -- 4.2%
         857,004  Anheuser-Busch Companies, Inc.                           44,855
         250,994  Coca-Cola Company (The)                                  15,404
       1,110,477  Coca-Cola Enterprises Inc.                               28,906
         881,214  Pepsi Bottling Group Inc.                                34,772
         422,857  PepsiAmericas, Inc.                                      14,090
          96,801  PepsiCo, Inc.                                             7,347
                                                                       ----------
                                                                          145,374
                                                                       ----------
BIOTECHNOLOGY -- 1.0%
         717,426  Gilead Sciences, Inc.(1)                                 33,009
                                                                       ----------
BUILDING PRODUCTS -- 0.3%
         199,423  Lennox International Inc.                                 8,260
                                                                       ----------
CAPITAL MARKETS -- 3.7%
         174,770  Goldman Sachs Group, Inc. (The)                          37,584
         932,256  Morgan Stanley                                           49,512
         204,841  Northern Trust Corp.                                     15,687
         309,589  State Street Corp.                                       25,139
                                                                       ----------
                                                                          127,922
                                                                       ----------
CHEMICALS -- 1.8%
         299,951  Celanese Corp., Series A                                 12,694
          49,594  CF Industries Holdings, Inc.                              5,458
         425,456  Mosaic Co. (The)(1)                                      40,138
          70,227  Terra Industries Inc.(1)                                  3,354
                                                                       ----------
                                                                           61,644
                                                                       ----------
COMMERCIAL BANKS -- 1.6%
         411,047  Royal Bank of Canada                                     20,980

Shares            ($ IN THOUSANDS)                                          Value

       1,117,466  Wells Fargo & Co.                                      $ 33,736
                                                                       ----------
                                                                           54,716
                                                                       ----------
COMMERCIAL SERVICES & SUPPLIES -- 0.3%
         286,924  Deluxe Corp.                                              9,437
          53,225  R.R. Donnelley & Sons Company                             2,009
                                                                       ----------
                                                                           11,446
                                                                       ----------
COMMUNICATIONS EQUIPMENT -- 2.1%
       2,022,103  Cisco Systems Inc.(1)                                    54,738
         435,552  QUALCOMM Inc.                                            17,139
                                                                       ----------
                                                                           71,877
                                                                       ----------
COMPUTERS & PERIPHERALS -- 4.2%
         234,422  Apple Inc.(1)                                            46,434
       1,495,967  Hewlett-Packard Co.                                      75,517
         835,349  Seagate Technology                                       21,301
                                                                       ----------
                                                                          143,252
                                                                       ----------
CONSTRUCTION & ENGINEERING -- 1.2%
         410,840  Chicago Bridge & Iron Company New York Shares            24,831
         118,677  Fluor Corp.                                              17,294
                                                                       ----------
                                                                           42,125
                                                                       ----------
CONSUMER FINANCE -- 1.6%
         912,915  American Express Co.                                     47,490
         484,512  Discover Financial Services                               7,306
                                                                       ----------
                                                                           54,796
                                                                       ----------
CONTAINERS & PACKAGING -- 0.5%
         240,102  Owens-Illinois Inc.(1)                                   11,885
         226,384  Rock-Tenn Co. Cl A                                        5,752
                                                                       ----------
                                                                           17,637
                                                                       ----------
DIVERSIFIED FINANCIAL SERVICES -- 4.4%
         967,236  Bank of America Corp.                                    39,908
       1,038,514  Citigroup Inc.                                           30,574
       1,856,484  JPMorgan Chase & Co.                                     81,036
                                                                       ----------
                                                                          151,518
                                                                       ----------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 2.4%
       1,397,789  AT&T Inc.                                                58,092
          21,049  CenturyTel Inc.                                             873
         525,979  Verizon Communications Inc.                              22,980
                                                                       ----------
                                                                           81,945
                                                                       ----------
ELECTRIC UTILITIES -- 2.7%
          77,838  Edison International                                      4,154
         382,729  Entergy Corp.                                            45,744
         133,880  FPL Group, Inc.                                           9,060
       1,251,388  Reliant Energy, Inc.(1)                                  32,836
                                                                       ----------
                                                                           91,794
                                                                       ----------

------
14

Equity Growth
Shares            ($ IN THOUSANDS)                                          Value

ELECTRICAL EQUIPMENT -- 0.6%
         235,391  Emerson Electric Co.                                   $ 13,337
         453,469  GrafTech International Ltd.(1)                            8,049
                                                                       ----------
                                                                           21,386
                                                                       ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.2%
         155,797  Avnet, Inc.(1)                                            5,448
                                                                       ----------
ENERGY EQUIPMENT & SERVICES -- 2.5%
          85,988  Cameron International Corp.(1)                            4,139
         322,472  Halliburton Co.                                          12,225
         697,257  National Oilwell Varco, Inc.(1)                          51,220
         187,025  Schlumberger Ltd.                                        18,398
                                                                       ----------
                                                                           85,982
                                                                       ----------
FOOD & STAPLES RETAILING -- 1.3%
       1,642,024  Kroger Co. (The)                                         43,859
          42,573  Wal-Mart Stores, Inc.                                     2,023
                                                                       ----------
                                                                           45,882
                                                                       ----------
FOOD PRODUCTS -- 0.7%
         435,491  General Mills, Inc.                                      24,823
                                                                       ----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 3.0%
         866,528  Baxter International Inc.                                50,302
         559,788  Becton, Dickinson & Co.                                  46,787
          45,209  Mettler-Toledo International, Inc.(1)                     5,145
                                                                       ----------
                                                                          102,234
                                                                       ----------
HEALTH CARE PROVIDERS & SERVICES -- 2.0%
          10,721  AMERIGROUP Corp.(1)                                         391
         160,965  Express Scripts, Inc.(1)                                 11,750
         511,291  Humana Inc.(1)                                           38,505
          17,059  McKesson Corp.                                            1,118
         118,719  UnitedHealth Group Inc.                                   6,909
         215,246  WellCare Health Plans Inc.(1)                             9,129
                                                                       ----------
                                                                           67,802
                                                                       ----------
HOTELS, RESTAURANTS & LEISURE -- 1.9%
          84,217  Choice Hotels International Inc.                          2,796
         888,620  McDonald's Corp.                                         52,348
         216,772  Yum! Brands, Inc.                                         8,296
                                                                       ----------
                                                                           63,440
                                                                       ----------
HOUSEHOLD DURABLES -- 0.3%
           8,779  Black & Decker Corporation                                  611
         374,868  Newell Rubbermaid Inc.                                    9,702
                                                                       ----------
                                                                           10,313
                                                                       ----------
HOUSEHOLD PRODUCTS -- 1.1%
         108,884  Colgate-Palmolive Co.                                     8,489
          35,881  Energizer Holdings Inc.(1)                                4,023
         362,006  Procter & Gamble Co. (The)                               26,578
                                                                       ----------
                                                                           39,090
                                                                       ----------

Shares            ($ IN THOUSANDS)                                          Value

INDUSTRIAL CONGLOMERATES -- 2.0%
       1,850,206  General Electric Co.                                   $ 68,587
                                                                       ----------
INSURANCE -- 3.3%
         311,590  Ace, Ltd.                                                19,250
         107,478  American International Group, Inc.                        6,266
         477,286  Arch Capital Group Ltd.(1)                               33,577
         156,152  Aspen Insurance Holdings Ltd.                             4,503
         732,154  Axis Capital Holdings Ltd.                               28,532
         270,785  Endurance Specialty Holdings Ltd.                        11,300
         179,064  Travelers Companies, Inc. (The)                           9,634
                                                                       ----------
                                                                          113,062
                                                                       ----------
INTERNET & CATALOG RETAIL -- 0.9%
         314,974  Amazon.com, Inc.(1)                                      29,180
         122,781  NetFlix, Inc.(1)(2)                                       3,268
                                                                       ----------
                                                                           32,448
                                                                       ----------
INTERNET SOFTWARE & SERVICES -- 1.9%
         630,497  eBay Inc.(1)                                             20,926
          61,771  Google Inc. Cl A(1)                                      42,714
                                                                       ----------
                                                                           63,640
                                                                       ----------
IT SERVICES -- 5.0%
       1,146,412  Accenture Ltd. Cl A                                      41,305
         745,931  International Business Machines Corp.                    80,635
          57,596  MasterCard Inc. Cl A                                     12,395
       1,542,371  Western Union Co. (The)                                  37,449
                                                                       ----------
                                                                          171,784
                                                                       ----------
LEISURE EQUIPMENT & PRODUCTS(3)
          10,368  Polaris Industries Inc.(2)                                  495
                                                                       ----------
LIFE SCIENCES TOOLS & SERVICES -- 0.6%
         226,363  Invitrogen Corp.(1)                                      21,145
                                                                       ----------
MACHINERY -- 2.0%
          66,650  AGCO Corp.(1)                                             4,531
         197,231  Caterpillar Inc.                                         14,311
         494,380  Deere & Co.                                              46,037
          55,044  Parker-Hannifin Corp.                                     4,145
                                                                       ----------
                                                                           69,024
                                                                       ----------
MEDIA -- 4.0%
       1,087,616  DIRECTV Group, Inc. (The)(1)                             25,146
         961,042  EchoStar Communications Corp. Cl A(1)                    36,251
          78,065  Omnicom Group Inc.                                        3,710
         240,082  Regal Entertainment Group Cl A(2)                         4,338

------
15

Equity Growth
Shares            ($ IN THOUSANDS)                                          Value

         242,191  Viacom Inc. Cl B(1)                                    $ 10,637
       1,769,709  Walt Disney Co. (The)                                    57,126
                                                                       ----------
                                                                          137,208
                                                                       ----------
METALS & MINING -- 1.5%
         281,883  Freeport-McMoRan Copper & Gold, Inc.                     28,877
         214,719  Southern Copper Corp.(2)                                 22,573
                                                                       ----------
                                                                           51,450
                                                                       ----------
OFFICE ELECTRONICS -- 0.7%
       1,458,526  Xerox Corp.                                              23,614
                                                                       ----------
OIL, GAS & CONSUMABLE FUELS -- 11.1%
         504,021  Chevron Corp.                                            47,040
         947,478  ConocoPhillips                                           83,662
         612,217  EnCana Corp.                                             41,606
       1,922,366  Exxon Mobil Corp.                                       180,107
         203,655  Occidental Petroleum Corp.                               15,679
          58,815  Petro-Canada                                              3,154
         149,790  Valero Energy Corp.                                      10,490
                                                                       ----------
                                                                          381,738
                                                                       ----------
PHARMACEUTICALS -- 5.0%
         737,168  Eli Lilly and Company                                    39,357
       1,378,081  Johnson & Johnson                                        91,918
         496,798  Merck & Co., Inc.                                        28,869
         393,954  Pfizer Inc.                                               8,955
          51,195  Watson Pharmaceuticals, Inc.(1)                           1,389
                                                                       ----------
                                                                          170,488
                                                                       ----------
ROAD & RAIL -- 0.8%
          78,990  Burlington Northern Santa Fe Corp.                        6,574
         117,238  CSX Corp.                                                 5,156
         103,495  Norfolk Southern Corp.                                    5,220
          70,049  Union Pacific Corp.                                       8,800
                                                                       ----------
                                                                           25,750
                                                                       ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 3.0%
           3,059  ASM International N.V.(2)                                    73
       2,720,374  Intel Corp.                                              72,526
         766,551  NVIDIA Corp.(1)                                          26,078
         165,517  Texas Instruments Inc.                                    5,528
                                                                       ----------
                                                                          104,205
                                                                       ----------
SOFTWARE -- 3.8%
       1,142,526  Adobe Systems Inc.(1)                                    48,820
       1,849,888  Microsoft Corporation                                    65,857
         723,669  Oracle Corp.(1)                                          16,340
                                                                       ----------
                                                                          131,017
                                                                       ----------
SPECIALTY RETAIL -- 3.0%
         369,962  AutoZone, Inc.(1)                                        44,362

Shares            ($ IN THOUSANDS)                                          Value

         122,177  Barnes & Noble Inc.                                     $ 4,209
         128,917  GameStop Corp. Cl A(1)                                    8,007
         958,971  RadioShack Corp.                                         16,168
       1,088,610  TJX Companies, Inc. (The)                                31,276
                                                                       ----------
                                                                          104,022
                                                                       ----------
THRIFTS & MORTGAGE FINANCE -- 0.1%
         162,047  Washington Mutual, Inc.                                   2,205
                                                                       ----------
TOBACCO -- 0.7%
         169,577  Altria Group Inc.                                        12,816
         189,154  UST Inc.                                                 10,366
                                                                       ----------
                                                                           23,182
                                                                       ----------
WIRELESS TELECOMMUNICATION SERVICES -- 0.2%
         123,634  Rogers Communications Inc. Cl B                           5,594
             522  United States Cellular Corp.(1)                              44
                                                                       ----------
                                                                            5,638
                                                                       ----------
TOTAL COMMON STOCKS
(Cost $2,998,501)                                                       3,406,612
                                                                       ----------

Principal Amount

Temporary Cash Investments -- 0.6%

         $22,000  FHLB Discount Notes, 3.15%, 1/2/08(4)                    22,000
(Cost $21,996)
                                                                       ----------

Temporary Cash Investments - Securities Lending Collateral(5) -- 0.9%

Repurchase Agreement, BNP Paribas, (collateralized by various U.S.
Government Agency obligations in a pooled account at the lending
agent), 4.42%, dated 12/31/07, due 1/2/08 (Delivery value $10,002)         10,000

Repurchase Agreement, Lehman Brothers Inc., (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 4.45%, dated 12/31/07, due 1/2/08 (Delivery
value $10,002)                                                             10,000

Repurchase Agreement, Morgan Stanley, (collateralized by various
U.S. Government Agency obligations in a pooled account at the lending agent), 4.35%, dated 12/31/07, due 1/2/08 (Delivery value
$10,425)                                                                   10,422
                                                                       ----------
TOTAL TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL
(Cost $30,422)                                                             30,422
                                                                       ----------
TOTAL INVESTMENT SECURITIES -- 100.9%
(Cost $3,050,919)                                                       3,459,034
                                                                       ----------
OTHER ASSETS AND LIABILITIES -- (0.9)%                                   (30,134)
                                                                       ----------
TOTAL NET ASSETS -- 100.0%                                             $3,428,900
                                                                       ==========

------
16

Equity Growth

Notes to Schedule of Investments

FHLB = Federal Home Loan Bank

(1) Non-income producing.

(2) Security, or a portion thereof, was on loan as of December 31, 2007.

(3) Industry is less than 0.05% of total net assets.

(4) The rate indicated is the yield to maturity at purchase.

(5) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

See Notes to Financial Statements.

------
17

PERFORMANCE
Income & Growth

Total Returns as of December 31, 2007
                                                    Average Annual Returns
                          6                              10          Since      Inception
                          months(1)    1 year   5 years   years    Inception       Date

INVESTOR CLASS              -7.40%     -0.29%   12.38%    5.96%      11.95%      12/17/90

S&P 500 INDEX(2)            -1.37%     5.49%    12.83%    5.91%    11.40%(3)        --

Institutional Class         -7.30%     -0.07%   12.59%     --        6.23%       1/28/98

A Class(4)                                                                       12/15/97
 No sales charge*           -7.52%     -0.54%   12.10%    5.69%      5.80%
 With sales charge*        -12.85%     -6.26%   10.78%    5.07%      5.18%

B Class                                                                          9/28/07
 No sales charge*             --         --       --       --      -6.17%(1)
 With sales charge*           --         --       --       --      -11.17%(1)

C Class                                                                          6/28/01
 No sales charge*           -7.89%     -1.30%   11.30%     --        4.05%
 With sales charge*         -8.71%     -1.30%   11.30%     --        4.05%

R Class                     -7.63%     -0.78%     --       --        10.23%      8/29/03

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a maximum 5.75% initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B
Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Please see the Share Class Information
pages for more about the applicable sales charges for each share class. The
SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Total returns for periods less than one year are not annualized.

(2) Data provided by Lipper Inc. - A Reuters Company. ©2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(3) Since 12/20/90, the date nearest the Investor Class's inception for which data are available.

(4) Prior to September 4, 2007, the A Class was referred to as the Advisor
Class. Performance, with sales charge, prior to that date has been adjusted to reflect the A Class's current sales charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
18

Income & Growth

Growth of $10,000 Over 10 Years

$10,000 investment made December 31, 1997

One-Year Returns Over 10 Years
Periods ended December 31
              1998     1999      2000       2001      2002     2003     2004     2005    2006    2007
Investor
Class        27.67%   17.96%    -10.54%    -8.37%   -19.37%   29.62%   12.98%   4.79%   17.17%  -0.29%

S&P 500
Index        28.58%   21.04%    -9.10%    -11.89%   -22.10%   28.68%   10.88%   4.91%   15.79%   5.49%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
19

PORTFOLIO COMMENTARY
Income & Growth

Portfolio Managers: John Schniedwind, Kurt Borgwardt, and Zili Zhang

PERFORMANCE SUMMARY

Income & Growth returned -7.40%* for the six months ended December 31, 2007, trailing the -1.37% return of its benchmark, the S&P 500 Index.

The portfolio's negative return reflected a broad decline in the stock market over the last six months. In particular, the portfolio's financials and consumer discretionary holdings, which comprised approximately one-third of the portfolio, suffered double-digit declines amid the subprime mortgage meltdown and a slowdown in consumer spending.

The six-month period featured a dramatic increase in market volatility, which created a challenging investment environment for Income & Growth. The portfolio's slight tilt toward value hurt performance relative to the S&P 500 as large-cap value stocks underperformed large-cap growth issues by a wide margin. In addition, stock selection was a drag on relative results in eight of ten sectors within the portfolio.

FINANCIALS UNDERPERFORMED

The portfolio's financials stocks had the biggest negative impact on performance compared with the S&P 500 during the six-month period. Our exposure to thrifts & mortgage finance companies hurt as the subprime meltdown worsened over the last half of 2007. The biggest individual detractor in the portfolio was Washington Mutual, a thrift with a substantial mortgage business. Washington Mutual's exposure to subprime mortgages and the deteriorating housing market led to substantial losses and a dividend cut.

Diversified financial services company Citigroup, the fourth-largest holding in the portfolio on average during the period, also hindered relative results.
The company fired its CEO after reporting larger-than-expected losses on securities related to the mortgage market, leading to a sizable decline in the stock.

TECHNOLOGY AND HEALTH CARE ALSO DETRACTED

Income & Growth's information technology and health care stocks also underperformed their counterparts in the benchmark index. In the information technology sector, the majority of the underperformance stemmed from missed opportunities -- avoiding or underweighting some of the best performers in the sector. Examples included electronics maker Apple, online search engine and advertiser Google, and semiconductor manufacturer Intel.

Top Ten Holdings as of December 31, 2007
                                             % of net         % of net
                                           assets as of     assets as of
                                             12/31/07          6/30/07
Exxon Mobil Corp.                              5.2%             4.9%
Microsoft Corporation                          3.4%             1.8%
Chevron Corp.                                  2.8%             2.7%
Johnson & Johnson                              2.7%             1.5%
Pfizer Inc.                                    2.5%             2.5%
International Business Machines Corp.          2.4%             2.4%
ConocoPhillips                                 2.4%             2.1%
JPMorgan Chase & Co.                           2.3%             2.2%
Hewlett-Packard Co.                            2.2%             2.2%
Bank of America Corp.                          2.2%             2.9%

*All fund returns referenced in this commentary are for Investor Class shares.
Total returns for periods less than one year are not annualized.

------
20

Income & Growth

In the health care sector, the largest individual detractor was health care provider WellCare, which plunged amid concerns about fraud following a government raid on the company's headquarters. Specialty pharmaceutical firm
Biovail also slid during the period after a delay in FDA approval for a reformulated version of the company's depression medication.

WINNERS IN TELECOM AND MATERIALS

On the positive side, the portfolio's telecommunication services holdings posted positive returns during the six months, while the S&P 500's telecom services stocks declined. Our avoidance of wireless companies produced the bulk of the outperformance in the telecom sector, particularly Sprint Nextel, which fell sharply as operational missteps led to a decline in the company's subscriber base and market share.

Income & Growth's materials stocks also added value relative to the benchmark index. Specialty chemicals maker Lyondell Chemical rallied after agreeing to be acquired at a premium by Dutch chemicals company Basell International
Holdings in July. Copper producer Freeport-McMoRan Copper & Gold also rose sharply, mirroring the broad increase in metals prices.

The top relative performance contributor in the portfolio was disk drive manufacturer Western Digital. The company raised its earnings forecast significantly in consecutive quarters as strong demand for hard drives in computers and digital video recorders led to lower inventories and increased pricing power.

OUTLOOK

As we move into 2008, the economy faces the headwinds of a deteriorating housing market, slowing consumer spending, and high energy prices. In addition, the ripple effects of the subprime mortgage debacle are still playing out, leading to further uncertainty. Although the Federal Reserve appears ready to cut short-term interest rates further to prevent a recession, success may come at the expense of higher inflation. As a result, we are likely to see continued stock market volatility in the coming months.

Our focus will remain on our disciplined, balanced investment approach, which we believe will produce favorable results over the long term.

Income & Growth's Five Largest Overweights as of December 31, 2007
                                               % of             % of
                                            portfolio's        S&P 500
                                              stocks            Index
Exxon Mobil Corp.                              5.24%            3.98%
Chevron Corp.                                  2.79%            1.53%
Kimberly-Clark Corp.                           1.48%            0.23%
ConocoPhillips                                 2.35%            1.10%
Humana Inc.                                    1.35%            0.10%

Income & Growth's Five Largest Underweights as of December 31, 2007
                                               % of             % of
                                            portfolio's        S&P 500
                                              stocks            Index
Google Inc. Cl A                                --              1.24%
Procter & Gamble Co. (The)                     0.53%            1.77%
Altria Group Inc.                              0.11%            1.24%
Cisco Systems Inc.                             0.24%            1.28%
Apple Inc.                                     0.34%            1.35%

------
21

SCHEDULE OF INVESTMENTS
Income & Growth

DECEMBER 31, 2007 (UNAUDITED)

Shares            ($ IN THOUSANDS)                                           Value

Common Stocks -- 100.1%

AEROSPACE & DEFENSE -- 4.5%
         657,960  Boeing Co.                                              $ 57,546
          12,215  General Dynamics Corp.                                     1,087
         450,185  Lockheed Martin Corp.                                     47,386
         673,800  Northrop Grumman Corp.                                    52,988
         121,390  Raytheon Company                                           7,368
                                                                        ----------
                                                                           166,375
                                                                        ----------
AIR FREIGHT & LOGISTICS -- 1.1%
         127,882  FedEx Corporation                                         11,403
         433,283  United Parcel Service, Inc. Cl B                          30,642
                                                                        ----------
                                                                            42,045
                                                                        ----------
AIRLINES -- 0.1%
         396,260  Southwest Airlines Co.                                     4,834
                                                                        ----------
AUTO COMPONENTS -- 1.0%
         455,844  Magna International Inc. Cl A                             36,664
                                                                        ----------
AUTOMOBILES -- 0.2%
       1,333,071  Ford Motor Co.(1)                                          8,972
                                                                        ----------
BEVERAGES -- 1.5%
         575,646  Coca-Cola Enterprises Inc.                                14,984
         276,509  Molson Coors Brewing Co.                                  14,273
         518,997  Pepsi Bottling Group Inc.                                 20,480
         191,339  PepsiAmericas, Inc.                                        6,375
                                                                        ----------
                                                                            56,112
                                                                        ----------
BIOTECHNOLOGY -- 1.8%
       1,122,809  Amgen Inc.(1)                                             52,143
         151,021  Genzyme Corp.(1)                                          11,242
          80,168  Gilead Sciences, Inc.(1)                                   3,689
                                                                        ----------
                                                                            67,074
                                                                        ----------
BUILDING PRODUCTS -- 0.2%
         356,636  Masco Corp.                                                7,707
                                                                        ----------
CAPITAL MARKETS -- 4.9%
         158,560  Bank of New York Mellon Corp. (The)                        7,731
         298,035  Goldman Sachs Group, Inc. (The)                           64,093
         531,758  Lehman Brothers Holdings Inc.                             34,798
         524,875  Merrill Lynch & Co., Inc.                                 28,175
         786,279  Morgan Stanley                                            41,759
         155,370  Charles Schwab Corp. (The)                                 3,970
                                                                        ----------
                                                                           180,526
                                                                        ----------
CHEMICALS -- 1.7%
          47,899  CF Industries Holdings, Inc.                               5,272
         929,559  du Pont (E.I.) de Nemours & Co.                           40,984
         620,154  Methanex Corp.                                            17,116

Shares            ($ IN THOUSANDS)                                           Value

          29,799  Terra Industries Inc.(1)                                 $ 1,423
                                                                        ----------
                                                                            64,795
                                                                        ----------
COMMERCIAL BANKS -- 1.2%
         173,408  Marshall & Ilsley Corp.                                    4,592
         281,036  Royal Bank of Canada                                      14,344
         764,382  U.S. Bancorp                                              24,261
                                                                        ----------
                                                                            43,197
                                                                        ----------
COMMERCIAL SERVICES & SUPPLIES -- 0.6%
         128,717  Deluxe Corp.                                               4,234
         432,946  R.R. Donnelley & Sons Company                             16,339
                                                                        ----------
                                                                            20,573
                                                                        ----------
COMMUNICATIONS EQUIPMENT -- 0.2%
         334,212  Cisco Systems Inc.(1)                                      9,047
                                                                        ----------
COMPUTERS & PERIPHERALS -- 4.1%
          64,563  Apple Inc.(1)                                             12,789
       1,650,870  Hewlett-Packard Co.                                       83,335
       1,144,789  Seagate Technology                                        29,192
          39,978  Sun Microsystems, Inc.(1)                                    725
         897,049  Western Digital Corp.(1)                                  27,100
                                                                        ----------
                                                                           153,141
                                                                        ----------
CONSTRUCTION & ENGINEERING -- 0.1%
          12,549  Jacobs Engineering Group Inc.(1)                           1,200
          83,842  Perini Corp.(1)                                            3,473
                                                                        ----------
                                                                             4,673
                                                                        ----------
CONSUMER FINANCE -- 0.4%
         270,216  Capital One Financial Corp.                               12,770
                                                                        ----------
CONTAINERS & PACKAGING(2)
          37,187  Sonoco Products Co.                                        1,215
                                                                        ----------
DIVERSIFIED FINANCIAL SERVICES -- 6.4%
       2,001,671  Bank of America Corp.                                     82,589
       1,994,297  Citigroup Inc.                                            58,712
       1,980,707  JPMorgan Chase & Co.                                      86,458
         659,525  KKR Financial Holdings LLC                                 9,266
                                                                        ----------
                                                                           237,025
                                                                        ----------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 3.8%
       1,399,259  AT&T Inc.                                                 58,153
          36,910  Embarq Corp.                                               1,828
       1,838,002  Verizon Communications Inc.                               80,303
                                                                        ----------
                                                                           140,284
                                                                        ----------
ELECTRIC UTILITIES -- 2.6%
         609,968  Edison International                                      32,555
         251,080  Exelon Corporation                                        20,498
         392,990  FPL Group, Inc.                                           26,594

------
22

Income & Growth
Shares            ($ IN THOUSANDS)                                           Value

         147,831  Progress Energy Inc.                                     $ 7,159
         443,113  Reliant Energy, Inc.(1)                                   11,627
                                                                        ----------
                                                                            98,433
                                                                        ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.8%
         676,626  Avnet, Inc.(1)                                            23,662
         195,985  Tyco Electronics Ltd.                                      7,277
          50,312  Vishay Intertechnology, Inc.(1)                              574
                                                                        ----------
                                                                            31,513
                                                                        ----------
ENERGY EQUIPMENT & SERVICES(2)
          10,406  Schlumberger Ltd.                                          1,024
                                                                        ----------
FOOD & STAPLES RETAILING(2)
           7,431  Wal-Mart Stores, Inc.                                        353
                                                                        ----------
FOOD PRODUCTS -- 1.0%
         636,196  General Mills, Inc.                                       36,263
          79,261  Kraft Foods Inc. Cl A                                      2,586
                                                                        ----------
                                                                            38,849
                                                                        ----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 2.0%
         333,644  Baxter International Inc.                                 19,368
         578,884  Becton, Dickinson & Co.                                   48,383
         146,168  Covidien Ltd.                                              6,474
                                                                        ----------
                                                                            74,225
                                                                        ----------
HEALTH CARE PROVIDERS & SERVICES -- 3.4%
         640,783  Aetna Inc.                                                36,992
         608,963  AMERIGROUP Corp.(1)                                       22,197
         256,614  Apria Healthcare Group Inc.(1)                             5,535
         668,096  Humana Inc.(1)                                            50,315
          48,358  McKesson Corp.                                             3,168
         190,763  WellCare Health Plans Inc.(1)                              8,090
                                                                        ----------
                                                                           126,297
                                                                        ----------
HOTELS, RESTAURANTS & LEISURE -- 1.6%
       1,021,249  McDonald's Corp.                                          60,162
          20,375  Yum! Brands, Inc.                                            780
                                                                        ----------
                                                                            60,942
                                                                        ----------
HOUSEHOLD DURABLES -- 1.3%
         101,896  Blyth, Inc.                                                2,236
         380,404  Newell Rubbermaid Inc.                                     9,845
          27,353  NVR, Inc.(1)(3)                                           14,333
         620,572  Tupperware Brands Corp.                                   20,497
                                                                        ----------
                                                                            46,911
                                                                        ----------
HOUSEHOLD PRODUCTS -- 2.0%
         795,957  Kimberly-Clark Corp.                                      55,192
         270,649  Procter & Gamble Co. (The)                                19,871
                                                                        ----------
                                                                            75,063
                                                                        ----------
INDUSTRIAL CONGLOMERATES -- 2.2%
       2,047,442  General Electric Co.                                      75,899
         181,466  Walter Industries Inc.                                     6,520
                                                                        ----------
                                                                            82,419
                                                                        ----------

Shares            ($ IN THOUSANDS)                                           Value

INSURANCE -- 4.0%
         837,613  Ace, Ltd.                                               $ 51,747
         135,997  American International Group, Inc.                         7,929
         254,734  Arch Capital Group Ltd.(1)                                17,921
         506,254  Aspen Insurance Holdings Ltd.                             14,600
         190,431  Axis Capital Holdings Ltd.                                 7,421
         579,480  Endurance Specialty Holdings Ltd.                         24,182
          86,509  PartnerRe Ltd.                                             7,140
         196,823  Travelers Companies, Inc. (The)                           10,589
         134,530  XL Capital Ltd. Cl A                                       6,768
                                                                        ----------
                                                                           148,297
                                                                        ----------
INTERNET SOFTWARE & SERVICES -- 0.6%
         461,646  eBay Inc.(1)                                              15,322
         143,747  Open Text Corp.(1)(3)                                      4,521
                                                                        ----------
                                                                            19,843
                                                                        ----------
IT SERVICES -- 5.5%
       1,262,100  Accenture Ltd. Cl A                                       45,473
         851,447  Computer Sciences Corp.(1)                                42,121
         893,444  Electronic Data Systems Corp.                             18,521
         822,720  International Business Machines Corp.                     88,937
          46,135  MasterCard Inc. Cl A                                       9,928
                                                                        ----------
                                                                           204,980
                                                                        ----------
LEISURE EQUIPMENT & PRODUCTS -- 0.6%
         809,623  Hasbro, Inc.                                              20,710
                                                                        ----------
LIFE SCIENCES TOOLS & SERVICES -- 0.2%
          67,644  Invitrogen Corp.(1)                                        6,319
                                                                        ----------
MACHINERY -- 0.7%
         306,252  Caterpillar Inc.                                          22,222
          45,134  Deere & Co.                                                4,203
                                                                        ----------
                                                                            26,425
                                                                        ----------
MEDIA -- 2.8%
       1,621,477  CBS Corp. Cl B                                            44,185
         461,405  Regal Entertainment Group Cl A(3)                          8,338
          10,937  Sinclair Broadcast Group, Inc. Cl A(3)                        90
       1,593,095  Walt Disney Co. (The)                                     51,425
                                                                        ----------
                                                                           104,038
                                                                        ----------
METALS & MINING -- 2.0%
         487,316  Freeport-McMoRan Copper & Gold, Inc.                      49,921
         116,592  Southern Copper Corp.(3)                                  12,257
          86,529  United States Steel Corp.                                 10,462
                                                                        ----------
                                                                            72,640
                                                                        ----------

------
23

Income & Growth
Shares            ($ IN THOUSANDS)                                           Value

MULTILINE RETAIL -- 0.1%
         201,622  Big Lots, Inc.(1)                                        $ 3,224
                                                                        ----------
OFFICE ELECTRONICS -- 1.2%
       2,784,434  Xerox Corp.                                               45,080
                                                                        ----------
OIL, GAS & CONSUMABLE FUELS -- 15.4%
         307,962  Alpha Natural Resources, Inc.(1)                          10,003
       1,113,805  Chevron Corp.                                            103,951
         991,049  ConocoPhillips                                            87,510
          13,248  Delek US Holdings Inc.                                       268
         590,043  EnCana Corp.                                              40,099
       2,081,378  Exxon Mobil Corp.                                        195,004
         772,789  Occidental Petroleum Corp.                                59,497
          82,885  Overseas Shipholding Group                                 6,169
         305,199  Tesoro Corp.                                              14,558
         817,051  Valero Energy Corp.                                       57,218
                                                                        ----------
                                                                           574,277
                                                                        ----------
PHARMACEUTICALS -- 6.8%
         307,734  Biovail Corp.                                              4,142
         932,538  Bristol-Myers Squibb Co.                                  24,731
         341,542  Eli Lilly and Company                                     18,235
       1,523,632  Johnson & Johnson                                        101,625
         221,299  Merck & Co., Inc.                                         12,860
       4,019,190  Pfizer Inc.                                               91,356
          20,020  Wyeth                                                        885
                                                                        ----------
                                                                           253,834
                                                                        ----------
REAL ESTATE INVESTMENT TRUSTS -- 0.6%
          60,431  Hospitality Properties Trust                               1,947
         491,135  Host Hotels & Resorts Inc.                                 8,369
         251,843  iStar Financial Inc.(3)                                    6,561
          19,333  Potlatch Corp.                                               859
          61,737  ProLogis                                                   3,913
                                                                        ----------
                                                                            21,649
                                                                        ----------
ROAD & RAIL -- 1.2%
         142,473  Burlington Northern Santa Fe Corp.                        11,858
         191,870  CSX Corp.                                                  8,438

Shares            ($ IN THOUSANDS)                                           Value

         190,600  Norfolk Southern Corp.                                   $ 9,614
         121,886  Union Pacific Corp.                                       15,312
                                                                        ----------
                                                                            45,222
                                                                        ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.1%
       1,072,952  Applied Materials, Inc.                                   19,056
           6,971  ASM International N.V.(3)                                    167
       1,689,448  Intel Corp.                                               45,041
         300,736  NVIDIA Corp.(1)                                           10,231
         277,524  OmniVision Technologies, Inc.(1)(3)                        4,343
                                                                        ----------
                                                                            78,838
                                                                        ----------
SOFTWARE -- 3.4%
           5,000  Adobe Systems Inc.(1)                                        214
       3,518,113  Microsoft Corporation                                    125,244
          95,129  Oracle Corp.(1)                                            2,148
                                                                        ----------
                                                                           127,606
                                                                        ----------
SPECIALTY RETAIL -- 1.1%
          34,459  AutoZone, Inc.(1)                                          4,132
         139,035  Barnes & Noble Inc.                                        4,790
          68,172  GameStop Corp. Cl A(1)                                     4,234
         146,200  Gap, Inc. (The)                                            3,111
       1,288,295  RadioShack Corp.                                          21,721
                                                                        ----------
                                                                            37,988
                                                                        ----------
TEXTILES, APPAREL & LUXURY GOODS -- 0.2%
          85,500  VF Corp.                                                   5,870
                                                                        ----------
THRIFTS & MORTGAGE FINANCE -- 0.5%
         104,250  Fannie Mae                                                 4,168
         118,178  Freddie Mac                                                4,026
         621,693  Washington Mutual, Inc.                                    8,461
                                                                        ----------
                                                                            16,655
                                                                        ----------
TOBACCO -- 0.4%
          56,014  Altria Group Inc.                                          4,234
         146,648  Reynolds American Inc.                                     9,672
                                                                        ----------
                                                                            13,906
                                                                        ----------
TOTAL COMMON STOCKS
(Cost $3,104,595)                                                        3,720,459
                                                                        ----------

------
24

Income & Growth

Shares            ($ IN THOUSANDS)                                           Value

Temporary Cash Investments -- 0.3%

Repurchase Agreement, Deutsche Bank Securities, Inc.,
(collateralized by various U.S. Treasury obligations, 4.50%,
4/30/09, valued at $13,163), in a joint trading account at 1.30%, dated 12/31/07, due 1/2/08 (Delivery value $12,901)
(Cost $12,900)                                                            $ 12,900
                                                                        ----------

Temporary Cash Investments - Securities Lending Collateral(4) -- 1.0%

Repurchase Agreement, BNP Paribas, (collateralized by various U.S.
Government Agency obligations in a pooled account at the lending
agent), 4.42%, dated 12/31/07, due 1/2/08 (Delivery value $10,002)          10,000

Repurchase Agreement, Lehman Brothers Inc., (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 4.45%, dated 12/31/07, due 1/2/08 (Delivery
value $10,002)                                                              10,000

Repurchase Agreement, Morgan Stanley, (collateralized by various
U.S. Government Agency obligations in a pooled account at the lending agent), 4.35%, dated 12/31/07, due 1/2/08 (Delivery value
$16,875)                                                                    16,871
                                                                        ----------
TOTAL TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL
(Cost $36,871)                                                              36,871
                                                                        ----------
TOTAL INVESTMENT SECURITIES -- 101.4%
(Cost $3,154,366)                                                        3,770,230
                                                                        ----------
OTHER ASSETS AND LIABILITIES -- (1.4)%                                    (52,579)
                                                                        ----------
TOTAL NET ASSETS -- 100.0%                                              $3,717,651
                                                                        ==========

Notes to Schedule of Investments

(1) Non-income producing.

(2) Industry is less than 0.05% of total net assets.

(3) Security, or a portion thereof, was on loan as of December 31, 2007.

(4) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

See Notes to Financial Statements.

------
25

SHAREHOLDER FEE EXAMPLES (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007
(except as noted).

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account), American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional,
Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------
26

                      Beginning
                       Account        Ending        Expenses Paid      Annualized
                        Value     Account Value    During Period(1)      Expense
                       7/1/07        12/31/07     7/1/07 - 12/31/07     Ratio(1)
Disciplined Growth

ACTUAL

Investor Class         $1,000       $1,039.70           $5.28             1.03%

Institutional Class    $1,000       $1,040.40           $4.26             0.83%

A Class                $1,000       $1,038.10           $6.56             1.28%

B Class                $1,000       $990.70(2)         $5.19(3)           2.03%

C Class                $1,000       $990.70(2)         $5.19(3)           2.03%

R Class                $1,000       $1,037.50           $7.84             1.53%

HYPOTHETICAL

Investor Class         $1,000       $1,019.96           $5.23             1.03%

Institutional Class    $1,000       $1,020.96           $4.22             0.83%

A Class                $1,000       $1,018.70           $6.50             1.28%

B Class                $1,000      $1,014.93(4)       $10.28(4)           2.03%

C Class                $1,000      $1,014.93(4)       $10.28(4)           2.03%

R Class                $1,000       $1,017.44           $7.76             1.53%

Equity Growth

ACTUAL

Investor Class         $1,000        $970.90            $3.32             0.67%

Institutional Class    $1,000        $971.90            $2.33             0.47%

A Class                $1,000        $969.60            $4.55             0.92%

B Class                $1,000       $959.80(2)         $4.20(3)           1.67%

C Class                $1,000        $965.60            $8.25             1.67%

R Class                $1,000        $968.30            $5.79             1.17%

HYPOTHETICAL

Investor Class         $1,000       $1,021.77           $3.40             0.67%

Institutional Class    $1,000       $1,022.77           $2.39             0.47%

A Class                $1,000       $1,020.51           $4.67             0.92%

B Class                $1,000      $1,016.74(4)        $8.47(4)           1.67%

C Class                $1,000       $1,016.74           $8.47             1.67%

R Class                $1,000       $1,019.25           $5.94             1.17%

(1) Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

(2) Ending account value based on actual return from September 28, 2007
(commencement of sale) through December 31, 2007.

(3) Expenses are equal to the class's annualized expense ratio lised in the table above, multiplied by the average account value over the period, multiplied by 94, the number of days in the period from September 28, 2007
(commencement of sale) through December 31, 2007, divided by 366, to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.

(4) Ending account value and expenses paid during the period assumes the class had been available throughout the entire period and are calculated using the class's annualized expense ratio listed in the table above.

------
27

                      Beginning
                       Account        Ending        Expenses Paid      Annualized
                        Value     Account Value    During Period(1)     Expense
                       7/1/07        12/31/07     7/1/07 - 12/31/07     Ratio(1)
Income & Growth

ACTUAL

Investor Class         $1,000        $926.00            $3.29            0.68%

Institutional Class    $1,000        $927.00            $2.33            0.48%

A Class                $1,000        $924.80            $4.50            0.93%

B Class                $1,000       $938.30(2)         $4.18(3)          1.68%

C Class                $1,000        $921.10            $8.11            1.68%

R Class                $1,000        $923.70            $5.71            1.18%

HYPOTHETICAL

Investor Class         $1,000       $1,021.72           $3.46            0.68%

Institutional Class    $1,000       $1,022.72           $2.44            0.48%

A Class                $1,000       $1,020.46           $4.72            0.93%

B Class                $1,000      $1,016.69(4)        $8.52(4)          1.68%

C Class                $1,000       $1,016.69           $8.52            1.68%

R Class                $1,000       $1,019.20           $5.99            1.18%

(1) Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

(2) Ending account value based on actual return from September 28, 2007
(commencement of sale) through December 31, 2007.

(3) Expenses are equal to the class's annualized expense ratio lised in the table above, multiplied by the average account value over the period, multiplied by 94, the number of days in the period from September 28, 2007
(commencement of sale) through December 31, 2007, divided by 366, to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.

(4) Ending account value and expenses paid during the period assumes the class had been available throughout the entire period and are calculated using the class's annualized expense ratio listed in the table above.

------
28

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007 (UNAUDITED) (AMOUNTS IN THOUSANDS)
                                    Disciplined           Equity
                                         Growth           Growth   Income & Growth
ASSETS

Investment securities, at value
(cost of $25,652, $3,020,497
and $3,117,495, respectively)
-- including $1,068, $29,649
and $36,031 of securities on
loan, respectively                      $29,466       $3,428,612        $3,733,359

Investments made with cash
collateral received for
securities on loan, at value
(cost of $1,110, $30,422 and
$36,871, respectively)                    1,110           30,422            36,871
                                   ------------   --------------    --------------
Total investment securities, at
value (cost of $26,762,
$3,050,919 and $3,154,366,
respectively)                            30,576        3,459,034         3,770,230

Cash                                         57               --             2,453

Receivable for
investments sold                             --               --            28,316

Receivable for capital shares
sold                                         --                1               341

Dividends and interest
receivable                                   32            3,219             4,622
                                   ------------   --------------    --------------
                                         30,665        3,462,254         3,805,962
                                   ------------   --------------    --------------

LIABILITIES

Disbursements in excess of
demand deposit cash                          --              905                --

Payable for collateral received
for securities
on loan                                   1,110           30,422            36,871

Payable for investments
purchased                                    --               --             4,638

Payable for capital
shares redeemed                              --               40            44,587

Accrued management fees                      26            1,880             2,095

Distribution fees payable                    --                7                 1

Service fees (and distribution
fees --
A Class and R Class) payable                 --              100               119
                                   ------------   --------------    --------------
                                          1,136           33,354            88,311
                                   ------------   --------------    --------------

NET ASSETS                              $29,529       $3,428,900        $3,717,651
                                   ============   ==============    ==============

See Notes to Financial Statements.

------
29

DECEMBER 31, 2007 (UNAUDITED) (AMOUNTS IN THOUSANDS EXCEPT AS NOTED)
                                     Disciplined           Equity
                                          Growth           Growth  Income & Growth
NET ASSETS CONSIST OF:

Capital (par value and
paid-in surplus)                         $25,580       $3,035,873       $3,165,980

Accumulated net
investment loss                             (15)            (252)            (245)

Accumulated undistributed net
realized gain (loss) on
investment and foreign currency
transactions                                 150         (14,836)         (63,948)

Net unrealized appreciation on
investments                                3,814          408,115          615,864
                                    ------------   --------------   --------------
                                         $29,529       $3,428,900       $3,717,651
                                    ============   ==============   ==============

INVESTOR CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)

Net assets                           $22,372,330   $2,449,624,670   $2,697,959,535

Shares outstanding                     1,812,023      101,279,425       93,428,379

Net asset value per share                 $12.35           $24.19           $28.88

INSTITUTIONAL CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)

Net assets                            $5,742,520     $516,567,031     $485,533,434

Shares outstanding                       464,119       21,346,058       16,803,387

Net asset value per share                 $12.37           $24.20           $28.89

A CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)

Net assets                              $723,214     $450,602,237     $531,882,715

Shares outstanding                        58,745       18,642,996       18,434,952

Net asset value per share                 $12.31           $24.17           $28.85

Maximum offering price
(net asset value divided
by 0.9425)                                $13.06           $25.64           $30.61

B CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)

Net assets                               $24,759          $28,251          $28,418

Shares outstanding                         2,010            1,168              984

Net asset value per share                 $12.32           $24.19           $28.88

C CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)

Net assets                               $24,760      $11,421,097       $1,407,416

Shares outstanding                         2,010          475,214           48,832

Net asset value per share                 $12.32           $24.03           $28.82

R CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)

Net assets                              $641,687         $656,446         $839,089

Shares outstanding                        52,400           27,138           29,054

Net asset value per share                 $12.25           $24.19           $28.88

See Notes to Financial Statements.

------
30

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2007 (UNAUDITED) (AMOUNTS IN THOUSANDS)
                                     Disciplined           Equity
                                          Growth           Growth  Income & Growth
INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of foreign taxes
withheld of $15, $1,366 and
$2,494, respectively)                      $ 135         $ 28,906         $ 44,378

Interest                                       4              369              369

Securities lending, net                        3              228              982
                                    ------------     ------------     ------------
                                             142           29,503           45,729
                                    ------------     ------------     ------------

EXPENSES:

Management fees                              151           11,305           13,319

Distribution fees:

 A Class                                       1              203              295

 C Class                                      --               46                6

Service fees:

 A Class                                       1              203              295

 C Class                                      --               15                2

Distribution and
service fees:

 A Class                                      --              404              534

 R Class                                       2                3                2

Directors' fees and expenses                   1               61               74

Other expenses                                 1               10               49
                                    ------------     ------------     ------------
                                             157           12,250           14,576
                                    ------------     ------------     ------------

NET INVESTMENT INCOME (LOSS)                (15)           17,253           31,153
                                    ------------     ------------     ------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on
investments transactions                     630           51,275           33,466

Change in net unrealized
appreciation (depreciation) on
investments                                  633        (174,935)        (389,563)
                                    ------------     ------------     ------------
NET REALIZED AND
UNREALIZED GAIN (LOSS)                     1,263        (123,660)        (356,097)
                                    ------------     ------------     ------------
NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS                           $1,248       $(106,407)       $(324,944)
                                    ============     ============     ============

See Notes to Financial Statements.

------
31

STATEMENT OF CHANGES IN NET ASSETS

SIX MONTHS ENDED DECEMBER 31, 2007 (UNAUDITED), SIX MONTHS ENDED JUNE 30, 2007
AND YEAR ENDED DECEMBER 31, 2006 (AMOUNTS IN THOUSANDS)
                                                                Disciplined Growth
Increase (Decrease)                  December 31,        June 30,     December 31,
in Net Assets                                2007         2007(1)             2006

OPERATIONS

Net investment income (loss)               $ (15)          $ (37)           $ (33)

Net realized gain (loss)                      630             690              153

Change in net unrealized
appreciation (depreciation)                   633           1,200            1,563
                                       ----------      ----------       ----------
Net increase (decrease) in
net assets resulting
from operations                             1,248           1,853            1,683
                                       ----------      ----------       ----------
DISTRIBUTIONS TO SHAREHOLDERS

From net realized gains:

 Investor Class                             (843)            (83)             (59)

 Institutional Class                        (231)            (32)              (3)

 A Class                                     (28)             (2)              (3)

 B Class                                      (1)              --               --

 C Class                                      (1)              --               --

 R Class                                     (24)             (1)              (3)
                                       ----------      ----------       ----------
Decrease in net assets
from distributions                        (1,128)           (118)             (68)
                                       ----------      ----------       ----------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in
net assets from capital
share transactions                        (2,150)           7,893           10,169
                                       ----------      ----------       ----------

NET INCREASE (DECREASE)
IN NET ASSETS                             (2,030)           9,628           11,784

NET ASSETS

Beginning of period                        31,559          21,931           10,147
                                       ----------      ----------       ----------
End of period                             $29,529         $31,559          $21,931
                                       ==========      ==========       ==========
Accumulated net
investment loss                             $(15)              --               --
                                       ==========      ==========       ==========

(1) The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

See Notes to Financial Statements.

------
32

SIX MONTHS ENDED DECEMBER 31, 2007 (UNAUDITED), SIX MONTHS ENDED JUNE 30, 2007 AND
YEAR ENDED DECEMBER 31, 2006 (AMOUNTS IN THOUSANDS)
                                                                       Equity Growth
Increase (Decrease)                  December 31,        June 30,
in Net Assets                                2007         2007(1)  December 31, 2006

OPERATIONS

Net investment income (loss)             $ 17,253        $ 14,268           $ 26,828

Net realized gain (loss)                   51,275         171,540            149,366

Change in net unrealized
appreciation (depreciation)             (174,935)          37,793            220,465
                                       ----------      ----------         ----------
Net increase (decrease) in net
assets resulting
from operations                         (106,407)         223,601            396,659
                                       ----------      ----------         ----------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:

 Investor Class                          (12,646)        (10,458)           (21,143)

 Institutional Class                      (3,152)         (2,499)            (4,414)

 A Class                                  (1,705)         (1,343)            (2,489)

 C Class                                       --              --                (1)

 R Class                                      (2)             (2)                (2)

From net realized gains:

 Investor Class                         (168,884)        (27,462)           (73,924)

 Institutional Class                     (35,309)         (5,253)           (13,750)

 A Class                                 (31,290)         (4,804)           (12,311)

 B Class                                      (2)              --                 --

 C Class                                    (790)           (120)              (300)

 R Class                                     (77)             (9)               (18)
                                       ----------      ----------         ----------
Decrease in net assets
from distributions                      (253,857)        (51,950)          (128,352)
                                       ----------      ----------         ----------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net
assets from capital share
transactions                               90,713         137,367            710,352
                                       ----------      ----------         ----------

NET INCREASE (DECREASE)
IN NET ASSETS                           (269,551)         309,018            978,659

NET ASSETS

Beginning of period                     3,698,451       3,389,433          2,410,774
                                       ----------      ----------         ----------
End of period                          $3,428,900      $3,698,451         $3,389,433
                                       ==========      ==========         ==========

Accumulated net
investment loss                            $(252)              --                 --
                                       ==========      ==========         ==========

(1) The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

See Notes to Financial Statements.

------
33

SIX MONTHS ENDED DECEMBER 31, 2007 (UNAUDITED), SIX MONTHS ENDED JUNE 30, 2007 AND
YEAR ENDED DECEMBER 31, 2006 (AMOUNTS IN THOUSANDS)
                                                                     Income & Growth
Increase (Decrease)                  December 31,        June 30,
in Net Assets                                2007         2007(1)  December 31, 2006

OPERATIONS

Net investment income (loss)             $ 31,153        $ 31,412           $ 83,889

Net realized gain (loss)                   33,466         300,282            286,941

Change in net unrealized
appreciation (depreciation)             (389,563)          13,529            371,373
                                       ----------      ----------         ----------
Net increase (decrease) in net
assets resulting
from operations                         (324,944)         345,223            742,203
                                       ----------      ----------         ----------
DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:

 Investor Class                          (23,497)        (23,150)           (65,306)

 Institutional Class                      (4,535)         (3,517)            (9,386)

 A Class                                  (4,117)         (3,837)           (11,230)

 C Class                                      (4)             (4)               (17)

 R Class                                      (4)             (3)                (8)

From net realized gains:

 Investor Class                         (278,106)        (55,685)          (165,154)

 Institutional Class                     (52,837)         (7,771)           (21,988)

 A Class                                 (55,267)        (10,817)           (32,097)

 B Class                                      (3)              --                 --

 C Class                                    (156)            (31)               (91)

 R Class                                     (85)            (11)               (28)
                                       ----------      ----------         ----------
Decrease in net assets
from distributions                      (418,611)       (104,826)          (305,305)
                                       ----------      ----------         ----------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net
assets from capital share
transactions                            (165,982)       (382,321)          (454,981)
                                       ----------      ----------         ----------

NET INCREASE (DECREASE)
IN NET ASSETS                           (909,537)       (141,924)           (18,083)

NET ASSETS

Beginning of period                     4,627,188       4,769,112          4,787,195
                                       ----------      ----------         ----------
End of period                          $3,717,651      $4,627,188         $4,769,112
                                       ==========      ==========         ==========

Accumulated undistributed net
investment income (loss)                   $(245)            $759                 --
                                       ==========      ==========         ==========

(1) The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

See Notes to Financial Statements.

------
34

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2007 (UNAUDITED) (AMOUNTS IN THOUSANDS)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Quantitative Equity Funds, Inc. (the
corporation) is registered under the Investment Company Act of 1940 (the 1940
Act) as an open-end management investment company. Disciplined Growth Fund
(Disciplined Growth), Equity Growth Fund (Equity Growth) and Income & Growth
Fund (Income & Growth) (collectively, the funds) are three funds in a series issued by the corporation. The funds are diversified under the 1940 Act. The funds seek long-term capital growth by investing in common stocks. Income is a secondary objective for Income & Growth. The following is a summary of the funds' significant accounting policies.

MULTIPLE CLASS -- The funds are authorized to issue the Investor Class, the
Institutional Class, the A Class (formerly Advisor Class), the B Class, the C
Class and the R Class. The A Class may incur an initial sales charge. The A
Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets. Sale of Disciplined Growth's B
Class and C Class commenced on September 28, 2007. Sale of Equity Growth and
Income & Growth's B Class commenced on September 28, 2007.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by, or in accordance with procedures adopted by, the
Board of Directors or its designee if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the funds to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as reduction of cost of investments and/or as a realized gain. The funds estimate the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The funds may lend portfolio securities through their lending agent to certain approved borrowers in order to earn additional income. The income earned, net of any rebates or fees, is included in the
Statement of Operations. The funds continue to recognize any gain or loss in the market price of the securities loaned and record any interest earned or dividends declared.

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35

DECEMBER 31, 2007 (UNAUDITED) (AMOUNTS IN THOUSANDS)

FUTURES CONTRACTS -- The funds may enter into futures contracts in order to manage the funds' exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin)
are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The funds recognize a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The funds are no longer subject to examination by tax authorities for years prior to 2004. At this time, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are declared and paid semiannually for Disciplined Growth. Distributions from net investment income, if any, are declared and paid quarterly for Equity Growth and Income & Growth. Distributions from net realized gains for the funds, if any, are generally declared and paid twice a year.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

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36

DECEMBER 31, 2007 (UNAUDITED) (AMOUNTS IN THOUSANDS)

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

On July 27, 2007, the A Class (formerly Advisor Class) shareholders of the funds approved a change in the class's fee structure. The change was approved by the Board of Directors on December 8, 2006. Effective September 4, 2007,
the fee structure change resulted in an increase of 0.25% in the unified management fee and a simultaneous decrease of 0.25% in the total distribution and service fee, resulting in no change to the total operating expense ratio of the class.

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act
(including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the funds and certain other accounts managed by the investment advisor that are in the same broad investment category as each fund and (2) a Complex Fee based on the assets of all the funds in the American Century family of funds.
The rates for the Investment Category Fee range from 0.6880% to 0.8700% for
Disciplined Growth and 0.3380% to 0.5200% for Equity Growth and Income &
Growth. The rates for the Complex Fee (Investor Class, A Class, B Class, C
Class and R Class) range from 0.2500% to 0.3100%. The Institutional Class is
0.2000% less at each point within the Complex Fee range. Prior to September 4,
2007, the A Class was 0.2500% less at each point within the Complex Fee range
The effective annual management fee for each class of the funds for the six months ended December 31, 2007 was as follows:

                        Investor  Institutional     A       B       C       R

Disciplined Growth       1.02%        0.82%       0.91%   1.02%   1.02%   1.02%

Equity Growth            0.67%        0.47%       0.58%   0.67%   0.67%   0.67%

Income & Growth          0.67%        0.47%       0.57%   0.67%   0.67%   0.67%

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a separate
Master Distribution and Individual Shareholder Services Plan for each of the A
Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule
12b-1 of the 1940 Act. The plans provide that the A Class will pay American
Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and the C Class will each pay
ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. Prior to September 4, 2007, the Board of Directors had adopted a
Master Distribution and Shareholder Services Plan for the A Class, pursuant to
Rule 12b-1 of the 1940 Act, in which the A Class paid ACIS an annual distribution fee of 0.25% and service fee of 0.25%. The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for A Class, B
Class, C Class and R Class shares. Prior to September 4, 2007, the service fee provided compensation for shareholder and administrative services rendered by
ACIS, its affiliates or independent third party providers for A Class shares.
Fees incurred under the plans during the six months ended December 31, 2007, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC.

The funds are eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM).
JPMIM is a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC. The funds have a securities lending agreement with
JPMorgan Chase Bank (JPMCB). Prior to December 12, 2007, the funds had a bank line of credit agreement with JPMCB. JPMCB is a custodian of the funds and a wholly owned subsidiary of JPM.

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37

DECEMBER 31, 2007 (UNAUDITED) (AMOUNTS IN THOUSANDS)

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the six months ended December 31, 2007, were as follows:

                             Disciplined Growth    Equity Growth      Income & Growth

Purchases                          $19,701          $1,832,648          $1,207,865

Proceeds from sales                $23,049          $1,994,612          $1,716,845

4. CAPITAL SHARE TRANSACTIONS

The corporation is authorized to issue three billion shares. Transactions in shares of the funds were as follows:

                           Six months ended      Six months ended     Year ended December
                       December 31, 2007(1)      June 30, 2007(2)                31, 2006
                        Shares       Amount     Shares     Amount     Shares       Amount
Disciplined Growth

INVESTOR
CLASS/SHARES
AUTHORIZED              80,000                 100,000               100,000
                      ========                ========              ========
Sold                       172      $ 2,171        609    $ 7,252      1,003      $10,975

Issued in
reinvestment of
distributions               69          831          7         83          6           59

Redeemed                 (274)      (3,454)      (212)    (2,553)      (387)      (4,213)
                      --------    ---------   --------  ---------   --------    ---------
                          (33)        (452)        404      4,782        622        6,821
                      --------    ---------   --------  ---------   --------    ---------
INSTITUTIONAL
CLASS/SHARES
AUTHORIZED              10,000                  10,000                10,000
                      ========                ========              ========
Sold                        67          841        257      3,066        293        3,271

Issued in
reinvestment of
distributions               19          231          3         32         --            3

Redeemed                 (182)      (2,288)       (39)      (476)        (4)         (42)
                      --------    ---------   --------  ---------   --------    ---------
                          (96)      (1,216)        221      2,622        289        3,232
                      --------    ---------   --------  ---------   --------    ---------
A CLASS/SHARES
AUTHORIZED              10,000                  10,000                10,000
                      ========                ========              ========
Sold                        17          206         41        498         10          110

Issued in
reinvestment of
distributions                2           28         --          2         --            3

Redeemed                  (61)        (792)        (1)       (12)         --           --
                      --------    ---------   --------  ---------   --------    ---------
                          (42)        (558)         40        488         10          113
                      --------    ---------   --------  ---------   --------    ---------
B CLASS/SHARES
AUTHORIZED              10,000                     N/A                   N/A
                      ========                ========              ========
Sold                         2           25

Issued in
reinvestment of
distributions               --            1
                      --------    ---------
                             2           26
                      --------    ---------
C CLASS/SHARES
AUTHORIZED              10,000                     N/A                   N/A
                      ========                ========              ========
Sold                         2           25

Issued in
reinvestment of
distributions               --            1
                      --------    ---------
                             2           26
                      --------    ---------
R CLASS/SHARES
AUTHORIZED              10,000                  10,000                10,000
                      ========                ========              ========
Issued in
reinvestment of
distributions                2           24         --          1         --            3
                      --------    ---------   --------  ---------   --------    ---------
Net increase
(decrease)               (165)     $(2,150)        665    $ 7,893        921      $10,169
                      ========    =========   ========  =========   ========    =========

(1) September 28, 2007 (commencement of sale) through December 31, 2007 for the B Class and C Class.

(2) The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

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38

DECEMBER 31, 2007 (UNAUDITED) (AMOUNTS IN THOUSANDS)

                            Six months ended         Six months ended              Year ended
                        December 31, 2007(1)         June 30, 2007(2)       December 31, 2006
                        Shares        Amount       Shares      Amount     Shares       Amount
Equity Growth

INVESTOR
CLASS/SHARES
AUTHORIZED             300,000                    300,000                300,000
                      ========                   ========               ========
Sold                     6,880     $ 178,309       14,771   $ 391,414     26,811    $ 654,832

Issued in
connection with
acquisition (Note
9)                          --            --          724      18,782         --           --

Issued in
reinvestment of
distributions            6,133       146,832        1,227      31,958      3,153       80,151

Redeemed              (11,171)     (293,758)     (14,348)   (379,357)   (16,896)    (412,276)
                      --------     ---------     --------   ---------   --------    ---------
                         1,842        31,383        2,374      62,797     13,068      322,707
                      --------     ---------     --------   ---------   --------    ---------
INSTITUTIONAL
CLASS/SHARES
AUTHORIZED              90,000                    100,000                100,000
                      ========                   ========               ========
Sold                     1,570        41,309        2,192      57,687     13,602      329,834

Issued in
reinvestment of
distributions            1,519        36,417          277       7,225        661       16,837

Redeemed               (1,403)      (36,934)      (1,220)    (32,222)    (3,458)     (84,046)
                      --------     ---------     --------   ---------   --------    ---------
                         1,686        40,792        1,249      32,690     10,805      262,625
                      --------     ---------     --------   ---------   --------    ---------
A CLASS/SHARES
AUTHORIZED              50,000                     50,000                 50,000
                      ========                   ========               ========
Sold                     2,427        64,234        3,894     102,547      7,947      193,745

Issued in
connection with
acquisition (Note
8
and 9)                      --            --           86       2,239      6,089      146,826

Issued in
reinvestment of
distributions            1,218        29,091          215       5,601        533       13,596

Redeemed               (2,835)      (74,399)      (2,675)    (70,695)    (9,638)    (234,902)
                      --------     ---------     --------   ---------   --------    ---------
                           810        18,926        1,520      39,692      4,931      119,265
                      --------     ---------     --------   ---------   --------    ---------
B CLASS/SHARES
AUTHORIZED              10,000                        N/A                    N/A
                      ========                   ========               ========
Sold                         1            29

Issued in
reinvestment of
distributions               --             2
                      --------     ---------
                             1            31
                      --------     ---------
C CLASS/SHARES
AUTHORIZED              10,000                     10,000                 10,000
                      ========                   ========               ========
Sold                        38           978           91       2,410        254        6,163

Issued in
connection with
acquisition (Note
9)                          --            --           22         562         --           --

Issued in
reinvestment of
distributions               33           770            5         117         11          294

Redeemed                  (76)       (1,978)         (41)     (1,079)       (57)      (1,385)
                      --------     ---------     --------   ---------   --------    ---------
                           (5)         (230)           77       2,010        208        5,072
                      --------     ---------     --------   ---------   --------    ---------
R CLASS/SHARES
AUTHORIZED              10,000                     10,000                 10,000
                      ========                   ========               ========
Sold                        18           483            9         218         34          831

Issued in
reinvestment of
distributions                3            79           --          11          1           20

Redeemed                  (30)         (751)          (2)        (51)        (7)        (168)
                      --------     ---------     --------   ---------   --------    ---------
                           (9)         (189)            7         178         28          683
                      --------     ---------     --------   ---------   --------    ---------
Net increase
(decrease)               4,325      $ 90,713        5,227   $ 137,367     29,040    $ 710,352
                      ========     =========     ========   =========   ========    =========

(1) September 28, 2007 (commencement of sale) through December 31, 2007 for the B Class.

(2) The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

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39

DECEMBER 31, 2007 (UNAUDITED) (AMOUNTS IN THOUSANDS)

                            Six months ended         Six months ended              Year ended
                        December 31, 2007(1)         June 30, 2007(2)       December 31, 2006
                        Shares        Amount      Shares       Amount     Shares       Amount
Income & Growth

INVESTOR
CLASS/SHARES
AUTHORIZED             300,000                   400,000                 400,000
                      ========                  ========                ========
Sold                     3,454     $ 114,756       7,549    $ 256,603     12,606    $ 399,478

Issued in
reinvestment of
distributions            9,888       285,877       2,297       74,489      6,687      217,714

Redeemed              (18,759)     (626,854)    (18,473)    (625,387)   (31,073)    (985,763)
                      --------    ----------    --------   ----------   --------   ----------
                       (5,417)     (226,221)     (8,627)    (294,295)   (11,780)    (368,571)
                      --------    ----------    --------   ----------   --------   ----------
INSTITUTIONAL
CLASS/SHARES
AUTHORIZED              50,000                    60,000                  60,000
                      ========                  ========                ========
Sold                     4,896       165,161       2,000       67,683      2,537       80,219

Issued in
reinvestment of
distributions            1,916        55,412         335       10,875        913       29,746

Redeemed               (2,627)      (82,331)     (4,364)    (148,398)    (4,538)    (142,259)
                      --------    ----------    --------   ----------   --------   ----------
                         4,185       138,242     (2,029)     (69,840)    (1,088)     (32,294)
                      --------    ----------    --------   ----------   --------   ----------
A CLASS/SHARES
AUTHORIZED             100,000                   200,000                 200,000
                      ========                  ========                ========
Sold                     1,247        41,830       1,837       62,437      3,809      120,165

Issued in
reinvestment of
distributions            2,049        59,113         451       14,580      1,324       43,114

Redeemed               (5,385)     (178,896)     (2,814)     (95,227)    (6,862)    (216,999)
                      --------    ----------    --------   ----------   --------   ----------
                       (2,089)      (77,953)       (526)     (18,210)    (1,729)     (53,720)
                      --------    ----------    --------   ----------   --------   ----------
B CLASS/SHARES
AUTHORIZED              10,000                       N/A                     N/A
                      ========                  ========                ========
Sold                         1            30

Issued in
reinvestment of
distributions               --             3
                      --------    ----------
                             1            33
                      --------    ----------
C CLASS/SHARES
AUTHORIZED              10,000                    10,000                  10,000
                      ========                  ========                ========
Sold                         3           108           4          161          7          212

Issued in
reinvestment of
distributions                4           125           1           23          2           69

Redeemed                  (14)         (492)         (8)        (280)       (28)        (863)
                      --------    ----------    --------   ----------   --------   ----------
                           (7)         (259)         (3)         (96)       (19)        (582)
                      --------    ----------    --------   ----------   --------   ----------
R CLASS/SHARES
AUTHORIZED              10,000                    10,000                  10,000
                      ========                  ========                ========
Sold                         8           268           4          161         14          429

Issued in
reinvestment of
distributions                1            21          --            3         --            8

Redeemed                   (3)         (113)         (1)         (44)        (8)        (251)
                      --------    ----------    --------   ----------   --------   ----------
                             6           176           3          120          6          186
                      --------    ----------    --------   ----------   --------   ----------
Net increase
(decrease)             (3,321)    $(165,982)    (11,182)   $(382,321)   (14,610)   $(454,981)
                      ========    ==========    ========   ==========   ========   ==========

(1) September 28, 2007 (commencement of sale) through December 31, 2007 for the B Class.

(2) The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

5. SECURITIES LENDING

As of December 31, 2007, securities in Disciplined Growth, Equity Growth and
Income & Growth valued at $1,068, $29,649 and $36,031, respectively, were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and
Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total value of all collateral received, at this date, was $1,110, $30,422 and $36,871, respectively. The funds' risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the funds may be delayed or limited.

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40

DECEMBER 31, 2007 (UNAUDITED) (AMOUNTS IN THOUSANDS)

6. BANK LINE OF CREDIT

Effective December 12, 2007, the funds, along with certain other funds managed by ACIM or ACGIM, have a $500 million unsecured bank line of credit agreement with Bank of America, N.A. Prior to December 12, 2007, the funds, along with certain other funds managed by ACIM or ACGIM, had a $500 million unsecured bank line of credit agreement with JPMCB. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement, which is subject to annual renewal, bear interest at the
Federal Funds rate plus 0.40%. The funds did not borrow from the line during the six months ended December 31, 2007.

7. FEDERAL TAX INFORMATION

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2007, the components of investments for federal income tax purposes were as follows:

                                           Disciplined        Equity     Income &
                                                Growth        Growth       Growth

Federal tax cost of investments                $26,764    $3,053,808   $3,170,878
                                            ==========    ==========   ==========
Gross tax appreciation
of investments                                  $4,263      $495,138     $799,208

Gross tax depreciation
of investments                                   (451)      (89,912)    (199,856)
                                            ----------    ----------   ----------
Net tax appreciation (depreciation) of
investments                                     $3,812      $405,226     $599,352
                                            ==========    ==========   ==========

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and return of capital dividends.

8. 2006 REORGANIZATION PLAN ($ AND SHARES IN FULL)

On December 14, 2005, the Board of Directors of Mason Street Large Cap Core
Stock Fund (Large Cap Core Stock), one fund in a series issued by Mason Street
Funds, Inc., approved a plan of reorganization (the 2006 reorganization)
pursuant to which Equity Growth acquired all of the assets of Large Cap Core
Stock in exchange for shares of equal value of Equity Growth and assumption by
Equity Growth of all liabilities of Large Cap Core Stock. The financial statements and performance history of Equity Growth have been carried over in the post-reorganization. The 2006 reorganization was approved by shareholders on March 15, 2006. The 2006 reorganization was effective at the close of business on March 31, 2006.

The acquisition was accomplished by a tax-free exchange of shares. On April 3,
2006, in connection with the 2006 reorganization, Large Cap Core Stock exchanged its shares for shares of Equity Growth as follows:

  Original Fund/Class     Shares Exchanged    New Fund/Class     Shares Received

Large Cap Core Stock -                       Equity Growth -
A Class                          14,247,190  A Class                    5,942,236

Large Cap Core Stock -                       Equity Growth -
B Class                             364,585  A Class                      147,073

The net assets of Large Cap Core Stock and Equity Growth immediately before the acquisition were $146,826,124 and $2,706,590,583, respectively. Large Cap
Core Stock's unrealized appreciation of $32,803,612 was combined with that of
Equity Growth. Immediately after the acquisition, the combined net assets were
$2,853,416,707.

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41

DECEMBER 31, 2007 (UNAUDITED) (AMOUNTS IN THOUSANDS)

9. 2007 REORGANIZATION PLAN ($ AND SHARES IN FULL)

On August 30, 2006 the Board of Directors of Kopp Total Quality Management
Fund (Kopp TQM Fund), one fund in a series issued by Kopp Funds, Inc., approved a plan of reorganization (the 2007 reorganization) pursuant to which
Equity Growth acquired all of the assets of Kopp TQM Fund in exchange for shares of equal value of Equity Growth and assumption by Equity Growth of all liabilities of Kopp TQM Fund. The financial statements and performance history of Equity Growth have been carried over in the post-reorganization. The 2007 reorganization was approved by shareholders of Kopp TQM Fund on January 12,
2007. The 2007 reorganization was effective at the close of business on
February 23, 2007.

The acquisition was accomplished by a tax-free exchange of shares. On February
23, 2007, in connection with the 2007 reorganization, Kopp TQM Fund exchanged its shares for shares of Equity Growth as follows:

  Original Fund/Class     Shares Exchanged    New Fund/Class     Shares Received

Kopp TQM Fund -                              Equity Growth -
Class I                           1,388,624  Investor Class               724,044

Kopp TQM Fund -                              Equity Growth -
A Class                             165,841  A Class                       86,369

Kopp TQM Fund -                              Equity Growth -
C Class                              41,606  C Class                       21,807

The net assets of Kopp TQM Fund and Equity Growth immediately before the acquisition were $21,582,595 and $3,506,800,070, respectively. Kopp TQM Fund's unrealized appreciation of $6,539,395 was combined with that of Equity Growth.
Immediately after the acquisition, the combined net assets were $3,528,382,665.

10. RECENTLY ISSUED ACCOUNTING STANDARDS

The Financial Accounting Standards Board issued Statement of Financial
Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), in
September 2006, which is effective for fiscal years beginning after November
15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact that adopting FAS 157 will have on the financial statement disclosures.

------
42

FINANCIAL HIGHLIGHTS
Disciplined Growth

Investor Class
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
                                         2007(1)     2007(2)       2006    2005(3)
PER-SHARE DATA

Net Asset Value,
Beginning of Period                       $12.35      $11.59     $10.47     $10.00
                                        --------    --------   --------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(4)                         (0.01)      (0.02)     (0.02)       0.01

 Net Realized and
 Unrealized Gain (Loss)                     0.49        0.83       1.20       0.48
                                        --------    --------   --------   --------
 Total From
 Investment Operations                      0.48        0.81       1.18       0.49
                                        --------    --------   --------   --------
Distributions

 From Net Investment Income                   --          --         --     (0.02)

 From Net Realized Gains                  (0.48)      (0.05)     (0.06)         --
                                        --------    --------   --------   --------
 Total Distributions                      (0.48)      (0.05)     (0.06)     (0.02)
                                        --------    --------   --------   --------
Net Asset Value, End of Period            $12.35      $12.35     $11.59     $10.47
                                        ========    ========   ========   ========

TOTAL RETURN(5)                            3.97%       7.00%     11.30%      4.87%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                   1.03%(6)    1.02%(6)      1.02%   1.02%(6)

Ratio of Net Investment Income
(Loss) to Average Net Assets          (0.11)%(6)  (0.29)%(6)    (0.21)%   0.28%(6)

Portfolio Turnover Rate                      64%         78%       124%        37%

Net Assets, End of Period
(in thousands)                           $22,372     $22,775    $16,709     $8,569

(1) Six months ended December 31, 2007 (unaudited).

(2) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(3) September 30, 2005 (fund inception) through December 31, 2005.

(4) Computed using average shares outstanding throughout the period.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

See Notes to Financial Statements.

------
43

Disciplined Growth

Institutional Class
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
                                         2007(1)     2007(2)       2006    2005(3)
PER-SHARE DATA

Net Asset Value,
Beginning of Period                       $12.36      $11.62     $10.47     $10.00
                                        --------    --------   --------   --------
Income From
Investment Operations

 Net Investment Income (Loss)(4)           --(5)       --(5)      --(5)       0.01

 Net Realized and
 Unrealized Gain (Loss)                     0.49        0.81       1.21       0.48
                                        --------    --------   --------   --------
 Total From
 Investment Operations                      0.49        0.81       1.21       0.49
                                        --------    --------   --------   --------
Distributions

 From Net Investment Income                   --          --         --     (0.02)

 From Net Realized Gains                  (0.48)      (0.07)     (0.06)         --
                                        --------    --------   --------   --------
 Total Distributions                      (0.48)      (0.07)     (0.06)     (0.02)
                                        --------    --------   --------   --------
Net Asset Value, End of Period            $12.37      $12.36     $11.62     $10.47
                                        ========    ========   ========   ========

TOTAL RETURN(6)                            4.04%       7.02%     11.59%      4.91%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                   0.83%(7)    0.82%(7)      0.82%   0.82%(7)

Ratio of Net Investment Income
(Loss) to Average Net Assets            0.09%(7)  (0.09)%(7)    (0.01)%   0.48%(7)

Portfolio Turnover Rate                      64%         78%       124%        37%

Net Assets, End of Period
(in thousands)                            $5,743      $6,918     $3,940       $524

(1) Six months ended December 31, 2007 (unaudited).

(2) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(3) September 30, 2005 (fund inception) through December 31, 2005.

(4) Computed using average shares outstanding throughout the period.

(5) Per-share amount was less than $0.005.

(6) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(7) Annualized.

See Notes to Financial Statements.

------
44

Disciplined Growth

A Class(1)
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
                                         2007(2)     2007(3)       2006    2005(4)
PER-SHARE DATA

Net Asset Value,
Beginning of Period                       $12.33      $11.56     $10.46     $10.00
                                        --------    --------   --------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(5)                         (0.02)      (0.03)     (0.05)      --(6)

 Net Realized and
 Unrealized Gain (Loss)                     0.48        0.82       1.21       0.47
                                        --------    --------   --------   --------
 Total From
 Investment Operations                      0.46        0.79       1.16       0.47
                                        --------    --------   --------   --------
Distributions

 From Net Investment Income                   --          --         --     (0.01)

 From Net Realized Gains                  (0.48)      (0.02)     (0.06)         --
                                        --------    --------   --------   --------
 Total Distributions                      (0.48)      (0.02)     (0.06)     (0.01)
                                        --------    --------   --------   --------
Net Asset Value, End of Period            $12.31      $12.33     $11.56     $10.46
                                        ========    ========   ========   ========

TOTAL RETURN(7)                            3.81%       6.84%     11.12%      4.72%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                   1.28%(8)    1.27%(8)      1.27%   1.27%(8)

Ratio of Net Investment Income
(Loss) to Average Net Assets          (0.36)%(8)  (0.54)%(8)    (0.46)%   0.03%(8)

Portfolio Turnover Rate                      64%         78%       124%        37%

Net Assets, End of Period
(in thousands)                              $723      $1,248       $701       $531

(1) Prior to September 4, 2007, the A Class was referred to as the Advisor
Class.

(2) Six months ended December 31, 2007 (unaudited).

(3) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(4) September 30, 2005 (fund inception) through December 31, 2005.

(5) Computed using average shares outstanding throughout the period.

(6) Per-share amount was less than $0.005.

(7) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(8) Annualized.

See Notes to Financial Statements.

------
45

Disciplined Growth

B Class
For a Share Outstanding Throughout the Period Indicated
                                                                     2007(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                                  $12.93
                                                                    --------
Income From Investment Operations

 Net Investment Income (Loss)(2)                                      (0.03)

 Net Realized and Unrealized Gain (Loss)                              (0.10)
                                                                    --------
 Total From Investment Operations                                     (0.13)
                                                                    --------
Distributions

 From Net Realized Gains                                              (0.48)
                                                                    --------
Net Asset Value, End of Period                                        $12.32
                                                                    ========

TOTAL RETURN(3)                                                      (0.93)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                   2.03%(4)

Ratio of Net Investment Income (Loss) to Average Net Assets       (1.02)%(4)

Portfolio Turnover Rate                                               64%(5)

Net Assets, End of Period (in thousands)                                 $25

(1) September 28, 2007 (commencement of sale) through December 31, 2007
(unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the six months ended December 31, 2007.

See Notes to Financial Statements.

------
46

Disciplined Growth

C Class
For a Share Outstanding Throughout the Period Indicated
                                                                     2007(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                                  $12.93
                                                                    --------
Income From Investment Operations

 Net Investment Income (Loss)(2)                                      (0.03)

 Net Realized and Unrealized Gain (Loss)                              (0.10)
                                                                    --------
 Total From Investment Operations                                     (0.13)
                                                                    --------
Distributions

 From Net Realized Gains                                              (0.48)
                                                                    --------
Net Asset Value, End of Period                                        $12.32
                                                                    ========

TOTAL RETURN(3)                                                      (0.93)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                   2.03%(4)

Ratio of Net Investment Income (Loss) to Average Net Assets       (0.99)%(4)

Portfolio Turnover Rate                                               64%(5)

Net Assets, End of Period (in thousands)                                 $25

(1) September 28, 2007 (commencement of sale) through December 31, 2007
(unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the six months ended December 31, 2007.

See Notes to Financial Statements.

------
47

Disciplined Growth

R Class
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
                                       2007(1)     2007(2)       2006      2005(3)
PER-SHARE DATA

Net Asset Value,
Beginning of Period                     $12.28      $11.53     $10.46       $10.00
                                      --------    --------   --------     --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(4)                       (0.04)      (0.05)     (0.08)        --(5)

 Net Realized and
 Unrealized Gain (Loss)                   0.49        0.82       1.21         0.47
                                      --------    --------   --------     --------
 Total From
 Investment Operations                    0.45        0.77       1.13         0.47
                                      --------    --------   --------     --------
Distributions

 From Net Investment Income                 --          --         --       (0.01)

 From Net Realized Gains                (0.48)      (0.02)     (0.06)           --
                                      --------    --------   --------     --------
 Total Distributions                    (0.48)      (0.02)     (0.06)       (0.01)
                                      --------    --------   --------     --------
Net Asset Value,
End of Period                           $12.25      $12.28     $11.53       $10.46
                                      ========    ========   ========     ========

TOTAL RETURN(6)                          3.75%       6.68%     10.83%        4.66%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                    1.53%(7)    1.52%(7)      1.52%     1.52%(7)

Ratio of Net Investment Income
(Loss) to
Average Net Assets                  (0.61)%(7)  (0.79)%(7)    (0.71)%   (0.22)%(7)

Portfolio Turnover Rate                    64%         78%       124%          37%

Net Assets, End of Period
(in thousands)                            $642        $619       $580         $523

(1) Six months ended December 31, 2007 (unaudited).

(2) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(3) September 30, 2005 (fund inception) through December 31, 2005.

(4) Computed using average shares outstanding throughout the period.

(5) Per-share amount was less than $0.005.

(6) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(7) Annualized.

See Notes to Financial Statements.

------
48

Equity Growth

Investor Class
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
                         2007(1)      2007(2)         2006         2005         2004         2003
PER-SHARE DATA

Net Asset Value,
Beginning of Period       $26.91       $25.64       $23.37       $22.08       $19.60       $15.19
                        --------     --------     --------     --------     --------     --------
Income From
Investment
Operations

 Net Investment
 Income
 (Loss)(3)                  0.13         0.11         0.22         0.22         0.25         0.17

 Net Realized
 and Unrealized
 Gain (Loss)              (0.94)         1.55         3.07         1.39         2.47         4.41
                        --------     --------     --------     --------     --------     --------
 Total From
 Investment
 Operations               (0.81)         1.66         3.29         1.61         2.72         4.58
                        --------     --------     --------     --------     --------     --------
Distributions

 From Net
 Investment
 Income                   (0.13)       (0.11)       (0.23)       (0.22)       (0.24)       (0.17)

 From Net
 Realized Gains           (1.78)       (0.28)       (0.79)       (0.10)           --           --
                        --------     --------     --------     --------     --------     --------
 Total
 Distributions            (1.91)       (0.39)       (1.02)       (0.32)       (0.24)       (0.17)
                        --------     --------     --------     --------     --------     --------
Net Asset Value,
End of Period             $24.19       $26.91       $25.64       $23.37       $22.08       $19.60
                        ========     ========     ========     ========     ========     ========

TOTAL RETURN(4)          (2.91)%        6.52%       14.14%        7.30%       13.98%       30.27%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses
to Average
Net Assets              0.67%(5)     0.67%(5)        0.67%        0.67%        0.68%        0.69%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets              0.97%(5)     0.82%(5)        0.92%        0.98%        1.24%        1.00%

Portfolio Turnover
Rate                         52%          52%         102%         106%          97%          95%

Net Assets,
End of Period (in
thousands)            $2,449,625   $2,675,773   $2,488,267   $1,962,596   $1,547,062   $1,188,103

(1) Six months ended December 31, 2007 (unaudited).

(2) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
49

Equity Growth

Institutional Class
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
                       2007(1)    2007(2)       2006       2005       2004       2003
PER-SHARE DATA

Net Asset Value,
Beginning of Period     $26.92     $25.65     $23.38     $22.09     $19.61     $15.20
                      --------   --------   --------   --------   --------   --------
Income From
Investment
Operations

 Net Investment
 Income
 (Loss)(3)                0.15       0.13       0.27       0.27       0.29       0.20

 Net Realized
 and Unrealized
 Gain (Loss)            (0.94)       1.55       3.07       1.38       2.47       4.41
                      --------   --------   --------   --------   --------   --------
 Total From
 Investment
 Operations             (0.79)       1.68       3.34       1.65       2.76       4.61
                      --------   --------   --------   --------   --------   --------
Distributions

 From Net
 Investment
 Income                 (0.15)     (0.13)     (0.28)     (0.26)     (0.28)     (0.20)

 From Net
 Realized Gains         (1.78)     (0.28)     (0.79)     (0.10)         --         --
                      --------   --------   --------   --------   --------   --------
 Total
 Distributions          (1.93)     (0.41)     (1.07)     (0.36)     (0.28)     (0.20)
                      --------   --------   --------   --------   --------   --------
Net Asset Value,
End of Period           $24.20     $26.92     $25.65     $23.38     $22.09     $19.61
                      ========   ========   ========   ========   ========   ========

TOTAL RETURN(4)        (2.81)%      6.61%     14.36%      7.51%     14.20%     30.50%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses
to Average
Net Assets            0.47%(5)   0.47%(5)      0.47%      0.47%      0.48%      0.49%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets            1.17%(5)   1.02%(5)      1.12%      1.18%      1.44%      1.20%

Portfolio Turnover
Rate                       52%        52%       102%       106%        97%        95%

Net Assets,
End of Period (in
thousands)            $516,567   $529,324   $472,199   $177,805   $107,997    $91,240

(1) Six months ended December 31, 2007 (unaudited).

(2) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
50

Equity Growth

A Class(1)
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
                       2007(2)    2007(3)       2006       2005       2004      2003
PER-SHARE DATA

Net Asset Value,
Beginning of Period     $26.89     $25.62     $23.35     $22.07     $19.59    $15.17
                      --------   --------   --------   --------   --------  --------
Income From
Investment
Operations

 Net Investment
 Income
 (Loss)(4)                0.09       0.07       0.16       0.17       0.20      0.13

 Net Realized
 and Unrealized
 Gain (Loss)            (0.94)       1.56       3.07       1.37       2.47      4.41
                      --------   --------   --------   --------   --------  --------
 Total From
 Investment
 Operations             (0.85)       1.63       3.23       1.54       2.67      4.54
                      --------   --------   --------   --------   --------  --------
Distributions

 From Net
 Investment
 Income                 (0.09)     (0.08)     (0.17)     (0.16)     (0.19)    (0.12)

 From Net
 Realized Gains         (1.78)     (0.28)     (0.79)     (0.10)         --        --
                      --------   --------   --------   --------   --------  --------
 Total
 Distributions          (1.87)     (0.36)     (0.96)     (0.26)     (0.19)    (0.12)
                      --------   --------   --------   --------   --------  --------
Net Asset Value,
End of Period           $24.17     $26.89     $25.62     $23.35     $22.07    $19.59
                      ========   ========   ========   ========   ========  ========

TOTAL RETURN(5)        (3.04)%      6.40%     13.86%      6.99%     13.71%    30.05%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses
to Average
Net Assets            0.92%(6)   0.92%(6)      0.92%      0.92%      0.93%     0.94%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets            0.72%(6)   0.57%(6)      0.67%      0.73%      0.99%     0.75%

Portfolio Turnover
Rate                       52%        52%       102%       106%        97%       95%

Net Assets,
End of Period (in
thousands)            $450,602   $479,540   $417,950   $265,812   $160,427  $114,404

(1) Prior to September 4, 2007, the A Class was referred to as the Advisor
Class.

(2) Six months ended December 31, 2007 (unaudited).

(3) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(4) Computed using average shares outstanding throughout the period.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

See Notes to Financial Statements.

------
51

Equity Growth

B Class
For a Share Outstanding Throughout the Period Indicated
                                                                   2007(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                                $27.09
                                                                  --------
Income From Investment Operations

 Net Investment Income (Loss)(2)                                      0.01

 Net Realized and Unrealized Gain (Loss)                            (1.13)
                                                                  --------
 Total From Investment Operations                                   (1.12)
                                                                  --------
Distributions

 From Net Realized Gains                                            (1.78)
                                                                  --------
Net Asset Value, End of Period                                      $24.19
                                                                  ========

TOTAL RETURN(3)                                                    (4.02)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                 1.67%(4)

Ratio of Net Investment Income (Loss) to Average Net Assets       0.10%(4)

Portfolio Turnover Rate                                             52%(5)

Net Assets, End of Period (in thousands)                               $28

(1) September 28, 2007 (commencement of sale) through December 31, 2007
(unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the six months ended December 31, 2007.

See Notes to Financial Statements.

------
52

Equity Growth

C Class
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
                        2007(1)      2007(2)       2006      2005       2004       2003
PER-SHARE DATA

Net Asset Value,
Beginning of
Period                   $26.76       $25.51     $23.28    $22.03     $19.55     $15.14
                       --------     --------   --------  --------   --------   --------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(3)               (0.01)       (0.02)     (0.02)     --(4)       0.05     (0.01)

 Net Realized
 and
 Unrealized
 Gain (Loss)             (0.94)         1.55       3.04      1.37       2.47       4.43
                       --------     --------   --------  --------   --------   --------
 Total From
 Investment
 Operations              (0.95)         1.53       3.02      1.37       2.52       4.42
                       --------     --------   --------  --------   --------   --------
Distributions

 From Net
 Investment
 Income                      --           --      --(4)    (0.02)     (0.04)     (0.01)

 From Net
 Realized
 Gains                   (1.78)       (0.28)     (0.79)    (0.10)         --         --
                       --------     --------   --------  --------   --------   --------
 Total
 Distributions           (1.78)       (0.28)     (0.79)    (0.12)     (0.04)     (0.01)
                       --------     --------   --------  --------   --------   --------
Net Asset Value,
End of Period            $24.03       $26.76     $25.51    $23.28     $22.03     $19.55
                       ========     ========   ========  ========   ========   ========
TOTAL RETURN(5)         (3.44)%        5.99%     13.02%     6.23%     12.89%     29.20%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses
to Average
Net Assets             1.67%(6)     1.67%(6)      1.67%     1.67%      1.68%      1.69%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets           (0.03)%(6)   (0.18)%(6)    (0.08)%   (0.02)%      0.24%      0.00%

Portfolio
Turnover Rate               52%          52%       102%      106%        97%        95%

Net Assets, End
of Period (in
thousands)              $11,421      $12,852    $10,276    $4,536     $2,088     $1,076

(1) Six months ended December 31, 2007 (unaudited).

(2) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

See Notes to Financial Statements.

------
53

Equity Growth

R Class
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
                                         2007(1)    2007(2)      2006    2005(3)
PER-SHARE DATA

Net Asset Value,
Beginning of Period                       $26.91     $25.64    $23.37     $23.27
                                        --------   --------  --------   --------
Income From
Investment Operations

 Net Investment Income (Loss)(4)            0.06       0.04      0.14       0.08

 Net Realized and
 Unrealized Gain (Loss)                   (0.94)       1.56      3.03       0.19
                                        --------   --------  --------   --------
 Total From
 Investment Operations                    (0.88)       1.60      3.17       0.27
                                        --------   --------  --------   --------
Distributions

 From Net Investment Income               (0.06)     (0.05)    (0.11)     (0.07)

 From Net Realized Gains                  (1.78)     (0.28)    (0.79)     (0.10)
                                        --------   --------  --------   --------
 Total Distributions                      (1.84)     (0.33)    (0.90)     (0.17)
                                        --------   --------  --------   --------
Net Asset Value, End of Period            $24.19     $26.91    $25.64     $23.37
                                        ========   ========  ========   ========

TOTAL RETURN(5)                          (3.17)%      6.27%    13.57%      1.15%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                   1.17%(6)   1.17%(6)     1.17%   1.17%(6)

Ratio of Net Investment Income
(Loss) to Average Net Assets            0.47%(6)   0.32%(6)     0.42%   0.78%(6)

Portfolio Turnover Rate                      52%        52%      102%    106%(7)

Net Assets, End of Period
(in thousands)                              $656       $962      $741        $25

(1) Six months ended December 31, 2007 (unaudited).

(2) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(3) July 29, 2005 (commencement of sale) through December 31, 2005.

(4) Computed using average shares outstanding throughout the period.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

(7) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended December 31, 2005.

See Notes to Financial Statements.

------
54

Income & Growth

Investor Class
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
                         2007(1)      2007(2)         2006         2005         2004         2003
PER-SHARE DATA

Net Asset Value,
Beginning of Period       $35.04       $33.29       $30.33       $30.67       $27.70       $21.74
                        --------     --------     --------     --------     --------     --------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(3)                  0.25         0.23         0.57         0.57         0.60         0.43

 Net Realized
 and Unrealized
 Gain (Loss)              (2.87)         2.27         4.54         0.90         2.96         5.96
                        --------     --------     --------     --------     --------     --------
 Total From
 Investment
 Operations               (2.62)         2.50         5.11         1.47         3.56         6.39
                        --------     --------     --------     --------     --------     --------
Distributions

 From Net
 Investment
 Income                   (0.25)       (0.22)       (0.59)       (0.59)       (0.59)       (0.43)

 From Net
 Realized Gains           (3.29)       (0.53)       (1.56)       (1.22)           --           --
                        --------     --------     --------     --------     --------     --------
 Total
 Distributions            (3.54)       (0.75)       (2.15)       (1.81)       (0.59)       (0.43)
                        --------     --------     --------     --------     --------     --------
Net Asset Value,
End of Period             $28.88       $35.04       $33.29       $30.33       $30.67       $27.70
                        ========     ========     ========     ========     ========     ========

TOTAL RETURN(4)          (7.40)%        7.67%       17.17%        4.79%       12.98%       29.62%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses
to Average
Net Assets              0.68%(5)     0.67%(5)        0.67%        0.67%        0.68%        0.69%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets              1.49%(5)     1.37%(5)        1.81%        1.86%        2.10%        1.80%

Portfolio Turnover
Rate                         29%          27%          63%          70%          74%          67%

Net Assets,
End of Period (in
thousands)            $2,697,960   $3,463,508   $3,578,273   $3,616,640   $3,904,689   $3,803,254

(1) Six months ended December 31, 2007 (unaudited).

(2) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
55

Income & Growth

Institutional Class
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
                       2007(1)    2007(2)       2006       2005       2004      2003
PER-SHARE DATA

Net Asset Value,
Beginning of Period     $35.06     $33.31     $30.34     $30.68     $27.71    $21.76
                      --------   --------   --------   --------   --------  --------
Income From
Investment
Operations

 Net Investment
 Income
 (Loss)(3)                0.29       0.26       0.64       0.64       0.66      0.48

 Net Realized
 and Unrealized
 Gain (Loss)            (2.88)       2.28       4.54       0.89       2.95      5.95
                      --------   --------   --------   --------   --------  --------
 Total From
 Investment
 Operations             (2.59)       2.54       5.18       1.53       3.61      6.43
                      --------   --------   --------   --------   --------  --------
Distributions

 From Net
 Investment
 Income                 (0.29)     (0.26)     (0.65)     (0.65)     (0.64)    (0.48)

 From Net
 Realized Gains         (3.29)     (0.53)     (1.56)     (1.22)         --        --
                      --------   --------   --------   --------   --------  --------
 Total
 Distributions          (3.58)     (0.79)     (2.21)     (1.87)     (0.64)    (0.48)
                      --------   --------   --------   --------   --------  --------
Net Asset Value,
End of Period           $28.89     $35.06     $33.31     $30.34     $30.68    $27.71
                      ========   ========   ========   ========   ========  ========

TOTAL RETURN(4)        (7.30)%      7.80%     17.40%      5.00%     13.20%    29.81%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses
to Average
Net Assets            0.48%(5)   0.47%(5)      0.47%      0.47%      0.48%     0.49%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets            1.69%(5)   1.57%(5)      2.01%      2.06%      2.30%     2.00%

Portfolio Turnover
Rate                       29%        27%        63%        70%        74%       67%

Net Assets,
End of Period (in
thousands)            $485,533   $442,367   $487,888   $477,395   $400,048  $270,760

(1) Six months ended December 31, 2007 (unaudited).

(2) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
56

Income & Growth

A Class(1)
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
                       2007(2)    2007(3)       2006       2005       2004      2003
PER-SHARE DATA

Net Asset Value,
Beginning of Period     $35.01     $33.27     $30.31     $30.65     $27.68    $21.72
                      --------   --------   --------   --------   --------  --------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(4)                0.21       0.19       0.49       0.49       0.52      0.37

 Net Realized
 and
 Unrealized
 Gain (Loss)            (2.87)       2.27       4.54       0.90       2.96      5.96
                      --------   --------   --------   --------   --------  --------
 Total From
 Investment
 Operations             (2.66)       2.46       5.03       1.39       3.48      6.33
                      --------   --------   --------   --------   --------  --------
Distributions

 From Net
 Investment
 Income                 (0.21)     (0.19)     (0.51)     (0.51)     (0.51)    (0.37)

 From Net
 Realized Gains         (3.29)     (0.53)     (1.56)     (1.22)         --        --
                      --------   --------   --------   --------   --------  --------
 Total
 Distributions          (3.50)     (0.72)     (2.07)     (1.73)     (0.51)    (0.37)
                      --------   --------   --------   --------   --------  --------
Net Asset Value,
End of Period           $28.85     $35.01     $33.27     $30.31     $30.65    $27.68
                      ========   ========   ========   ========   ========  ========

TOTAL RETURN(5)        (7.52)%      7.55%     16.86%      4.53%     12.71%    29.33%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses
to Average
Net Assets            0.93%(6)   0.92%(6)      0.92%      0.92%      0.93%     0.94%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets            1.24%(6)   1.12%(6)      1.56%      1.61%      1.85%     1.55%

Portfolio Turnover
Rate                       29%        27%        63%        70%        74%       67%

Net Assets,
End of Period (in
thousands)            $531,883   $718,533   $700,335   $690,379   $925,472  $888,390

(1) Prior to September 4, 2007, the A Class was referred to as the Advisor
Class.

(2) Six months ended December 31, 2007 (unaudited).

(3) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(4) Computed using average shares outstanding throughout the period.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

See Notes to Financial Statements.

------
57

Income & Growth

B Class
For a Share Outstanding Throughout the Period Indicated
                                                                   2007(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                                $34.36
                                                                  --------
Income From Investment Operations

 Net Investment Income (Loss)(2)                                      0.05

 Net Realized and Unrealized Gain (Loss)                            (2.20)
                                                                  --------
 Total From Investment Operations                                   (2.15)
                                                                  --------
Distributions

 From Net Investment Income                                         (0.04)

 From Net Realized Gains                                            (3.29)
                                                                  --------
 Total Distributions                                                (3.33)
                                                                  --------
Net Asset Value, End of Period                                      $28.88
                                                                  ========

TOTAL RETURN(3)                                                    (6.17)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                 1.68%(4)

Ratio of Net Investment Income (Loss) to Average Net Assets       0.60%(4)

Portfolio Turnover Rate                                             29%(5)

Net Assets, End of Period (in thousands)                               $28

(1) September 28, 2007 (commencement of sale) through December 31, 2007
(unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the six months ended December 31, 2007.

See Notes to Financial Statements.

------
58

Income & Growth

C Class
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
                       2007(1)    2007(2)       2006       2005       2004      2003
PER-SHARE DATA

Net Asset Value,
Beginning of Period     $34.98     $33.25     $30.29     $30.64     $27.67    $21.68
                      --------   --------   --------   --------   --------  --------
Income From
Investment
Operations

 Net Investment
 Income
 (Loss)(3)                0.08       0.06       0.26       0.27       0.32      0.19

 Net Realized
 and Unrealized
 Gain (Loss)            (2.86)       2.27       4.54       0.88       2.95      5.98
                      --------   --------   --------   --------   --------  --------
 Total From
 Investment
 Operations             (2.78)       2.33       4.80       1.15       3.27      6.17
                      --------   --------   --------   --------   --------  --------
Distributions

 From Net
 Investment
 Income                 (0.09)     (0.07)     (0.28)     (0.28)     (0.30)    (0.18)

 From Net
 Realized Gains         (3.29)     (0.53)     (1.56)     (1.22)         --        --
                      --------   --------   --------   --------   --------  --------
 Total
 Distributions          (3.38)     (0.60)     (1.84)     (1.50)     (0.30)    (0.18)
                      --------   --------   --------   --------   --------  --------
Net Asset Value,
End of Period           $28.82     $34.98     $33.25     $30.29     $30.64    $27.67
                      ========   ========   ========   ========   ========  ========

TOTAL RETURN(4)        (7.89)%      7.16%     16.02%      3.73%     11.88%    28.56%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses
to Average
Net Assets            1.68%(5)   1.67%(5)      1.67%      1.67%      1.68%     1.69%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets            0.49%(5)   0.37%(5)      0.81%      0.86%      1.10%     0.80%

Portfolio Turnover
Rate                       29%        27%        63%        70%        74%       67%

Net Assets,
End of Period (in
thousands)              $1,407     $1,960     $1,956     $2,358     $2,966    $2,330

(1) Six months ended December 31, 2007 (unaudited).

(2) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
59

Income & Growth

R Class
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
                       2007(1)    2007(2)       2006       2005       2004   2003(3)
PER-SHARE DATA

Net Asset Value,
Beginning of Period     $35.04     $33.30     $30.34     $30.67     $27.70    $24.79
                      --------   --------   --------   --------   --------  --------
Income From
Investment
Operations

 Net Investment
 Income
 (Loss)(4)                0.17       0.15       0.41       0.50       0.48      0.08

 Net Realized
 and Unrealized
 Gain (Loss)            (2.87)       2.27       4.55       0.83       2.93      3.03
                      --------   --------   --------   --------   --------  --------
 Total From
 Investment
 Operations             (2.70)       2.42       4.96       1.33       3.41      3.11
                      --------   --------   --------   --------   --------  --------
Distributions

 From Net
 Investment
 Income                 (0.17)     (0.15)     (0.44)     (0.44)     (0.44)    (0.20)

 From Net
 Realized Gains         (3.29)     (0.53)     (1.56)     (1.22)         --        --
                      --------   --------   --------   --------   --------  --------
 Total
 Distributions          (3.46)     (0.68)     (2.00)     (1.66)     (0.44)    (0.20)
                      --------   --------   --------   --------   --------  --------
Net Asset Value,
End of Period           $28.88     $35.04     $33.30     $30.34     $30.67    $27.70
                      ========   ========   ========   ========   ========  ========

TOTAL RETURN(5)        (7.63)%      7.42%     16.56%      4.31%     12.42%    12.57%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses
to Average
Net Assets            1.18%(6)   1.17%(6)      1.17%   1.15%(7)      1.18%  1.18%(6)

Ratio of Net
Investment Income
(Loss) to Average
Net Assets            0.99%(6)   0.87%(6)      1.31%   1.38%(7)      1.60%  0.85%(6)

Portfolio Turnover
Rate                       29%        27%        63%        70%        74%    67%(8)

Net Assets,
End of Period (in
thousands)                $839       $819       $660       $423        $70        $9

(1) Six months ended December 31, 2007 (unaudited).

(2) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(3) August 29, 2003 (commencement of sale) through December 31, 2003.

(4) Computed using average shares outstanding throughout the period.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

(7) During the year ended December 31, 2005, the class received a partial reimbursement of its distribution and service fee. Had fees not been reimbursed, the annualized ratio of operating expenses to average net assets and annualized ratio of net investment income (loss) to average net assets would have been 1.17% and 1.36%, respectively.

(8) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended December 31, 2003.

See Notes to Financial Statements.

------
60

PROXY VOTING RESULTS

A special meeting of shareholders was held on July 27, 2007, to vote on the following proposals. The proposals received the required number of votes of the American Century Quantitative Equity Funds, Inc. or the applicable fund, depending on the proposal, and were adopted. A summary of voting results is listed below each proposal.

PROPOSAL 1:

To elect eight Directors to the Board of Directors of American Century
Quantitative Equity Funds, Inc. (the proposal was voted on by all shareholders of funds issued by American Century Quantitative Equity Funds, Inc.).

Jonathan S. Thomas      For:                7,145,200,141
                        Withhold:             126,426,738
                        Abstain:                        0
                        Broker Non-Vote:                0

John Freidenrich        For:                7,143,997,806
                        Withhold:             127,629,073
                        Abstain:                        0
                        Broker Non-Vote:                0

Ronald J. Gilson        For:                7,145,719,111
                        Withhold:             125,907,768
                        Abstain:                        0
                        Broker Non-Vote:                0

Kathryn A. Hall         For:                7,146,961,667
                        Withhold:             124,665,212
                        Abstain:                        0
                        Broker Non-Vote:                0

Peter F. Pervere        For:                7,144,947,877
                        Withhold:             126,679,002
                        Abstain:                        0
                        Broker Non-Vote:                0

Myron S. Scholes        For:                7,144,481,478
                        Withhold:             127,145,401
                        Abstain:                        0
                        Broker Non-Vote:                0

John B. Shoven          For:                7,146,869,147
                        Withhold:             124,757,732
                        Abstain:                        0
                        Broker Non-Vote:                0

Jeanne D. Wohlers       For:                7,145,401,115
                        Withhold:             126,225,764
                        Abstain:                        0
                        Broker Non-Vote:                0

------
61

PROPOSAL 2:

To approve a change in the fee structure of the Advisor Class. This proposal was voted on by the Advisor Class shareholders of the following funds:

                       Disciplined Growth   Equity Growth   Income & Growth
For:                              792,957     194,235,883       315,987,946
Against:                                0       4,653,090         8,522,135
Abstain:                                0       9,115,188         3,505,825
Broker Non-Vote:                  287,135      77,276,659        87,120,602

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62

SHARE CLASS INFORMATION

Six classes of shares are authorized for sale by the funds: Investor Class,
Institutional Class, A Class, B Class, C Class and R Class. The total expense ratio of Institutional Class shares is lower than that of Investor Class shares. The total expense ratios of A Class, B Class, C Class and R Class shares are higher than that of Investor Class shares.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; and/or 2) through certain financial intermediaries (such as banks, broker-dealers, insurance companies and investment advisors), which may require payment of a transaction fee to the financial intermediary. The funds' prospectuses contain additional information regarding eligibility for Investor Class shares.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the unified management fee of Institutional Class shares is 0.20% less than the unified management fee of Investor Class shares.

A CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. A Class shares are sold at their offering price, which is net asset value plus an initial sales charge that ranges from 5.75%
to 0.00% for equity funds, depending on the amount invested. The initial sales charge is deducted from the purchase amount before it is invested. A Class shares may be subject to a contingent deferred sales charge (CDSC). There is no CDSC on shares acquired through reinvestment of dividends or capital gains.
The prospectus contains information regarding reductions and waivers of sales charges for A Class shares. The unified management fee for A Class shares is the same as for Investor Class shares. A Class shares also are subject to a
0.25% annual Rule 12b-1 distribution and service fee.

B CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% after the sixth year. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The unified management fee for B Class shares is the same as for Investor Class shares. B Class shares also are subject to a 1.00% annual Rule 12b-1 distribution and service fee. B
Class shares automatically convert to A Class shares (with lower expenses)
eight years after their purchase date.

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63

C CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. C Class shares redeemed within 12 months of purchase are subject to a CDSC of 1.00%. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The unified management fee for C
Class shares is the same as for Investor Class shares. C Class shares also are subject to a Rule 12b-1 distribution and service fee of 1.00%.

R CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. The unified management fee for R Class shares is the same as for Investor Class shares. R Class shares are subject to a 0.50%
annual Rule 12b-1 distribution and service fee.

All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

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64

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the funds' investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's website at americancentury.com and on the Securities and
Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the
Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at sec.gov, and may be reviewed and copied at the SEC's Public
Reference Room in Washington, DC. Information on the operation of the Public
Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

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65

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest companies in the Russell 3000 Index (the 3,000 largest publicly traded
U.S. companies, based on total market capitalization).

The RUSSELL 1000® GROWTH INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 1000® VALUE INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000® VALUE INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP® VALUE INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of
U.S. stock market performance.

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66

NOTES

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67

NOTES

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68

[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

INVESTORS USING ADVISORS:
1-800-378-9878

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investments
P.O. Box 419200
Kansas City, MO 64141-6200

PRSRT STD
U.S. POSTAGE PAID
AMERICAN CENTURY
COMPANIES

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

0802
SH-SAN-58082S

[front cover]

AMERICAN CENTURY INVESTMENTS
Semiannual Report               December 31, 2007

[photo of winter]

Small Company Fund

[american century investments logo and text logo ®]

OUR MESSAGE TO YOU

[photo of Jonathan Thomas]

JONATHAN THOMAS
President and CEO
American Century Companies, Inc.

To help you monitor your investment, my colleagues and I take pride in providing you with the semiannual report for the American Century® Small
Company Fund for the six months ended December 31, 2007. I am honored to be addressing you in the "Our Message" space long devoted to company founder Jim
Stowers, Jr. and his son Jim Stowers III.

Jim Stowers III stepped down from the American Century Companies, Inc. (ACC)
board of directors in July 2007, his final move in a well-planned career transition to pursue new ventures outside the company. This reflected his family's support of our company's direction and its leadership team.

The Stowers family remains an integral part of our heritage, leadership, and financial structure. In fact, Jim Stowers, Jr. continues as co-chair of the
ACC board with Richard Brown, who has been on the board since 1998.

American Century Investments®, our clients, and our employees have been my top priority since I became company president and CEO in March, 2007. We have also added the executive talents of overall chief investment officer (CIO) Enrique
Chang, international equity CIO Mark On, U.S. growth equity CIO Steve Lurito, and chief operating officer Barry Fink.

This skilled group, combined with our existing senior management team, has already had a positive impact on the development and management of the products and services we take pride in delivering to you. We believe the ultimate measure of our performance is our clients' success. Therefore, our focus continues to be on building a long-term relationship with you and on delivering superior investment performance across our product line.

/s/Jonathan Thomas

[photo of James E. Stowers, Jr.]

JAMES E. STOWERS, JR.
Founder and Co-Chairman of the Board
American Century Companies, Inc.

[photo of Richard Brown]

RICHARD BROWN
Co-Chairman of the Board
American Century Companies, Inc.

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .      2
      U.S. Stock Index Returns . . . . . . . . . . . . . . . . . . . . . .      2

SMALL COMPANY

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund.
Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American
Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By Enrique Chang, Chief Investment Officer, American Century Investments

STOCKS DECLINED AMID SUBPRIME TURMOIL

In an increasingly volatile environment, the broad U.S. stock indexes declined modestly for the six months ended December 31, 2007, though they gained ground for the full 2007 calender year.

The most significant factor driving equity market performance during the six-month period was a meltdown in the subprime mortgage industry in July and the ensuing credit crunch. Tighter lending standards caused the credit markets to seize up and crimped funding for leveraged buy-outs, removing what had been an important leg of support for the stock market. In addition, rising energy and commodity prices sparked inflation worries despite evidence of slowing economic activity.

In response, the Federal Reserve (the Fed) lowered its federal funds rate target three times in the last four months of the period -- the Fed's first rate cuts since June 2003. The Fed's actions helped alleviate some of the credit and economic concerns, allowing the major stock indexes to stage an uneven recovery in September and October after a sharp decline between mid-July and mid-August.

However, stocks finished the period on a down note, declining in November and
December as banks and financial firms reported additional subprime-related losses, corporate profit growth weakened, and the economy showed further signs of a slowdown, increasing the possibility of a recession in 2008.

LARGE-CAP AND GROWTH OUTPERFORMED

Large-cap stocks held up best during the six-month period (see the accompanying table), while small-cap stocks suffered the biggest losses.
Growth stocks outpaced value shares by a wide margin across all market capitalizations.

Energy was the best-performing sector in the stock market during the period as the price of oil rose 36%, nearly reaching $100 a barrel. Utilities and consumer staples, which are considered to be defensive sectors of the market, also fared well. The weakest sectors were financials and consumer discretionary, both of which endured double-digit declines for the six-month period.

U.S. Stock Index Returns
For the six months ended December 31, 2007*
RUSSELL 1000 INDEX (LARGE-CAP)           -1.31%
Russell 1000 Growth Index                 3.41%
Russell 1000 Value Index                 -6.03%
RUSSELL MIDCAP INDEX                     -3.92%
Russell Midcap Growth Index               0.41%
Russell Midcap Value Index               -9.30%
RUSSELL 2000 INDEX (SMALL-CAP)           -7.53%
Russell 2000 Growth Index                -2.09%
Russell 2000 Value Index                -13.08%

*Total returns for periods less than one year are not annualized.

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2

PERFORMANCE
Small Company

Total Returns as of December 31, 2007
                                                   Average Annual
                                                       Returns
                                                             Since     Inception
                         6 months(1)   1 year   5 years    Inception      Date

INVESTOR CLASS             -13.51%     -5.72%    16.12%     10.35%      7/31/98

S&P SMALLCAP
600 INDEX(2)               -8.16%      -0.30%    16.04%      9.85%         --

Institutional Class        -13.38%     -5.50%    16.31%     12.72%      10/1/99

Advisor Class              -13.60%     -6.00%    15.83%      9.64%       9/7/00

R Class                    -13.71%     -6.21%      --       11.43%      8/29/03

(1) Total returns for periods less than one year are not annualized.

(2) Data provided by Lipper Inc. - A Reuters Company. ©2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
3

Small Company

Growth of $10,000 Over Life of Class

$10,000 investment made July 31, 1998

One-Year Returns Over Life of Class
Periods ended December 31
                  1998*    1999     2000     2001     2002     2003     2004     2005    2006     2007
Investor Class    0.40%    9.76%    8.90%   3.99%    -4.00%   53.57%   28.28%   7.13%   6.15%    -5.72%

S&P SmallCap
600 Index         0.71%   12.40%   11.80%   6.54%   -14.63%   38.79%   22.65%   7.68%   15.12%   -0.30%

*From 7/31/98, the Investor Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

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4

PORTFOLIO COMMENTARY
Small Company

Portfolio Managers: Matti Von Turk, Tom Vaiana, and Brian Ertley

PERFORMANCE SUMMARY

Small Company returned -13.51%* for the six months ended December 31, 2007, trailing the -8.16% return of its benchmark, the S&P SmallCap 600 Index.

The portfolio's negative return reflected a broad decline in small-cap stocks over the last six months. Six of the ten sectors in the portfolio posted double-digit declines, most notably the consumer discretionary and information technology sectors, which together comprised nearly one-third of the portfolio.

The six-month period featured a dramatic increase in market volatility, which created a challenging investment environment for Small Company. In addition, stock selection was a drag on relative results, especially in the information technology sector.

TECHNOLOGY DETRACTED

Stock selection in the information technology sector had by far the biggest negative impact on performance compared with the benchmark index. Stock choices detracted in nearly every industry within the sector, but most strikingly among semiconductor manufacturers and IT services companies.

IT services provider Acxiom Corp. was the weakest contributor in the information technology sector, falling sharply when a planned private takeover of the company fell through. Wireless technology company Interdigital also lost ground as recurring revenues from licensees declined, leading to weaker profits.

Another notable detractor was Amkor Technology, which provides semiconductor assembly and test services. Amkor reported disappointing revenues as reduced demand put downward pressure on prices.

HEALTH CARE AND ENERGY ALSO LAGGED

Small Company's health care and energy holdings underperformed their counterparts in the S&P SmallCap 600. Stock choices among health care providers contributed virtually all of the underperformance in the health care sector. The portfolio's largest individual detractor was health care provider
WellCare, which plunged amid concerns about fraud following a government raid on the company's headquarters. Drug maker King Pharmaceuticals was another noteworthy decliner, slumping as investors grew worried about generic competition for its leading products.

Top Ten Holdings as of December 31, 2007
                                     % of net           % of net
                                   assets as of       assets as of
                                     12/31/07            6/30/07
El Paso Electric Co.                   1.5%               1.1%
Terra Industries Inc.                  1.5%               0.2%
Shaw Group Inc. (The)                  1.5%                --
Bank of Hawaii Corp.                   1.3%               1.0%
Sybase, Inc.                           1.3%               1.0%
CommScope, Inc.                        1.3%               1.2%
Mettler-Toledo
International, Inc.                    1.3%               1.3%
Energen Corp.                          1.3%               1.9%
OSI Pharmaceuticals Inc.               1.2%               0.9%
EMCOR Group Inc.                       1.2%               1.6%

*All fund returns referenced in this commentary are for Investor Class shares.
Total returns for periods less than one year are not annualized.

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5

Small Company

In the energy sector, the biggest detractor was USEC, which supplies low-enriched uranium to nuclear power plants. Rising electricity prices -- a substantial portion of USEC's production costs -- weighed on profit margins, and cost overruns at a new production facility led USEC to issue new shares to raise capital.

MATERIALS OUTPERFORMED

On the positive side, stock selection in the materials sector added the most value relative to the S&P SmallCap 600. Strength in the agricultural industry, driven in large part by the ethanol boom, boosted demand and prices for fertilizer makers Terra Industries and CF Industries, both of which generated strong returns during the six-month period.

The portfolio's utilities and financials stocks also contributed favorably to relative results. Alabama-based gas utility Energen rallied thanks to rising energy prices and increased production, while property and casualty insurer
Aspen Insurance Holdings reported better-than-expected earnings as catastrophic losses remained minimal.

Other top contributors included engineering and design company Chicago Bridge
& Iron, which continued to benefit from its exposure to the robust energy sector, and online travel agent Priceline.com, which enjoyed strong growth in its European business.

OUTLOOK

As we move into 2008, the economy faces the headwinds of a deteriorating housing market, slowing consumer spending, and high energy prices. In addition, the ripple effects of the subprime mortgage debacle are still playing out, leading to further uncertainty. Although the Federal Reserve appears ready to cut short-term interest rates further to prevent a recession, success may come at the expense of higher inflation. As a result, we are likely to see continued stock market volatility in the coming months.

Our focus will remain on our disciplined, balanced investment approach, which we believe will produce favorable results over the long term.

Small Company's Five Largest Overweights as of December 31, 2007
                                       % of              % of S&P
                                    portfolio's        SmallCap 600
                                      stocks               Index
Terra Industries Inc.                  1.48%                --
Bank of Hawaii Corp.                   1.30%                --
Sybase, Inc.                           1.28%                --
El Paso Electric Co.                   1.49%               0.22%
CommScope, Inc.                        1.27%                --

Small Company's Five Largest Underweights as of December 31, 2007
                                       % of              % of S&P
                                    portfolio's        SmallCap 600
                                      stocks               Index
Cabot Oil & Gas Corp.                   --                 0.75%
Southern Union Co.                      --                 0.67%
MGI Pharma Inc.                         --                 0.62%
Crocs, Inc.                             --                 0.58%
Atmos Energy Corp.                      --                 0.48%

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6

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account), American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional,
Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

------
7

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                     Beginning     Ending
                     Account       Account       Expenses Paid
                       Value        Value       During Period*       Annualized
                       7/1/07     12/31/07     7/1/07 - 12/31/07   Expense Ratio*
ACTUAL

Investor Class         $1,000      $864.90           $4.08              0.87%

Institutional Class    $1,000      $866.20           $3.14              0.67%

Advisor Class          $1,000      $864.00           $5.25              1.12%

R Class                $1,000      $862.90           $6.42              1.37%

HYPOTHETICAL

Investor Class         $1,000     $1,020.76          $4.42              0.87%

Institutional Class    $1,000     $1,021.77          $3.40              0.67%

Advisor Class          $1,000     $1,019.51          $5.69              1.12%

R Class                $1,000     $1,018.25          $6.95              1.37%

*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

------
8

SCHEDULE OF INVESTMENTS
Small Company

DECEMBER 31, 2007 (UNAUDITED)

Shares           ($ IN THOUSANDS)                                           Value

Common Stocks -- 99.5%

AEROSPACE & DEFENSE -- 1.5%
        192,328  Cubic Corp.                                              $ 7,539
        202,231  Curtiss-Wright Corp.                                      10,153
         11,462  Teledyne Technologies Inc.(1)                                611
                                                                       ----------
                                                                           18,303
                                                                       ----------
AIR FREIGHT & LOGISTICS -- 0.3%
         70,630  Forward Air Corp.                                          2,202
         78,187  Hub Group Inc. Cl A(1)                                     2,078
                                                                       ----------
                                                                            4,280
                                                                       ----------
AIRLINES -- 0.3%
        159,701  SkyWest, Inc.                                              4,288
                                                                       ----------
AUTO COMPONENTS -- 0.8%
        115,784  Aftermarket Technology Corp.(1)                            3,156
         22,796  American Axle & Manufacturing Holdings, Inc.                 424
        132,801  Cooper Tire & Rubber Co.(2)                                2,202
        156,367  Drew Industries Inc.(1)                                    4,285
         35,839  Stoneridge Inc.(1)                                           288
                                                                       ----------
                                                                           10,355
                                                                       ----------
BEVERAGES -- 0.1%
          4,720  Coca-Cola Bottling Co. Consolidated                          278
         26,068  PepsiAmericas, Inc.                                          868
                                                                       ----------
                                                                            1,146
                                                                       ----------
BIOTECHNOLOGY -- 1.6%
        180,653  Cubist Pharmaceuticals Inc.(1)                             3,705
          2,429  Martek Biosciences Corp.(1)                                   72
        317,989  OSI Pharmaceuticals Inc.(1)                               15,426
         14,095  Repligen Corp.(1)                                             92
                                                                       ----------
                                                                           19,295
                                                                       ----------
BUILDING PRODUCTS -- 0.9%
         85,038  Apogee Enterprises Inc.                                    1,455
        156,902  Goodman Global, Inc.(1)                                    3,850
        153,415  Lennox International Inc.                                  6,355
                                                                       ----------
                                                                           11,660
                                                                       ----------
CAPITAL MARKETS -- 1.5%
        127,548  Calamos Asset Management, Inc. Cl A                        3,798
        188,546  GLG Partners, Inc.(1)(2)                                   2,564
        106,458  Investment Technology Group Inc.(1)                        5,066
        602,929  SWS Group Inc.                                             7,640
                                                                       ----------
                                                                           19,068
                                                                       ----------

Shares           ($ IN THOUSANDS)                                           Value

CHEMICALS -- 3.6%
        290,780  Celanese Corp., Series A                                $ 12,306
         56,090  CF Industries Holdings, Inc.                               6,173
         80,222  Koppers Holdings Inc.                                      3,469
        137,931  Methanex Corp.                                             3,807
        380,788  Terra Industries Inc.(1)                                  18,186
                                                                       ----------
                                                                           43,941
                                                                       ----------
COMMERCIAL BANKS -- 4.7%
         56,136  BancFirst Corp.                                            2,405
        313,312  Bank of Hawaii Corp.                                      16,022
         60,994  City Holding Company                                       2,064
        151,510  City National Corp.                                        9,022
        118,861  Commerce Bancshares, Inc.                                  5,332
        175,052  East West Bancorp, Inc.                                    4,242
         49,045  Financial Institutions, Inc.                                 874
         15,182  First Citizens BancShares, Inc.                            2,214
         50,570  First Regional Bancorp(1)                                    955
         24,377  Pacific Capital Bancorp                                      491
         39,161  Preferred Bank                                             1,019
         97,691  Prosperity Bancshares, Inc.                                2,871
        182,576  SVB Financial Group(1)                                     9,202
         31,599  Temecula Valley Bancorp Inc.(2)                              371
         19,444  Trustmark Corp.                                              493
        109,467  Vineyard National Bancorp(2)                               1,106
                                                                       ----------
                                                                           58,683
                                                                       ----------
COMMERCIAL SERVICES & SUPPLIES -- 3.7%
        163,534  COMSYS IT Partners Inc.(1)                                 2,581
        410,808  Deluxe Corp.                                              13,511
         15,197  First Consulting Group Inc.(1)                               196
        104,947  GeoEye Inc.(1)                                             3,531
        139,493  Heidrick & Struggles International, Inc.                   5,177
        319,696  Knoll Inc.                                                 5,253
         28,674  PRG-Schultz International, Inc.(1)                           246
         41,921  Standard Parking Corp.(1)                                  2,033
         15,742  Waste Industries USA, Inc.                                   571
        284,308  Watson Wyatt Worldwide, Inc. Cl A                         13,195
                                                                       ----------
                                                                           46,294
                                                                       ----------
COMMUNICATIONS EQUIPMENT -- 2.4%
        175,775  Blue Coat Systems, Inc.(1)                                 5,778
        316,777  CommScope, Inc.(1)                                        15,589
        158,383  Comtech Telecommunications Corp.(1)                        8,554
                                                                       ----------
                                                                           29,921
                                                                       ----------

------
9

Small Company
Shares           ($ IN THOUSANDS)                                           Value

COMPUTERS & PERIPHERALS -- 2.2%
        442,011  Emulex Corp.(1)                                          $ 7,214
        843,192  Immersion Corp.(1)(2)                                     10,919
        167,589  Intevac, Inc.(1)                                           2,437
        413,318  Quantum Corp.(1)                                           1,112
        183,588  Western Digital Corp.(1)                                   5,546
                                                                       ----------
                                                                           27,228
                                                                       ----------
CONSTRUCTION & ENGINEERING -- 4.7%
        251,349  Chicago Bridge & Iron Company New York Shares             15,192
        645,199  EMCOR Group Inc.(1)                                       15,246
         40,613  Michael Baker Corp.(1)                                     1,669
        196,917  Perini Corp.(1)                                            8,156
        297,459  Shaw Group Inc. (The)(1)                                  17,978
                                                                       ----------
                                                                           58,241
                                                                       ----------
CONTAINERS & PACKAGING -- 1.5%
         18,847  AEP Industries Inc.(1)                                       603
        121,387  AptarGroup, Inc.                                           4,966
         74,122  Crown Holdings Inc.(1)                                     1,901
        433,076  Rock-Tenn Co. Cl A                                        11,005
                                                                       ----------
                                                                           18,475
                                                                       ----------
DIVERSIFIED CONSUMER SERVICES -- 0.8%
        119,979  CPI Corp.(2)                                               2,826
        125,697  Pre-Paid Legal Services Inc.(1)                            6,957
                                                                       ----------
                                                                            9,783
                                                                       ----------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.9%
         61,541  CenturyTel Inc.                                            2,551
        501,843  Cincinnati Bell Inc.(1)(2)                                 2,384
        399,268  Premiere Global Services Inc.(1)                           5,929
                                                                       ----------
                                                                           10,864
                                                                       ----------
ELECTRIC UTILITIES -- 1.6%
        717,309  El Paso Electric Co.(1)                                   18,342
         62,639  UniSource Energy Corp.                                     1,976
                                                                       ----------
                                                                           20,318
                                                                       ----------
ELECTRICAL EQUIPMENT -- 2.1%
        217,456  Belden Inc.                                                9,677
        850,396  GrafTech International Ltd.(1)                            15,094
         26,819  Superior Essex Inc.(1)                                       644
                                                                       ----------
                                                                           25,415
                                                                       ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 3.7%
        119,731  Brightpoint Inc.(1)                                        1,839
         70,016  Checkpoint Systems, Inc.(1)                                1,819
        163,036  Dolby Laboratories Inc. Cl A(1)                            8,106
        179,469  FLIR Systems, Inc.(1)                                      5,617
         77,644  Itron Inc.(1)(2)                                           7,451
        127,533  LoJack Corp.(1)                                            2,144

Shares           ($ IN THOUSANDS)                                           Value

        491,673  Methode Electronics, Inc.                                $ 8,083
         51,076  Tech Data Corp.(1)                                         1,927
        290,947  Trimble Navigation Ltd.(1)                                 8,799
                                                                       ----------
                                                                           45,785
                                                                       ----------
ENERGY EQUIPMENT & SERVICES -- 3.5%
         21,664  Atwood Oceanics Inc.(1)                                    2,172
         56,397  Bristow Group Inc.(1)                                      3,195
         11,997  Core Laboratories N.V.(1)                                  1,496
         66,321  Dril-Quip Inc.(1)                                          3,691
         34,186  Gulfmark Offshore Inc.(1)                                  1,600
        230,237  Helix Energy Solutions Group, Inc.(1)                      9,555
        136,995  Oceaneering International, Inc.(1)                         9,227
        344,680  Trico Marine Services Inc.(1)                             12,759
                                                                       ----------
                                                                           43,695
                                                                       ----------
FOOD & STAPLES RETAILING -- 0.5%
         43,340  Nash Finch Co.(2)                                          1,529
        220,487  Spartan Stores, Inc.                                       5,038
                                                                       ----------
                                                                            6,567
                                                                       ----------
FOOD PRODUCTS -- 2.2%
         93,688  Cal-Maine Foods, Inc.(2)                                   2,486
      1,014,055  Darling International Inc.(1)                             11,722
        127,065  Flowers Foods Inc.                                         2,975
        119,142  Fresh Del Monte Produce Inc.(1)                            4,001
         43,455  J.M. Smucker Co. (The)                                     2,235
         62,469  Ralcorp Holdings, Inc.(1)                                  3,797
                                                                       ----------
                                                                           27,216
                                                                       ----------
GAS UTILITIES -- 2.6%
        240,992  Energen Corp.                                             15,480
        205,229  Northwest Natural Gas Co.                                  9,986
        239,943  UGI Corp.                                                  6,538
                                                                       ----------
                                                                           32,004
                                                                       ----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 5.0%
         84,685  Analogic Corp.                                             5,735
         12,267  Arthrocare Corp.(1)(2)                                       589
        181,977  CONMED Corp.(1)                                            4,205
        144,948  Idexx Laboratories, Inc.(1)                                8,498
        241,690  Kinetic Concepts Inc.(1)                                  12,945
        136,799  Mettler-Toledo International, Inc.(1)                     15,568
        180,753  Respironics, Inc.(1)                                      11,836
        109,895  Synovis Life Technologies Inc.(1)                          2,148
                                                                       ----------
                                                                           61,524
                                                                       ----------
HEALTH CARE PROVIDERS & SERVICES -- 4.2%
        108,398  Air Methods Corp.(1)                                       5,384
        150,649  AMERIGROUP Corp.(1)                                        5,491
        546,884  Apria Healthcare Group Inc.(1)                            11,796

------
10

Small Company
Shares           ($ IN THOUSANDS)                                           Value

        225,461  Centene Corp.(1)                                         $ 6,187
         82,279  Healthspring Inc.(1)                                       1,567
        227,643  Molina Healthcare Inc.(1)                                  8,810
        115,067  Pediatrix Medical Group, Inc.(1)                           7,842
        110,076  WellCare Health Plans Inc.(1)                              4,668
                                                                       ----------
                                                                           51,745
                                                                       ----------
HOTELS, RESTAURANTS & LEISURE -- 1.7%
        276,611  AFC Enterprises, Inc.(1)                                   3,131
         49,133  Bally Technologies, Inc.(1)                                2,443
         54,193  Burger King Holdings, Inc.                                 1,545
         79,373  Chipotle Mexican Grill Inc. Cl A(1)(2)                    11,674
         66,219  Choice Hotels International Inc.                           2,198
                                                                       ----------
                                                                           20,991
                                                                       ----------
HOUSEHOLD DURABLES -- 1.1%
         60,395  American Greetings Corp. Cl A(2)                           1,226
         33,377  Avatar Holdings Inc.(1)(2)                                 1,396
         32,674  Helen of Troy Ltd.(1)                                        560
         18,270  Tempur-Pedic International Inc.(2)                           474
        291,377  Tupperware Brands Corp.                                    9,625
                                                                       ----------
                                                                           13,281
                                                                       ----------
INDUSTRIAL CONGLOMERATES -- 0.6%
        110,676  Teleflex Inc.                                              6,974
                                                                       ----------
INSURANCE -- 4.1%
         62,884  Allied World Assurance Co. Holdings Ltd.                   3,155
        187,700  American Financial Group, Inc.                             5,421
         36,221  American Safety Insurance Holdings, Ltd.(1)                  712
        520,531  Aspen Insurance Holdings Ltd.                             15,011
        359,189  Endurance Specialty Holdings Ltd.                         14,989
        214,619  Reinsurance Group of America, Inc.                        11,263
                                                                       ----------
                                                                           50,551
                                                                       ----------
INTERNET & CATALOG RETAIL -- 1.8%
         20,124  Blue Nile Inc.(1)(2)                                       1,370
         78,367  FTD Group, Inc.                                            1,009
        232,072  PC Mall Inc.(1)(2)                                         2,161
        116,158  Priceline.com Inc.(1)(2)                                  13,341
        241,378  Systemax Inc.(2)                                           4,905
                                                                       ----------
                                                                           22,786
                                                                       ----------
INTERNET SOFTWARE & SERVICES -- 0.5%
        443,449  Chordiant Software, Inc.(1)                                3,792
         79,404  Open Text Corp.(1)(2)                                      2,497
                                                                       ----------
                                                                            6,289
                                                                       ----------

Shares           ($ IN THOUSANDS)                                           Value

IT SERVICES -- 0.9%
        471,397  Acxiom Corp.                                             $ 5,530
         55,006  CGI Group Inc. Cl A(1)                                       640
         67,113  Hewitt Associates Inc. Cl A(1)                             2,570
         35,583  Mantech International Corp. Cl A(1)                        1,559
         35,502  SYKES Enterprises Inc.(1)                                    639
                                                                       ----------
                                                                           10,938
                                                                       ----------
LEISURE EQUIPMENT & PRODUCTS -- 1.5%
        146,384  JAKKS Pacific, Inc.(1)                                     3,456
        275,439  Polaris Industries Inc.(2)                                13,158
        251,856  Sturm, Ruger & Co., Inc.(1)                                2,085
                                                                       ----------
                                                                           18,699
                                                                       ----------
LIFE SCIENCES TOOLS & SERVICES -- 2.7%
         51,844  Bio-Rad Laboratories, Inc. Cl A(1)                         5,372
        161,816  Invitrogen Corp.(1)                                       15,116
         18,419  PharmaNet Development Group, Inc.(1)                         722
        181,108  Varian Inc.(1)                                            11,826
                                                                       ----------
                                                                           33,036
                                                                       ----------
MACHINERY -- 1.9%
        201,203  Accuride Corp.(1)                                          1,581
         13,284  Axsys Technologies, Inc.(1)                                  487
        189,039  EnPro Industries Inc.(1)                                   5,794
         19,622  Mueller Industries Inc.                                      569
        199,345  Robbins & Myers Inc.                                      15,077
                                                                       ----------
                                                                           23,508
                                                                       ----------
MARINE -- 0.5%
        134,409  Kirby Corp.(1)                                             6,247
                                                                       ----------
MEDIA -- 0.8%
          1,891  Corus Entertainment Inc. Cl B                                 93
        275,766  DreamWorks Animation SKG Inc.(1)                           7,043
        280,467  Sinclair Broadcast Group, Inc. Cl A                        2,303
                                                                       ----------
                                                                            9,439
                                                                       ----------
METALS & MINING -- 1.1%
        162,110  AK Steel Holding Corp.(1)                                  7,496
         53,491  AMCOL International Corp.(2)                               1,927
        398,253  Hecla Mining Co.(1)(2)                                     3,724
                                                                       ----------
                                                                           13,147
                                                                       ----------
MULTILINE RETAIL -- 0.8%
        298,017  Big Lots, Inc.(1)                                          4,766
        174,741  Dollar Tree Stores Inc.(1)                                 4,529
                                                                       ----------
                                                                            9,295
                                                                       ----------

------
11

Small Company
Shares           ($ IN THOUSANDS)                                           Value

OIL, GAS & CONSUMABLE FUELS -- 4.3%
         47,309  Bois d'Arc Energy Inc.(1)                                  $ 939
         28,603  Frontier Oil Corp.                                         1,161
        148,017  Holly Corp.                                                7,533
        205,012  Massey Energy Co.                                          7,329
        302,351  Stone Energy Corp.(1)                                     14,182
        203,683  Tesoro Corp.                                               9,716
        422,371  W&T Offshore Inc.                                         12,654
                                                                       ----------
                                                                           53,514
                                                                       ----------
PAPER & FOREST PRODUCTS -- 0.6%
        640,394  Buckeye Technologies Inc.(1)                               8,005
                                                                       ----------
PERSONAL PRODUCTS -- 0.4%
        162,940  NBTY Inc.(1)                                               4,465
                                                                       ----------
PHARMACEUTICALS -- 1.8%
        508,335  King Pharmaceuticals, Inc.(1)                              5,205
        137,137  Perrigo Co.                                                4,801
        377,049  Watson Pharmaceuticals, Inc.(1)                           10,234
         26,796  XenoPort, Inc.(1)                                          1,497
                                                                       ----------
                                                                           21,737
                                                                       ----------
REAL ESTATE INVESTMENT TRUSTS -- 3.3%
          7,620  Agree Realty Corp.                                           229
         61,618  Capital Trust Inc. Cl A(2)                                 1,889
        270,729  Equity Lifestyle Properties, Inc.                         12,364
        514,987  Gramercy Capital Corp.(2)                                 12,519
        278,722  Taubman Centers Inc.                                      13,711
                                                                       ----------
                                                                           40,712
                                                                       ----------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.2%
         29,563  Jones Lang LaSalle Inc.                                    2,104
                                                                       ----------
ROAD & RAIL -- 1.0%
         62,207  Arkansas Best Corp.(2)                                     1,365
        144,648  Heartland Express, Inc.(2)                                 2,051
        134,267  Knight Transportation Inc.(2)                              1,988
        136,399  Landstar System, Inc.                                      5,750
         65,089  Old Dominion Freight Line, Inc.(1)                         1,504
                                                                       ----------
                                                                           12,658
                                                                       ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.8%
        300,186  Advanced Analogic Technologies Inc.(1)                     3,386
         61,939  Amkor Technology Inc.(1)                                     528
        142,075  ASM International N.V.(2)                                  3,403
         42,658  Asyst Technologies Inc.(1)                                   139
         48,651  Cabot Microelectronics Corp.(1)                            1,747

Shares           ($ IN THOUSANDS)                                           Value

        111,223  Pericom Semiconductor Corp.(1)                           $ 2,080
        149,502  Sigma Designs Inc.(1)(2)                                   8,253
        386,605  Skyworks Solutions, Inc.(1)                                3,286
        195,023  Varian Semiconductor Equipment Associates, Inc.(1)         7,216
        228,229  Zoran Corp.(1)                                             5,137
                                                                       ----------
                                                                           35,175
                                                                       ----------
SOFTWARE -- 3.9%
        185,253  ANSYS, Inc.(1)                                             7,681
         35,373  FactSet Research Systems Inc.                              1,970
        123,076  JDA Software Group, Inc.(1)                                2,518
        122,554  Magma Design Automation, Inc.(1)                           1,496
         97,073  MICROS Systems, Inc.(1)                                    6,811
        230,669  SPSS Inc.(1)                                               8,283
        606,266  Sybase, Inc.(1)                                           15,818
        141,151  Synopsys, Inc.(1)                                          3,660
                                                                       ----------
                                                                           48,237
                                                                       ----------
SPECIALTY RETAIL -- 1.5%
        285,037  Dress Barn Inc.(1)(2)                                      3,566
        372,208  Gymboree Corp.(1)                                         11,337
         29,396  Jo-Ann Stores, Inc.(1)                                       385
        109,453  Jos. A. Bank Clothiers, Inc.(1)(2)                         3,114
                                                                       ----------
                                                                           18,402
                                                                       ----------
TEXTILES, APPAREL & LUXURY GOODS -- 2.5%
         60,366  Deckers Outdoor Corp.(1)                                   9,360
        268,501  Fossil Inc.(1)                                            11,272
        205,113  Perry Ellis International, Inc.(1)                         3,155
        192,122  Warnaco Group Inc. (The)(1)                                6,686
                                                                       ----------
                                                                           30,473
                                                                       ----------
THRIFTS & MORTGAGE FINANCE(3)
         12,734  Charter Financial Corp.(2)                                   471
                                                                       ----------
WIRELESS TELECOMMUNICATION SERVICES -- 0.3%
        267,148  Syniverse Holdings, Inc.(1)                                4,162
                                                                       ----------
TOTAL COMMON STOCKS
(Cost $1,179,643)                                                       1,231,390
                                                                       ----------
Temporary Cash Investments -- 0.1%

Repurchase Agreement, Morgan Stanley Group, Inc., (collateralized by various U.S. Treasury obligations, 8.875%, 8/15/17, valued at
$1,122), in a joint trading account at 1.10%, dated 12/31/07, due
1/2/08 (Delivery value $1,100)
(Cost $1,100)                                                               1,100
                                                                       ----------

------
12

Small Company

                 ($ IN THOUSANDS)                                           Value

Temporary Cash Investments - Securities Lending Collateral(4) -- 7.1%

Repurchase Agreement, BNP Paribas, (collateralized by various U.S.
Government Agency obligations in a pooled account at the lending
agent), 4.42%, dated 12/31/07, due 1/2/08 (Delivery value $35,009)       $ 35,000

Repurchase Agreement, Lehman Brothers, Inc., (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 4.45%, dated 12/31/07, due 1/2/08 (Delivery
value $45,011)                                                             45,000

Repurchase Agreement, Morgan Stanley Group, Inc., (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 4.35%, dated 12/31/07, due 1/2/08 (Delivery
value $7,354)                                                               7,352
                                                                       ----------
TOTAL TEMPORARY CASH INVESTMENTS - SECURITIES
LENDING COLLATERAL
(Cost $87,352)                                                             87,352
                                                                       ----------
TOTAL INVESTMENT SECURITIES -- 106.7%
(Cost $1,268,095)                                                       1,319,842
                                                                       ----------
OTHER ASSETS AND LIABILITIES -- (6.7)%                                   (82,308)
                                                                       ----------
TOTAL NET ASSETS -- 100.0%                                             $1,237,534
                                                                       ==========

Notes to Schedule of Investments

(1) Non-income producing.

(2) Security, or a portion thereof, was on loan as of December 31, 2007.

(3) Industry is less than 0.05% of total net assets.

(4) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

See Notes to Financial Statements.

------
13

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007 (UNAUDITED) (AMOUNTS IN THOUSANDS EXCEPT AS NOTED)

ASSETS

Investment securities, at value (cost of $1,180,743) -- including
$84,493 of securities on loan                                           $1,232,490

Investments made with cash collateral received for securities on
loan, at value (cost of $87,352)                                            87,352
                                                                      ------------
Total investment securities, at value (cost of $1,268,095)               1,319,842

Receivable for investments sold                                              7,416

Dividends and interest receivable                                            2,242
                                                                      ------------
                                                                         1,329,500
                                                                      ------------

LIABILITIES

Disbursements in excess of demand deposit cash                               3,676

Payable for collateral received for securities on loan                      87,352

Accrued management fees                                                        877

Service fees (and distribution fees --
Advisor Class and R Class) payable                                              61
                                                                      ------------
                                                                            91,966
                                                                      ------------

NET ASSETS                                                              $1,237,534
                                                                      ============
NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)                                 $1,190,541

Accumulated net investment loss                                               (93)

Accumulated net realized loss on investment transactions                   (4,661)

Net unrealized appreciation on investments                                  51,747
                                                                      ------------
                                                                        $1,237,534
                                                                      ============

INVESTOR CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)

Net assets                                                            $607,788,950

Shares outstanding                                                      73,244,170

Net asset value per share                                                    $8.30

INSTITUTIONAL CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)

Net assets                                                            $347,071,293

Shares outstanding                                                      41,685,699

Net asset value per share                                                    $8.33

ADVISOR CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)

Net assets                                                            $282,332,423

Shares outstanding                                                      34,482,904

Net asset value per share                                                    $8.19

R CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)

Net assets                                                                $341,811

Shares outstanding                                                          41,796

Net asset value per share                                                    $8.18

See Notes to Financial Statements.

------
14

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2007 (UNAUDITED) (AMOUNTS IN THOUSANDS)

INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of foreign taxes withheld of $19)                           $ 6,862

Interest                                                                       150

Securities lending, net                                                        759
                                                                      ------------
                                                                             7,771
                                                                      ------------

EXPENSES:

Management fees                                                              5,769

Distribution fees:

 Advisor Class                                                                 144

Service fees:

 Advisor Class                                                                 144

Distribution and service fees:

 Advisor Class                                                                 265

 R Class                                                                         1

Directors' fees and expenses                                                    26

Other expenses                                                                   3
                                                                      ------------
                                                                             6,352
                                                                      ------------

NET INVESTMENT INCOME (LOSS)                                                 1,419
                                                                      ------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on investment transactions                         13,071

Change in net unrealized appreciation (depreciation)
on investments                                                           (227,090)
                                                                      ------------
Net realized and unrealized gain (loss)                                  (214,019)
                                                                      ------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                               $(212,600)
                                                                      ============

See Notes to Financial Statements.

------
15

STATEMENT OF CHANGES IN NET ASSETS

SIX MONTHS ENDED DECEMBER 31, 2007 (UNAUDITED), SIX MONTHS ENDED
JUNE 30, 2007 AND YEAR ENDED DECEMBER 31, 2006 (AMOUNTS IN THOUSANDS)

Increase (Decrease)                  December 31,        June 30,     December 31,
in Net Assets                                2007         2007(1)             2006

OPERATIONS

Net investment income (loss)              $ 1,419         $ 1,799             $741

Net realized gain (loss)                   13,071         120,104           84,095

Change in net unrealized
appreciation (depreciation)             (227,090)          22,773           11,870
                                     ------------    ------------     ------------
Net increase (decrease)
in net assets resulting
from operations                         (212,600)         144,676           96,706
                                     ------------    ------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:

 Investor Class                           (1,745)              --            (876)

 Institutional Class                      (1,213)              --          (1,545)

 Advisor Class                              (346)              --               --

From net realized gains:

 Investor Class                          (65,259)              --         (44,499)

 Institutional Class                     (37,021)              --         (17,974)

 Advisor Class                           (30,653)              --         (17,094)

 R Class                                     (36)              --             (18)
                                     ------------    ------------     ------------
Decrease in net assets
from distributions                      (136,273)              --         (82,006)
                                     ------------    ------------     ------------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease)
in net assets from capital
share transactions                       (68,668)       (153,277)        (188,181)
                                     ------------    ------------     ------------

NET INCREASE (DECREASE)
IN NET ASSETS                           (417,541)         (8,601)        (173,481)

NET ASSETS

Beginning of period                     1,655,075       1,663,676        1,837,157
                                     ------------    ------------     ------------
End of period                          $1,237,534      $1,655,075       $1,663,676
                                     ============    ============     ============
Accumulated undistributed net
investment income (loss)                    $(93)          $1,792               --
                                     ============    ============     ============

(1) The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

See Notes to Financial Statements.

------
16

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2007 (UNAUDITED) (AMOUNTS IN THOUSANDS)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Quantitative Equity Funds, Inc. (the
corporation) is registered under the Investment Company Act of 1940 (the 1940
Act) as an open-end management investment company. Small Company Fund (Small
Company) (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. Small Company seeks long-term capital growth by investing primarily in common stocks of small companies. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue the Investor Class, the
Institutional Class, the Advisor Class and the R Class. The share class differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by, or in accordance with procedures adopted by, the
Board of Directors or its designee if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The fund may lend portfolio securities through its lending agent to certain approved borrowers in order to earn additional income. The income earned, net of any rebates or fees, is included in the
Statement of Operations. The fund continues to recognize any gain or loss in the market price of the securities loaned and records any interest earned or dividends declared.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

------
17

DECEMBER 31, 2007 (UNAUDITED) (AMOUNTS IN THOUSANDS)

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2004. At this time, management has not identified any uncertain tax positions that would materially impact the financial statements.
Accordingly, no provision has been made for federal or state income taxes.
Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid twice a year.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

On July 27, 2007, the Advisor Class shareholders of the fund approved a change to the class's fee structure. The change was approved by the Board of
Directors on December 8, 2006. Effective September 4, 2007, the fee structure change resulted in an increase of 0.25% in the unified management fee and a simultaneous decrease of 0.25% in the total distribution and service fee, resulting in no change to the total operating expense ratio of the class.

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act
(including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century family of funds. The rates for the Investment Category Fee range from 0.5380% to 0.7200% and the rates for the Complex Fee (Investor Class, Advisor Class and R Class) range from 0.2500% to 0.3100%. The Institutional Class is 0.2000% less at each point within the Complex Fee range. Prior to September 4, 2007, the Advisor Class was 0.2500% less at each point within the Complex Fee range. The effective annual management fee for each class of the fund for the six months ended
December 31, 2007, was 0.87%, 0.67%, 0.78% and 0.87%, for the Investor Class,
Institutional Class, Advisor Class and R Class, respectively.

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a separate
Master Distribution and Individual Shareholder Services Plan for each of the
Advisor Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the Advisor Class will pay American
Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. Prior to September 4, 2007, the Board of Directors had adopted a Master Distribution and Shareholder Services Plan for the Advisor Class, pursuant to Rule 12b-1 of the 1940 Act, which provided that the Advisor Class would pay ACIS an annual distribution fee of 0.25% and service fee of 0.25%. The fees

------
18

DECEMBER 31, 2007 (UNAUDITED) (AMOUNTS IN THOUSANDS)

are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers for
Advisor Class shares and for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for R Class shares. Fees incurred under the plans during the six months ended December 31,
2007, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). JPMIM is
a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC. The fund has a securities lending agreement with JPMorgan
Chase Bank (JPMCB). Prior to December 12, 2007, the fund had a bank line of credit agreement with JPMCB. JPMCB is a custodian of the fund and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the six months ended December 31, 2007, were $751,737 and
$952,884, respectively.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:

                          Six months ended     Six months ended June   Year ended December 31,
                         December 31, 2007               30, 2007(1)                      2006
                       Shares       Amount       Shares       Amount       Shares       Amount
INVESTOR
CLASS/SHARES
AUTHORIZED            300,000                   400,000                   400,000
                   ==========                ==========                ==========
Sold                    4,607     $ 44,434        6,297     $ 65,264       18,957    $ 194,236

Issued in
reinvestment of
distributions           7,630       62,505           --           --        4,167       41,020

Redeemed             (23,499)    (228,521)     (15,306)    (159,207)     (36,010)    (361,345)
                   ----------   ----------   ----------   ----------   ----------   ----------
                     (11,262)    (121,582)      (9,009)     (93,943)     (12,886)    (126,089)
                   ----------   ----------   ----------   ----------   ----------   ----------
INSTITUTIONAL
CLASS/SHARES
AUTHORIZED            150,000                   200,000                   200,000
                   ==========                ==========                ==========
Sold                    8,693       85,102        4,479       46,634        7,970       82,197

Issued in
reinvestment of
distributions           4,383       36,045           --           --        1,794       17,763

Redeemed              (7,147)     (70,606)      (7,443)     (78,228)     (14,563)    (146,262)
                   ----------   ----------   ----------   ----------   ----------   ----------
                        5,929       50,541      (2,964)     (31,594)      (4,799)     (46,302)
                   ----------   ----------   ----------   ----------   ----------   ----------
ADVISOR
CLASS/SHARES
AUTHORIZED            150,000                   200,000                   200,000
                   ==========                ==========                ==========
Sold                    2,481       23,250        2,973       30,514        7,814       79,559

Issued in
reinvestment of
distributions           3,204       25,854           --           --        1,528       14,860

Redeemed              (4,879)     (46,769)      (5,689)     (58,265)     (10,551)    (104,251)
                   ----------   ----------   ----------   ----------   ----------   ----------
                          806        2,335      (2,716)     (27,751)      (1,209)      (9,832)
                   ----------   ----------   ----------   ----------   ----------   ----------
R CLASS/
SHARES
AUTHORIZED             10,000                    10,000                    10,000
                   ==========                ==========                ==========
Sold                        3           29            2           25           90          927

Issued in
reinvestment of
distributions               5           36           --           --            2           18

Redeemed                  (3)         (27)          (1)         (14)        (691)      (6,903)
                   ----------   ----------   ----------   ----------   ----------   ----------
                            5           38            1           11        (599)      (5,958)
                   ----------   ----------   ----------   ----------   ----------   ----------
Net increase
(decrease)            (4,522)    $(68,668)     (14,688)   $(153,277)     (19,493)   $(188,181)
                   ==========   ==========   ==========   ==========   ==========   ==========

(1) The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

------
19

DECEMBER 31, 2007 (UNAUDITED) (AMOUNTS IN THOUSANDS)

5. SECURITIES LENDING

As of December 31, 2007, securities in the fund valued at $84,493, were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and
Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total value of all collateral received, at this date, was $87,352. The fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the fund may be delayed or limited.

6. BANK LINE OF CREDIT

Effective December 12, 2007, the fund, along with certain other funds managed by ACIM or ACGIM, has a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. Prior to December 12, 2007, the fund, along with certain other funds managed by ACIM or ACGIM, had a $500,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement, which is subject to annual renewal, bear interest at the
Federal Funds rate plus 0.40%. The fund did not borrow from the line during the six months ended December 31, 2007.

7. RISK FACTORS

The fund concentrates its investments in common stocks of small companies.
Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

8. FEDERAL TAX INFORMATION

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2007, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments                              $1,268,426
                                                           ============
Gross tax appreciation of investments                         $ 153,162

Gross tax depreciation of investments                         (101,746)
                                                           ------------
Net tax appreciation (depreciation) of investments             $ 51,416
                                                           ============

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and return of capital dividends.

9. RECENTLY ISSUED ACCOUNTING STANDARDS

The Financial Accounting Standards Board issued Statement of Financial
Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), in
September 2006, which is effective for fiscal years beginning after November
15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact that adopting FAS 157 will have on the financial statement disclosures.

------
20

FINANCIAL HIGHLIGHTS
Small Company

Investor Class
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
                         2007(1)    2007(2)      2006         2005       2004       2003
PER-SHARE DATA

Net Asset Value,
Beginning of Period       $10.77      $9.88     $9.77       $10.19      $8.35      $5.50
                        --------   --------  --------     --------   --------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(3)           0.01       0.01     --(4)         0.01       0.02       0.01

 Net Realized
 and Unrealized
 Gain (Loss)              (1.48)       0.88      0.61         0.71       2.31       2.93
                        --------   --------  --------     --------   --------   --------
 Total From
 Investment
 Operations               (1.47)       0.89      0.61         0.72       2.33       2.94
                        --------   --------  --------     --------   --------   --------
Distributions

 From Net
 Investment
 Income                   (0.02)         --    (0.01)        --(4)     (0.02)      --(4)

 From Net
 Realized Gains           (0.98)         --    (0.49)       (1.14)     (0.47)     (0.09)
                        --------   --------  --------     --------   --------   --------
 Total
 Distributions            (1.00)         --    (0.50)       (1.14)     (0.49)     (0.09)
                        --------   --------  --------     --------   --------   --------
Net Asset Value, End
of Period                  $8.30     $10.77     $9.88        $9.77     $10.19      $8.35
                        ========   ========  ========     ========   ========   ========

TOTAL RETURN(5)         (13.51)%      9.01%     6.15%        7.13%     28.28%     53.57%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses
to Average
Net Assets              0.87%(6)   0.87%(6)     0.87%        0.87%      0.88%      0.89%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets              0.21%(6)   0.23%(6)     0.05%        0.14%      0.25%      0.09%

Portfolio Turnover
Rate                         53%        61%      122%         132%       123%       120%

Net Assets,
End of Period
(in thousands)          $607,789   $910,093  $924,133   $1,040,036   $996,103   $467,228

(1) Six months ended December 31, 2007 (unaudited).

(2) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

See Notes to Financial Statements.

------
21

Small Company

Institutional Class
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
                         2007(1)    2007(2)      2006        2005       2004       2003
PER-SHARE DATA

Net Asset Value,
Beginning of Period       $10.80      $9.90     $9.80      $10.21      $8.36      $5.53
                        --------   --------  --------    --------   --------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(3)           0.02       0.02      0.02        0.04       0.03       0.02

 Net Realized
 and Unrealized
 Gain (Loss)              (1.48)       0.88      0.61        0.71       2.33       2.93
                        --------   --------  --------    --------   --------   --------
 Total From
 Investment
 Operations               (1.46)       0.90      0.63        0.75       2.36       2.95
                        --------   --------  --------    --------   --------   --------
Distributions

 From Net
 Investment
 Income                   (0.03)         --    (0.04)      (0.02)     (0.04)     (0.03)

 From Net
 Realized Gains           (0.98)         --    (0.49)      (1.14)     (0.47)     (0.09)
                        --------   --------  --------    --------   --------   --------
 Total
 Distributions            (1.01)         --    (0.53)      (1.16)     (0.51)     (0.12)
                        --------   --------  --------    --------   --------   --------
Net Asset Value, End
of Period                  $8.33     $10.80     $9.90       $9.80     $10.21      $8.36
                        ========   ========  ========    ========   ========   ========

TOTAL RETURN(4)         (13.38)%      9.09%     6.44%       7.26%     28.60%     53.52%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses
to Average
Net Assets              0.67%(5)   0.67%(5)     0.67%       0.67%      0.68%      0.69%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets              0.41%(5)   0.43%(5)     0.25%       0.34%      0.45%      0.29%

Portfolio Turnover
Rate                         53%        61%      122%        132%       123%       120%

Net Assets,
End of Period
(in thousands)          $347,071   $386,240  $383,412    $426,545   $284,352    $30,830

(1) Six months ended December 31, 2007 (unaudited).

(2) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
22

Small Company

Advisor Class
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
                          2007(1)      2007(2)      2006       2005       2004       2003
PER-SHARE DATA

Net Asset Value,
Beginning of Period        $10.64        $9.78     $9.69     $10.12      $8.30      $5.48
                         --------     --------  --------   --------   --------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(3)           --(4)        --(4)    (0.02)     (0.01)     (0.01)     (0.01)

 Net Realized
 and Unrealized
 Gain (Loss)               (1.46)         0.86      0.60       0.70       2.30       2.92
                         --------     --------  --------   --------   --------   --------
 Total From
 Investment
 Operations                (1.46)         0.86      0.58       0.69       2.29       2.91
                         --------     --------  --------   --------   --------   --------
Distributions

 From Net
 Investment
 Income                    (0.01)           --        --         --         --         --

 From Net
 Realized Gains            (0.98)           --    (0.49)     (1.12)     (0.47)     (0.09)
                         --------     --------  --------   --------   --------   --------
 Total
 Distributions             (0.99)           --    (0.49)     (1.12)     (0.47)     (0.09)
                         --------     --------  --------   --------   --------   --------
Net Asset Value,
End of Period               $8.19       $10.64     $9.78      $9.69     $10.12      $8.30
                         ========     ========  ========   ========   ========   ========

TOTAL RETURN(5)          (13.60)%        8.79%     6.02%      6.74%     28.00%     53.16%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses
to Average
Net Assets               1.12%(6)     1.12%(6)     1.12%      1.12%      1.13%      1.14%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets              (0.04)(6)   (0.02)%(6)   (0.20)%    (0.11)%    (0.00)%    (0.16)%

Portfolio Turnover
Rate                          53%          61%      122%       132%       123%       120%

Net Assets,
End of Period
(in thousands)           $282,332     $358,347  $355,778   $364,400   $287,673    $62,907

(1) Six months ended December 31, 2007 (unaudited).

(2) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

See Notes to Financial Statements.

------
23

Small Company

R Class
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
                           2007(1)      2007(2)      2006         2005         2004      2003(3)
PER-SHARE DATA

Net Asset Value,
Beginning of Period         $10.63        $9.78     $9.72       $10.15        $8.34        $7.11
                          --------     --------  --------     --------     --------     --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(4)           (0.01)       (0.01)    (0.05)       (0.03)       (0.03)       (0.01)

 Net Realized
 and Unrealized
 Gain (Loss)                (1.46)         0.86      0.60         0.71         2.31         1.33
                          --------     --------  --------     --------     --------     --------
 Total From
 Investment
 Operations                 (1.47)         0.85      0.55         0.68         2.28         1.32
                          --------     --------  --------     --------     --------     --------
Distributions

 From Net
 Realized Gains             (0.98)           --    (0.49)       (1.11)       (0.47)       (0.09)
                          --------     --------  --------     --------     --------     --------
Net Asset Value,
End of Period                $8.18       $10.63     $9.78        $9.72       $10.15        $8.34
                          ========     ========  ========     ========     ========     ========

TOTAL RETURN(5)           (13.71)%        8.69%     5.70%        6.54%       27.72%       18.61%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses
to Average
Net Assets                1.37%(6)     1.37%(6)     1.37%     1.34%(7)     1.30%(8)     1.38%(6)

Ratio of Net
Investment Income
(Loss) to Average
Net Assets              (0.29)%(6)   (0.27)%(6)   (0.45)%   (0.33)%(7)   (0.17)%(8)   (0.40)%(6)

Portfolio Turnover
Rate                           53%          61%      122%         132%         123%      120%(9)

Net Assets,
End of Period
(in thousands)                $342         $395      $353       $6,175       $4,247           $3

(1) Six months ended December 31, 2007 (unaudited).

(2) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(3) August 29, 2003 (commencement of sale) through December 31, 2003.

(4) Computed using average shares outstanding throughout the period.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

(7) During the year ended December 31, 2005, the class received a partial reimbursement of its distribution and service fees. Had fees not been reimbursed, the annualized ratio of operating expenses to average net assets and annualized ratio of net investment income (loss) to average net assets would have been 1.37% and (0.36)%, respectively.

(8) During the year ended December 31, 2004, the class received a partial reimbursement of its distribution and service fees. Had fees not been reimbursed, the annualized ratio of operating expenses to average net assets and annualized ratio of net investment income (loss) to average net assets would have been 1.38% and (0.25)%, respectively.

(9) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended December 31, 2003.

See Notes to Financial Statements.

------
24

PROXY VOTING RESULTS

A special meeting of shareholders was held on July 27, 2007, to vote on the following proposals. The proposals received the required number of votes of the American Century Quantitative Equity Funds, Inc. or the applicable fund, depending on the proposal, and were adopted. A summary of voting results is listed below each proposal.

PROPOSAL 1:

To elect eight Directors to the Board of Directors of American Century
Quantitative Equity Funds, Inc. (the proposal was voted on by all shareholders of funds issued by American Century Quantitative Equity Funds, Inc.).

Jonathan S. Thomas      For:                7,145,200,141
                        Withhold:             126,426,738
                        Abstain:                        0
                        Broker Non-Vote:                0

John Freidenrich        For:                7,143,997,806
                        Withhold:             127,629,073
                        Abstain:                        0
                        Broker Non-Vote:                0

Ronald J. Gilson        For:                7,145,719,111
                        Withhold:             125,907,768
                        Abstain:                        0
                        Broker Non-Vote:                0

Kathryn A. Hall         For:                7,146,961,667
                        Withhold:             124,665,212
                        Abstain:                        0
                        Broker Non-Vote:                0

Peter F. Pervere        For:                7,144,947,877
                        Withhold:             126,679,002
                        Abstain:                        0
                        Broker Non-Vote:                0

Myron S. Scholes        For:                7,144,481,478
                        Withhold:             127,145,401
                        Abstain:                        0
                        Broker Non-Vote:                0

John B. Shoven          For:                7,146,869,147
                        Withhold:             124,757,732
                        Abstain:                        0
                        Broker Non-Vote:                0

Jeanne D. Wohlers       For:                7,145,401,115
                        Withhold:             126,225,764
                        Abstain:                        0
                        Broker Non-Vote:                0

------
25

PROPOSAL 2:
To approve a change in the fee structure of the Advisor Class. This proposal was voted on by the Advisor Class shareholders of the fund.

For:                      188,704,322
Against:                   12,340,397
Abstain:                    3,526,892
Broker Non-Vote:           13,386,156

------
26

SHARE CLASS INFORMATION

Four classes of shares are authorized for sale by the fund: Investor Class,
Institutional Class, Advisor Class and R Class. The total expense ratio of
Institutional Class shares is lower than that of Investor Class shares. The total expense ratios of Advisor Class and R Class shares are higher than that of Investor Class shares. Small Company is closed to new investors.
Shareholders who have open accounts may make additional investments and reinvest dividends and capital gains distributions as long as such accounts remain open.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; and/or 2) through certain financial intermediaries (such as banks, broker-dealers, insurance companies and investment advisors), which may require payment of a transaction fee to the financial intermediary. The fund's prospectus contains additional information regarding eligibility for Investor Class shares.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the unified management fee of Institutional Class shares is 0.20% less than the unified management fee of Investor Class shares.

ADVISOR CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, insurance companies, and financial advisors. The unified management fee for Advisor Class shares is the same as for Investor Class shares. Advisor Class shares are subject to a 0.25% annual
Rule 12b-1 distribution and service fee.

R CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. The unified management fee for R Class shares is the same as for Investor Class shares. R Class shares are subject to a 0.50%
annual Rule 12b-1 distribution and service fee.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences.

------
27

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's website at americancentury.com and on the Securities and
Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling
1-800-345-2021.

------
28

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as a fund performance comparisons. They are not investment products available for purchase.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest companies in the Russell 3000 Index (the 3,000 largest publicly traded
U.S. companies, based on total market capitalization).

The RUSSELL 1000® GROWTH INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 1000® VALUE INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000® VALUE INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP® VALUE INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P SMALLCAP 600 INDEX, a capitalization-weighted index consisting of 600 domestic stocks, measures the small company segment of the U.S. market.

------
29

NOTES

------
30

NOTES

------
31

NOTES

------
32

[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

0802
SH-SAN-58085N

[front cover]

AMERICAN CENTURY INVESTMENTS
Semiannual Report         December 31, 2007

[photo of winter]

Global Gold Fund

[american century investments logo and text logo ®]

OUR MESSAGE TO YOU

[photo of Jonathan Thomas]

JONATHAN THOMAS
President and CEO
American Century Companies, Inc.

To help you monitor your investment, my colleagues and I take pride in providing you with the semiannual report for the American Century® Global Gold
Fund for the six months ended December 31, 2007. I am honored to be addressing you in the "Our Message" space long devoted to company founder Jim Stowers,
Jr. and his son Jim Stowers III.

Jim Stowers III stepped down from the American Century Companies, Inc. (ACC)
board of directors in July 2007, his final move in a well-planned career transition to pursue new ventures outside the company. This reflected his family's support of our company's direction and its leadership team.

The Stowers family remains an integral part of our heritage, leadership, and financial structure. In fact, Jim Stowers, Jr. continues as co-chair of the
ACC board with Richard Brown, who has been on the board since 1998.

American Century Investments®, our clients, and our employees have been my top priority since I became company president and CEO in March, 2007. We have also added the executive talents of overall chief investment officer (CIO) Enrique
Chang, international equity CIO Mark On, U.S. growth equity CIO Steve Lurito, and chief operating officer Barry Fink.

This skilled group, combined with our existing senior management team, has already had a positive impact on the development and management of the products and services we take pride in delivering to you. We believe the ultimate measure of our performance is our clients' success. Therefore, our focus continues to be on building a long-term relationship with you and on delivering superior investment performance across our product line.

/s/Jonathan Thomas

[photo of James E. Stowers, Jr.]

JAMES E. STOWERS, JR.
Founder and Co-Chairman of the Board
American Century Companies, Inc.

[photo of Richard Brown]

RICHARD BROWN
Co-Chairman of the Board
American Century Companies, Inc.

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .      2
      Six-Month Total Returns. . . . . . . . . . . . . . . . . . . . . . .      2

GLOBAL GOLD

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund.
Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American
Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By John Schniedwind, Chief Investment Officer, Quantitative Equity

EMERGING MARKET GROWTH FUELS COMMODITY PRICE HIKES

A significant downswing in the U.S. economy in the second half of 2007 shook up investment returns. After surging in the third quarter to a surprisingly strong (and apparently unsustainable) 4.9% annual rate, economic growth dropped to a 0.6% annual rate in the fourth quarter, according to initial government estimates. With expectations of continued slow growth in the new year, perceived "safe havens," such as the Treasury market and the utilities and consumer staples sectors of the stock market, benefited from investor concerns about the economic outlook.

For most of the period, economic growth outside the United States remained healthy, but rising oil prices, the weaker U.S. economy and ongoing credit-market turmoil led to concerns the global economy would hit the brakes, too. Growth among the emerging markets was more encouraging. What's more, demand from the developing economies--along with soaring investor interest--helped send commodity prices higher. In particular, crude oil and agricultural products steadily increased throughout the period.

GOLD SPIKES ON INFLATION WORRIES, DOLLAR DECLINE

The sinking value of the U.S. dollar combined with lingering inflationary pressures helped propel gold prices higher. The price of an ounce of gold bullion started the six-month period at $650.90, climbed to a high of $842.70 in late December, and finished the year at $838.00.

For the second half of 2007, the dollar fell 7.18% versus the euro and 9.31%
compared to the Japanese yen, and the core consumer price index, which excludes volatile food and energy prices, increased at a 2.4% annualized rate.
During the same time frame, the price of oil increased 36% from $70.68 per barrel to $95.98 per barrel. Although core inflation may moderate as the economy weakens, there is growing risk the Federal Reserve (the Fed) will favor anti-recessionary insurance over inflation vigilance, thereby igniting inflationary expectations.

The threat of recession caused the Fed to cut rates three times during the final four months of 2007. The European Central Bank held rates steady throughout the second half of 2007, while the Bank of England raised rates by
25 basis points in July only to cut by that same amount in December.

Six-Month Total Returns(1)
As of December 31, 2007
Gold Bullion                                 28.74%
U.S. Dollar vs. Euro                         -7.18%
Rogers International Commodities Index       21.44%

(1) Total returns for periods less than one year are not annualized.

------
2

PERFORMANCE
Global Gold

Total Returns as of December 31, 2007
                                             Average Annual Returns
                                                   10         Since     Inception
                    6 months(1)  1 year   5 years   years   Inception      Date

INVESTOR CLASS        22.95%     15.12%   20.53%   14.32%     5.33%      8/17/88

FUND BENCHMARK(2)     22.66%     14.93%   20.56%   15.04%    5.85%(3)       --

MSCI WORLD INDEX      -0.12%      9.04%   16.96%    7.00%    8.74%(3)       --

Institutional
Class                   --         --       --       --      3.62%(1)    9/28/07

A Class(4)
 No sales
 charge*
 With sales           22.72%     14.77%   20.22%     --       12.93%
 charge*              15.68%      8.14%   18.80%     --       12.24%      5/6/98

B Class
 No sales
 charge*
 With sales             --         --       --       --      3.32%(1)
 charge*                --         --       --       --     -1.68%(1)    9/28/07

C Class
 No sales
 charge*
 With sales             --         --       --       --      3.32%(1)
 charge*                --         --       --       --      2.32%(1)    9/28/07

R Class                 --         --       --       --      3.46%(1)    9/28/07

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B
Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Please see the Share Class Information
pages for more about the applicable sales charges for each share class. The
SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Total returns for periods less than one year are not annualized.

(2) See Index Definitions page.

(3) Since 8/31/88, the date nearest the Investor Class's inception for which data are available.

(4) Prior to September 4, 2007, the A Class was referred to as the Advisor
Class. Performance, with sales charge, prior to that date has been adjusted to reflect the A Class's current sales charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The fund concentrates its investments in a narrow segment of the total market and is therefore subject to greater risks and market fluctuations than a portfolio representing a broader range of industries.
International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
3

Global Gold

Growth of $10,000 Over 10 Years

$10,000 investment made December 31, 1997

One-Year Returns Over 10 Years
Periods ended December 31
                1998     1999      2000      2001      2002      2003     2004    2005     2006     2007

Investor
Class         -12.18%   -3.18%   -23.95%    34.09%    73.00%    46.70%   -8.17%  29.17%   27.03%   15.12%

Fund
benchmark      -6.81%   -1.80%   -27.32%    37.10%    74.79%    46.65%   -7.79%  29.24%   26.78%   14.93%

MSCI World
Index          24.34%   24.93%   -13.18%   -16.82%    -19.89%   33.11%   14.72%   9.49%   20.07%    9.04%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The fund concentrates its investments in a narrow segment of the total market and is therefore subject to greater risks and market fluctuations than a portfolio representing a broader range of industries.
International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
4

PORTFOLIO COMMENTARY
Global Gold

Portfolio Managers: Bill Martin and Joe Sterling

PERFORMANCE SUMMARY

Global Gold posted a total return of 22.95%* for the six-month period ended
December 31, 2007. The portfolio's proprietary benchmark, which consists of approximately two-thirds North American gold stocks, 20% African gold stocks, and 10% Australian gold stocks, returned 22.66% for the same period. The portfolio's results reflect operating expenses, while the benchmark returns do not.

GOLD PRICES SOARED

Gold prices moved sharply higher during the six-month period. After hitting a low of $648.30 on August 16, the price of an ounce of gold bullion on the
COMEX division of the New York Mercantile Exchange soared to a high of $842.70 on December 28 before finishing the year at $838.00. Gold bullion showed a
28.74% price increase during the final six months of the year, rounding out a gain of 31.35% for all of 2007.

The U.S. Federal Reserve's easing campaign helped propel gold prices during the period. The Fed's first rate cut of 50 basis points on September 18 caused the U.S. dollar to plummet versus currencies such as the euro, British pound and South African rand. A weaker dollar makes it cheaper to buy gold for
non-U.S. investors. Subsequent 25-basis-point rate cuts on October 31 and
December 11 further contributed to the dollar's slide. Rising oil prices, concerns regarding the U.S. economic slowdown and credit market issues also helped prop up gold prices late in the period.

CANADIAN STOCKS DROVE RESULTS

Metals and mining stocks generally advanced along with the price of gold.
After struggling during the first half of 2007 with a return of -9.61%, the
FTSE Gold Mines Index rebounded strongly in the second half of the year, posting a total return of 33.92% for the six months ended December 31.

Market Returns
For the six months ended December 31, 2007(1)
BACKGROUND INFLUENCES
South African Rand vs. U.S. Dollar                  2.56%
Australian Dollar vs. U.S. Dollar                   3.05%
BROAD GOLD STOCK MARKET
Lipper Gold Fund Index                             20.52%
FTSE® Gold Mines Index                             33.92%
REGIONAL COMPONENTS OF FTSE® GOLD MINES INDEX
FTSE® Gold Mines Africa Index                       1.05%
FTSE® Gold Mines Australia Index                   67.66%
FTSE® Gold Mines North America Index               40.28%

(1) Total returns for periods less than one year are not annualized.

Top Ten Holdings as of December 31, 2007
                                    % of net       % of net
                                  assets as of   assets as of
                                    12/31/07        6/30/07
Barrick Gold Corp.                    9.3%           7.8%
Goldcorp Inc.(2)                      9.1%           7.7%
Newmont Mining Corporation            6.7%           6.5%
Newcrest Mining Limited               6.1%           4.1%
Kinross Gold Corp.(2)                 6.0%           7.1%
Yamana Gold Inc.(2)                   5.8%           4.3%
AngloGold Ashanti Limited(2)          5.4%           5.4%
Agnico-Eagle Mines Ltd.(2)            4.7%           5.0%
Lihir Gold Limited                    3.6%           3.8%
Gold Fields Limited(2)                3.4%           5.1%

(2) Includes shares traded on all exchanges.

* All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized.

------
5

Global Gold

Our stock selection accounted for the portfolio's outperformance relative to the benchmark. In particular, our selections in Canada, the portfolio's largest country weighting, contributed positively to performance. Kinross Gold
Corp. of Canada, one of the portfolio's top 10 holdings, ranked among the portfolio's leading performers, driven by the company's projects in Brazil and
Russia. In particular, the company signed a long-term lease for Eastern
Russia's Kupol mine, which Kinross expects will help achieve a 60% jump in production levels by 2009. In addition, Agnico-Eagle Mines of Canada, also a top-10 holding, announced it was budgeting $1 billion to open five new mines to significantly increase production in 2009.

Our underweight in South Africa, combined with favorable stock selection among the nation's mining companies, also contributed positively to the portfolio's relative performance. Specifically, underweights to Simmer & Jack Mines and
Gold Fields Limited helped the portfolio's relative results.

On an absolute basis, nine of the portfolio's top 10 holdings posted strong, double-digit returns during the six-month period. The smallest holding of the group, Gold Fields of South Africa, declined during the period. Together, our top holdings comprised 60% of the portfolio's net assets at the end of
December.

DETRACTORS FACED RISING COSTS

The largest performance detractors included Novagold Resources Inc. and
Canada's Gammon Gold. Gammon Gold reported a large third-quarter loss due in part to rising production costs.

Stock selection detracted from the portfolio's relative results in Australia, the portfolio's second-largest country weighting. In particular, our position in Oxiana detracted from performance. The company acknowledged increasing costs, projecting that materials and labor budgets for a new mine in South
Australia will run 30% higher than previous estimates.

OUTLOOK

Regardless of macroeconomic developments, including the direction of gold prices and the strength of the U.S. dollar, we follow a disciplined investment approach. Shunning momentum-driven areas of the market, we strive to add value through tactical allocations in specific mining companies we believe are well-positioned to generate above-average returns.

Geographic Composition as of December 31, 2007
                               % of net       % of net
                             assets as of   assets as of
                               12/31/07        6/30/07
Canada                           56.7%          57.9%
Australia                        15.7%          13.1%
South Africa                     11.7%          14.6%
United States                    9.2%           11.6%
United Kingdom                   3.5%           2.4%
Peru                             0.9%            --
Sweden                           --(1)          --(1)
Cash and Equivalents(2)          2.3%           0.4%

(1) Category is less than 0.05% of total net assets.

(2) Includes temporary cash investments, securities lending collateral and other assets and liabilities.

------
6

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007
(except as noted).

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account), American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional,
Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------
7

                                                    Expenses Paid
                       Beginning                       During
                        Account        Ending         Period(1)       Annualized
                         Value      Account Value     7/1/07 -         Expense
                         7/1/07       12/31/07        12/31/07         Ratio(1)
ACTUAL

Investor Class           $1,000       $1,229.50         $3.81           0.68%

Institutional Class      $1,000     $1,036.20(2)      $1.26(3)          0.48%

A Class                  $1,000       $1,227.20         $5.21           0.93%

B Class                  $1,000     $1,033.20(2)      $4.39(3)          1.68%

C Class                  $1,000     $1,033.20(2)      $4.39(3)          1.68%

R Class                  $1,000     $1,034.60(2)      $3.08(3)          1.18%

HYPOTHETICAL

Investor Class           $1,000       $1,021.72         $3.46           0.68%

Institutional Class      $1,000     $1,022.72(4)      $2.44(4)          0.48%

A Class                  $1,000       $1,020.46         $4.72           0.93%

B Class                  $1,000     $1,016.69(4)      $8.52(4)          1.68%

C Class                  $1,000     $1,016.69(4)      $8.52(4)          1.68%

R Class                  $1,000     $1,019.20(4)      $5.99(4)          1.18%

(1) Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

(2) Ending account value based on actual return from September 28, 2007
(commencement of sale) through December 31, 2007.

(3) Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 94, the number of days in the period from September 28, 2007
(commencement of sale) through December 31, 2007, divided by 366, to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.

(4) Ending account value and expenses paid during the period assumes the class had been available throughout the entire period and are calculated using the class's annualized expense ratio listed in the table above.

------
8

SCHEDULE OF INVESTMENTS
Global Gold

DECEMBER 31, 2007 (UNAUDITED)

Shares                                                                  Value

Common Stocks & Warrants -- 97.7%

AUSTRALIA -- 15.7%
      1,628,500  Avoca Resources Ltd.(1)(2)                       $ 3,441,753
      2,954,100  Bendigo Mining Ltd.(1)(2)                            867,850
      3,391,000  Citigold Corp. Ltd.(1)                             1,367,919
        166,666  Croesus Mining NL(1)                                      --
        766,000  Dominion Mining Ltd.                               3,741,612
        773,250  Equigold NL(2)                                     2,692,063
      1,000,200  Herald Resources Ltd.(1)(2)                        1,955,990
        565,000  Independence Group NL(2)                           4,419,653
        477,371  Jabiru Metals Ltd.(1)                                544,220
        974,202  Kingsgate Consolidated Ltd.(1)(2)                  3,972,618
     12,657,908  Lihir Gold Limited(1)(2)                          40,072,272
        172,200  Moto Goldmines Ltd.(1)                               632,897
      2,332,375  Newcrest Mining Limited(2)                        67,701,956
      4,055,408  Oxiana Ltd.(2)                                    12,376,237
     12,439,600  Pan Australian Resources Ltd.(1)(2)               10,799,818
      5,823,400  Perseverance Corp. Ltd.(1)(2)                        995,832
        677,711  Resolute Mining Limited(1)                         1,043,029
      1,200,000  Sino Gold Mining Ltd.(1)(2)                        7,313,763
      6,984,900  St. Barbara Ltd.(1)(2)                             4,777,818
      1,253,700  Western Areas NL(1)(2)                             5,991,906
                                                               --------------
                                                                  174,709,206
                                                               --------------
CANADA -- 56.7%
        171,127  Agnico-Eagle Mines Ltd.                            9,377,436
        779,300  Agnico-Eagle Mines Ltd. New York Shares           42,573,159
        497,900  Alamos Gold Inc.(1)(2)                             2,772,517
        568,400  Apollo Gold Corporation(1)                           343,410
        221,100  Aquiline Resources Inc.(1)                         2,048,253
      1,122,700  Aurelian Resources Inc.(1)(2)                      8,659,633
      2,250,800  Aurizon Mines Ltd.(1)                              8,771,117
        396,900  Banro Corp.(1)                                     4,556,097
      2,460,912  Barrick Gold Corp.                               103,481,349
      1,820,200  Centerra Gold Inc.(1)(2)                          23,038,882
      3,507,400  Crystallex International Corporation(1)            8,123,069
      3,177,800  Eldorado Gold Corporation(1)                      18,655,296
        150,700  European Goldfields Ltd.(1)                          831,574
      1,099,300  Gabriel Resources Ltd.(1)                          2,180,668
        695,000  Gammon Gold Inc.(1)(2)                             5,570,637
        347,300  GBS Gold International Inc.(1)                       454,627
        708,100  Gold Eagle Mines Ltd.(1)                           5,953,716

Shares                                                                  Value

        871,766  Gold Reserve Inc. New York Shares(1)(2)          $ 4,533,183
      2,906,192  Goldcorp Inc.(2)                                  98,911,781
         70,100  Goldcorp Inc. New York Shares                      2,378,493
      2,280,500  Golden Star Resources Ltd.(1)(2)                   7,302,376
      1,173,200  Great Basin Gold Ltd.(1)                           3,130,581
      2,065,000  High River Gold Mines Ltd.(1)                      5,905,347
      3,570,255  IAMGOLD Corporation                               29,084,043
        552,700  International Minerals Corp.(1)                    3,239,064
        233,600  International Royalty Corp.                        1,300,783
        240,000  Ivanhoe Mines Ltd.(1)                              2,610,009
        370,200  Jaguar Mining Inc.(1)                              4,506,815
      1,228,200  Jinshan Gold Mines Inc.(1)                         3,388,650
      3,236,204  Kinross Gold Corp.(1)                             59,633,981
        375,957  Kinross Gold Corp. New York Shares(1)              6,917,609
        483,800  Kirkland Lake Gold Inc.(1)(2)                      6,099,261
        720,800  Metallica Resources Inc.(1)(2)                     3,875,815
        606,100  Minefinders Corporation Ltd.(1)(2)                 6,847,691
      3,573,200  Miramar Mining Corp.(1)                           22,415,704
      1,502,800  Nevsun Resources Ltd.(1)(2)                        3,480,455
      2,000,000  North American Tungsten Corp.(1)                   2,618,065
      2,291,800  Northgate Minerals Corp.(1)                        6,923,170
        647,500  Novagold Resources Inc.(1)(2)                      5,283,609
      1,253,300  Orezone Resources Inc.(1)                          1,514,409
        913,010  Premier Gold Mines Ltd.(1)                         2,206,448
        344,300  Red Back Mining Inc.(1)                            2,458,048
      2,000,000  SEMAFO Inc.(1)                                     2,034,035
      1,263,000  Silvercorp Metals Inc.                            11,929,252
        378,500  Southwestern Resources Corp.(1)                      247,734
        312,200  Tanzanian Royalty Exploration Corp.(1)(2)          2,081,124
        821,200  Taseko Mines Ltd.(1)                               4,275,102
      4,286,542  Yamana Gold Inc.(2)                               55,637,425
        424,781  Yamana Gold Inc. New York Shares                   5,496,666
        687,500  Yamana Gold Inc. Warrants                          3,544,457
      1,137,290  Yukon-Nevada Gold Corp.(1)(2)                      1,614,720
                                                               --------------
                                                                  630,817,345
                                                               --------------
PERU -- 0.9%
        168,100  Compania de Minas Buenaventura SAu ADR             9,514,460
                                                               --------------

------
9

Global Gold

Shares                                                                  Value

SOUTH AFRICA -- 11.7%
        574,402  AngloGold Ashanti Limited(2)                    $ 24,519,281
        821,276  AngloGold Ashanti Limited ADR                     35,158,826
        365,415  DRDGOLD Limited ADR(1)(2)                          2,592,619
      2,413,810  Gold Fields Limited(2)                            34,467,945
        238,700  Gold Fields Limited ADR                            3,389,540
      1,713,350  Harmony Gold Mining Co. Limited(1)(2)             17,578,606
        782,800  Harmony Gold Mining Co. Limited ADR(1)             8,070,668
      6,455,400  Simmer & Jack Mines Ltd.(1)                        4,654,658
                                                               --------------
                                                                  130,432,143
                                                               --------------
SWEDEN(3)
        325,900  ScanMining AB(1)                                          --
                                                               --------------
UNITED KINGDOM -- 3.5%
        165,200  Celtic Resources Holdings plc(1)                     944,487
      1,010,900  Randgold Resources Limited ADR                    37,534,717
                                                               --------------
                                                                   38,479,204
                                                               --------------
UNITED STATES -- 9.2%
      1,851,391  Coeur d'Alene Mines Corporation(1)(2)              9,145,872
         85,500  Freeport-McMoRan Copper & Gold, Inc.               8,758,620
      1,534,614  Newmont Mining Corporation                        74,935,201
        306,600  Royal Gold, Inc.(2)                                9,357,432
                                                               --------------
                                                                  102,197,125
                                                               --------------
TOTAL COMMON STOCKS & WARRANTS
(Cost $496,695,108)                                             1,086,149,483
                                                               --------------

Principal Amount

Temporary Cash Investments -- 2.5%

   $ 27,400,000  FHLB Discount Notes, 3.15%, 1/2/08(4)             27,400,000
(Cost $27,395,205)
                                                               --------------

                                                                    Value
Temporary Cash Investments --
Securities Lending Collateral(5) -- 12.3%

Repurchase Agreement, BNP Paribas, (collateralized by
various U.S. Government Agency obligations in a pooled
account at the lending agent), 4.42%, dated 12/31/07,
due 1/2/08 (Delivery value $60,014,733)                           $ 60,000,000

Repurchase Agreement, Lehman Brothers, Inc.,
(collateralized by various U.S. Government Agency
obligations in a pooled account at the lending agent),
4.45%, dated 12/31/07, due 1/2/08 (Delivery value
$70,017,306)                                                        70,000,000

Repurchase Agreement, Morgan Stanley Group, Inc.,
(collateralized by various U.S. Government Agency
obligations in a pooled account at the lending agent),
4.35%, dated 12/31/07, due 1/2/08 (Delivery value
$6,286,763)                                                          6,285,244
                                                                --------------
TOTAL TEMPORARY CASH INVESTMENTS --
SECURITIES LENDING COLLATERAL
(Cost $136,285,244)                                                136,285,244
                                                                --------------
TOTAL INVESTMENT SECURITIES -- 112.5%
(Cost $660,375,557)                                              1,249,834,727
                                                                --------------
OTHER ASSETS AND LIABILITIES -- (12.5)%                          (138,506,754)
                                                                --------------
TOTAL NET ASSETS -- 100.0%                                      $1,111,327,973
                                                                ==============

Notes to Schedule of Investments

ADR = American Depositary Receipt

FHLB = Federal Home Loan Bank

(1) Non-income producing.

(2) Security, or a portion thereof, was on loan as of December 31, 2007.

(3) Category is less than 0.05% of total net assets.

(4) The rate indicated is the yield to maturity at purchase.

(5) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

As of December 31, 2007, securities with an aggregate value of $76,565,832, which represented 6.9% of total net assets, were valued in accordance with alternative pricing procedures adopted by the Board of Directors.

See Notes to Financial Statements.

------
10

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007 (UNAUDITED)
ASSETS

Investment securities, at value (cost of $524,090,313) --
including $130,556,134 of securities on loan                        $1,113,549,483

Investments made with cash collateral received for securities on
loan, at value (cost of $136,285,244)                                  136,285,244
                                                                    --------------
Total investment securities, at value (cost of $660,375,557)         1,249,834,727

Cash                                                                     3,242,135

Foreign currency holdings, at value (cost $207,675)                        207,675

Receivable for investments sold                                          7,425,782

Dividends and interest receivable                                          236,414
                                                                    --------------
                                                                     1,260,946,733
                                                                    --------------

LIABILITIES

Payable for collateral received for securities on loan                 136,285,244

Payable for investments purchased                                       12,718,540

Accrued management fees                                                    613,581

Distribution fees payable                                                       63

Service fees (and distribution fees -- A Class and R Class)
payable                                                                      1,332
                                                                    --------------
                                                                       149,618,760
                                                                    --------------

NET ASSETS                                                          $1,111,327,973
                                                                    ==============

See Notes to Financial Statements.

------
11

DECEMBER 31, 2007 (UNAUDITED)
NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)                              $ 514,014,427

Accumulated net investment loss                                       (19,651,295)

Undistributed net realized gain on investment and foreign
currency transactions                                                   27,487,824

Net unrealized appreciation on investments and translation of
assets and liabilities in foreign currencies                           589,477,017
                                                                    --------------
                                                                    $1,111,327,973
                                                                    ==============

INVESTOR CLASS, $0.01 PAR VALUE

Net assets                                                          $1,096,622,657

Shares outstanding                                                      49,098,755

Net asset value per share                                                   $22.34

INSTITUTIONAL CLASS, $0.01 PAR VALUE

Net assets                                                              $8,040,642

Shares outstanding                                                         360,177

Net asset value per share                                                   $22.32

A CLASS, $0.01 PAR VALUE

Net assets                                                              $6,520,046

Shares outstanding                                                         292,606

Net asset value per share                                                   $22.28

Maximum offering price (net asset value divided by 0.9425)                  $23.64

B CLASS, $0.01 PAR VALUE

Net assets                                                                 $55,590

Shares outstanding                                                           2,483

Net asset value per share                                                   $22.39

C CLASS, $0.01 PAR VALUE

Net assets                                                                 $63,175

Shares outstanding                                                           2,821

Net asset value per share                                                   $22.39

R CLASS, $0.01 PAR VALUE

Net assets                                                                 $25,863

Shares outstanding                                                           1,156

Net asset value per share                                                   $22.37

See Notes to Financial Statements.

------
12

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2007 (UNAUDITED)
INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of foreign taxes withheld of $152,509)                  $ 2,156,277

Interest                                                                    85,388

Securities lending, net                                                    514,300
                                                                      ------------
                                                                         2,755,965
                                                                      ------------

EXPENSES:

Management fees                                                          3,554,797

Distribution fees:

 A Class                                                                     2,241

 B Class                                                                        60

 C Class                                                                        71

Service fees:

 A Class                                                                     2,241

 B Class                                                                        20

 C Class                                                                        24

Distribution and service fees:

 A Class                                                                     5,227

 R Class                                                                        33

Directors' fees and expenses                                                17,131

Other expenses                                                              19,577
                                                                      ------------
                                                                         3,601,422
                                                                      ------------

NET INVESTMENT INCOME (LOSS)                                             (845,457)
                                                                      ------------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN (LOSS) ON:

Investment transactions                                                 55,659,926

Foreign currency transactions                                           14,477,234
                                                                      ------------
                                                                        70,137,160
                                                                      ------------

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

Investments                                                            138,128,718

Translation of assets and liabilities in foreign currencies              8,355,255
                                                                      ------------
                                                                       146,483,973
                                                                      ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                                216,621,133
                                                                      ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       $215,775,676
                                                                      ============

See Notes to Financial Statements.

------
13

STATEMENT OF CHANGES IN NET ASSETS

SIX MONTHS ENDED DECEMBER 31, 2007 (UNAUDITED), SIX MONTHS ENDED JUNE 30, 2007
AND YEAR ENDED DECEMBER 31, 2006
Increase (Decrease) in Net          December 31,        June 30,      December 31,
Assets                                      2007         2007(1)              2006

OPERATIONS

Net investment income (loss)         $ (845,457)     $ (622,464)       $ (323,694)

Net realized gain (loss)              70,137,160      23,474,368        90,722,864

Change in net unrealized
appreciation (depreciation)          146,483,973    (89,275,652)       119,712,472
                                  --------------   -------------    --------------
Net increase (decrease) in
net assets resulting from
operations                           215,775,676    (66,423,748)       210,111,642
                                  --------------   -------------    --------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:

 Investor Class                      (5,413,294)     (6,266,327)       (2,553,798)

 Institutional Class                    (47,976)              --                --

 A Class                                (23,023)        (28,964)           (2,067)

 R Class                                    (59)              --                --
                                  --------------   -------------    --------------
Decrease in net assets from
distributions                        (5,484,352)     (6,295,291)       (2,555,865)
                                  --------------   -------------    --------------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in
net assets from capital share
transactions                        (53,832,326)    (50,162,754)        88,912,846
                                  --------------   -------------    --------------

NET INCREASE (DECREASE) IN
NET ASSETS                           156,458,998   (122,881,793)       296,468,623

NET ASSETS

Beginning of period                  954,868,975   1,077,750,768       781,282,145
                                  --------------   -------------    --------------
End of period                     $1,111,327,973   $ 954,868,975    $1,077,750,768
                                  ==============   =============    ==============

Accumulated net investment
loss                               $(19,651,295)   $(13,321,486)      $(6,326,780)
                                  ==============   =============    ==============

(1) The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

See Notes to Financial Statements.

------
14

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2007 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Quantitative Equity Funds, Inc. (the
corporation) is registered under the Investment Company Act of 1940 (the 1940
Act) as an open-end management investment company. Global Gold Fund (the fund)
is one fund in a series issued by the corporation. The fund is nondiversified under the 1940 Act. The fund's investment objective is to seek to realize a total return (capital growth and dividends) consistent with investment in securities of companies that are engaged in mining, processing, fabricating or distributing gold or other precious metals throughout the world. The fund invests primarily in equity securities. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue the Investor Class, the
Institutional Class, the A Class (formerly Advisor Class), the B Class, the C
Class and the R Class. The A Class may incur an initial sales charge. The A
Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets. Sale of the Institutional Class, B
Class, C Class and R Class commenced on September 28, 2007.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by, or in accordance with procedures adopted by, the
Board of Directors or its designee if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The fund may lend portfolio securities through its lending agent to certain approved borrowers in order to earn additional income. The income earned, net of any rebates or fees, is included in the
Statement of Operations. The fund continues to recognize any gain or loss in the market price of the securities loaned and records any interest earned or dividends declared.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

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15

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on foreign currency transactions and unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2004. At this time, management has not identified any uncertain tax positions that would materially impact the financial statements.
Accordingly, no provision has been made for federal or state income taxes.
Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid twice per year.

REDEMPTION -- The fund may impose a 1.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is recorded as a reduction in the cost of shares redeemed. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when a fund sells securities to meet investor redemptions.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

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16

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

On July 27, 2007, the A Class (formerly Advisor Class) shareholders of the fund approved a change to the class's fee structure. The change was approved by the Board of Directors on December 8, 2006. Effective September 4, 2007,
the fee structure change resulted in an increase of 0.25% in the unified management fee and a simultaneous decrease of 0.25% in the total distribution and service fee, resulting in no change to the total operating expense ratio of the class.

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act
(including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the funds and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century family of funds.
The rates for the Investment Category Fee range from 0.3380% to 0.5200% and the rates for the Complex Fee (Investor Class, A Class, B Class, C Class and R
Class) range from 0.2500% to 0.3100%. The Institutional Class is 0.2000% less at each point within the Complex Fee range. Prior to September 4, 2007, the A
Class was 0.2500% less at each point within the Complex Fee range. The effective annual management fee for each class of the fund for the six months ended December 31, 2007 was 0.67% for the Investor Class, B Class, C Class and
R Class, 0.47% for the Institutional Class and 0.59% for the A Class.

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a separate
Master Distribution and Individual Shareholder Services Plan for each of the A
Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule
12b-1 of the 1940 Act. The plans provide that the A Class will pay American
Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and the C Class will each pay
ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. Prior to September 4, 2007, the Board of Directors had adopted a
Master Distribution and Shareholder Services Plan for the A Class, pursuant to
Rule 12b-1 of the 1940 Act, in which the A Class paid ACIS an annual distribution fee of 0.25% and service fee of 0.25%. The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for A Class, B
Class, C Class and R Class shares. Prior to September 4, 2007, the service fee provided compensation for shareholder and administrative services rendered by
ACIS, its affiliates or independent third party providers for A Class shares.
Fees incurred under the plans during the six months ended December 31, 2007, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). JPMIM is
a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC. The fund has a securities lending agreement with JPMorgan
Chase Bank (JPMCB). Prior to December 12, 2007, the fund had a bank line of credit agreement with JPMCB. JPMCB is a custodian of the fund and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the six months ended December 31, 2007, were $93,954,938 and
$180,974,316, respectively.

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17

4. CAPITAL SHARE TRANSACTIONS

The corporation is authorized to issue 3,000,000,000 shares. Transactions in shares of the fund were as follows:

                    Six months ended December 31,        Six months ended June 30,
                                          2007(1)                          2007(2)      Year ended December 31, 2006
                        Shares             Amount        Shares             Amount         Shares             Amount
INVESTOR
CLASS/SHARES
AUTHORIZED         200,000,000                      250,000,000                       250,000,000
                   ===========                      ===========                      ============
Sold                 5,178,692      $ 106,752,354     4,633,117       $ 88,247,109     22,783,536      $ 420,978,167

Issued in
reinvestment of
distributions          225,147          5,061,309       322,196          5,857,529        154,421          2,402,785

Redeemed           (8,296,071)   (173,924,130)(3)   (7,546,809)   (143,883,702)(4)   (18,411,596)   (334,239,016)(5)
                   -----------   ----------------   -----------   ----------------   ------------   ----------------
                   (2,892,232)       (62,110,467)   (2,591,496)       (49,779,064)      4,526,361         89,141,936
                   -----------   ----------------   -----------   ----------------   ------------   ----------------

INSTITUTIONAL
CLASS/SHARES
AUTHORIZED          10,000,000                              N/A                               N/A
                   ===========                      ===========                      ============
Sold                   362,747          8,257,845

Issued in
reinvestment of
distributions            2,135             47,976

Redeemed               (4,705)          (103,784)
                   -----------   ----------------   -----------   ----------------   ------------   ----------------
                       360,177          8,202,037
                   -----------   ----------------   -----------   ----------------   ------------   ----------------

A CLASS/SHARES
AUTHORIZED          20,000,000                       10,000,000                        10,000,000
                   ===========                      ===========                      ============
Sold                   111,634          2,339,996        92,840          1,747,886        341,232          6,345,711

Issued in
reinvestment of
distributions              928             20,808         1,555             28,203            127              1,968

Redeemed             (118,707)     (2,425,889)(6)     (112,466)     (2,159,779)(7)      (367,976)     (6,576,769)(8)
                   -----------   ----------------   -----------   ----------------   ------------   ----------------
                       (6,145)           (65,085)      (18,071)          (383,690)       (26,617)          (229,090)
                   -----------   ----------------   -----------   ----------------   ------------   ----------------

B CLASS/SHARES
AUTHORIZED          10,000,000                              N/A                               N/A
                   ===========   ----------------   ===========   ----------------   ============   ----------------
Sold                     2,483             54,109
                   -----------   ----------------   -----------   ----------------   ------------   ----------------

C CLASS/SHARES
AUTHORIZED          10,000,000                              N/A                               N/A
                   ===========   ----------------   ===========   ----------------   ============   ----------------
Sold                     2,821             62,014
                   -----------   ----------------   -----------   ----------------   ------------   ----------------

R CLASS/SHARES
AUTHORIZED          10,000,000                              N/A                               N/A
                   ===========                      ===========                      ============
Sold                     1,153             25,007

Issued in
reinvestment of
distributions                3                 59
                   -----------   ----------------   -----------   ----------------   ------------   ----------------
                         1,156             25,066
                   -----------   ----------------   -----------   ----------------   ------------   ----------------
Net increase
(decrease)         (2,531,740)     $ (53,832,326)   (2,609,567)     $ (50,162,754)      4,499,744       $ 88,912,846
                   ===========   ================   ===========   ================   ============   ================

(1) September 28, 2007 (commencement of sale) through December 31, 2007 for the Institutional Class, B Class, C Class and R Class.

(2) The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(3) Net of redemption fees of $139,573.

(4) Net of redemption fees of $65,523.

(5) Net of redemption fees of $432,136.

(6) Net of redemption fees of $2,200.

(7) Net of redemption fees of $3,064.

(8) Net of redemption fees of $13,424.

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18

5. SECURITIES LENDING

As of December 31, 2007, securities in the fund valued at $130,556,134 were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and
Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total value of all collateral received, at this date, was $136,285,244. The fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the fund may be delayed or limited.

6. BANK LINE OF CREDIT

Effective December 12, 2007, the fund, along with certain other funds managed by ACIM or ACGIM, has a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. Prior to December 12, 2007, the fund, along with certain other funds managed by ACIM or ACGIM, had a $500,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement, which is subject to annual renewal, bear interest at the
Federal Funds rate plus 0.40%. The fund did not borrow from the line during the six months ended December 31, 2007.

7. RISK FACTORS

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.
Investing in emerging markets may accentuate these risks.

The fund concentrates its investments in a narrow segment of the total market.
Because of this, the fund may be subject to greater risk and market fluctuations than a portfolio representing a broader range of industries.

8. FEDERAL TAX INFORMATION

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2007, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments                          $688,434,880
                                                         ============
Gross tax appreciation of investments                    $594,525,182

Gross tax depreciation of investments                    (33,125,335)
                                                         ------------
Net tax appreciation (depreciation) of investments       $561,399,847
                                                         ============

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

As of June 30, 2007, the fund had accumulated net realized capital loss carryovers for federal income tax purposes of $(31,388,103), which may be used to offset future taxable gains. Capital loss carryovers of $(5,035,285),
$(20,993,041) and $(5,359,777) expire in 2008, 2009 and 2010, respectively.

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19

9. RECENTLY ISSUED ACCOUNTING STANDARDS

The Financial Accounting Standards Board issued Statement of Financial
Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), in
September 2006, which is effective for fiscal years beginning after November
15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact that adopting FAS 157 will have on the financial statement disclosures.

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FINANCIAL HIGHLIGHTS
Global Gold

Investor Class
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
                   2007(1)      2007(2)         2006       2005       2004       2003
PER-SHARE DATA

Net Asset
Value,
Beginning of
Period              $18.26       $19.63       $15.50     $12.00     $13.17      $9.14
                    ------       ------       ------     ------     ------     ------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(3)          (0.02)       (0.01)       (0.01)       0.01      --(4)       0.02

 Net
 Realized
 and
 Unrealized
 Gain
 (Loss)               4.21       (1.24)         4.18       3.49     (1.09)       4.21
                    ------       ------       ------     ------     ------     ------
 Total From
 Investment
 Operations           4.19       (1.25)         4.17       3.50     (1.09)       4.23
                    ------       ------       ------     ------     ------     ------
Distributions

 From Net
 Investment
 Income             (0.11)       (0.12)       (0.05)         --     (0.08)     (0.21)
                    ------       ------       ------     ------     ------     ------
Redemption
Fees(3)              --(4)        --(4)         0.01      --(4)      --(4)       0.01
                    ------       ------       ------     ------     ------     ------
Net Asset
Value, End of
Period              $22.34       $18.26       $19.63     $15.50     $12.00     $13.17
                    ======       ======       ======     ======     ======     ======

TOTAL RETURN(5)     22.95%      (6.36)%       27.03%     29.17%    (8.17)%     46.70%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net
Assets            0.68%(6)     0.67%(6)        0.67%      0.67%      0.68%      0.69%

Ratio of Net
Investment
Income
(Loss) to
Average Net
Assets          (0.16)%(6)   (0.12)%(6)      (0.03)%      0.11%    (0.03)%      0.22%

Portfolio
Turnover Rate           9%           3%          18%         5%        14%        22%

Net Assets,
End of
Period (in
thousands)      $1,096,623     $949,426   $1,071,545   $775,971   $693,197   $736,363

(1) Six months ended December 31, 2007 (unaudited).

(2) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

See Notes to Financial Statements.

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21

Global Gold

Institutional Class
For a Share Outstanding Throughout the Period Indicated
                                                                   2007(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                                $21.67
                                                                    ------
Income From Investment Operations

 Net Investment Income (Loss)(2)                                      0.01

 Net Realized and Unrealized Gain (Loss)                              0.77
                                                                    ------
 Total From Investment Operations                                     0.78
                                                                    ------
Distributions

 From Net Investment Income                                         (0.13)
                                                                    ------
Redemption Fees(2)                                                   --(3)
                                                                    ------
Net Asset Value, End of Period                                      $22.32
                                                                    ======

TOTAL RETURN(4)                                                      3.62%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                 0.48%(5)

Ratio of Net Investment Income (Loss) to Average Net Assets       0.22%(5)

Portfolio Turnover Rate                                              9%(6)

Net Assets, End of Period (in thousands)                            $8,041

(1) September 28, 2007 (commencement of sale) through December 31, 2007
(unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the six months ended December 31, 2007.

See Notes to Financial Statements.

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22

Global Gold

A Class(1)
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
                       2007(2)      2007(3)      2006      2005     2004      2003
PER-SHARE DATA

Net Asset Value,
Beginning of
Period                  $18.22       $19.59    $15.46    $12.00   $13.19     $9.14
                        ------       ------    ------    ------   ------    ------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(4)              (0.04)       (0.04)    (0.05)    (0.02)   (0.03)     --(5)

 Net Realized
 and
 Unrealized
 Gain (Loss)              4.18       (1.23)      4.18      3.48   (1.09)      4.22
                        ------       ------    ------    ------   ------    ------
 Total From
 Investment
 Operations               4.14       (1.27)      4.13      3.46   (1.12)      4.22
                        ------       ------    ------    ------   ------    ------
Distributions

 From Net
 Investment
 Income                 (0.08)       (0.10)    (0.01)        --   (0.07)    (0.18)
                        ------       ------    ------    ------   ------    ------
Redemption
Fees(4)                  --(5)        --(5)      0.01     --(5)    --(5)      0.01
                        ------       ------    ------    ------   ------    ------
Net Asset Value,
End of Period           $22.28       $18.22    $19.59    $15.46   $12.00    $13.19
                        ======       ======    ======    ======   ======    ======

TOTAL RETURN(6)         22.72%      (6.48)%    26.77%    28.94%  (8.49)%    46.37%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net
Assets                0.93%(7)     0.92%(7)     0.92%     0.92%    0.93%     0.94%

Ratio of Net
Investment
Income (Loss) to
Average Net
Assets              (0.41)%(7)   (0.37)%(7)   (0.28)%   (0.14)%  (0.28)%   (0.02)%

Portfolio
Turnover Rate               9%           3%       18%        5%      14%       22%

Net Assets, End
of Period (in
thousands)              $6,520       $5,442    $6,206    $5,311   $4,740    $3,205

(1) Prior to September 4, 2007, the A Class was referred to as the Advisor
Class.

(2) Six months ended December 31, 2007 (unaudited).

(3) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(4) Computed using average shares outstanding throughout the period.

(5) Per-share amount was less than $0.005.

(6) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(7) Annualized.

See Notes to Financial Statements.

------
23

Global Gold

B Class
For a Share Outstanding Throughout the Period Indicated
                                                                     2007(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                                  $21.67
                                                                      ------
Income From Investment Operations

 Net Investment Income (Loss)(2)                                      (0.07)

 Net Realized and Unrealized Gain (Loss)                                0.79
                                                                      ------
 Total From Investment Operations                                       0.72
                                                                      ------
Redemption Fees(2)                                                     --(3)
                                                                      ------
Net Asset Value, End of Period                                        $22.39
                                                                      ======

TOTAL RETURN(4)                                                        3.32%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                   1.68%(5)

Ratio of Net Investment Income (Loss) to Average Net Assets       (1.19)%(5)

Portfolio Turnover Rate                                                9%(6)

Net Assets, End of Period (in thousands)                                 $56

(1) September 28, 2007 (commencement of sale) through December 31, 2007
(unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the six months ended December 31, 2007.

See Notes to Financial Statements.

------
24

Global Gold

C Class
For a Share Outstanding Throughout the Period Indicated
                                                                     2007(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                                  $21.67
                                                                      ------
Income From Investment Operations

 Net Investment Income (Loss)(2)                                      (0.07)

 Net Realized and Unrealized Gain (Loss)                                0.79
                                                                      ------
 Total From Investment Operations                                       0.72
                                                                      ------
Redemption Fees(2)                                                     --(3)
                                                                      ------
Net Asset Value, End of Period                                        $22.39
                                                                      ======

TOTAL RETURN(4)                                                        3.32%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                   1.68%(5)

Ratio of Net Investment Income (Loss) to Average Net Assets       (1.19)%(5)

Portfolio Turnover Rate                                                9%(6)

Net Assets, End of Period (in thousands)                                 $63

(1) September 28, 2007 (commencement of sale) through December 31, 2007
(unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the six months ended December 31, 2007.

See Notes to Financial Statements.

------
25

Global Gold

R Class
For a Share Outstanding Throughout the Period Indicated
                                                                     2007(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                                  $21.67
                                                                      ------
Income From Investment Operations

 Net Investment Income (Loss)(2)                                      (0.04)

 Net Realized and Unrealized Gain (Loss)                                0.79
                                                                      ------
 Total From Investment Operations                                       0.75
                                                                      ------
Distributions

 From Net Investment Income                                           (0.05)
                                                                      ------
Redemption Fees(2)                                                     --(3)
                                                                      ------
Net Asset Value, End of Period                                        $22.37
                                                                      ======

TOTAL RETURN(4)                                                        3.46%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                   1.18%(5)

Ratio of Net Investment Income (Loss) to Average Net Assets       (0.74)%(5)

Portfolio Turnover Rate                                                9%(6)

Net Assets, End of Period (in thousands)                                 $26

(1) September 28, 2007 (commencement of sale) through December 31, 2007
(unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the six months ended December 31, 2007.

See Notes to Financial Statements.

------
26

PROXY VOTING RESULTS

A special meeting of shareholders was held on July 27, 2007, to vote on the following proposals. The proposals received the required number of votes of the American Century Quantitative Equity Funds, Inc. or the applicable fund, depending on the proposal, and were adopted. A summary of voting results is listed below each proposal.

PROPOSAL 1:

To elect eight Directors to the Board of Directors of American Century
Quantitative Equity Funds, Inc. (the proposal was voted on by all shareholders of funds issued by American Century Quantitative Equity Funds, Inc.).

Jonathan S. Thomas      For:                7,145,200,141
                        Withhold:             126,426,738
                        Abstain:                        0
                        Broker Non-Vote:                0

John Freidenrich        For:                7,143,997,806
                        Withhold:             127,629,073
                        Abstain:                        0
                        Broker Non-Vote:                0

Ronald J. Gilson        For:                7,145,719,111
                        Withhold:             125,907,768
                        Abstain:                        0
                        Broker Non-Vote:                0

Kathryn A. Hall         For:                7,146,961,667
                        Withhold:             124,665,212
                        Abstain:                        0
                        Broker Non-Vote:                0

Peter F. Pervere        For:                7,144,947,877
                        Withhold:             126,679,002
                        Abstain:                        0
                        Broker Non-Vote:                0

Myron S. Scholes        For:                7,144,481,478
                        Withhold:             127,145,401
                        Abstain:                        0
                        Broker Non-Vote:                0

John B. Shoven          For:                7,146,869,147
                        Withhold:             124,757,732
                        Abstain:                        0
                        Broker Non-Vote:                0

Jeanne D. Wohlers       For:                7,145,401,115
                        Withhold:             126,225,764
                        Abstain:                        0
                        Broker Non-Vote:                0

------
27

PROPOSAL 2:

To approve a change in the fee structure of the Advisor Class. This proposal was voted on by the Advisor Class shareholders of the fund.

For:                  3,410,760
Against:                116,153
Abstain:                211,919
Broker Non-Vote:      1,725,523

------
28

SHARE CLASS INFORMATION

Six classes of shares are authorized for sale by the fund: Investor Class,
Institutional Class, A Class, B Class, C Class and R Class. The total expense ratio of Institutional Class shares is lower than that of Investor Class shares. The total expense ratios of A Class, B Class, C Class and R Class shares are higher than that of Investor Class shares.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; and/or 2) through certain financial intermediaries (such as banks, broker-dealers, insurance companies and investment advisors), which may require payment of a transaction fee to the financial intermediary. The fund's prospectus contains additional information regarding eligibility for Investor Class shares.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the unified management fee of Institutional Class shares is 0.20% less than the unified management fee of Investor Class shares.

A CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. A Class shares are sold at their offering price, which is net asset value plus an initial sales charge that ranges from 5.75%
to 0.00% for equity funds, depending on the amount invested. The initial sales charge is deducted from the purchase amount before it is invested. A Class shares may be subject to a contingent deferred sales charge (CDSC). There is no CDSC on shares acquired through reinvestment of dividends or capital gains.
The prospectus contains information regarding reductions and waivers of sales charges for A Class shares. The unified management fee for A Class shares is the same as for Investor Class shares. A Class shares also are subject to a
0.25% annual Rule 12b-1 distribution and service fee.

B CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% after the sixth year. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The unified management fee for B Class shares is the same as for Investor Class shares. B Class shares also are subject to a 1.00% annual Rule 12b-1 distribution and service fee. B
Class shares automatically convert to A Class shares (with lower expenses)
eight years after their purchase date.

C CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. C Class shares redeemed within 12 months of purchase are subject to a CDSC of 1.00%. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The unified management fee for C
Class shares is the same as for Investor Class shares. C Class shares also are subject to a Rule 12b-1 distribution and service fee of 1.00%.

------
29

R CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. The unified management fee for R Class shares is the same as for Investor Class shares. R Class shares are subject to a 0.50%
annual Rule 12b-1 distribution and service fee.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences.

------
30

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's website at americancentury.com and on the Securities and
Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling
1-800-345-2021.

------
31

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The FTSE® GOLD MINES INDEX(1) is designed to reflect the performance of the worldwide market in shares of companies whose principal activity is the mining of gold.

The FUND BENCHMARK was the Benham North American Gold Equities Index from inception through February 1996. From March 1996 through December 1997, the benchmark was the FTSE Gold Mines Index. Since January 1998, the benchmark has been a proprietary index developed and monitored by American Century that is intended to reflect the entire gold market. The Global Gold fund custom benchmark is approximately two-thirds North American, 20% African, and 10%
Australian gold company stocks.

The LIPPER GOLD FUND INDEX tracks total return performance of the largest funds within the Lipper Gold Fund category. These funds invest primarily in shares of gold mines, gold-oriented mining finance houses, gold coins, or gold bullion.

The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX(SM) is a market-
capitalization-weighted index designed to measure global developed-market equity performance.

The ROGERS INTERNATIONAL COMMODITIES INDEX (RICI) was developed by Jim Rogers in 1998. It represents the value of a basket of 35 commodities used in the global economy, including agricultural and energy products, metals, and minerals.

(1) The FTSE Gold Mines Index is calculated by FTSE International Limited in conjunction with the Institute of Actuaries. The FTSE Gold Mines Index is a
trademark of the London Stock Exchange Limited and the Financial Times Ltd.
and is used by FTSE International Limited under license. FTSE International
Limited does not sponsor, endorse, or promote the fund.

------
32

[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

INVESTORS USING ADVISORS:
1-800-378-9878

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

0802
SH-SAN-58081N

[front cover]

AMERICAN CENTURY INVESTMENTS
Semiannual Report               December 31, 2007

[photo of winter]

Utilities Fund

[american century investments logo and text logo ®]

OUR MESSAGE TO YOU

[photo of Jonathan Thomas]

JONATHAN THOMAS
President and CEO
American Century Companies, Inc.

To help you monitor your investment, my colleagues and I take pride in providing you with the semiannual report for the American Century® Utilities
Fund for the six months ended December 31, 2007. I am honored to be addressing you in the "Our Message" space long devoted to company founder Jim Stowers,
Jr. and his son Jim Stowers III.

Jim Stowers III stepped down from the American Century Companies, Inc. (ACC)
board of directors in July 2007, his final move in a well-planned career transition to pursue new ventures outside the company. This reflected his family's support of our company's direction and its leadership team.

The Stowers family remains an integral part of our heritage, leadership, and financial structure. In fact, Jim Stowers, Jr. continues as co-chair of the
ACC board with Richard Brown, who has been on the board since 1998.

American Century Investments®, our clients, and our employees have been my top priority since I became company president and CEO in March, 2007. We have also added the executive talents of overall chief investment officer (CIO) Enrique
Chang, international equity CIO Mark On, U.S. growth equity CIO Steve Lurito, and chief operating officer Barry Fink.

This skilled group, combined with our existing senior management team, has already had a positive impact on the development and management of the products and services we take pride in delivering to you. We believe the ultimate measure of our performance is our clients' success. Therefore, our focus continues to be on building a long-term relationship with you and on delivering superior investment performance across our product line.

/s/Jonathan Thomas

[photo of James E. Stowers, Jr.]

JAMES E. STOWERS, JR.
Founder and Co-Chairman of the Board
American Century Companies, Inc.

[photo of Richard Brown]

RICHARD BROWN
Co-Chairman of the Board
American Century Companies, Inc.

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .      2
      U.S. Stock Index Returns . . . . . . . . . . . . . . . . . . . . . .      2

UTILITIES

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund.
Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American
Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By Enrique Chang, Chief Investment Officer, American Century Investments

STOCKS DECLINED AMID SUBPRIME TURMOIL

In an increasingly volatile environment, the broad U.S. stock indexes declined modestly for the six months ended December 31, 2007, though they gained ground for the full 2007 calendar year.

The most significant factor driving equity market performance during the six-month period was a meltdown in the subprime mortgage industry in July and the ensuing credit crunch. Tighter lending standards caused the credit markets to seize up and crimped funding for leveraged buy-outs, removing what had been an important leg of support for the stock market. In addition, rising energy and commodity prices sparked inflation worries despite evidence of slowing economic activity.

In response, the Federal Reserve (the Fed) lowered its federal funds rate target three times in the last four months of the period--the Fed's first rate cuts since June 2003. The Fed's actions helped alleviate some of the credit and economic concerns, allowing the major stock indexes to stage an uneven recovery in September and October after a sharp decline between mid-July and mid-August.

However, stocks finished the period on a down note, declining in November and
December as banks and financial firms reported additional subprime-related losses, corporate profit growth weakened, and the economy showed further signs of a slowdown, increasing the possibility of a recession in 2008.

LARGE-CAP AND GROWTH OUTPERFORMED

Large-cap stocks held up best during the six-month period (see the accompanying table), while small-cap stocks suffered the biggest losses.
Growth stocks outpaced value shares by a wide margin across all market capitalizations.

Energy was the best-performing sector in the stock market during the period as the price of oil rose 36%, nearly reaching $100 a barrel. Utilities and consumer staples, which are considered to be defensive sectors of the market, also fared well. The weakest sectors were financials and consumer discretionary, both of which endured double-digit declines for the six-month period.

U.S. Stock Index Returns
For the six months ended December 31, 2007*

RUSSELL 1000 INDEX (LARGE-CAP)           -1.31%
Russell 1000 Growth Index                 3.41%
Russell 1000 Value Index                 -6.03%

RUSSELL MIDCAP INDEX                     -3.92%
Russell Midcap Growth Index               0.41%
Russell Midcap Value Index               -9.30%

RUSSELL 2000 INDEX (SMALL-CAP)           -7.53%
Russell 2000 Growth Index                -2.09%
Russell 2000 Value Index                -13.08%

*Total returns for periods less than one year are not annualized.

------
2

PERFORMANCE
Utilities

Total Returns as of December 31, 2007
                                             Average Annual Returns
                                                   10         Since     Inception
                    6 months(1)  1 year   5 years   years   Inception      Date

INVESTOR CLASS         5.47%     17.82%   20.89%    8.14%     9.89%       3/1/93

FUND BENCHMARK(2)      2.70%     14.19%   20.27%    8.04%    9.94%(3)       --

S&P 500 INDEX(4)      -1.37%      5.49%   12.83%    5.91%   10.46%(3)       --

(1) Total returns for periods less than one year are not annualized.

(2) See Index Definitions pages.

(3) Since 2/28/93. the date nearest the Investor Class's inception for which data are available.

(4) Data provided by Lipper Inc. - A Reuters Company. ©2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  Lipper Fund Performance -- Performance data is total return, and is preliminary and subject to revision.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The fund concentrates its investments in a narrow segment of the total market and is therefore subject to greater risks and market fluctuations than a portfolio representing a broader range of industries.
International investing involves special risks, such as political instability and currency fluctuations.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
3

Utilities

Growth of $10,000 Over 10 Years

$10,000 investment made December 31, 1997

One-Year Returns Over 10 Years
Periods ended December 31
                   1998       1999       2000       2001       2002      2003      2004       2005      2006      2007
Investor Class    27.43%     11.46%      3.97%     -20.97%   -27.44%    23.96%    23.81%     14.30%    24.99%    17.82%

Fund benchmark    33.29%     12.36%      2.17%     -16.90%   -32.28%    25.38%    24.34%     11.14%    27.20%    14.19%

S&P 500 Index     28.58%     21.04%     -9.10%     -11.89%   -22.10%    28.68%    10.88%     4.91%     15.79%    5.49%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The fund concentrates its investments in a narrow segment of the total market and is therefore subject to greater risks and market fluctuations than a portfolio representing a broader range of industries.
International investing involves special risks, such as political instability and currency fluctuations.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
4

PORTFOLIO COMMENTARY
Utilities

Portfolio Managers: John Schniedwind and Joe Sterling

PERFORMANCE SUMMARY

The Utilities Fund gained 5.47%* for the six months ended December 31, 2007, surpassing the 2.70% return of its custom benchmark (defined on page 23), and the -1.08%** return of the Russell 1000 Utilities Index. The S&P 500 Index, a
broad market measure, returned -1.37%.

The portfolio derived positive absolute returns in every industry except one--the oil, gas, and consumable fuels industry group--for the reporting period. Relative to the benchmark, the largest contribution by far came from effective stock selection and an underweight position in the telecom sector, with a focus on the wireless telecom group. A stake in the materials sector, which is not represented in the benchmark, also benefited relative performance. Those gains more than compensated for a detrimental underweight position and poor stock selection in the electric utilities group.

We allocated a portion of the portfolio's assets to holdings of companies outside of the United States. This allocation benefited portfolio returns, as international stocks generated higher returns than the domestic market, boosted by improving global economic conditions and a declining U.S. dollar.

TELECOMMUNICATION SERVICES LED RELATIVE GAINS

The portfolio's telecom holdings delivered absolute gains and also represented the largest contribution to performance relative to its benchmark. Within the wireless telecom group in particular, the investment team maintained an underweight position while holding overweight stakes in select strong performers.

Within the wireless group, the portfolio avoided companies that provide cellular service in burgeoning international markets, which have enjoyed robust growth in previous reporting periods. During the six month period, these companies collectively declined in the benchmark. On the other hand, overweight

Utilities Market Returns
For the six months ended December 31, 2007(1)

BROAD U.S. STOCK MARKET
S&P 500 Index                                               -1.37%
Nasdaq Composite Index                                       2.29%

BROAD UTILITIES MARKET
Lipper Utility Fund Index                                    5.44%
Russell 1000 Utilities Index                                -1.08%

PRIMARY UTILITIES INDUSTRIES IN FUND BENCHMARK
Diversified Telecommunication Services                      -1.00%
Gas Utilities                                                0.48%
Electric Utilities                                          11.39%
Wireless Telecommunication Services                        -12.25%
Multi-Utilities                                              7.83%

(1) Total returns for periods less than one year are not annualized.

Top Ten Holdings as of December 31, 2007
                                             % of         % of
                                          net assets   net assets
                                             as of        as of
                                           12/31/07      6/30/07
AT&T Inc.                                    4.9%         5.2%
Sempra Energy                                4.7%         4.2%
Constellation Energy Group Inc.              4.6%         4.1%
Verizon Communications Inc.                  4.3%         4.0%
PG&E Corp.                                   3.4%         3.7%
Edison International                         3.3%         2.9%
Public Service Enterprise Group Inc.         3.1%         2.8%
Exelon Corporation                           2.8%         2.2%
NRG Energy Inc.                              2.6%         2.7%
Telefonica SA ADR                            2.5%         1.7%

 *Total returns for periods less than one year are not annualized.

**The Russell 1000 Utilities Index returned 9.39%, 15.59% and 4.49% for the one-, five- and 10-year periods ended December 31, 2007, respectively.

------
5

Utilities

holding China Mobile, which has contributed to gains in previous reporting periods, continued to deliver gains for the portfolio as the mobile service provider's share price soared 63% for the six months.

UTILITIES DELIVERED MIXED RESULTS

Because electric utilities were the strongest contributor to benchmark returns within the energy group, the portfolio's underweight allocation to the group hindered relative performance. Poor stock selection within the industry also weighed on returns, as the portfolio did not hold several companies that delivered sound gains for the benchmark.

Although an overweight position in independent power producers trimmed relative returns, effective stock selection within the group more than compensated. Notably, an overweight stake in Constellation Energy Group, the nation's leading supplier of competitive electricity to large commercial and industrial customers, benefited absolute and relative performance.

ENERGY DETRACTED

The energy sector led benchmark returns during the second half of 2007 as oil prices climbed to nearly $100 per barrel by year end. The portfolio's overweight allocation to energy stocks relative to the benchmark contributed positively to relative performance. However, poor stock selection within the group resulted in much lower energy sector performance in the portfolio than in the benchmark, detracting modestly from the portfolio's relative performance.

OUTLOOK

The Utilities Fund employs a structured, disciplined investment approach. The management team incorporates both growth and value measures into its stock selection process and attempts to balance the portfolio's risk and expected return.

The portfolio's underweight position in electric utilities compared with the benchmark reflects our belief that valuations in this area have been stretched. The team has also reduced the portfolio's overweight position in multi-utilities. The portfolio has maintained overweight positions in independent power producers and gas utilities, as our quantitative process has identified opportunities in these areas.

Industry Breakdown as of December 31, 2007
                                                     % of         % of
                                                  net assets   net assets
                                                     as of        as of
                                                   12/31/07      6/30/07
Multi-Utilities                                      24.5%        25.0%
Electric Utilities                                   23.1%        19.7%
Integrated Telecommunication Services                18.4%        18.7%
Independent Power Producers & Energy Traders         11.6%        13.7%
Gas Utilities                                        10.2%        10.2%
Wireless Telecommunication Services                  6.4%         7.7%
Other Industries                                     5.1%         4.0%
Cash and Equivalents(1)                              0.7%         1.0%

(1) Includes temporary cash investments, securities lending collateral and other assets and liabilities.

Types of Investments in Portfolio
                                                    % of          % of
                                                 net assets    net assets
                                                    as of        as of
                                                  12/31/07      6/30/07
Domestic Common Stocks                              82.9%        85.4%
Foreign Common Stocks(2)                            16.4%        13.6%
TOTAL COMMON STOCKS                                 99.3%        99.0%
Temporary Cash Investments                          0.9%          0.8%
Other Assets and Liabilities(3)                    (0.2)%         0.2%

(2) Includes depositary shares, dual listed securities and foreign ordinary shares.

(3) Includes securities lending collateral and other assets and liabilities.

------
6

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account), American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional,
Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

------
7

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                   Beginning        Ending        Expenses Paid
                 Account Value   Account Value    During Period*      Annualized
                     7/1/07        12/31/07     7/1/07 - 12/31/07   Expense Ratio*

Actual               $1,000        $1,054.70          $3.51             0.68%

Hypothetical         $1,000        $1,021.72          $3.46             0.68%

*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

------
8

SCHEDULE OF INVESTMENTS
Utilities

DECEMBER 31, 2007 (UNAUDITED)

Shares                                                                       Value

Common Stocks -- 99.3%

COMMUNICATIONS EQUIPMENT -- 1.9%
   235,600  Nokia Oyj ADR                                               $9,044,686
                                                                      ------------
DIVERSIFIED METALS & MINING -- 0.9%
   487,800  Macarthur Coal Ltd. ORD(1)                                   4,200,762
                                                                      ------------
ELECTRIC UTILITIES -- 23.1%
   184,040  American Electric Power                                      8,568,902
   346,004  Duke Energy Corp.                                            6,978,901
   302,600  Edison International                                        16,149,762
     3,300  EDP - Energias de Portugal, SA ADR                             215,667
   886,900  EDP - Energias de Portugal, SA ORD(1)                        5,788,880
    69,900  Entergy Corp.                                                8,354,448
   167,700  Exelon Corporation                                          13,691,028
   156,000  FirstEnergy Corp.                                           11,285,040
   183,900  FPL Group, Inc.                                             12,444,513
     1,410  Iberdrola SA ADR                                                85,758
   353,688  Iberdrola SA ORD                                             5,347,383
   183,100  Portland General Electric Co.                                5,086,518
   230,000  PPL Corporation                                             11,980,700
   101,300  Southern Co.                                                 3,925,375
   188,500  Westar Energy Inc.                                           4,889,690
                                                                      ------------
                                                                       114,792,565
                                                                      ------------
GAS UTILITIES -- 10.2%
   209,300  AGL Resources Inc.                                           7,878,052
   194,600  Energen Corp.                                               12,499,158
   130,100  National Fuel Gas Co.                                        6,073,068
   174,500  Nicor Inc.                                                   7,390,075
   260,800  ONEOK, Inc.                                                 11,676,016
   187,600  UGI Corp.                                                    5,112,100
                                                                      ------------
                                                                        50,628,469
                                                                      ------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 11.6%
   220,500  AES Corp. (The)(2)                                           4,716,495
   222,300  Constellation Energy Group Inc.                             22,792,419
   126,200  Huaneng Power International Inc. ADR(1)                      5,212,060
   314,100  Mirant Corp.(2)                                             12,243,618
   294,000  NRG Energy Inc.(2)                                          12,741,960
                                                                      ------------
                                                                        57,706,552
                                                                      ------------

Shares                                                                       Value

INTEGRATED TELECOMMUNICATION SERVICES -- 18.4%
   584,416  AT&T Inc.                                                 $ 24,288,329
   328,580  Citizens Communications Company                              4,182,823
   122,067  Embarq Corp.                                                 6,045,979
   329,300  Koninklijke KPN N.V. ORD                                     5,981,698
   957,800  Qwest Communications International Inc.(1)(2)                6,714,178
   128,700  Telefonica SA ADR(1)                                        12,559,833
   281,000  Telefonos de Mexico, SAB de CV ADR                          10,352,040
   488,899  Verizon Communications Inc.                                 21,359,997
                                                                      ------------
                                                                        91,484,877
                                                                      ------------
MULTI-UTILITIES -- 24.5%
    34,300  Ameren Corp.                                                 1,859,403
   698,800  CenterPoint Energy, Inc.                                    11,970,444
   208,500  CMS Energy Corp.                                             3,623,730
   167,300  Consolidated Edison, Inc.                                    8,172,605
   181,112  Dominion Resources Inc.                                      8,593,764
    70,700  DTE Energy Company                                           3,107,972
   173,100  MDU Resources Group, Inc.                                    4,779,291
     4,387  National Grid plc ADR(1)                                       366,095
   460,548  National Grid plc ORD                                        7,624,902
   202,242  NSTAR                                                        7,325,205
   391,200  PG&E Corp.                                                  16,856,809
   155,800  Public Service Enterprise Group Inc.                        15,305,792
   149,100  Puget Energy, Inc.                                           4,089,813
   377,400  Sempra Energy                                               23,353,513
   187,600  XCEL Energy Inc.                                             4,234,132
                                                                      ------------
                                                                       121,263,470
                                                                      ------------
OIL & GAS REFINING & MARKETING -- 2.3%
   164,000  Valero Energy Corp.                                         11,484,920
                                                                      ------------
WIRELESS TELECOMMUNICATION SERVICES -- 6.4%
    83,800  America Movil, SAB de CV ADR                                 5,144,482
   168,500  American Tower Corp. Cl A(2)                                 7,178,100
   108,900  China Mobile Ltd. ADR                                        9,460,143
   254,042  Sprint Nextel Corp.                                          3,335,571
   103,100  Telephone & Data Systems, Inc.                               6,454,060
                                                                      ------------
                                                                        31,572,356
                                                                      ------------
TOTAL COMMON STOCKS
(Cost $355,687,916)                                                    492,178,657
                                                                      ------------

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9

Utilities

Principal Amount                                                             Value

Temporary Cash Investments -- 0.9%
          $ 4,600,000  FHLB Discount Notes, 3.15%, 1/2/08(3)            $4,600,000
(Cost $4,599,195)
                                                                      ------------

Temporary Cash Investments - Securities
Lending Collateral(4) -- 3.3%

Repurchase Agreement, BNP Paribas, (collateralized by various U.S.
Government Agency obligations in a pooled account at the lending agent), 4.42%, dated 12/31/07, due 1/2/08
(Delivery value $7,501,842)                                              7,500,000

Repurchase Agreement, Lehman Brothers Inc., (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 4.45%, dated 12/31/07, due 1/2/08
(Delivery value $7,501,854)                                              7,500,000

Repurchase Agreement, Morgan Stanley, (collateralized by various
U.S. Government Agency obligations in a pooled account at the lending agent), 4.35%, dated 12/31/07, due 1/2/08 (Delivery value
$1,203,781)                                                              1,203,490
                                                                      ------------
TOTAL TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL
(Cost $16,203,490)                                                      16,203,490
                                                                      ------------
TOTAL INVESTMENT SECURITIES -- 103.5%
(Cost $376,490,601)                                                    512,982,147
                                                                      ------------
OTHER ASSETS AND LIABILITIES -- (3.5)%                                (17,115,226)
                                                                      ------------
TOTAL NET ASSETS -- 100.0%                                            $495,866,921
                                                                      ============

Notes to Schedule of Investments

ADR = American Depositary Receipt

FHLB = Federal Home Loan Bank

ORD = Foreign Ordinary Share

(1) Security, or a portion thereof, was on loan as of December 31, 2007.

(2) Non-income producing.

(3) The rate indicated is the yield to maturity at purchase.

(4) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

As of December 31, 2007, securities with an aggregate value of $5,347,383, which represented 1.1% of total net assets, were valued in accordance with alternative pricing procedures adopted by the Board of Directors.

See Notes to Financial Statements.

------
10

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007 (UNAUDITED)

ASSETS

Investment securities, at value (cost of $360,287,111) --
including $15,541,623 of securities on loan                           $496,778,657

Investments made with cash collateral received for securities on
loan, at value (cost of $16,203,490)                                    16,203,490
                                                                      ------------
Total investment securities, at value (cost of $376,490,601)           512,982,147

Cash                                                                       286,282

Receivable for investments sold                                            453,649

Dividends and interest receivable                                          981,201
                                                                      ------------
                                                                       514,703,279
                                                                      ------------

LIABILITIES

Payable for collateral received for securities on loan                  16,203,490

Payable for investments purchased                                        2,349,078

Accrued management fees                                                    283,790
                                                                      ------------
                                                                        18,836,358
                                                                      ------------

NET ASSETS                                                            $495,866,921
                                                                      ============

INVESTOR CLASS CAPITAL SHARES, $0.01 PAR VALUE
Authorized                                                             110,000,000
                                                                      ============
Outstanding                                                             26,345,824
                                                                      ============

NET ASSET VALUE PER SHARE                                                   $18.82
                                                                      ============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus)                               $363,989,703

Accumulated net investment loss                                           (36,011)

Accumulated net realized loss on investment and foreign currency
transactions                                                           (4,577,193)

Net unrealized appreciation on investments and translation of
assets and liabilities in foreign currencies                           136,490,422
                                                                      ------------
                                                                      $495,866,921
                                                                      ============

See Notes to Financial Statements.

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11

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2007 (UNAUDITED)

INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of foreign taxes withheld $54,663)                      $ 6,147,073

Interest                                                                   126,605

Securities lending, net                                                     29,250
                                                                       -----------
                                                                         6,302,928
                                                                       -----------

EXPENSES:

Management fees                                                          1,632,651

Distribution fees -- Advisor Class                                           2,899

Service fees -- Advisor Class                                                2,899

Distribution and service fees -- Advisor Class                               4,312

Directors' fees and expenses                                                 8,282

Other expenses                                                              14,252
                                                                       -----------
                                                                         1,665,295
                                                                       -----------

NET INVESTMENT INCOME (LOSS)                                             4,637,633
                                                                       -----------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on investment and
foreign currency transactions                                           10,279,494

Change in net unrealized appreciation (depreciation) on investments
and translation of assets and liabilities in foreign currencies          9,995,235
                                                                       -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)                                 20,274,729
                                                                       -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        $24,912,362
                                                                       ===========

See Notes to Financial Statements.

------
12

STATEMENT OF CHANGES IN NET ASSETS

SIX MONTHS ENDED DECEMBER 31, 2007 (UNAUDITED), SIX MONTHS ENDED JUNE 30, 2007 AND YEAR
ENDED DECEMBER 31, 2006

Increase (Decrease) in Net
Assets                          December 31, 2007   June 30, 2007(1)   December 31, 2006

OPERATIONS

Net investment income (loss)           $4,637,633         $4,904,557          $7,461,571

Net realized gain (loss)               10,279,494         21,986,095          19,134,686
Change in net unrealized
appreciation (depreciation)             9,995,235         13,580,553          37,729,776
                                -----------------   ----------------   -----------------
Net increase (decrease) in
net assets resulting from
operations                             24,912,362         40,471,205          64,326,033
                                -----------------   ----------------   -----------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:

 Investor Class                       (5,220,375)        (4,259,189)         (7,507,804)

 Advisor Class                           (28,082)           (56,228)           (121,017)
                                -----------------   ----------------   -----------------
Decrease in net assets from
distributions                         (5,248,457)        (4,315,417)         (7,628,821)
                                -----------------   ----------------   -----------------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in
net assets from capital
share transactions                   (33,361,429)        131,127,494        (13,349,407)
                                -----------------   ----------------   -----------------

NET INCREASE (DECREASE) IN
NET ASSETS                           (13,697,524)        167,283,282          43,347,805

NET ASSETS
Beginning of period                   509,564,445        342,281,163         298,933,358
                                -----------------   ----------------   -----------------
End of period                        $495,866,921       $509,564,445        $342,281,163
                                =================   ================   =================

Accumulated undistributed
net investment
income (loss)                           $(36,011)           $574,813                  --
                                =================   ================   =================

(1) The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

See Notes to Financial Statements.

------
13

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2007 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Quantitative Equity Funds, Inc. (the
corporation) is registered under the Investment Company Act of 1940 (the 1940
Act) as an open-end management investment company. Utilities Fund (the fund)
is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is to seek current income and long-term growth of capital and income. The fund invests at least 80% of its assets in equity securities of companies engaged in the utilities industry. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue the Investor Class. Prior to
December 3, 2007, the fund was authorized to issue the Investor Class and the
Advisor Class (see Note 9). The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements.
All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by, or in accordance with procedures adopted by, the
Board of Directors or its designee if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The fund may lend portfolio securities through its lending agent to certain approved borrowers in order to earn additional income. The income earned, net of any rebates or fees, is included in the
Statement of Operations. The fund continues to recognize any gain or loss in the market price of the securities loaned and records any interest earned or dividends declared.

------
14

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2004. At this time, management has not identified any uncertain tax positions that would materially impact the financial statements.
Accordingly, no provision has been made for federal or state income taxes.
Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid twice a year.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

------
15

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

On July 27, 2007, the Advisor Class shareholders of the fund approved a change to the class's fee structure. The change was approved by the Board of
Directors on December 8, 2006. Effective September 4, 2007, the fee structure change resulted in an increase of 0.25% in the unified management fee and a simultaneous decrease of 0.25% in the total distribution and service fee, resulting in no change to the total operating expense ratio of the class.

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act
(including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century family of funds. The rates for the Investment Category Fee range from 0.3380% to 0.5200% and the rates for the Complex Fee range from 0.2500% to 0.3100%. Prior to September 4,
2007, the Advisor Class was 0.2500% less at each point within the Complex Fee range. The effective annual management fee for the Investor Class for the six months ended December 31, 2007 was 0.67%.

DISTRIBUTION AND SERVICE FEES -- The Board of Directors had adopted a Master
Distribution and Individual Shareholder Services Plan (the plan) for the
Advisor Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provided that the Advisor Class would pay American Century Investment Services, Inc. (ACIS)
an annual distribution and service fee of 0.25%. Prior to September 4, 2007, the Board of Directors had adopted a Master Distribution and Shareholder
Services Plan for the Advisor Class, pursuant to Rule 12b-1 of the 1940 Act, which provided that the Advisor Class would pay ACIS an annual distribution fee of 0.25% and service fee of 0.25%. The fees were computed and accrued daily based on the Advisor Class's daily net assets and paid monthly in arrears. The distribution fee provided compensation for expenses incurred by financial intermediaries in connection with distributing shares of the Advisor
Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provided compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers. Fees incurred under the plan during the six months ended
December 31, 2007, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). JPMIM is
a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC. The fund has a securities lending agreement with JPMorgan
Chase Bank (JPMCB). Prior to December 12, 2007, the fund had a bank line of credit agreement with JPMCB. JPMCB is a custodian of the fund and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the six months ended December 31, 2007, were $23,840,886 and
$56,152,492, respectively.

------
16

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:

                                  Six months ended              Six months ended                    Year ended
                                     Dec. 31, 2007              June 30, 2007(1)                 Dec. 31, 2006
                           Shares           Amount        Shares          Amount        Shares          Amount
INVESTOR
CLASS/SHARES
AUTHORIZED            110,000,000                    100,000,000                   100,000,000
                      ===========                    ===========                   ===========
Sold                    3,613,693      $66,566,472    11,259,500    $202,390,424     6,464,247     $95,593,005

Issued in
connection with
reclassification
(Note 9)                  354,995        6,715,085            --              --            --              --

Issued in
reinvestment of
distributions             266,599        4,896,049       225,557       3,942,709       470,275       6,845,412

Redeemed              (5,721,062)    (103,787,748)   (4,307,053)    (76,525,918)   (8,108,034)   (114,048,890)
                      -----------   --------------   -----------   -------------   -----------   -------------
                      (1,485,775)     (25,610,142)     7,178,004     129,807,215   (1,173,512)    (11,610,473)
                      -----------   --------------   -----------   -------------   -----------   -------------
ADVISOR
CLASS/SHARES
AUTHORIZED                    N/A                     10,000,000                    10,000,000
                      ===========                    ===========                   ===========
Sold                       44,532          818,547       133,566       2,435,252        72,719       1,088,742

Issued in
reinvestment of
distributions               1,578           27,833         3,180          55,492         8,334         120,403

Redeemed in
connection with
reclassification
(Note 9)                (354,995)      (6,715,085)            --              --            --              --

Redeemed                (105,424)      (1,882,582)      (66,909)     (1,170,465)     (211,390)     (2,948,079)
                      -----------   --------------   -----------   -------------   -----------   -------------
                        (414,309)      (7,751,287)        69,837       1,320,279     (130,337)     (1,738,934)
                      -----------   --------------   -----------   -------------   -----------   -------------
Net increase
(decrease)            (1,900,084)    $(33,361,429)     7,247,841    $131,127,494   (1,303,849)   $(13,349,407)
                      ===========   ==============   ===========   =============   ===========   =============

(1) The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

5. SECURITIES LENDING

As of December 31, 2007, securities in the fund valued at $15,541,623, were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and
Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total value of all collateral received, at this date, was $16,203,490. The fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the fund may be delayed or limited.

6. BANK LINE OF CREDIT

Effective December 12, 2007, the fund, along with certain other funds managed by ACIM or ACGIM, has a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. Prior to December 12, 2007, the fund, along with certain other funds managed by ACIM or ACGIM, had a $500,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement, which is subject to annual renewal, bear interest at the
Federal Funds rate plus 0.40%. The fund did not borrow from the line during the six months ended December 31, 2007.

------
17

7. RISK FACTORS

The fund concentrates its investments in a narrow segment of the total market.
Because of this, the fund may be subject to greater risk and market fluctuations than a portfolio representing a broader range of industries.

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

8. FEDERAL TAX INFORMATION

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2007, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments                           $377,374,508
                                                         =============
Gross tax appreciation of investments                     $138,805,434

Gross tax depreciation of investments                      (3,197,795)
                                                         -------------
Net tax appreciation (depreciation) of investments        $135,607,639
                                                         =============

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of June 30, 2007, the fund had accumulated capital losses of $(14,033,542), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Capital loss carryovers of $(7,576,037) and $(6,457,505) expire in 2010 and 2011, respectively.

9. CORPORATE EVENT

On July 27, 2007, the Advisor Class shareholders of the fund approved a reclassification of Advisor Class shares into Investor Class shares. The change was approved by the Board of Directors on December 8, 2006. The reclassification was effective on December 3, 2007.

10. RECENTLY ISSUED ACCOUNTING STANDARDS

The Financial Accounting Standards Board issued Statement of Financial
Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), in
September 2006, which is effective for fiscal years beginning after November
15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact that adopting FAS 157 will have on the financial statement disclosures.

------
18

FINANCIAL HIGHLIGHTS
Utilities

Investor Class
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
                     2007(1)    2007(2)       2006      2005       2004       2003
PER-SHARE DATA

Net Asset Value,
Beginning of
Period                $18.04     $16.30     $13.40    $12.08     $10.02      $8.31
                    --------   --------   --------  --------   --------   --------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(3)              0.18       0.20       0.38      0.40       0.30       0.25

 Net Realized
 and
 Unrealized
 Gain (Loss)            0.80       1.70       2.92      1.32       2.05       1.71
                    --------   --------   --------  --------   --------   --------
 Total From
 Investment
 Operations             0.98       1.90       3.30      1.72       2.35       1.96
                    --------   --------   --------  --------   --------   --------
Distributions

 From Net
 Investment
 Income               (0.20)     (0.16)     (0.40)    (0.40)     (0.29)     (0.25)
                    --------   --------   --------  --------   --------   --------
Net Asset Value,
End of Period         $18.82     $18.04     $16.30    $13.40     $12.08     $10.02
                    ========   ========   ========  ========   ========   ========

TOTAL RETURN(4)        5.47%     11.71%     24.99%    14.30%     23.81%     23.96%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net
Assets              0.68%(5)   0.67%(5)      0.68%     0.67%      0.68%      0.69%

Ratio of Net
Investment
Income (Loss) to
Average Net
Assets              1.90%(5)   2.30%(5)      2.62%     3.09%      2.79%      2.85%

Portfolio
Turnover Rate             5%        20%        45%       21%        31%        34%

Net Assets, End
of
Period (in
thousands)          $495,867   $502,099   $336,672  $292,575   $194,505   $143,403

(1) Six months ended December 31, 2007 (unaudited).

(2) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5) Annualized.

See Notes to Financial Statements.

------
19

PROXY VOTING RESULTS

A special meeting of shareholders was held on July 27, 2007, to vote on the following proposals. The proposals received the required number of votes of the American Century Quantitative Equity Funds, Inc. or the applicable fund, depending on the proposal, and were adopted. A summary of voting results is listed below each proposal.

PROPOSAL 1:

To elect eight Directors to the Board of Directors of American Century
Quantitative Equity Funds, Inc. (the proposal was voted on by all shareholders of funds issued by American Century Quantitative Equity Funds, Inc.).

Jonathan S. Thomas      For:                7,145,200,141
                        Withhold:             126,426,738
                        Abstain:                        0
                        Broker Non-Vote:                0

John Freidenrich        For:                7,143,997,806
                        Withhold:             127,629,073
                        Abstain:                        0
                        Broker Non-Vote:                0

Ronald J. Gilson        For:                7,145,719,111
                        Withhold:             125,907,768
                        Abstain:                        0
                        Broker Non-Vote:                0

Kathryn A. Hall         For:                7,146,961,667
                        Withhold:             124,665,212
                        Abstain:                        0
                        Broker Non-Vote:                0

Peter F. Pervere        For:                7,144,947,877
                        Withhold:             126,679,002
                        Abstain:                        0
                        Broker Non-Vote:                0

Myron S. Scholes        For:                7,144,481,478
                        Withhold:             127,145,401
                        Abstain:                        0
                        Broker Non-Vote:                0

John B. Shoven          For:                7,146,869,147
                        Withhold:             124,757,732
                        Abstain:                        0
                        Broker Non-Vote:                0

Jeanne D. Wohlers       For:                7,145,401,115
                        Withhold:             126,225,764
                        Abstain:                        0
                        Broker Non-Vote:                0

------
20

PROPOSAL 2:

To approve a change in the fee structure of the Advisor Class. This proposal was voted on by the Advisor Class shareholders of the fund.

For:                                            3,414,298
Against:                                          236,694
Abstain:                                          154,341
Broker Non-Vote:                                  475,664

PROPOSAL 3:

To approve the reclassification of the Advisor Class shares of the fund, whereby all of the Advisor Class shares will be reclassified as Investor Class shares of that fund. This proposal was voted on by the Advisor Class shareholders of the fund.

For:                                            3,353,057
Against:                                          139,369
Abstain:                                          312,908
Broker Non-Vote:                                  475,663

------
21

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's website at americancentury.com and on the Securities and
Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling
1-800-345-2021.

------
22

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The FUND BENCHMARK consists of approximately 120 utilities stocks that meet the fund's investment criteria. The benchmark's composition is approximately
50% electric and natural gas, 45% telecommunications, and 5% other utilities-
related companies.

The LIPPER UTILITY FUND INDEX tracks the performance of the 10 largest funds in Lipper Inc.'s utilities fund category. Each fund in the category is at least 65% invested in utilities stocks.

The NASDAQ COMPOSITE INDEX is a market value-weighted index of all domestic and international common stocks listed on the Nasdaq stock market.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest companies in the Russell 3000 Index (the 3,000 largest publicly traded
U.S. companies, based on total market capitalization).

The RUSSELL 1000® GROWTH INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 1000® UTILITIES INDEX, a sub-index of the Russell 1000 Index, is a capitalization-weighted index of companies in industries heavily affected by government regulation, including among others, basic public service providers
(electricity, gas and water), telecommunication services, and oil and gas companies.

The RUSSELL 1000® VALUE INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000® VALUE INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

------
23

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP® VALUE INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of
U.S. stock market performance.

------
24

[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

0802
SH-SAN-58079N

[front cover]

AMERICAN CENTURY INVESTMENTS
Semiannual Report           December 31, 2007

[winter photo]

Long-Short Equity Fund

[american century investments logo and text logo ®]

OUR MESSAGE TO YOU

[photo of Jonathan Thomas]

JONATHAN THOMAS
President and CEO
American Century Companies, Inc.

To help you monitor your investment, my colleagues and I take pride in providing you with the semiannual report for the American Century® Long-Short
Equity Fund for the six months ended December 31, 2007. I am honored to be addressing you in the "Our Message" space long devoted to company founder Jim
Stowers, Jr. and his son Jim Stowers III.

Jim Stowers III stepped down from the American Century Companies, Inc. (ACC)
board of directors in July 2007, his final move in a well-planned career transition to pursue new ventures outside the company. This reflected his family's support of our company's direction and its leadership team.

The Stowers family remains an integral part of our heritage, leadership, and financial structure. In fact, Jim Stowers, Jr. continues as co-chair of the
ACC board with Richard Brown, who has been on the board since 1998.

American Century Investments®, our clients, and our employees have been my top priority since I became company president and CEO in March, 2007. We have also added the executive talents of overall chief investment officer (CIO) Enrique
Chang, international equity CIO Mark On, U.S. growth equity CIO Steve Lurito, and chief operating officer Barry Fink.

This skilled group, combined with our existing senior management team, has already had a positive impact on the development and management of the products and services we take pride in delivering to you. We believe the ultimate measure of our performance is our clients' success. Therefore, our focus continues to be on building a long-term relationship with you and on delivering superior investment performance across our product line.

/s/Jonathan Thomas

[photo of James E. Stowers, Jr.]

JAMES E. STOWERS, JR.
Founder and Co-Chairman of the Board
American Century Companies, Inc.

[photo of Richard Brown]

RICHARD BROWN
Co-Chairman of the Board
American Century Companies, Inc.

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .      2
      U.S. Stock Index Returns . . . . . . . . . . . . . . . . . . . . . .      2

LONG-SHORT EQUITY

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund.
Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American
Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

By Enrique Chang, Chief Investment Officer, American Century Investments

STOCKS DECLINED AMID SUBPRIME TURMOIL

In an increasingly volatile environment, the broad U.S. stock indexes declined modestly for the six months ended December 31, 2007, though they gained ground for the full 2007 calendar year.

The most significant factor driving equity market performance during the six-month period was a meltdown in the subprime mortgage industry in July and the ensuing credit crunch. Tighter lending standards caused the credit markets to seize up and crimped funding for leveraged buy-outs, removing what had been an important leg of support for the stock market. In addition, rising energy and commodity prices sparked inflation worries despite evidence of slowing economic activity.

In response, the Federal Reserve (the Fed) lowered its federal funds rate target three times in the last four months of the period -- the Fed's first rate cuts since June 2003. The Fed's actions helped alleviate some of the credit and economic concerns, allowing the major stock indexes to stage an uneven recovery in September and October after a sharp decline between mid-July and mid-August.

However, stocks finished the period on a down note, declining in November and
December as banks and financial firms reported additional subprime-related losses, corporate profit growth weakened, and the economy showed further signs of a slowdown, increasing the possibility of a recession in 2008.

LARGE-CAP AND GROWTH OUTPERFORMED

Large-cap stocks held up best during the six-month period (see the accompanying table), while small-cap stocks suffered the biggest losses.
Growth stocks outpaced value shares by a wide margin across all market capitalizations.

Energy was the best-performing sector in the stock market during the period as the price of oil rose 36%, nearly reaching $100 a barrel. Utilities and consumer staples, which are considered to be defensive sectors of the market, also fared well. The weakest sectors were financials and consumer discretionary, both of which endured double-digit declines for the six-month period.

U.S. Stock Index Returns
For the six months ended December 31, 2007*

RUSSELL 1000 INDEX (LARGE-CAP)           -1.31%
Russell 1000 Growth Index                 3.41%
Russell 1000 Value Index                 -6.03%

RUSSELL MIDCAP INDEX                     -3.92%
Russell Midcap Growth Index               0.41%
Russell Midcap Value Index               -9.30%

RUSSELL 2000 INDEX (SMALL-CAP)           -7.53%
Russell 2000 Growth Index                -2.09%
Russell 2000 Value Index                -13.08%

*Total returns for periods less than one year are not annualized.

------
2

PERFORMANCE
Long-Short Equity

Total Returns as of December 31, 2007
                                                      Average Annual
                                                          Returns
                                                           Since        Inception
                                6 months(1)  1 year      Inception         Date

INVESTOR CLASS                    -0.03%     7.85%         5.57%         9/30/05

CITIGROUP 3-MONTH TREASURY
BILL INDEX                         2.19%     4.74%         4.63%            --

Institutional Class                0.06%     8.15%         5.80%         9/30/05

A Class
 No sales charge*                 -0.07%     7.72%         5.40%
 With sales charge*               -5.78%     1.56%         2.67%         9/30/05

B Class
 No sales charge*                 -0.53%     6.77%         4.54%
 With sales charge*               -5.53%     2.77%         3.27%         9/30/05

C Class
 No sales charge*                 -0.53%     6.77%         4.54%
 With sales charge*               -1.51%     6.77%         4.54%         9/30/05

R Class                           -0.28%     7.30%         5.06%         9/30/05

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B
Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Please see the Share Class Information
pages for more about the applicable sales charges for each share class. The
SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The fund's investment process may produce high portfolio turnover and high short-term capital gains distributions. In addition, its investment approach may involve higher volatility, short sales risk and overweighting risk.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
3

Long-Short Equity

Growth of $10,000 Over Life of Class

$10,000 investment made September 30, 2005

One-Year Returns Over Life of Class
Periods ended December 31
                                            2005*    2006   2007
Investor Class                             -0.30%   5.08%   7.85%
Citigroup 3-Month Treasury Bill Index       0.91%   4.76%   4.74%

*From 9/30/05, the Investor Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The fund's investment process may produce high portfolio turnover and high short-term capital gains distributions. In addition, its investment approach may involve higher volatility, short sales risk and overweighting risk.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
4

PORTFOLIO COMMENTARY
Long-Short Equity

Portfolio Managers: Kurt Borgwardt and Zili Zhang

PERFORMANCE SUMMARY

Long-Short returned -0.03%* for the six months ended December 31, 2007, compared with the 2.19% return of its benchmark, the Citigroup 3-Month
Treasury Bill Index, and the -1.31%** return of the Russell 1000 Index, a large-cap index used as a performance measurement for the portfolio's long component.

Long-Short is designed to generate positive returns in all market environments, regardless of general stock market performance, so the fund uses a riskless asset -- the three-month Treasury bill -- as its benchmark. While the fund's virtually flat return outpaced the broad stock indexes in a declining market environment, the portfolio nonetheless lagged its benchmark as strong results from its short positions were not enough to offset the weakness in its long positions.

LONG POSITIONS UNDERPERFORMED

Long-Short's long positions fell during the six-month period, underperforming the more modest decline of the broad Russell 1000 Index. The primary factors behind this underperformance were an overweight position in the consumer discretionary sector and poor stock selection among information technology stocks.

The weakest performers among the portfolio's long positions in the consumer discretionary sector were retailers. Electronics retailer RadioShack fell sharply as the company reported disappointing sales and lost market share, while close-out retailer Big Lots slumped late in the period after warning that a poor holiday shopping season would weigh on earnings.

In the information technology sector, the most significant detractor on the long side was Amkor Technology, which provides semiconductor assembly and test services. Amkor reported disappointing revenues as reduced demand put downward pressure on prices.

On the positive side, an underweight in financials -- the weakest-performing sector in the stock market -- contributed favorably to performance. In addition, long positions in the materials sector added value. Strength in the agricultural industry, driven in large part by the ethanol boom, boosted demand and prices for fertilizer makers CF Industries and Terra Industries, both of which doubled during the six-month period.

Other top contributors among our long positions included engineering and design company Chicago Bridge & Iron, which continued to benefit from its exposure to the robust energy sector, and online travel agent Priceline.com, which enjoyed strong growth in its European business.

SHORT POSITIONS PERFORMED WELL

The portfolio's short positions advanced during the period, generating solid gains in a volatile market environment. Short positions in the information technology and consumer discretionary sectors contributed the most to overall performance.

* All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized.

**The Russell 1000 Index returned 5.77% for the one-year period ended December
31, 2007.

Type of Investments in Portfolio
                                  % of net       % of net
                                assets as of   assets as of
                                  12/31/07        6/30/07
Common Stocks                       92.5%          98.3%
Securities Sold Short              (89.6)%        (96.7)%
Temporary Cash Investments          4.2%           1.2%

------
5

Long-Short Equity

In the information technology sector, one of the best performers was a short position in semiconductor manufacturer Advanced Micro Devices. In an increasingly challenging competitive environment, AMD reported lower-than-expected earnings because of higher operating expenses, product delays, and costs related to a major acquisition. The big winner among shorts in the consumer discretionary sector was electronics retailer Circuit City, which projected a net loss for 2007, leading to a re-evaluation of the company's turnaround efforts.

On the down side, we missed a number of favorable short opportunities among the wreckage in the financials sector. Among individual short positions, over-the-counter drug maker Adams Respiratory Therapeutics weighed on results as the stock rallied sharply after British household products maker Reckitt
Benckiser agreed to purchase the company at a sizable premium. Shorting coal producers in the energy sector also hurt the portfolio, most notably Peabody
Energy and Arch Coal.

OUTLOOK

As we move into 2008, the economy faces the headwinds of a deteriorating housing market, slowing consumer spending, and high energy prices. In addition, the ripple effects of the subprime mortgage debacle are still playing out, leading to further uncertainty. Although the Federal Reserve appears ready to cut short-term interest rates further to prevent a recession, success may come at the expense of higher inflation. As a result, we are likely to see continued stock market volatility in the coming months.

We will continue to pursue our "market neutral" investment approach, with approximately equal dollar amounts invested in long and short positions, and look to add value through prudent stock selection.

Top Ten Long Holdings as of December 31, 2007
                                                     % of net       % of net
                                                   assets as of   assets as of
                                                     12/31/07        6/30/07
Chicago Bridge & Iron Company New York Shares          1.4%           1.7%
Reliant Energy, Inc.                                   1.3%           1.7%
Potlatch Corp.                                         1.3%           1.3%
Exxon Mobil Corp.                                      1.3%           1.9%
Arch Capital Group Ltd.                                1.3%           1.3%
National Oilwell Varco, Inc.                           1.2%           0.2%
Accenture Ltd. Cl A                                    1.2%           2.0%
CF Industries Holdings, Inc.                           1.2%            --
Owens-Illinois Inc.                                    1.2%            --
ConocoPhillips                                         1.2%            --

Top Ten Short Holdings as of December 31, 2007
                                                      % of net        % of net
                                                    assets as of    assets as of
                                                      12/31/07        6/30/07
Arch Coal Inc.                                         (1.0)%          (0.6)%
Peabody Energy Corp.                                   (1.0)%          (0.2)%
United Natural Foods Inc.                              (0.9)%          --(1)
THQ Inc.                                               (0.9)%            --
Clean Harbors Inc.                                     (0.9)%          (0.7)%
Avon Products, Inc.                                    (0.9)%            --
Itron Inc.                                             (0.9)%            --
Pharmaceutical Product Development, Inc.               (0.9)%            --
Allscripts Healthcare Solutions, Inc.                  (0.9)%          (0.7)%
Marsh & McLennan Companies, Inc.                       (0.8)%          (0.1)%

(1) Security was less than 0.05% of total net assets.

------
6

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account), American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional,
Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------
7

                                                    Expenses Paid
                      Beginning        Ending       During Period*    Annualized
                       Account     Account Value       7/1/07 -         Expense
                    Value 7/1/07      12/31/07         12/31/07         Ratio*

ACTUAL
Investor Class         $1,000         $999.70           $14.38           2.86%
Institutional
Class                  $1,000        $1,000.60          $13.38           2.66%
A Class                $1,000         $999.30           $15.63           3.11%
B Class                $1,000         $994.70           $19.35           3.86%
C Class                $1,000         $994.70           $19.35           3.86%
R Class                $1,000         $997.20           $16.87           3.36%

HYPOTHETICAL
Investor Class         $1,000        $1,010.76          $14.46           2.86%
Institutional
Class                  $1,000        $1,011.76          $13.45           2.66%
A Class                $1,000        $1,009.50          $15.71           3.11%
B Class                $1,000        $1,005.73          $19.46           3.86%
C Class                $1,000        $1,005.73          $19.46           3.86%
R Class                $1,000        $1,008.24          $16.96           3.36%

*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

------
8

SCHEDULE OF INVESTMENTS

Long-Short Equity
DECEMBER 31, 2007 (UNAUDITED)

Shares                                                                    Value

Common Stocks(1) -- 92.5%
AEROSPACE & DEFENSE -- 2.1%
       18,939  Boeing Co.                                           $ 1,656,404
       38,584  Cubic Corp.                                            1,512,493
        4,526  Lockheed Martin Corp.                                    476,407
           57  Raytheon Co.                                               3,460
                                                                 --------------
                                                                      3,648,764
                                                                 --------------
AUTO COMPONENTS -- 1.5%
       11,685  American Axle & Manufacturing Holdings, Inc.             217,575
       16,930  Cooper Tire & Rubber Co.                                 280,699
       42,755  Lear Corp.(2)                                          1,182,604
       10,310  Magna International Inc. Cl A                            829,233
                                                                 --------------
                                                                      2,510,111
                                                                 --------------
AUTOMOBILES -- 0.9%
      220,994  Ford Motor Co.(2)                                      1,487,290
                                                                 --------------
BEVERAGES -- 2.1%
        6,126  Coca-Cola Enterprises Inc.                               159,460
       42,310  Pepsi Bottling Group Inc.                              1,669,553
       52,391  PepsiAmericas, Inc.                                    1,745,668
                                                                 --------------
                                                                      3,574,681
                                                                 --------------
BIOTECHNOLOGY -- 0.8%
       19,494  Cubist Pharmaceuticals Inc.(2)                           399,822
       10,330  OSI Pharmaceuticals Inc.(2)                              501,108
       18,581  Regeneron Pharmaceuticals Inc.(2)                        448,731
                                                                 --------------
                                                                      1,349,661
                                                                 --------------
BUILDING PRODUCTS -- 0.6%
       13,793  Goodman Global, Inc.(2)                                  338,480
       14,981  Lennox International Inc.                                620,513
                                                                 --------------
                                                                        958,993
                                                                 --------------
CAPITAL MARKETS -- 3.1%
       67,720  Calamos Asset Management, Inc. Cl A                    2,016,701
       46,710  Federated Investors Inc. Cl B                          1,922,584
        3,886  Goldman Sachs Group, Inc. (The)                          835,684
          729  Northern Trust Corp.                                      55,827
        4,888  State Street Corp.                                       396,906
                                                                 --------------
                                                                      5,227,702
                                                                 --------------

Shares                                                                    Value

CHEMICALS -- 3.5%
       34,608  Celanese Corp., Series A                             $ 1,464,611
       18,912  CF Industries Holdings, Inc.                           2,081,456
          183  H.B. Fuller Co.                                            4,108
       12,628  Lubrizol Corp.                                           683,932
        7,744  Methanex Corp.                                           213,734
        1,870  Mosaic Co. (The)(2)                                      176,416
       26,449  Terra Industries Inc.(2)                               1,263,204
                                                                 --------------
                                                                      5,887,461
                                                                 --------------
COMMERCIAL BANKS -- 0.2%
        5,576  SVB Financial Group(2)                                   281,030
                                                                 --------------
COMMERCIAL SERVICES & SUPPLIES -- 2.0%
       13,088  Administaff, Inc.                                        370,129
       48,368  Deluxe Corp.                                           1,590,823
       22,188  HNI Corp.                                                777,911
       12,961  Manpower Inc.                                            737,481
                                                                 --------------
                                                                      3,476,344
                                                                 --------------
COMMUNICATIONS EQUIPMENT -- 2.0%
          451  Blue Coat Systems, Inc.(2)                                14,824
       24,629  CommScope, Inc.(2)                                     1,211,993
       19,570  Comtech Telecommunications Corp.(2)                    1,056,976
       44,362  Dycom Industries Inc.(2)                               1,182,247
                                                                 --------------
                                                                      3,466,040
                                                                 --------------
COMPUTERS & PERIPHERALS -- 2.4%
       39,059  Emulex Corp.(2)                                          637,443
       20,555  Hewlett-Packard Co.                                    1,037,616
       56,308  Seagate Technology                                     1,435,854
       22,111  Sun Microsystems, Inc.(2)                                400,872
       21,346  Western Digital Corp.(2)                                 644,863
                                                                 --------------
                                                                      4,156,648
                                                                 --------------
CONSTRUCTION & ENGINEERING -- 2.8%
       39,899  Chicago Bridge & Iron Company New York Shares          2,411,496
       16,305  EMCOR Group Inc.(2)                                      385,287
        9,340  Fluor Corp.                                            1,361,025
       16,172  Perini Corp.(2)                                          669,844
                                                                 --------------
                                                                      4,827,652
                                                                 --------------
CONSUMER FINANCE -- 1.0%
       54,089  Cash America International, Inc.                       1,747,075
                                                                 --------------
CONTAINERS & PACKAGING -- 2.7%
       42,039  Owens-Illinois Inc.(2)                                 2,080,931
       63,246  Packaging Corp. of America                             1,783,537
       31,662  Rock-Tenn Co. Cl A                                       804,531
                                                                 --------------
                                                                      4,668,999
                                                                 --------------

------
9

Long-Short Equity

Shares                                                                    Value

DIVERSIFIED CONSUMER SERVICES -- 0.9%
        7,370  DeVry Inc.                                             $ 382,945
       13,734  ITT Educational Services Inc.(2)                       1,171,098
                                                                 --------------
                                                                      1,554,043
                                                                 --------------
DIVERSIFIED FINANCIAL SERVICES -- 0.9%
       35,069  JPMorgan Chase & Co.                                   1,530,762
                                                                 --------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.0%
        4,304  CenturyTel Inc.                                          178,444
        1,794  Premiere Global Services Inc.(2)                          26,641
      213,793  Qwest Communications International Inc.(2)             1,498,689
                                                                 --------------
                                                                      1,703,774
                                                                 --------------
ELECTRIC UTILITIES -- 1.9%
        2,231  Edison International                                     119,068
       36,418  El Paso Electric Co.(2)                                  931,208
       85,124  Reliant Energy, Inc.(2)                                2,233,654
                                                                 --------------
                                                                      3,283,930
                                                                 --------------
ELECTRICAL EQUIPMENT -- 1.2%
        8,701  Belden Inc.                                              387,195
       92,491  GrafTech International Ltd.(2)                         1,641,715
                                                                 --------------
                                                                      2,028,910
                                                                 --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 1.9%
       18,339  Avnet, Inc.                                              641,315
      282,063  Celestica Inc.(2)                                      1,635,965
       17,725  Dolby Laboratories Inc. Cl A(2)                          881,287
                                                                 --------------
                                                                      3,158,567
                                                                 --------------
ENERGY EQUIPMENT & SERVICES -- 2.1%
       64,660  Global Industries Ltd.(2)                              1,385,017
       28,768  National Oilwell Varco, Inc.(2)                        2,113,297
                                                                 --------------
                                                                      3,498,314
                                                                 --------------
FOOD & STAPLES RETAILING -- 0.2%
       11,199  BJ's Wholesale Club Inc.(2)                              378,862
                                                                 --------------
FOOD PRODUCTS(3)
          884  J.M. Smucker Co. (The)                                    45,473
                                                                 --------------
GAS UTILITIES -- 0.1%
        2,680  Northwest Natural Gas Co.                                130,409
                                                                 --------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 2.4%
        9,864  Analogic Corp.                                           667,990
          233  Becton, Dickinson & Co.                                   19,474
       36,032  Kinetic Concepts Inc.(2)                               1,929,874
       12,242  Mettler-Toledo International, Inc.(2)                  1,393,140
                                                                 --------------
                                                                      4,010,478
                                                                 --------------

Shares                                                                    Value

HEALTH CARE PROVIDERS & SERVICES -- 2.6%
        3,386  AMERIGROUP Corp.(2)                                    $ 123,420
       38,558  Apria Healthcare Group Inc.                              831,696
        3,198  Centene Corp.(2)                                          87,753
       23,024  Humana Inc.(2)                                         1,733,937
       28,375  Molina Healthcare Inc.(2)                              1,098,113
       13,013  WellCare Health Plans Inc.(2)                            551,881
                                                                 --------------
                                                                      4,426,800
                                                                 --------------
HOTELS, RESTAURANTS & LEISURE -- 1.1%
       46,114  Choice Hotels International Inc.                       1,530,985
        3,978  Darden Restaurants, Inc.                                 110,230
        2,422  Wynn Resorts Ltd.(2)                                     271,579
                                                                 --------------
                                                                      1,912,794
                                                                 --------------
HOUSEHOLD DURABLES -- 3.0%
       47,935  American Greetings Corp. Cl A                            973,081
          157  Black & Decker Corp.                                      10,935
       31,180  Blyth, Inc.                                              684,089
          122  Newell Rubbermaid Inc.                                     3,157
       35,294  Snap-on Inc.                                           1,702,583
       20,756  Tempur-Pedic International Inc.                          539,033
       35,381  Tupperware Brands Corp.                                1,168,634
                                                                 --------------
                                                                      5,081,512
                                                                 --------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.3%
       20,795  AES Corp. (The)(2)                                       444,805
                                                                 --------------
INSURANCE -- 4.5%
        2,951  Ace, Ltd.                                                182,313
       30,289  Arch Capital Group Ltd.(2)                             2,130,831
       67,032  Aspen Insurance Holdings Ltd.                          1,933,203
       27,861  Axis Capital Holdings Ltd.                             1,085,743
       48,323  Max Capital Group Ltd.                                 1,352,561
       15,055  Nationwide Financial Services Cl A                       677,626
        3,393  Navigators Group Inc.(2)                                 220,545
        1,359  Platinum Underwriters Holdings, Ltd.                      48,326
                                                                 --------------
                                                                      7,631,148
                                                                 --------------
INTERNET & CATALOG RETAIL -- 2.2%
        6,135  Amazon.com, Inc.                                         568,346
        5,620  Blue Nile Inc.(2)                                        382,497
       42,003  NetFlix, Inc.(2)                                       1,118,120
       14,041  Priceline.com Inc.(2)                                  1,612,750
                                                                 --------------
                                                                      3,681,713
                                                                 --------------
INTERNET SOFTWARE & SERVICES -- 0.1%
        3,309  Open Text Corp.(2)                                       104,068
                                                                 --------------

------
10

Long-Short Equity

Shares                                                                    Value

IT SERVICES -- 4.9%
       57,891  Accenture Ltd. Cl A                                  $ 2,085,814
       19,332  Computer Sciences Corp.(2)                               956,354
        8,415  Electronic Data Systems Corp.                            174,443
       32,877  Hewitt Associates Inc. Cl A(2)                         1,258,860
       15,451  International Business Machines Corp.                  1,670,253
        8,196  MasterCard Inc. Cl A                                   1,763,779
       12,713  Total System Services Inc.                               355,964
        3,707  Western Union Co. (The)                                   90,006
                                                                 --------------
                                                                      8,355,473
                                                                 --------------
LEISURE EQUIPMENT & PRODUCTS -- 1.8%
       39,049  Eastman Kodak Co.                                        854,002
       57,455  Hasbro, Inc.                                           1,469,698
       14,801  Polaris Industries Inc.                                  707,044
                                                                 --------------
                                                                      3,030,744
                                                                 --------------
LIFE SCIENCES TOOLS & SERVICES -- 1.7%
       74,893  CGI Group, Inc. Cl A(2)                                  871,755
       21,413  Invitrogen Corp.(2)                                    2,000,188
                                                                 --------------
                                                                      2,871,943
                                                                 --------------
MACHINERY -- 1.3%
       24,191  AGCO Corp.                                             1,644,504
       13,814  Gardner Denver Inc.(2)                                   455,862
        2,357  Robbins & Myers Inc.                                     178,260
                                                                 --------------
                                                                      2,278,626
                                                                 --------------
MEDIA -- 0.7%
          870  DreamWorks Animation SKG Inc.(2)                          22,220
       15,078  EchoStar Communications Corp. Cl A(2)                    568,741
        2,446  Scholastic Corp.(2)                                       85,341
        8,384  Sinclair Broadcast Group, Inc. Cl A                       68,833
        6,056  Viacom Inc. Cl B(2)                                      265,980
        2,707  Walt Disney Co. (The)                                     87,382
                                                                 --------------
                                                                      1,098,497
                                                                 --------------
METALS & MINING -- 2.4%
       43,020  AK Steel Holding Corp.                                 1,989,245
       19,659  Freeport-McMoRan Copper & Gold, Inc.                   2,013,867
       17,179  Hecla Mining Co.(2)                                      160,624
                                                                 --------------
                                                                      4,163,736
                                                                 --------------
MULTILINE RETAIL -- 0.9%
       78,551  Family Dollar Stores, Inc.                             1,510,536
                                                                 --------------
OFFICE ELECTRONICS -- 0.4%
       46,076  Xerox Corp.                                              745,970
                                                                 --------------

Shares                                                                    Value

OIL, GAS & CONSUMABLE FUELS -- 6.4%
        1,882  Alon USA Energy, Inc.                                   $ 51,153
       23,129  ConocoPhillips                                         2,042,291
        8,219  Delek US Holdings Inc.                                   166,270
        8,161  EnCana Corp.                                             554,622
       23,128  Exxon Mobil Corp.                                      2,166,862
       23,836  Frontier Oil Corp.                                       967,265
        6,943  Holly Corp.                                              353,329
       13,130  Petro-Canada                                             704,031
       31,597  Stone Energy Corp.(2)                                  1,482,215
       13,475  Tesoro Corp.                                             642,758
       61,822  W&T Offshore Inc.                                      1,852,187
                                                                 --------------
                                                                     10,982,983
                                                                 --------------
PHARMACEUTICALS -- 1.3%
        7,128  Perrigo Co.                                              249,551
       57,692  Watson Pharmaceuticals, Inc.(2)                        1,565,761
        7,987  XenoPort, Inc.(2)                                        446,314
                                                                 --------------
                                                                      2,261,626
                                                                 --------------
REAL ESTATE INVESTMENT TRUSTS -- 2.5%
        7,506  Apartment Investment and Management Co. Cl A             260,683
          498  CBL & Associates Properties, Inc.                         11,907
        1,495  General Growth Properties, Inc.                           61,564
       49,454  Potlatch Corp.                                         2,197,737
          220  PS Business Parks Inc.                                    11,561
       34,507  Taubman Centers Inc.                                   1,697,399
                                                                 --------------
                                                                      4,240,851
                                                                 --------------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 1.1%
       34,471  CB Richard Ellis Group, Inc. Cl A(2)                     742,850
       16,869  Jones Lang LaSalle Inc.                                1,200,398
                                                                 --------------
                                                                      1,943,248
                                                                 --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 3.5%
       55,271  Amkor Technology Inc.                                    471,462
       64,063  ASM International N.V.                                 1,534,309
       44,615  NVIDIA Corp.(2)                                        1,517,802
       35,234  Semtech Corp.(2)                                         546,832
       85,548  Zoran Corp.(2)                                         1,925,685
                                                                 --------------
                                                                      5,996,090
                                                                 --------------
SOFTWARE -- 2.4%
       87,720  Aspen Technology, Inc.                                 1,422,818
       48,820  BMC Software Inc.                                      1,739,945
       37,439  Synopsys, Inc.(2)                                        970,793
                                                                 --------------
                                                                      4,133,556
                                                                 --------------

------
11

Long-Short Equity

Shares                                                                    Value

SPECIALTY RETAIL -- 3.9%
        1,615  AutoZone, Inc.                                         $ 193,655
       26,662  Barnes & Noble Inc.                                      918,506
       14,046  Buckle Inc. (The)                                        463,518
       18,983  GameStop Corp. Cl A(2)                                 1,179,034
       24,129  Gap, Inc. (The)                                          513,465
       37,138  Gymboree Corp.(2)                                      1,131,223
       84,110  RadioShack Corp.                                       1,418,095
       28,924  TJX Companies, Inc. (The)                                830,987
                                                                 --------------
                                                                      6,648,483
                                                                 --------------
TEXTILES, APPAREL & LUXURY GOODS -- 0.5%
        3,326  Columbia Sportswear Co.                                  146,643
        2,792  Deckers Outdoor Corp.(2)                                 432,927
          515  Fossil Inc.(2)                                            21,620
        3,899  Iconix Brand Group, Inc.(2)                               76,654
          883  VF Corp.                                                  60,627
        2,801  Warnaco Group Inc. (The)(2)                               97,475
                                                                 --------------
                                                                        835,946
                                                                 --------------
THRIFTS & MORTGAGE FINANCE -- 0.5%
       34,469  Northwest Bancorp Inc.                                   915,841
                                                                 --------------
WIRELESS TELECOMMUNICATION SERVICES -- 2.2%
       40,163  Rogers Communications Inc. Cl B                        1,817,376
      117,947  Syniverse Holdings, Inc.(2)                            1,837,614
        1,329  United States Cellular Corp.(2)                          111,769
                                                                 --------------
                                                                      3,766,759
                                                                 --------------
TOTAL COMMON STOCKS
(Cost $151,252,090)                                                 157,655,721
                                                                 ==============

Principal Amount

Temporary Cash Investments -- 4.2%

   $7,165,000  FHLB Discount Notes, 2.75%, 1/2/08(4)                  7,164,453
(Cost $7,164,453)
                                                                 --------------
TOTAL INVESTMENT SECURITIES -- 96.7%
(Cost $158,416,543)                                                 164,820,174
                                                                 --------------
TOTAL SECURITIES SOLD SHORT -- (89.6)%                            (152,697,577)
                                                                 --------------
OTHER ASSETS AND LIABILITIES -- 92.9%                               158,297,440
                                                                 --------------
TOTAL NET ASSETS -- 100.0%                                         $170,420,037
                                                                 ==============

Shares                                                                    Value

Securities Sold Short -- (89.6)%

AEROSPACE & DEFENSE -- (0.9)%
      (9,867)  Hexcel Corp.                                         $ (239,570)
     (27,823)  Moog Inc. Cl A                                       (1,274,572)
                                                                 --------------
                                                                    (1,514,142)
                                                                 --------------
AUTO COMPONENTS -- (1.0)%
     (47,283)  Goodyear Tire & Rubber Co. (The)                     (1,334,326)
     (11,168)  Tenneco Inc.                                           (291,150)
                                                                 --------------
                                                                    (1,625,476)
                                                                 --------------
AUTOMOBILES -- (0.1)%
      (4,368)  General Motors Corp.                                   (108,719)
      (6,811)  Winnebago Industries                                   (143,167)
                                                                 --------------
                                                                      (251,886)
                                                                 --------------
BIOTECHNOLOGY -- (1.0)%
     (10,707)  Alkermes, Inc.                                         (166,923)
     (10,833)  Amylin Pharmaceuticals, Inc.                           (400,821)
     (10,270)  ImClone Systems Inc.                                   (441,610)
     (40,101)  Medarex, Inc.                                          (417,852)
     (16,742)  Theravance Inc.                                        (326,469)
                                                                 --------------
                                                                    (1,753,675)
                                                                 --------------
BUILDING PRODUCTS -- (1.5)%
     (60,191)  Owens Corning Inc.                                   (1,217,062)
     (36,400)  USG Corp.                                            (1,302,756)
                                                                 --------------
                                                                    (2,519,818)
                                                                 --------------
CAPITAL MARKETS -- (2.6)%
     (32,616)  Allied Capital Corp.                                   (701,244)
     (30,614)  American Capital Strategies Ltd.                     (1,009,037)
     (36,199)  Jefferies Group, Inc.                                  (834,387)
     (15,615)  Lazard Ltd. Cl A                                       (635,218)
     (22,789)  Piper Jaffray Companies                              (1,055,586)
      (5,847)  TD Ameritrade Holding Corp.                            (117,292)
                                                                 --------------
                                                                    (4,352,764)
                                                                 --------------
CHEMICALS -- (2.0)%
     (12,710)  Ashland Inc.                                           (602,835)
      (1,682)  Eastman Chemical Co.                                   (102,754)
      (9,659)  Scotts Miracle-Gro Co. (The) Cl A                      (361,440)
     (45,497)  Valspar Corp.                                        (1,025,502)
     (66,026)  Westlake Chemical Corp.                              (1,253,834)
                                                                 --------------
                                                                    (3,346,365)
                                                                 --------------
COMMERCIAL BANKS -- (1.4)%
     (70,471)  Citizens Republic Bancorp, Inc.                      (1,022,534)
      (3,490)  Fulton Financial Corp.                                  (39,158)
     (41,079)  MB Financial, Inc.                                   (1,266,466)
      (3,732)  South Financial Group Inc. (The)                        (58,331)
                                                                 --------------
                                                                    (2,386,489)
                                                                 --------------

------
12

Long-Short Equity

Shares                                                                    Value

COMMERCIAL SERVICES & SUPPLIES -- (3.6)%
     (28,373)  American Reprographics Co.                           $ (467,587)
     (29,309)  Clean Harbors Inc.                                   (1,515,275)
        (290)  Corrections Corp. of America                             (8,558)
      (9,584)  CoStar Group, Inc.                                     (452,844)
     (37,377)  Geo Group Inc. (The)                                 (1,046,556)
     (13,149)  Huron Consulting Group Inc.                          (1,060,204)
     (35,041)  Pitney Bowes, Inc.                                   (1,332,960)
     (89,474)  Quebecor World Inc.                                    (161,053)
        (536)  Resources Connection, Inc.                               (9,734)
                                                                 --------------
                                                                    (6,054,771)
                                                                 --------------
COMMUNICATIONS EQUIPMENT -- (0.9)%
     (19,538)  Loral Space & Communications Inc.                      (669,176)
    (144,728)  Sonus Networks Inc.                                    (843,764)
     (15,929)  Tellabs, Inc.                                          (104,176)
                                                                 --------------
                                                                    (1,617,116)
                                                                 --------------
COMPUTERS & PERIPHERALS -- (1.3)%
     (66,598)  Imation Corp.                                        (1,398,558)
     (37,799)  Intermec Inc.                                          (767,698)
                                                                 --------------
                                                                    (2,166,256)
                                                                 --------------
CONSTRUCTION MATERIALS -- (0.5)%
     (12,294)  Texas Industries Inc.                                  (861,809)
                                                                 --------------
CONTAINERS & PACKAGING(3)
      (3,605)  Bemis Co., Inc.                                         (98,704)
                                                                 --------------
DIVERSIFIED CONSUMER SERVICES -- (1.4)%
      (1,233)  Bright Horizons Family Solutions, Inc.                  (42,588)
     (73,188)  Corinthian Colleges Inc.                             (1,127,095)
     (67,079)  H&R Block, Inc.                                      (1,245,657)
                                                                 --------------
                                                                    (2,415,340)
                                                                 --------------
DIVERSIFIED FINANCIAL SERVICES -- (0.8)%
     (10,799)  Nymex Holdings Inc.                                  (1,442,854)
                                                                 --------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- (1.7)%
      (4,660)  Cbeyond, Inc.                                          (181,694)
     (24,368)  Cogent Communications Group, Inc.                      (577,765)
     (18,029)  Global Crossing Ltd.                                   (397,540)
     (83,905)  IDT Corp. Cl B                                         (708,997)
    (320,909)  Level 3 Communications, Inc.                           (975,563)
                                                                 --------------
                                                                    (2,841,559)
                                                                 --------------
ELECTRIC UTILITIES -- (0.8)%
     (39,696)  IDACORP, Inc.                                        (1,398,093)
                                                                 --------------
ELECTRICAL EQUIPMENT -- (0.3)%
      (2,234)  Baldor Electric Co.                                     (75,197)
     (10,649)  Franklin Electric Co., Inc.                            (407,537)
                                                                 --------------
                                                                      (482,734)
                                                                 --------------

Shares                                                                    Value

ELECTRONIC EQUIPMENT & INSTRUMENTS -- (3.7)%
     (54,454)  Benchmark Electronics Inc.                           $ (965,469)
     (20,629)  Cognex Corp.                                           (415,674)
     (61,411)  Daktronics Inc.                                      (1,386,046)
     (20,277)  IPG Photonics Corp.                                    (405,337)
     (15,777)  Itron Inc.                                           (1,514,119)
     (45,228)  Jabil Circuit, Inc.                                    (690,632)
     (26,473)  L-1 Indentity Solutions, Inc.                          (475,190)
     (13,644)  Molex Inc.                                             (372,482)
                                                                 --------------
                                                                    (6,224,949)
                                                                 --------------
ENERGY EQUIPMENT & SERVICES -- (3.2)%
     (15,151)  Baker Hughes Inc.                                    (1,228,746)
      (2,518)  CARBO Ceramics Inc.                                     (93,670)
      (2,100)  Helix Energy Solutions Group, Inc.                      (87,150)
      (3,630)  Lufkin Industries Inc.                                 (207,963)
     (50,117)  Nabors Industries Ltd.                               (1,372,705)
    (122,147)  RPC, Inc.                                            (1,430,341)
     (67,355)  TETRA Technologies, Inc.                             (1,048,717)
                                                                 --------------
                                                                    (5,469,292)
                                                                 --------------
FOOD & STAPLES RETAILING -- (2.1)%
     (44,193)  Great Atlantic & Pacific Tea Co.                     (1,384,567)
    (188,757)  Rite Aid Corp.                                         (526,632)
     (50,704)  United Natural Foods Inc.                            (1,608,331)
                                                                 --------------
                                                                    (3,519,530)
                                                                 --------------
FOOD PRODUCTS -- (1.0)%
     (21,364)  Pilgrim's Pride Corp.                                  (618,488)
     (38,884)  Smithfield Foods Inc.                                (1,124,525)
                                                                 --------------
                                                                    (1,743,013)
                                                                 --------------
GAS UTILITIES(3)
      (1,063)  Southwest Gas Corp.                                     (31,645)
                                                                 --------------
HEALTH CARE EQUIPMENT & SUPPLIES -- (2.6)%
     (17,062)  American Medical Systems Holdings, Inc.                (246,718)
     (18,320)  Cooper Companies, Inc. (The)                           (696,160)
     (23,017)  Hillenbrand Industries, Inc.                         (1,282,737)
     (12,936)  Integra LifeSciences Holdings Corp.                    (542,406)
     (11,665)  Inverness Medical Innovations, Inc.                    (655,340)
     (15,029)  ResMed Inc.                                            (789,473)
     (14,385)  Thoratec Corp.                                         (261,663)
                                                                 --------------
                                                                    (4,474,497)
                                                                 --------------

------
13

Long-Short Equity

Shares                                                                    Value

HEALTH CARE PROVIDERS & SERVICES -- (2.3)%
     (21,021)  Brookdale Senior Living Inc.                         $ (597,207)
      (1,176)  Cardinal Health, Inc.                                   (67,914)
        (802)  Health Management Associates, Inc. Cl A                  (4,795)
      (3,881)  LifePoint Hospitals Inc.                               (115,421)
     (43,528)  Omnicare, Inc.                                         (992,874)
     (16,299)  Owens & Minor Inc.                                     (691,567)
     (26,804)  Universal Health Services, Inc. Cl B                 (1,372,365)
                                                                 --------------
                                                                    (3,842,143)
                                                                 --------------
HEALTH CARE TECHNOLOGY -- (0.9)%
     (76,808)  Allscripts Healthcare Solutions, Inc.                (1,491,611)
                                                                 --------------
HOTELS, RESTAURANTS & LEISURE -- (3.1)%
      (2,445)  CEC Entertainment Inc.                                  (63,472)
     (30,537)  Cheesecake Factory Inc.                                (724,032)
      (3,547)  Las Vegas Sands Corp.                                  (365,518)
     (22,898)  Life Time Fitness Inc.                               (1,137,573)
     (16,010)  Panera Bread Co. Cl A                                  (573,478)
     (25,600)  Royal Caribbean Cruises Ltd.                         (1,086,464)
     (37,338)  Scientific Games Corp. Cl A                          (1,241,488)
      (4,099)  Texas Roadhouse Inc. Cl A                               (45,336)
                                                                 --------------
                                                                    (5,237,361)
                                                                 --------------
INDUSTRIAL CONGLOMERATES -- (0.7)%
     (32,506)  Carlisle Companies Inc.                              (1,203,697)
                                                                 --------------
INSURANCE -- (5.9)%
     (91,787)  Conseco Inc.                                         (1,152,845)
     (89,887)  Fidelity National Title Group, Inc. Cl A             (1,313,249)
      (2,488)  First American Financial Corp. (The)                    (84,891)
      (7,507)  Infinity Property & Casualty Corp.                     (271,228)
     (38,437)  IPC Holdings, Ltd.                                   (1,109,676)
     (54,526)  Marsh & McLennan Companies, Inc.                     (1,443,303)
     (82,118)  Montpelier Re Holdings Ltd.                          (1,396,827)
     (45,587)  Progressive Corp. (The)                                (873,447)
      (4,727)  Protective Life Corp.                                  (193,902)
     (13,109)  Stancorp Financial Group Inc.                          (660,431)
      (8,251)  State Auto Financial Corporation                       (217,001)
         (40)  United Fire & Casualty Co.                               (1,164)
      (2,542)  White Mountains Insurance Group Ltd.                 (1,306,715)
                                                                 --------------
                                                                   (10,024,679)
                                                                 --------------
INTERNET & CATALOG RETAIL -- (0.2)%
     (17,200)  GSI Commerce, Inc.                                     (335,399)
                                                                 --------------

Shares                                                                    Value

INTERNET SOFTWARE & SERVICES -- (1.5)%
     (31,352)  EarthLink Inc.                                       $ (221,659)
    (199,167)  RealNetworks Inc.                                    (1,212,927)
     (15,523)  SAVVIS Inc.                                            (433,247)
     (29,346)  Yahoo! Inc.                                            (682,588)
                                                                 --------------
                                                                    (2,550,421)
                                                                 --------------
IT SERVICES -- (1.6)%
    (157,239)  BearingPoint, Inc.                                     (444,986)
     (16,608)  Cognizant Technology Solutions Corp. Cl A              (563,676)
     (69,900)  Isilon Systems Inc.                                    (355,092)
     (58,386)  Perot Systems Corp. Cl A                               (788,211)
        (250)  SRA International, Inc. Cl A                             (7,362)
    (104,479)  Unisys Corp.                                           (494,186)
                                                                 --------------
                                                                    (2,653,513)
                                                                 --------------
LIFE SCIENCES TOOLS & SERVICES -- (2.0)%
     (49,159)  Affymetrix Inc.                                      (1,137,539)
     (12,204)  AMAG Pharmaceuticals, Inc.                             (733,827)
     (37,086)  Pharmaceutical Product Development, Inc.             (1,497,162)
                                                                 --------------
                                                                    (3,368,528)
                                                                 --------------
MACHINERY -- (3.0)%
     (33,531)  Albany International Corp.                           (1,244,000)
     (21,416)  Briggs & Stratton Corp.                                (485,287)
     (28,157)  Graco Inc.                                           (1,049,130)
     (10,668)  Joy Global Inc.                                        (702,168)
     (15,244)  Terex Corp.                                            (999,549)
     (18,078)  Timken Co.                                             (593,862)
                                                                 --------------
                                                                    (5,073,996)
                                                                 --------------
MEDIA -- (0.8)%
     (80,973)  Charter Communications, Inc. Cl A                       (94,739)
     (56,808)  Gatehouse Media, Inc.                                  (498,774)
     (53,147)  Live Nation Inc.                                       (771,694)
                                                                 --------------
                                                                    (1,365,207)
                                                                 --------------
METALS & MINING -- (1.6)%
        (607)  Harry Winston Diamond Corp.                             (19,825)
      (1,377)  Kaiser Aluminum Corp.                                  (109,444)
     (42,330)  Natural Resource Partners L.P.                       (1,374,032)
        (418)  RTI International Metals, Inc.                          (28,813)
     (10,423)  Silver Standard Resources Inc.                         (380,752)
     (13,669)  Titanium Metals Corp.                                  (361,545)
     (16,718)  Watts Water Technologies, Inc. Cl A                    (498,196)
                                                                 --------------
                                                                    (2,772,607)
                                                                 --------------

------
14

Long-Short Equity

Shares                                                                    Value

MULTI-UTILITIES -- (2.2)%
     (50,924)  Avista Corp.                                       $ (1,096,903)
     (25,577)  Integrys Energy Group Inc.                           (1,322,075)
     (60,327)  PNM Resources Inc.                                   (1,294,014)
                                                                 --------------
                                                                    (3,712,992)
                                                                 --------------
MULTILINE RETAIL -- (0.4)%
     (35,114)  Dillard's Inc. Cl A                                    (659,441)
        (646)  Sears Holdings Corp.                                    (65,924)
                                                                 --------------
                                                                      (725,365)
                                                                 --------------
OIL, GAS & CONSUMABLE FUELS -- (8.7)%
     (38,707)  Arch Coal Inc.                                       (1,739,106)
     (12,992)  Cameco Corp.                                           (517,212)
     (12,728)  Cheniere Energy Inc.                                   (415,442)
     (11,606)  Delta Petroleum Corp.                                  (218,773)
     (26,760)  Enbridge Energy Partners, L.P. Cl A                  (1,352,450)
      (1,137)  Enbridge Inc.                                           (45,968)
     (18,265)  Encore Acquisition Co.                                 (609,503)
     (11,523)  Energy Transfer Equity, L.P.                           (405,955)
     (43,120)  Enterprise Products Partners L.P.                    (1,374,666)
     (42,902)  EXCO Resources, Inc.                                   (664,123)
     (36,428)  Goodrich Petroleum Corp.                               (824,001)
     (53,326)  Linn Energy LLC                                      (1,334,750)
     (37,903)  Oilsands Quest Inc.                                    (154,642)
     (26,872)  Peabody Energy Corp.                                 (1,656,390)
      (9,859)  Pioneer Natural Resources Co.                          (481,514)
     (15,974)  Quicksilver Resources Inc.                             (951,891)
      (7,588)  Regency Energy Partners L.P.                           (253,212)
     (10,365)  Southwestern Energy Co.                                (577,538)
      (9,098)  Ultra Petroleum Corp.                                  (650,507)
     (20,685)  World Fuel Services Corp.                              (600,486)
                                                                 --------------
                                                                   (14,828,129)
                                                                 --------------
PAPER & FOREST PRODUCTS -- (0.8)%
     (98,421)  Louisiana-Pacific Corp.                              (1,346,399)
                                                                 --------------
PERSONAL PRODUCTS -- (0.9)%
     (38,328)  Avon Products, Inc.                                  (1,515,106)
                                                                 --------------
PHARMACEUTICALS -- (1.1)%
     (58,650)  Alpharma Inc. Cl A                                   (1,181,797)
     (14,644)  Medicines Co.                                          (280,579)
     (29,431)  Mylan Laboratories Inc.                                (413,800)
                                                                 --------------
                                                                    (1,876,176)
                                                                 --------------

Shares                                                                    Value

REAL ESTATE INVESTMENT TRUSTS -- (3.4)%
     (58,603)  Cousins Properties Inc.                            $ (1,295,126)
     (33,244)  Douglas Emmett Inc.                                    (751,647)
     (45,089)  Equity One, Inc.                                     (1,038,400)
      (6,803)  First Industrial Realty Trust Inc.                     (235,383)
     (41,212)  Healthcare Realty Trust Inc.                         (1,046,373)
     (36,382)  Maguire Properties, Inc.                             (1,072,178)
     (10,142)  Post Properties, Inc.                                  (356,187)
                                                                 --------------
                                                                    (5,795,294)
                                                                 --------------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- (0.7)%
     (23,434)  Forest City Enterprises Cl A                         (1,041,407)
      (6,905)  St. Joe Co. (The)                                      (245,197)
                                                                 --------------
                                                                    (1,286,604)
                                                                 --------------
ROAD & RAIL -- (0.8)%
     (18,140)  AMERCO                                               (1,191,435)
     (13,441)  Hertz Global Holdings, Inc.                            (213,578)
                                                                 --------------
                                                                    (1,405,013)
                                                                 --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- (3.4)%
      (6,863)  Advanced Energy Industries, Inc.                        (89,768)
    (108,810)  Advanced Micro Devices, Inc.                           (816,075)
     (70,846)  Altera Corp.                                         (1,368,745)
     (85,134)  Marvell Technology Group Ltd.                        (1,190,173)
    (126,986)  Micron Technology, Inc.                                (920,648)
     (19,195)  Microsemi Corp.                                        (424,977)
      (1,574)  Silicon Laboratories Inc.                               (58,916)
    (224,793)  Spansion Inc. Cl A                                     (883,436)
                                                                 --------------
                                                                    (5,752,738)
                                                                 --------------
SOFTWARE -- (2.3)%
     (45,671)  ACI Worldwide, Inc.                                    (869,576)
     (16,625)  Parametric Technology Corp.                            (296,756)
     (38,527)  Quality Systems Inc.                                 (1,174,688)
     (56,974)  THQ Inc.                                             (1,606,097)
                                                                 --------------
                                                                    (3,947,117)
                                                                 --------------
SPECIALTY RETAIL -- (2.9)%
     (14,859)  Aaron Rents Inc.                                       (285,887)
     (24,358)  Borders Group Inc.                                     (259,413)
    (169,271)  Charming Shoppes, Inc.                                 (915,756)
     (35,127)  Chico's FAS, Inc.                                      (317,197)
    (151,557)  Circuit City Stores, Inc.                              (636,539)
     (22,452)  Group 1 Automotive, Inc.                               (533,235)
     (45,357)  Limited Brands, Inc.                                   (858,608)
        (139)  Stage Stores Inc.                                        (2,058)
      (6,110)  Tractor Supply Co.                                     (219,593)
     (60,990)  Zale Corp.                                             (979,499)
                                                                 --------------
                                                                    (5,007,785)
                                                                 --------------

------
15

Long-Short Equity

Shares                                                                    Value

STORAGE -- (0.3)%
     (65,566)  U-Store-It Trust                                     $ (600,585)
                                                                 --------------
TEXTILES, APPAREL & LUXURY GOODS -- (0.7)%
     (57,412)  Timberland Co. Cl A                                  (1,038,009)
      (1,119)  Under Armour, Inc. Cl A                                 (48,867)
      (4,804)  Volcom, Inc.                                           (105,832)
                                                                 --------------
                                                                    (1,192,708)
                                                                 --------------
THRIFTS & MORTGAGE FINANCE -- (0.7)%
      (6,715)  Brookline Bancorp, Inc.                                 (68,224)
     (24,568)  Capitol Federal Financial                              (761,608)
     (19,685)  Hudson City Bancorp, Inc.                              (295,669)
      (7,434)  NewAlliance Bancshares, Inc.                            (85,640)
                                                                 --------------
                                                                    (1,211,141)
                                                                 --------------
TRADING COMPANIES & DISTRIBUTORS -- (0.6)%
     (17,841)  Aircastle Ltd.                                         (469,754)
      (7,312)  Fastenal Co.                                           (295,550)
      (9,364)  Watsco Inc.                                            (344,221)
                                                                 --------------
                                                                    (1,109,525)
                                                                 --------------

       Shares                                                             Value

WATER UTILITIES -- (0.5)%
     (39,648)  Aqua America Inc.                                    $ (840,538)
                                                                 --------------
WIRELESS TELECOMMUNICATION SERVICES -- (1.2)%
     (19,930)  Clearwire Corp. Cl A                                   (273,240)
     (13,671)  NII Holdings, Inc.                                     (660,583)
    (151,531)  Terrestar Corp.                                      (1,098,600)
                                                                 --------------
                                                                    (2,032,423)
                                                                 --------------
TOTAL SECURITIES SOLD SHORT -- (89.6)%
(Proceeds $172,825,958)                                          $(152,697,577)
                                                                 ==============

Notes to Schedule of Investments

FHLB = Federal Home Loan Bank

(1) Securities are pledged with brokers as collateral for securities sold short.

(2) Non-income producing.

(3) Industry is less than 0.05% of total net assets.

(4) The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

------
16

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007 (UNAUDITED)

ASSETS

Investment securities, at value (cost of $158,416,543)                $164,820,174

Cash                                                                        30,925

Cash on deposit with brokers for securities sold short                 155,659,887

Receivable for investments sold                                          1,138,510

Receivable for capital shares sold                                         333,348

Dividend and interest receivable                                         1,856,934
                                                                      ------------
                                                                       323,839,778
                                                                      ------------

LIABILITIES

Securities sold short, at value (proceeds of $172,825,958)             152,697,577

Payable for capital shares redeemed                                        304,710

Accrued management fees                                                    199,536

Distribution fees payable                                                   13,486

Service fees (and distribution fees - A Class and R Class) payable          30,268

Dividend expense payable on securities sold short                          174,164
                                                                      ------------
                                                                       153,419,741
                                                                      ------------

NET ASSETS                                                            $170,420,037
                                                                      ============

See Notes to Financial Statements.

------
17

DECEMBER 31, 2007 (UNAUDITED)

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)                               $170,128,765

Undistributed net investment income                                         47,010

Accumulated net realized loss on investment and securities sold
short transactions                                                    (26,287,750)

Net unrealized appreciation on investments and securities sold
short                                                                   26,532,012
                                                                      ------------
                                                                      $170,420,037
                                                                      ============

INVESTOR CLASS, $0.01 PAR VALUE
Net assets                                                             $17,600,047
Shares outstanding                                                       1,600,486
Net asset value per share                                                   $11.00

INSTITUTIONAL CLASS, $0.01 PAR VALUE
Net assets                                                              $8,822,410
Shares outstanding                                                         800,805
Net asset value per share                                                   $11.02

A CLASS, $0.01 PAR VALUE
Net assets                                                            $121,469,700
Shares outstanding                                                      11,063,683
Net asset value per share                                                   $10.98
Maximum offering price (net asset value divided by 0.9425)                  $11.65

B CLASS, $0.01 PAR VALUE
Net assets                                                              $2,870,097
Shares outstanding                                                         263,677
Net asset value per share                                                   $10.88

C CLASS, $0.01 PAR VALUE
Net assets                                                             $19,093,879
Shares outstanding                                                       1,754,367
Net asset value per share                                                   $10.88

R CLASS, $0.01 PAR VALUE
Net assets                                                                $563,904
Shares outstanding                                                          51,483
Net asset value per share                                                   $10.95

See Notes to Financial Statements.

------
18

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2007 (UNAUDITED)

INVESTMENT INCOME (LOSS)

INCOME:

Dividend (net of foreign tax withheld of $86,887)                        $ 879,562

Interest                                                                 3,700,518
                                                                      ------------
                                                                         4,580,080
                                                                      ------------

EXPENSES:

Dividend expense on securities sold short                                1,311,678

Management fees                                                          1,209,098

Distribution fees:
 B Class                                                                    11,449
 C Class                                                                    71,193

Service fees:
 B Class                                                                     3,816
 C Class                                                                    23,731

Distribution and service fees:
 A Class                                                                   148,154
 R Class                                                                     1,405

Directors' fees and expenses                                                 2,903
                                                                      ------------
                                                                         2,783,427
                                                                      ------------

NET INVESTMENT INCOME (LOSS)                                             1,796,653
                                                                      ------------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN (LOSS) ON:

Investment transactions                                                (7,342,381)

Securities sold short transactions                                     (4,418,935)
                                                                      ------------
                                                                      (11,761,316)
                                                                      ------------

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

Investments                                                           (12,784,067)

Securities sold short                                                   20,469,499
                                                                      ------------
                                                                         7,685,432
                                                                      ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                                (4,075,884)
                                                                      ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       $(2,279,231)
                                                                      ============

See Notes to Financial Statements.

------
19

STATEMENT OF CHANGES IN NET ASSETS

SIX MONTHS ENDED DECEMBER 31, 2007 (UNAUDITED), SIX MONTHS ENDED
JUNE 30, 2007 AND YEAR ENDED DECEMBER 31, 2006

Increase (Decrease) in             December 31,      June 30,     December 31,
Net Assets                             2007          2007(1)          2006

OPERATIONS

Net investment income (loss)         $ 1,796,653     $ 1,491,457      $ 496,422

Net realized gain (loss)            (11,761,316)    (10,172,887)    (4,322,861)

Change in net unrealized
appreciation (depreciation)            7,685,432      18,000,685        808,006
                                   -------------   -------------   ------------
Net increase (decrease) in
net assets resulting
from operations                      (2,279,231)       9,319,255    (3,018,433)
                                   -------------   -------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:

 Investor Class                        (357,013)              --       (93,622)

 Institutional Class                   (187,233)              --      (138,245)

 A Class                             (2,313,076)              --      (272,299)

 B Class                                (44,308)              --             --

 C Class                               (292,689)              --             --

 R Class                                (10,057)              --        (1,260)
                                   -------------   -------------   ------------
Decrease in net assets
from distributions                   (3,204,376)              --      (505,426)
                                   -------------   -------------   ------------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in
net assets from
capital share transactions             2,277,793      70,475,417     94,367,430
                                   -------------   -------------   ------------

NET INCREASE (DECREASE)
IN NET ASSETS                        (3,205,814)      79,794,672     90,843,571

NET ASSETS

Beginning of period                  173,625,851      93,831,179      2,987,608
                                   -------------   -------------   ------------
End of period                       $170,420,037    $173,625,851    $93,831,179
                                   =============   =============   ============

Undistributed net
investment income                        $47,010      $1,454,733             --
                                   =============   =============  ============

(1) The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

See Notes to Financial Statements.

------
20

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2007 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Quantitative Equity Funds, Inc. (the
corporation) is registered under the Investment Company Act of 1940 (the 1940
Act) as an open-end management investment company. Long-Short Equity Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is to seek capital appreciation independent of equity market conditions. The fund buys, or takes long positions in, equity securities that have been identified as undervalued. The fund takes short positions in equity securities that have been identified as overvalued. The fund's investment process is designed to maintain approximately equal dollar amounts invested in long and short positions at all times. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue the Investor Class, the
Institutional Class, the A Class, the B Class, the C Class and the R Class.
The A Class may incur an initial sales charge. The A Class, B Class and C
Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.
Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by, or in accordance with procedures adopted by, the
Board of Directors or its designee if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Interest earned on segregated cash for securities sold short is reflected as interest income.

SECURITIES SOLD SHORT -- The fund may enter into a short sale, which is selling a security it does not own, as part of its normal investment activities. Upon selling a security short, the fund will segregate cash, cash equivalents or other appropriate liquid securities in an amount equal to the current market value of the securities sold short until the fund replaces the borrowed security. The fund is required to pay any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense. Liabilities for securities sold short are valued daily and recorded as unrealized appreciation (depreciation) on investments and securities sold short. The fund records realized gain (loss) on a security sold short when it is terminated by the fund and includes as a component of realized gain (loss)
on securities sold short transactions. The fund's risks in selling securities short include the possibility that the future increases in market value may exceed the liability recorded or that the lender of the security may terminate the loan at a disadvantageous price or time to the fund. In addition, while the realized gains on securities sold short are limited to the price at which it sold the security short, the losses may be unlimited.

------
21

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. At this time, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid twice per year.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with American Century Investment Management, Inc. (ACIM) (the investment advisor), under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act
(including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century family of funds. The rates for the Investment Category Fee range from 1.0480% to 1.2300% and the rates for the Complex Fee (Investor Class, A Class, B Class, C Class and R
Class) range from 0.2500% to 0.3100%. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class of the fund for the six months ended December 31, 2007 was
1.38% for all classes except Institutional Class, which was 1.18%.

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a separate
Master Distribution and Individual Shareholder Services Plan for each of the A
Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule
12b-1 of the 1940 Act. The plans provide that the A Class and the R Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25% for the A Class and 0.50% for the R Class. The plans provide that the B Class and C Class will each pay ACIS an annual distribution fee and service fee of 0.75% and 0.25%, respectively. The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for A Class, B
Class, C Class and R Class shares. Fees incurred under the plans during the six months ended December 31, 2007, are detailed in the Statement of
Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC.

Prior to December 12, 2007, the fund had a bank line of credit agreement with
JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund and a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in
ACC.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities and securities sold short, excluding short-term investments, for the six months ended December 31, 2007, were $318,238,011 and $309,924,241, respectively.

------
22

4. CAPITAL SHARE TRANSACTIONS

The corporation is authorized to issue 3,000,000,000 shares. Transactions in shares of the fund were as follows:

                       Six months ended             Six months ended               Year ended
                       December 31, 2007            June 30, 2007(1)           December 31, 2006

                     Shares        Amount         Shares        Amount        Shares        Amount
INVESTOR
CLASS/SHARES
AUTHORIZED          50,000,000                  100,000,000                 100,000,000
                   ===========                  ===========                 ===========
Sold                   603,644     $6,737,844       864,701    $9,420,827     1,718,301   $18,743,176
Issued in
reinvestment
of
distributions           18,408        202,672            --            --         3,685        38,325
Redeemed             (868,720)    (9,377,232)     (246,248)   (2,617,715)     (543,285)   (5,835,513)
                   -----------    -----------   -----------   -----------   -----------   -----------
                     (246,668)    (2,436,716)       618,453     6,803,112     1,178,701    12,945,988
                   -----------    -----------   -----------   -----------   -----------   -----------
INSTITUTIONAL
CLASS/SHARES
AUTHORIZED          50,000,000                   50,000,000                  50,000,000
                   ===========                  ===========                 ===========
Sold                   342,396      3,808,079       528,663     5,688,608     1,575,257    17,098,483
Issued in
reinvestment
of
distributions           16,975        187,233            --            --        13,091       136,278
Redeemed           (1,298,916)   (14,389,770)     (173,386)   (1,847,434)     (253,275)   (2,740,253)
                   -----------    -----------   -----------   -----------   -----------   -----------
                     (939,545)   (10,394,458)       355,277     3,841,174     1,335,073    14,494,508
                   -----------    -----------   -----------   -----------   -----------   -----------
A CLASS/
SHARES
AUTHORIZED          70,000,000                   20,000,000                  10,000,000
                   ===========                  ===========                 ===========
Sold                 4,144,852     46,163,676     5,118,446    55,707,427     5,664,375    61,024,181
Issued in
reinvestment
of
distributions          202,209      2,226,317            --            --        25,510       265,308
Redeemed           (3,105,484)   (33,350,651)     (703,115)   (7,546,795)     (333,110)   (3,539,959)
                   -----------    -----------   -----------   -----------   -----------   -----------
                     1,241,577     15,039,342     4,415,331    48,160,632     5,356,775    57,749,530
                   -----------    -----------   -----------   -----------   -----------   -----------
B CLASS/
SHARES
AUTHORIZED          10,000,000                   10,000,000                  10,000,000
                   ===========                  ===========                 ===========
Sold                    80,609        890,930       137,729     1,490,013        99,003     1,056,715
Issued in
reinvestment
of
distributions            2,186         23,822            --            --            --            --
Redeemed              (90,868)      (984,259)      (11,437)     (121,830)       (3,545)      (36,671)
                   -----------    -----------   -----------   -----------   -----------   -----------
                       (8,073)       (69,507)       126,292     1,368,183        95,458     1,020,044
                   -----------    -----------   -----------   -----------   -----------   -----------
C CLASS/
SHARES
AUTHORIZED          10,000,000                   10,000,000                  10,000,000
                   ===========                  ===========                 ===========
Sold                   530,080      5,865,717     1,023,562    10,971,641       786,894     8,432,061
Issued in
reinvestment
of
distributions           12,549        136,661            --            --            --            --
Redeemed             (560,349)    (5,877,863)      (62,407)     (669,692)      (25,962)     (275,961)
                   -----------    -----------   -----------   -----------   -----------   -----------
                      (17,720)        124,515       961,155    10,301,949       760,932     8,156,100
                   -----------    -----------   -----------   -----------   -----------   -----------
R CLASS/
SHARES
AUTHORIZED          10,000,000                   10,000,000                  10,000,000
                   ===========                  ===========                 ===========
Sold                       410          4,560            34           367            --            --
Issued in
reinvestment
of
distributions              918         10,057            --            --           121         1,260
                   -----------    -----------   -----------   -----------   -----------   -----------
                         1,328         14,617            34           367           121         1,260
                   -----------    -----------   -----------   -----------   -----------   -----------
Net increase
(decrease)              30,899     $2,277,793     6,476,542   $70,475,417     8,727,060   $94,367,430
                   ===========    ===========   ===========   ===========   ===========   ===========

(1) The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

------
23

5. BANK LINE OF CREDIT

Effective December 12, 2007, the fund, along with certain other funds managed by ACIM or ACGIM, has a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. Prior to December 12, 2007, the fund, along with certain other funds managed by ACIM or ACGIM, had a $500,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement, which is subject to annual renewal, bear interest at the
Federal Funds rate plus 0.40%. The fund did not borrow from the line during the six months ended December 31, 2007.

6. RISK FACTORS

The fund's investment process may produce high portfolio turnover and high short-term capital gains distributions. In addition, its investment approach may involve higher volatility, short sales risk and overweighting risk. The fund may suffer losses when taking long positions in market sectors or industries that are not offset by corresponding short positions, resulting in an over- or underweighted sector or industry.

7. FEDERAL TAX INFORMATION

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2007, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments                                      $159,286,419
                                                                    =============
Gross tax appreciation of investments                                 $16,506,832
Gross tax depreciation of investments                                (10,973,077)
                                                                    -------------
Net tax appreciation (depreciation) of investments                     $5,533,755
                                                                    =============
Net tax appreciation (depreciation) on securities sold short          $20,128,381
                                                                    -------------
Net tax appreciation (depreciation)                                   $25,662,136
                                                                    =============

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and on return of capital dividends.

As of June 30, 2007, the fund had accumulated capital losses of $(12,449,976), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Capital loss carryovers of $(726,362) and $(11,723,614) expire in 2014 and 2015, respectively.

8. RECENTLY ISSUED ACCOUNTING STANDARDS

The Financial Accounting Standards Board issued Statement of Financial
Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), in
September 2006, which is effective for fiscal years beginning after November
15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact that adopting FAS 157 will have on the financial statement disclosures.

------
24

FINANCIAL HIGHLIGHTS
Long-Short Equity

Investor Class

For a Share Outstanding Throughout the Years Ended December 31
(except as noted)
                                           2007(1)   2007(2)     2006     2005(3)

PER-SHARE DATA

Net Asset Value, Beginning of Period         $11.22    $10.40     $9.97     $10.00
                                           --------  --------   -------   --------
Income From Investment Operations

 Net Investment Income (Loss)(4)               0.13      0.14      0.24       0.06

 Net Realized and
 Unrealized Gain (Loss)                      (0.12)      0.68      0.27     (0.09)
                                           --------  --------   -------   --------
 Total From Investment Operations              0.01      0.82      0.51     (0.03)
                                           --------  --------   -------   --------
Distributions

 From Net Investment Income                  (0.23)        --    (0.08)         --

 From Net Realized Gains                         --        --        --         --
                                           --------  --------   -------   --------
 Total Distributions                         (0.23)        --    (0.08)         --
                                           --------  --------   -------   --------
Net Asset Value, End of Period               $11.00    $11.22    $10.40      $9.97
                                           ========  ========   =======   ========

TOTAL RETURN(5)                             (0.03)%     7.88%     5.08%    (0.30)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                         2.86%(6)  2.71%(6)     3.45%   2.76%(6)

Ratio of Net Investment Income
(Loss) to Average Net Assets               2.29%(6)  2.61%(6)     2.17%   2.23%(6)

Portfolio Turnover Rate                        181%      181%      428%       171%

Portfolio Turnover Rate
Excluding Short Sales                           77%       38%       50%        36%

Net Assets, End of Period
(in thousands)                              $17,600   $20,732   $12,781       $498

Ratio of Operating Expenses
(excluding dividend expense
on securities sold short)
to Average Net Assets                      1.38%(6)  1.39%(6)     1.38%   1.37%(6)

(1) Six months ended December 31, 2007 (unaudited).

(2) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(3) September 30, 2005 (fund inception) through December 31, 2005.

(4) Computed using average shares outstanding throughout the period.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

See Notes to Financial Statements.

------
25

Long-Short Equity

Institutional Class

For a Share Outstanding Throughout the Years Ended December 31
(except as noted)
                                        2007(1)    2007(2)    2006     2005(3)

PER-SHARE DATA

Net Asset Value,
Beginning of Period                       $11.24     $10.40    $9.97     $10.00
                                        --------   --------  -------   --------
Income From Investment Operations

 Net Investment Income (Loss)(4)            0.14       0.15     0.25       0.06

 Net Realized and
 Unrealized Gain (Loss)                   (0.12)       0.69     0.28     (0.09)
                                        --------   --------  -------   --------
 Total From Investment Operations           0.02       0.84     0.53     (0.03)
                                        --------   --------  -------   --------
Distributions

 From Net Investment Income               (0.24)         --   (0.10)         --

 From Net Realized Gains                      --         --       --         --
                                        --------   --------  -------   --------
 Total Distributions                      (0.24)         --   (0.10)         --
                                        --------   --------  -------   --------
Net Asset Value, End of Period            $11.02     $11.24   $10.40      $9.97
                                        ========   ========  =======   ========

TOTAL RETURN(5)                            0.06%      8.08%    5.30%    (0.30)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                      2.66%(6)   2.51%(6)    3.25%   2.56%(6)

Ratio of Net Investment Income
(Loss) to Average Net Assets            2.49%(6)   2.81%(6)    2.37%   2.43%(6)

Portfolio Turnover Rate                     181%       181%     428%       171%

Portfolio Turnover Rate
Excluding Short Sales                        77%        38%      50%        36%

Net Assets, End of Period
(in thousands)                            $8,822    $19,559  $14,412       $499

Ratio of Operating Expenses
(excluding dividend expense
on securities sold short)
to Average Net Assets                   1.18%(6)   1.19%(6)    1.18%   1.17%(6)

(1) Six months ended December 31, 2007 (unaudited).

(2) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(3) September 30, 2005 (fund inception) through December 31, 2005.

(4) Computed using average shares outstanding throughout the period.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

See Notes to Financial Statements.

------
26

Long-Short Equity

A Class

For a Share Outstanding Throughout the Years Ended December 31
(except as noted)
                                        2007(1)    2007(2)    2006     2005(3)

PER-SHARE DATA

Net Asset Value,
Beginning of Period                       $11.21     $10.40    $9.96     $10.00
                                        --------   --------  -------   --------
Income From Investment Operations

 Net Investment Income (Loss)(4)            0.11       0.13     0.20       0.05

 Net Realized and
 Unrealized Gain (Loss)                   (0.13)       0.68     0.29     (0.09)
                                        --------   --------  -------   --------
 Total From Investment Operations         (0.02)       0.81     0.49     (0.04)
                                        --------   --------  -------   --------
Distributions

 From Net Investment Income               (0.21)         --   (0.05)         --

 From Net Realized Gains                      --         --       --         --
                                        --------   --------  -------   --------
 Total Distributions                      (0.21)         --   (0.05)         --
                                        --------   --------  -------   --------
Net Asset Value, End of Period            $10.98     $11.21   $10.40      $9.96
                                        ========   ========  =======   ========

TOTAL RETURN(5)                          (0.07)%      7.79%    4.93%    (0.40)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                   3.11%(6)   2.96%(6)    3.70%   3.01%(6)

Ratio of Net Investment Income
(Loss) to Average Net Assets            2.04%(6)   2.36%(6)    1.92%   1.98%(6)

Portfolio Turnover Rate                     181%       181%     428%       171%

Portfolio Turnover Rate
Excluding Short Sales                        77%        38%      50%        36%

Net Assets, End of Period
(in thousands)                          $121,470   $110,065  $56,219       $498
Ratio of Operating Expenses
(excluding dividend expense
on securities sold short) to
Average Net Assets                      1.63%(6)   1.64%(6)    1.63%   1.62%(6)

(1) Six months ended December 31, 2007 (unaudited).

(2) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(3) September 30, 2005 (fund inception) through December 31, 2005.

(4) Computed using average shares outstanding throughout the period.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

See Notes to Financial Statements.

------
27

Long-Short Equity

B Class

For a Share Outstanding Throughout the Years Ended December 31
(except as noted)
                                            2007(1)    2007(2)    2006    2005(3)

PER-SHARE DATA

Net Asset Value, Beginning of Period         $11.11     $10.35   $9.94     $10.00
                                           --------   --------  ------   --------
Income From Investment Operations

 Net Investment Income (Loss)(4)               0.07       0.09    0.12       0.03

 Net Realized and
 Unrealized Gain (Loss)                      (0.13)       0.67    0.29     (0.09)
                                           --------   --------  ------   --------
 Total From Investment Operations            (0.06)       0.76    0.41     (0.06)
                                           --------   --------  ------   --------
Distributions

 From Net Investment Income                  (0.17)         --      --         --

 From Net Realized Gains                         --         --      --         --
                                           --------   --------  ------   --------
 Total Distributions                         (0.17)         --      --        ---
                                           --------   --------  ------   --------
Net Asset Value, End of Period               $10.88     $11.11  $10.35      $9.94
                                           ========   ========  ======   ========

TOTAL RETURN(5)                             (0.53)%      7.34%   4.12%    (0.60)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                         3.86%(6)   3.71%(6)   4.45%   3.76%(6)

Ratio of Net Investment Income
(Loss) to Average Net Assets               1.29%(6)   1.61%(6)   1.17%   1.23%(6)

Portfolio Turnover Rate                        181%       181%    428%       171%

Portfolio Turnover Rate
Excluding Short Sales                           77%        38%     50%        36%

Net Assets, End of Period
(in thousands)                               $2,870     $3,020  $1,505       $497

Ratio of Operating Expenses
(excluding dividend expense
on securities sold short)
to Average Net Assets                      2.38%(6)   2.39%(6)   2.38%   2.37%(6)

(1) Six months ended December 31, 2007 (unaudited).

(2) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(3) September 30, 2005 (fund inception) through December 31, 2005.

(4) Computed using average shares outstanding throughout the period.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

See Notes to Financial Statements.

------
28

Long-Short Equity

C Class

For a Share Outstanding Throughout the Years Ended December 31
(except as noted)
                                            2007(1)    2007(2)    2006    2005(3)

PER-SHARE DATA

Net Asset Value, Beginning of Period         $11.11     $10.35   $9.94     $10.00
                                           --------   --------  ------   --------
Income From Investment Operations

 Net Investment Income (Loss)(4)               0.07       0.09    0.12       0.03

 Net Realized and
 Unrealized Gain (Loss)                      (0.13)       0.67    0.29     (0.09)
                                           --------   --------  ------   --------
 Total From Investment Operations            (0.06)       0.76    0.41     (0.06)
                                           --------   --------  ------   --------
Distributions

 From Net Investment Income                  (0.17)         --      --         --

 From Net Realized Gains                         --         --      --         --
                                           --------   --------  ------   --------
 Total Distributions                         (0.17)         --      --         --
                                           --------   --------  ------   --------
Net Asset Value, End of Period               $10.88     $11.11  $10.35      $9.94
                                           ========   ========  ======   ========

TOTAL RETURN(5)                             (0.53)%      7.34%   4.12%    (0.60)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                         3.86%(6)   3.71%(6)   4.45%   3.76%(6)

Ratio of Net Investment Income
(Loss) to Average Net Assets               1.29%(6)   1.61%(6)   1.17%   1.23%(6)

Portfolio Turnover Rate                        181%       181%    428%       171%

Portfolio Turnover Rate
Excluding Short Sales                           77%        38%     50%        36%

Net Assets, End of Period
(in thousands)                              $19,094    $19,690  $8,393       $497

Ratio of Operating Expenses
(excluding dividend expense
on securities sold short)
to Average Net Assets                      2.38%(6)   2.39%(6)   2.38%   2.37%(6)

(1) Six months ended December 31, 2007 (unaudited).

(2) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(3) September 30, 2005 (fund inception) through December 31, 2005.

(4) Computed using average shares outstanding throughout the period.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

See Notes to Financial Statements.

------
29

Long-Short Equity

R Class

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
                                           2007(1)     2007(2)     2006    2005(3)

PER-SHARE DATA

Net Asset Value, Beginning of Period        $11.18      $10.39    $9.96     $10.00
                                          --------    --------   ------   --------
Income From Investment Operations

 Net Investment Income (Loss)(4)              0.10        0.11     0.17       0.04

 Net Realized and
 Unrealized Gain (Loss)                     (0.13)        0.68     0.29     (0.08)
                                          --------    --------   ------   --------
 Total From Investment Operations           (0.03)        0.79     0.46     (0.04)
                                          --------    --------   ------   --------
Distributions

 From Net Investment Income                 (0.20)          --   (0.03)         --

 From Net Realized Gains                        --          --       --         --
                                          --------    --------   ------   --------
 Total Distributions                        (0.20)          --   (0.03)         --
                                          --------    --------   ------   --------
Net Asset Value, End of Period              $10.95      $11.18   $10.39      $9.96
                                          ========    ========   ======   ========

TOTAL RETURN(5)                            (0.28)%       7.60%    4.57%    (0.40)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                     3.36%(6)    3.21%(6)    3.95%   3.26%(6)

Ratio of Net Investment Income
(Loss) to Average Net Assets              1.79%(6)    2.11%(6)    1.67%   1.73%(6)

Portfolio Turnover Rate                       181%        181%     428%       171%

Portfolio Turnover Rate
Excluding Short Sales                          77%         38%      50%        36%

Net Assets, End of Period
(in thousands)                                $564        $561     $521       $498

Ratio of Operating Expenses
(excluding dividend expense
on securities sold short)
to Average Net Assets                     1.88%(6)    1.89%(6)    1.88%   1.87%(6)

(1) Six months ended December 31, 2007 (unaudited).

(2) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(3) September 30, 2005 (fund inception) through December 31, 2005.

(4) Computed using average shares outstanding throughout the period.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

See Notes to Financial Statements.

------
30

PROXY VOTING RESULTS

A special meeting of shareholders was held on July 27, 2007, to vote on the following proposal. The proposal received the required number of votes of the
American Century Quantitative Equity Funds, Inc. and was adopted. A summary of voting results is listed below the proposal.

PROPOSAL:

To elect eight Directors to the Board of Director of American Century
Quantitative Equity Funds, Inc. (the proposal was voted on by all shareholders of funds issued by American Century Quantitative Equity Funds, Inc.).

Jonathan S. Thomas      For:                7,145,200,141
                        Withhold:             126,426,738
                        Abstain:                        0
                        Broker Non-Vote:                0

John Freidenrich        For:                7,143,997,806
                        Withhold:             127,629,073
                        Abstain:                        0
                        Broker Non-Vote:                0

Ronald J. Gilson        For:                7,145,719,111
                        Withhold:             125,907,768
                        Abstain:                        0
                        Broker Non-Vote:                0

Kathryn A. Hall         For:                7,146,961,667
                        Withhold:             124,665,212
                        Abstain:                        0
                        Broker Non-Vote:                0

Peter F. Pervere        For:                7,144,947,877
                        Withhold:             126,679,002
                        Abstain:                        0
                        Broker Non-Vote:                0

Myron S. Scholes        For:                7,144,481,478
                        Withhold:             127,145,401
                        Abstain:                        0
                        Broker Non-Vote:                0

John B. Shoven          For:                7,146,869,147
                        Withhold:             124,757,732
                        Abstain:                        0
                        Broker Non-Vote:                0

Jeanne D. Wohlers       For:                7,145,401,115
                        Withhold:             126,225,764
                        Abstain:                        0
                        Broker Non-Vote:                0

------
31

SHARE CLASS INFORMATION

Six classes of shares are authorized for sale by the fund: Investor Class,
Institutional Class, A Class, B Class, C Class and R Class. The total expense ratio of Institutional Class shares is lower than that of Investor Class shares. The total expense ratios of A Class, B Class, C Class and R Class shares are higher than that of Investor Class shares.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; and/or 2) through certain financial intermediaries (such as banks, broker-dealers, insurance companies and investment advisors), which may require payment of a transaction fee to the financial intermediary. The fund's prospectus contains additional information regarding eligibility for Investor Class shares.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the unified management fee of Institutional Class shares is 0.20% less than the unified management fee of Investor Class shares.

A CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, and insurance companies. A Class shares are sold at their offering price, which is net asset value plus an initial sales charge that ranges from 5.75% to 0.00% for equity funds, depending on the amount invested. The initial sales charge is deducted from the purchase amount before it is invested. A Class shares may be subject to a contingent deferred sales charge (CDSC). There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The prospectus contains information regarding reductions and waivers of sales charges for A Class shares. The unified management fee for A Class shares is the same as for Investor Class shares. A
Class shares also are subject to a 0.25% annual Rule 12b-1 distribution and service fee.

B CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, and insurance companies. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from
5.00% during the first year after purchase to 0.00% after the sixth year.
There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The unified management fee for B Class shares is the same as for Investor Class shares. B Class shares also are subject to a 1.00% annual
Rule 12b-1 distribution and service fee. B Class shares automatically convert to A Class shares (with lower expenses) eight years after their purchase date.

C CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, and insurance companies. C Class shares redeemed within 12 months of purchase are subject to a CDSC of 1.00%. There is no CDSC on shares acquired through reinvestment of dividends or capital gains.
The unified management fee for C Class shares is the same as for Investor
Class shares. C Class shares also are subject to a Rule 12b-1 distribution and service fee of 1.00%.

------
32

R CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. The unified management fee for R Class shares is the same as for Investor Class shares. R Class shares are subject to a 0.50%
annual Rule 12b-1 distribution and service fee.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences.

------
33

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's website at americancentury.com and on the Securities and
Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling
1-800-345-2021.

------
34

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The CITIGROUP 3-MONTH TREASURY BILL INDEX measures monthly return equivalents of yield averages that are not marked to market. This index is an average of the last three 3-month Treasury bill issues.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest companies in the Russell 3000 Index (the 3,000 largest publicly traded
U.S. companies, based on total market capitalization).

The RUSSELL 1000® GROWTH INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 1000® VALUE INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000® VALUE INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP® VALUE INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

------
35

Notes

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36

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

INVESTORS USING ADVISORS:
1-800-378-9878

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

0802
SH-SAN-58080N

[front cover]

AMERICAN CENTURY INVESTMENTS
Semiannual Report               December 31, 2007

[photo of winter]

International Core Equity Fund

[american century investments logo and text logo ®]

OUR MESSAGE TO YOU

[photo of Jonathan Thomas]

JONATHAN THOMAS
President and CEO
American Century Companies, Inc.

To help you monitor your investment, my colleagues and I take pride in providing you with the semiannual report for the American Century®
International Core Equity Fund for the six months ended December 31, 2007. I am honored to be addressing you in the "Our Message" space long devoted to company founder Jim Stowers, Jr. and his son Jim Stowers III.

Jim Stowers III stepped down from the American Century Companies, Inc. (ACC)
board of directors in July 2007, his final move in a well-planned career transition to pursue new ventures outside the company. This reflected his family's support of our company's direction and its leadership team.

The Stowers family remains an integral part of our heritage, leadership, and financial structure. In fact, Jim Stowers, Jr. continues as co-chair of the
ACC board with Richard Brown, who has been on the board since 1998.

American Century Investments®, our clients, and our employees have been my top priority since I became company president and CEO in March, 2007. We have also added the executive talents of overall chief investment officer (CIO) Enrique
Chang, international equity CIO Mark On, U.S. growth equity CIO Steve Lurito, and chief operating officer Barry Fink.

This skilled group, combined with our existing senior management team, has already had a positive impact on the development and management of the products and services we take pride in delivering to you. We believe the ultimate measure of our performance is our clients' success. Therefore, our focus continues to be on building a long-term relationship with you and on delivering superior investment performance across our product line.

/s/Jonathan Thomas

[photo of James E. Stowers, Jr.]

JAMES E. STOWERS, JR.
Founder and Co-Chairman of the Board
American Century Companies, Inc.

[photo of Richard Brown]

RICHARD BROWN
Co-Chairman of the Board
American Century Companies, Inc.

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .      2
      Foreign Stock Index Returns. . . . . . . . . . . . . . . . . . . . .      2

INTERNATIONAL CORE EQUITY

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund.
Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American
Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of chief investment officer]

By John Schniedwind, Chief Investment Officer, Quantitative Equity

THE WORLD IS FLAT

International equities were largely unchanged during the six months ended
December 31, 2007, as the broad global equity indexes posted flat returns (see the table below). However, the modest returns masked considerable volatility in many overseas stock markets.

Economic growth remained healthy in most regions of the world, boosted by strong consumption, rising job growth, and exports to fast-growing emerging economies such as China and India. The robust economic environment was the underpinning behind strong global equity performance over the past several years.

However, investors began to question the sustainability of this growth as a meltdown in the U.S. subprime mortgage industry in July led to a credit crunch that spread throughout the global financial markets, generating periodic market volatility and contributing to a shift toward risk aversion. In response, the U.S. Federal Reserve (the Fed), the European Central Bank, and
the Bank of England injected liquidity into their banking systems.

Although the central banks' actions helped alleviate some of the credit concerns, international stocks remained volatile and finished the period on a down note as a potential recession in the U.S. and subprime-related losses among financial firms worldwide led to further concerns about a peak in global economic growth.

EMERGING MARKETS DELIVERED THE BEST RETURNS

Emerging markets often underperform when investors reduce their appetite for risk, but that was not the case in the last half of 2007. Emerging markets were the world's standout performers, benefiting from higher commodity prices and favorable economic prospects.

Among developed markets, Pacific Rim countries (excluding Japan) were the top performers, generating double-digit gains for the six-month period. European markets advanced modestly, while the Japanese stock market declined notably amid sluggish domestic consumption.

The best-performing sector in the global financial markets was telecommunication services, reflecting the strong growth of wireless in emerging economies. Utilities and consumer staples, which are considered to be defensive sectors, also fared well. The weakest sectors were financials and consumer discretionary, which were impacted by the subprime mortgage crisis and a slowdown in consumer spending.

Foreign Stock Index Returns
For the six months ended December 31, 2007*

MSCI EAFE INDEX                           0.39%
MSCI EAFE Growth Index                    4.03%
MSCI EAFE Value Index                    -3.28%

MSCI WORLD FREE INDEX                    -0.12%
MSCI EM Index (emerging markets)         18.71%
MSCI Pacific Free ex-Japan Index         11.64%
MSCI Europe Index                         1.22%
MSCI Japan Index                         -6.89%

*Total returns for periods less than one year are not annualized.

------
2

PERFORMANCE
International Core Equity

Total Returns as of December 31, 2007
                                                Average Annual
                                                   Returns
                                                    Since        Inception
                         6 months(1)   1 year     Inception         Date

INVESTOR CLASS              -4.27%     8.41%        12.59%        11/30/06

MSCI EAFE INDEX             0.39%      11.17%       13.46%           --

Institutional Class         -4.24%     8.63%        12.79%        11/30/06

A Class
 No sales charge*           -4.43%     8.15%        12.33%
 With sales charge*         -9.89%     1.93%        6.36%         11/30/06

B Class
 No sales charge*           -4.82%     7.35%        11.47%
 With sales charge*         -9.82%     3.35%        7.81%         11/30/06

C Class
 No sales charge*           -4.82%     7.35%        11.47%
 With sales charge*         -5.72%     7.35%        11.47%        11/30/06

R Class                     -4.50%     7.88%        12.08%        11/30/06

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B
Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Please see the Share Class Information
pages for more about the applicable sales charges for each share class. The
SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
3

International Core Equity

Growth of $10,000 Over Life of Class

$10,000 investment made November 30, 2006

One-Year Returns Over Life of Class
Periods ended December 31
                       2006*     2007

Investor Class         4.90%    8.41%
MSCI EAFE Index        3.14%    11.17%

* From 11/30/06, the Investor Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
4

PORTFOLIO COMMENTARY
International Core Equity

Portfolio Managers: John Schniedwind, Zili Zhang, and Fei Zou

PERFORMANCE SUMMARY

International Core Equity returned -4.27%* for the six months ended December
31, 2007, trailing the 0.39% return of the fund's benchmark, the MSCI EAFE
Index.

Despite the portfolio's negative return for the six-month period, six of the ten sectors in the portfolio posted positive returns. The leading sectors included telecommunication services and health care, as well as utilities.
Among the declining sectors, financials and materials suffered double-digit losses.

International Core Equity's underperformance of the MSCI EAFE Index during the period resulted entirely from stock selection, most notably in the materials and financials sectors. On a regional basis, stock choices in the U.K. (the portfolio's largest country weighting on average during the period) and
Finland detracted the most, while China and Norway added value relative to the index.

MATERIALS AND FINANCIALS DETRACTED

The portfolio's materials and financials holdings underperformed their counterparts in the MSCI EAFE Index during the period. Our emphasis on metals and mining companies, which added value in the first half of 2007, had a negative impact in the last six months of the year. Three of the ten worst relative contributors were metals & mining stocks.

The weakest contributor in the portfolio was Finland-based Rautaruukki, which makes metal components for the construction and engineering industries.
Concerns about a ripple effect from weakness in U.S. construction led to a decline of more than 30% during the period. Another significant decliner was
Swedish mining and smelting company Boliden, which fell as a series of production stoppages and lower prices for some metals led to an earnings shortfall for the company.

In the financials sector, which comprised more than a quarter of the portfolio throughout the six-month period, underperformance was driven primarily by companies with exposure to the U.S. subprime mortgage meltdown. An example was
Royal Bank of Scotland, a U.K.-based financial services firm that owns
Citizens Financial Group, a regional bank in the U.S. that was impacted by the subprime woes.

CONSUMER STOCKS MIXED

The portfolio's consumer staples stocks also detracted from relative results, particularly among food products and beverage makers. The most noteworthy detractor was British soft drink maker Britvic, which blamed disappointing profits on the weather as the U.K. experienced one of its wettest summers ever.

Top Ten Holdings as of December 31, 2007
                                          % of net       % of net
                                        assets as of   assets as of
                                          12/31/07        6/30/07

Telefonica SA                               2.0%           2.4%
Royal Dutch Shell plc Cl B                  2.0%           0.1%
Vodafone Group plc                          1.9%            --
Nokia Oyj                                   1.8%            --
ENI SpA                                     1.8%           2.5%
iShares MSCI EAFE Index Fund                1.8%            --
BNP Paribas                                 1.7%           2.4%
Banco Santander Central Hispano SA          1.7%            --
E.On AG                                     1.7%            --
France Telecom SA                           1.7%            --

*All fund returns referenced in this commentary are for Investor Class shares.
Total returns for periods less than one year are not annualized.

------
5

International Core Equity

On the other hand, the portfolio's consumer discretionary holdings added value during the six-month period, led by auto makers and multi-line retailers.
German auto maker Volkswagen was the portfolio's top relative performance contributor, advancing as the company raised 2007 guidance for revenues and earnings. Another strong contributor was Chinese department store chain
Parkson Retail Group, which benefited from booming consumer sales in China and higher profit margins.

HEALTH CARE AND TELECOM OUTPERFORMED

Stock selection in the health care and telecommunication services sectors also contributed favorably to performance compared with the benchmark index. An overweight position in health care providers and stock choices among pharmaceutical firms provided the biggest boost to results in the health care sector. Swiss health care products supplier Galenica rallied after agreeing to acquire Canadian company Aspreva Pharmaceuticals, which develops treatments for rare diseases from existing drugs.

In the telecommunication services sector, virtually all of the outperformance resulted from an overweight in diversified telecom providers. Spanish telecom provider Telefonica posted a strong return thanks to robust growth in its
Latin American units, while France Telecom reported a healthy increase in earnings driven mainly by its wireless business, particularly in emerging markets.

A LOOK AHEAD

Global economic growth improved in 2007, but the economic slowdown in the
U.S., along with additional fallout from the subprime mortgage crisis, could have a dampening effect on worldwide growth in 2008. As a result, we could see continued volatility in the global equity markets in the coming year.

Regardless of the environment, however, our focus will remain on our disciplined, balanced investment approach, which we believe will produce favorable results over the long term.

Investments by Country as of December 31, 2007
                                                  % of net           % of net
                                                assets as of       assets as of
                                                  12/31/07            6/30/07

Japan                                              15.4%               16.6%
United Kingdom                                     14.2%               21.6%
France                                             11.0%               12.2%
Germany                                             9.8%               10.1%
Switzerland                                         8.1%               5.5%
Australia                                           6.8%               7.1%
Netherlands                                         5.4%               3.0%
Spain                                               5.3%               3.7%
Italy                                               3.5%               4.8%
Norway                                              3.0%               1.1%
Hong Kong                                           2.8%               2.2%
Finland                                             2.7%               2.0%
Singapore                                           2.5%               1.4%
Other Countries                                     8.3%               7.8%
Cash and Equivalents(1)                             1.2%               0.9%

(1) Includes temporary cash investments, securities lending collateral and other assets and liabilities.

Types of Investments in Portfolio
                                                  % of net           % of net
                                                assets as of       assets as of
                                                  12/31/07            6/30/07

Foreign Common Stocks & Rights                     98.8%               97.6%
Foreign Preferred Stocks                             --                1.5%
TOTAL EQUITY EXPOSURE                              98.8%               99.1%
Temporary Cash Investments                          2.4%                --
Other Assets and Liabilities(2)                    (1.2)%              0.9%

(2) Includes securities lending collateral and other assets and liabilities.

------
6

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account), American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional,
Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------
7

                             Beginning     Ending       Expenses Paid
                              Account     Account          During         Annualized
                               Value       Value           Period*          Expense
                               7/1/07     12/31/07    7/1/07 - 12/31/07     Ratio*
ACTUAL
Investor Class                 $1,000     $957.30           $5.71            1.16%
Institutional Class            $1,000     $957.60           $4.72            0.96%
A Class                        $1,000     $955.70           $6.93            1.41%
B Class                        $1,000     $951.80          $10.60            2.16%
C Class                        $1,000     $951.80          $10.60            2.16%
R Class                        $1,000     $955.00           $8.16            1.66%

HYPOTHETICAL
Investor Class                 $1,000    $1,019.30          $5.89            1.16%
Institutional Class            $1,000    $1,020.31          $4.88            0.96%
A Class                        $1,000    $1,018.05          $7.15            1.41%
B Class                        $1,000    $1,014.28         $10.94            2.16%
C Class                        $1,000    $1,014.28         $10.94            2.16%
R Class                        $1,000    $1,016.79          $8.42            1.66%

* Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

------
8

SCHEDULE OF INVESTMENTS
International Core Equity

DECEMBER 31, 2007 (UNAUDITED)

Shares                                                                       Value

Common Stocks & Rights -- 98.8%

AUSTRALIA -- 6.8%
         4,880  Australia and New Zealand Banking Group Ltd.             $ 117,516
         8,755  Coca-Cola Amatil Ltd.                                       72,784
           176  Incitec Pivot Ltd.                                          18,074
         1,602  Leighton Holdings Ltd.                                      85,978
        20,482  Macquarie Airports                                          72,745
         7,970  Minara Resources Ltd.                                       43,543
        11,900  Telstra Corp. Ltd.                                          48,943
         1,416  Westfield Group                                             26,077
         3,629  Westpac Banking Corp.                                       88,854
                                                                        ----------
                                                                           574,514
                                                                        ----------
AUSTRIA -- 1.2%
           171  Bank Austria Creditanstalt AG                               35,209
           991  voestalpine AG                                              70,861
                                                                        ----------
                                                                           106,070
                                                                        ----------
BELGIUM -- 0.3%
           492  Tessenderlo Chemie N.V.                                     23,851
                                                                        ----------
DENMARK -- 1.1%
           200  Carlsberg AS Cl B(1)                                        24,032
           986  Novo Nordisk AS B Shares                                    64,287
                                                                        ----------
                                                                            88,319
                                                                        ----------
FINLAND -- 2.7%
         4,000  Nokia Oyj                                                  153,823
         1,747  Rautaruukki Oyj                                             74,258
                                                                        ----------
                                                                           228,081
                                                                        ----------
FRANCE -- 11.0%
         2,482  Air France-KLM                                              87,164
         1,368  BNP Paribas                                                148,259
         2,640  Credit Agricole SA                                          88,933
         3,923  France Telecom SA                                          141,032
         1,177  Peugeot SA                                                  89,112
            64  Pierre & Vacances                                            8,840
           310  Plastic Omnium SA                                           16,590
         1,191  Rallye SA(1)                                                84,346
           570  Sanofi-Aventis                                              52,419
         1,600  Suez SA                                                    108,802
           624  Technip SA                                                  49,658
           193  Total SA                                                    16,016
           209  Unibail-Rodamco                                             45,753
                                                                        ----------
                                                                           936,924
                                                                        ----------
GERMANY -- 9.8%
            17  Allianz SE                                                   3,632
           150  BASF AG                                                     22,140
           178  Bayer AG                                                    16,209

Shares                                                                       Value

           392  DaimlerChrysler AG                                        $ 37,922
           700  Deutsche Bank AG                                            90,431
         1,800  Deutsche Lufthansa AG                                       47,606
           673  E.On AG                                                    142,714
         2,232  Gildemeister AG                                             59,519
           300  Merck KGaA                                                  38,489
           341  RWE AG                                                      47,724
         1,945  ThyssenKrupp AG                                            108,416
           531  Volkswagen AG                                              120,648
           816  Vossloh AG                                                  95,295
                                                                        ----------
                                                                           830,745
                                                                        ----------
HONG KONG -- 2.8%
         5,500  BOC Hong Kong Holdings Ltd.                                 15,411
         4,000  Chinese Estates Holdings Ltd.                                7,264
         1,000  CLP Holdings Ltd.                                            6,829
        16,000  Hang Lung Group Ltd.                                        87,408
         3,600  Hang Seng Bank Ltd.                                         74,282
        10,000  Industrial and Commercial Bank of China (Asia) Ltd.         26,931
         4,000  Pacific Basin Shipping Ltd.                                  6,453
         3,000  Wharf Holdings Ltd.                                         15,715
           375  Wharf Holdings Ltd. Rights                                     515
                                                                        ----------
                                                                           240,808
                                                                        ----------
ITALY -- 3.5%
        12,254  AEM SpA                                                     55,665
         3,300  Enel SpA                                                    38,901
         4,221  ENI SpA                                                    153,604
         1,937  Fiat SpA                                                    49,721
                                                                        ----------
                                                                           297,891
                                                                        ----------
JAPAN -- 15.4%
         2,700  Asahi Breweries Ltd.                                        45,881
         2,000  Capcom Co. Ltd.                                             51,349
           500  Daiichi Sankyo Co. Ltd.                                     15,405
         2,700  Fuji Machine Manufacturing Co. Ltd.                         58,737
        11,000  Itochu Corp.                                               107,190
         4,000  Japan Steel Works Ltd. (The)                                58,758
            14  Japan Tobacco Inc.                                          83,246
             2  KDDI Corp.                                                  14,893
         4,000  Kyowa Hakko Kogyo Co., Ltd.(1)                              42,741
         6,000  Marubeni Corp.                                              42,262
         1,000  Matsushita Electric Works, Ltd.                             11,119
         3,100  Mitsubishi Corp.                                            84,680
         1,000  Mitsubishi Materials Corp.                                   4,265
         5,000  Mitsubishi UFJ Financial Group, Inc.                        46,671
         1,200  Mitsumi Electric Co., Ltd.(1)                               40,161

------
9

International Core Equity

Shares                                                                       Value
           100  Nintendo Co., Ltd.                                        $ 60,887
         1,500  Nippon Mining Holdings, Inc.                                 9,663
        10,000  Nippon Oil Corp.                                            81,698
         4,000  Nippon Steel Corp.                                          24,703
         1,900  Nissan Motor Co., Ltd.                                      20,630
         2,100  Seiko Epson Corp.(1)                                        45,786
           200  Suzuken Co. Ltd.(1)                                          7,147
           200  Tohoku Electric Power Co., Inc.                              4,520
        12,000  Toshiba Corp.                                               89,737
         1,900  Toyoda Gosei Co. Ltd.(1)                                    67,134
         1,900  Toyota Boshoku Corp.(1)                                     61,665
           300  Toyota Motor Corp.                                          16,193
         1,000  Trend Micro Inc.                                            35,948
         3,200  Urban Corp.                                                 42,691
           800  Yamato Kogyo Co., Ltd.                                      32,833
                                                                        ----------
                                                                         1,308,593
                                                                        ----------
MULTI-NATIONAL -- 1.8%
         1,900  iShares MSCI EAFE Index Fund                               149,245
                                                                        ----------
NETHERLANDS -- 5.4%
         4,397  Aegon N.V.                                                  77,624
         1,216  Heineken Holding N.V.                                       68,769
         2,731  ING Groep N.V. CVA                                         106,674
           600  Koninklijke KPN N.V.                                        10,899
         4,034  Royal Dutch Shell plc Cl B                                 167,370
           673  Unilever N.V. CVA                                           24,715
                                                                        ----------
                                                                           456,051
                                                                        ----------
NEW ZEALAND(2)
           647  Telecom Corp. of New Zealand Ltd.                            2,157
                                                                        ----------
NORWAY -- 3.0%
           700  DnB NOR ASA                                                 10,612
         2,050  Frontline Ltd.(1)                                           97,653
         4,700  Norsk Hydro ASA                                             66,422
           850  StatoilHydro ASA                                            26,272
         1,250  Yara International ASA                                      57,380
                                                                        ----------
                                                                           258,339
                                                                        ----------
PEOPLE'S REPUBLIC OF CHINA -- 1.6%
        11,000  Parkson Retail Group Ltd.                                  132,530
                                                                        ----------
PORTUGAL -- 0.1%
           400  Banco Espirito Santo, SA                                     8,761
                                                                        ----------
SINGAPORE -- 2.5%
         2,000  Cosco Investment Singapore Ltd.                              8,029
         1,000  DBS Group Holdings Ltd.                                     14,377
         2,000  Jardine Cycle & Carriage Ltd.                               30,282
        10,000  Keppel Corp. Ltd.                                           90,290

Shares                                                                       Value

        25,000  Neptune Orient Lines Ltd.                                 $ 67,891
           500  Singapore Petroleum Co. Ltd.                                 2,629
                                                                        ----------
                                                                           213,498
                                                                        ----------
SOUTH AFRICA -- 1.0%
         1,350  Anglo American plc                                          82,543
                                                                        ----------
SPAIN -- 5.3%
         6,646  Banco Santander Central Hispano SA                         143,400
           600  Duro Felguera, SA                                            7,575
         1,519  Obrascon Huarte Lain, SA                                    50,879
           471  Promotora de Informaciones, SA                               8,746
         2,100  Repsol YPF, SA                                              74,786
         5,186  Telefonica SA                                              167,386
                                                                        ----------
                                                                           452,772
                                                                        ----------
SWEDEN -- 1.2%
         4,300  Boliden AB                                                  53,254
         2,300  Electrolux AB Series B                                      38,322
         1,000  Peab AB                                                     10,193
                                                                        ----------
                                                                           101,769
                                                                        ----------
SWITZERLAND -- 8.1%
         1,693  ABB Ltd.                                                    48,750
         2,122  Actelion Ltd.(3)                                            96,576
           500  Baloise Holding AG                                          49,260
            41  Banque Cantonale Vaudoise                                   18,055
            30  Bucher Industries AG                                         6,850
           300  Compagnie Financiere Richemont SA Cl A                      20,441
         2,115  Credit Suisse Group                                        127,006
           167  Galenica Holding AG                                         72,444
           277  Nestle SA                                                  126,763
           151  Roche Holding AG                                            25,977
            50  Swatch Group AG                                             14,971
           255  Swiss Life Holding                                          63,047
           300  Swiss Reinsurance                                           21,017
                                                                        ----------
                                                                           691,157
                                                                        ----------
UNITED KINGDOM -- 14.2%
         1,094  3i Group plc                                                21,783
           400  AstraZeneca plc                                             17,183
         6,967  Aviva plc                                                   93,080
         1,118  Barclays plc                                                11,186
           372  BHP Billiton plc                                            11,417
         4,082  BP plc                                                      49,836
         3,182  Britvic plc                                                 21,856
        21,558  BT Group plc                                               116,726
         5,270  Centrica plc                                                37,531
         1,438  Dairy Crest Group plc                                       16,643
         1,847  De La Rue plc                                               35,804

------
10

International Core Equity

Shares                                                                       Value

         4,556  Drax Group plc                                            $ 54,718
         5,000  HBOS plc                                                    72,954
         2,376  HSBC Holdings plc                                           39,715
        31,131  Legal & General Group plc                                   80,710
        11,000  Lloyds TSB Group plc                                       103,069
         2,838  Marks & Spencer Group plc                                   31,550
        22,100  Old Mutual plc                                              73,529
         9,494  Royal Bank of Scotland Group plc                            83,681
         1,087  Shire plc                                                   24,794
         1,200  Standard Chartered plc                                      43,927
        43,786  Vodafone Group plc                                         163,239
                                                                        ----------
                                                                         1,204,931
                                                                        ----------
TOTAL COMMON STOCKS & RIGHTS
(Cost $8,231,355)                                                        8,389,549
                                                                        ----------

Temporary Cash Investments -- 2.4%

Repurchase Agreement, Deutsche Bank Securities, Inc.,
(collateralized by various U.S. Treasury obligations, 4.50%,
4/30/09, valued at $204,073), in a joint trading account at 1.30%, dated 12/31/07, due 1/2/08 (Delivery value $200,014)
(Cost $200,000)                                                            200,000
                                                                        ----------

Temporary Cash Investments -- Securities Lending Collateral(4) -- 5.3%

Repurchase Agreement, BNP Paribas, (collateralized by various U.S.
Government Agency obligations in a pooled account at the lending
agent), 4.42%, dated 12/31/07, due 1/2/08 (Delivery value $175,043)        175,000

Repurchase Agreement, Lehman Brothers Inc., (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 4.45%, dated 12/31/07, due 1/2/08 (Delivery
value $175,043)                                                            175,000

Repurchase Agreement, Morgan Stanley Group, Inc., (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 4.35%, dated 12/31/07, due 1/2/08 (Delivery
value $102,720)                                                            102,695
                                                                        ----------
TOTAL TEMPORARY CASH INVESTMENTS --
SECURITIES LENDING COLLATERAL
(Cost $452,695)                                                            452,695
                                                                        ----------
TOTAL INVESTMENT SECURITIES -- 106.5%
(Cost $8,884,050)                                                        9,042,244
                                                                        ----------
OTHER ASSETS AND LIABILITIES -- (6.5)%                                   (554,180)
                                                                        ----------
TOTAL NET ASSETS -- 100.0%                                              $8,488,064
                                                                        ==========

Market Sector Diversification
(as a % of net assets)

Financials                       26.1%
Industrials                      13.5%
Consumer Discretionary            9.0%
Energy                            8.6%
Materials                         8.4%
Telecommunication Services        7.8%
Consumer Staples                  6.7%
Utilities                         5.9%
Information Technology            5.6%
Health Care                       5.4%
Diversified                       1.8%
Cash and Equivalents*             1.2%

* Includes temporary cash investments, securities lending collateral and other assets and liabilities.

Notes to Schedule of Investments

CVA = Certificaten Van Aandelen

EAFE = Europe, Australasia, and Far East

MSCI = Morgan Stanley Capital International

(1) Security, or a portion thereof, was on loan as of December 31, 2007.

(2) Category is less than 0.05% of total net assets.

(3) Non-income producing.

(4) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

As of December 31, 2007, securities with an aggregate value of $4,363,734, which represented 51.4% of total net assets, were valued in accordance with alternative pricing procedures adopted by the Board of Directors.

See Notes to Financial Statements.

------
11

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007 (UNAUDITED)
ASSETS

Investment securities -- at value (cost of $8,431,355) -- including
$433,264 of securities on loan                                          $8,589,549

Investments made with cash collateral received for securities on
loan, at value (cost of $452,695)                                          452,695
                                                                        ----------
Total investment securities, at value (cost of $8,884,050)               9,042,244

Cash                                                                        26,164

Receivable for capital shares sold                                          21,498

Dividends and interest receivable                                           11,562
                                                                        ----------
                                                                         9,101,468
                                                                        ----------

LIABILITIES

Payable for collateral received for securities on loan                     452,695

Payable for investments purchased                                          149,949

Accrued management fees                                                      7,974

Distribution fees payable                                                    1,488

Service fees (and distribution fees -- A Class and R Class) payable          1,298
                                                                        ----------
                                                                           613,404
                                                                        ----------

NET ASSETS                                                              $8,488,064
                                                                        ==========

See Notes to Financial Statements.

------
12

DECEMBER 31, 2007 (UNAUDITED)
NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)                                 $8,253,112

Accumulated net investment loss                                            (2,436)

Undistributed net realized gain on investment and foreign currency
transactions                                                                78,946

Net unrealized appreciation on investments and translation of assets
and liabilities in foreign currencies                                      158,442
                                                                        ----------
                                                                        $8,488,064
                                                                        ==========

INVESTOR CLASS, $0.01 PAR VALUE
Net assets                                                              $2,254,851
Shares outstanding                                                         212,463
Net asset value per share                                                   $10.61

INSTITUTIONAL CLASS, $0.01 PAR VALUE
Net assets                                                              $1,296,356
Shares outstanding                                                         122,131
Net asset value per share                                                   $10.61

A CLASS, $0.01 PAR VALUE
Net assets                                                              $1,470,332
Shares outstanding                                                         138,576
Net asset value per share                                                   $10.61
Maximum offering price (net asset value divided by 0.9425)                  $11.26

B CLASS, $0.01 PAR VALUE
Net assets                                                              $1,154,141
Shares outstanding                                                         108,848
Net asset value per share                                                   $10.60

C CLASS, $0.01 PAR VALUE
Net assets                                                              $1,163,434
Shares outstanding                                                         109,724
Net asset value per share                                                   $10.60

R CLASS, $0.01 PAR VALUE
Net assets                                                              $1,148,950
Shares outstanding                                                         108,316
Net asset value per share                                                   $10.61

See Notes to Financial Statements.

------
13

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2007 (UNAUDITED)
INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of foreign taxes withheld of $5,527)                      $ 96,106

Securities lending, net                                                     2,621

Interest                                                                       61
                                                                       ----------
                                                                           98,788
                                                                       ----------

EXPENSES:

Management fees                                                            44,891

Distribution fees:

 B Class                                                                    4,494

 C Class                                                                    4,547

Service fees:

 B Class                                                                    1,498

 C Class                                                                    1,516

Distribution and service fees:

 A Class                                                                    1,803

 R Class                                                                    2,984

Directors' fees and expenses                                                  129

Other expenses                                                                251
                                                                       ----------
                                                                           62,113
                                                                       ----------

NET INVESTMENT INCOME (LOSS)                                               36,675
                                                                       ----------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN (LOSS) ON:

Investment transactions                                                  (45,496)

Foreign currency transactions                                             174,964
                                                                       ----------
                                                                          129,468
                                                                       ----------

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

Investments                                                             (801,665)

Translation of assets and liabilities in foreign currencies               236,180
                                                                       ----------
                                                                        (565,485)
                                                                       ----------

NET REALIZED AND UNREALIZED GAIN (LOSS)                                 (436,017)
                                                                       ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        $(399,342)
                                                                       ==========

See Notes to Financial Statements.

------
14

STATEMENT OF CHANGES IN NET ASSETS

SIX MONTHS ENDED DECEMBER 31, 2007 (UNAUDITED) AND PERIOD ENDED JUNE 30, 2007(1)
                                                      December 31,       June 30,
Increase (Decrease) in Net Assets                         2007             2007

OPERATIONS

Net investment income (loss)                                $ 36,675         $ 76,202

Net realized gain (loss)                                     129,468          347,569

Change in net unrealized appreciation
(depreciation)                                             (565,485)          723,927
                                                      --------------   --------------
Net increase (decrease) in net assets resulting
from operations                                            (399,342)        1,147,698
                                                      --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:

 Investor Class                                             (39,620)               --

 Institutional Class                                        (25,247)               --

 A Class                                                    (23,047)               --

 B Class                                                     (9,938)               --

 C Class                                                    (10,018)               --

 R Class                                                    (15,423)               --

From net realized gains:

 Investor Class                                            (103,169)               --

 Institutional Class                                        (59,422)               --

 A Class                                                    (69,181)               --

 B Class                                                    (55,228)               --

 C Class                                                    (55,672)               --

 R Class                                                    (54,677)               --
                                                      --------------   --------------
Decrease in net assets from distributions                  (520,642)               --
                                                      --------------   --------------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets from
capital share transactions                                 1,839,078        6,421,272
                                                      --------------   --------------

NET INCREASE (DECREASE) IN NET ASSETS                        919,094        7,568,970

NET ASSETS

Beginning of period                                        7,568,970               --
                                                      --------------   --------------
End of period                                             $8,488,064       $7,568,970
                                                      ==============   ==============

Accumulated undistributed net investment income
(loss)                                                      $(2,436)          $84,182
                                                      ==============   ==============

(1) November 30, 2006 (fund inception) through June 30, 2007.

See Notes to Financial Statements.

------
15

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2007 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Quantitative Equity Funds, Inc. (the
corporation) is registered under the Investment Company Act of 1940 (the 1940
Act) as an open-end management investment company. International Core Equity
Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in equity securities of companies located in developed countries, excluding the United States and Canada. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue the Investor Class, the
Institutional Class, the A Class, the B Class, the C Class and the R Class.
The A Class may incur an initial sales charge. The A Class, B Class and C
Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.
Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets. All classes of the fund commenced sale on November 30,
2006, the fund's inception date.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by, or in accordance with procedures adopted by, the
Board of Directors or its designee if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The realized and unrealized tax provision reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The fund may lend portfolio securities through its lending agent to certain approved borrowers in order to earn additional income. The income earned, net of any rebates or fees, is included in the
Statement of Operations. The fund continues to recognize any gain or loss in the market price of the securities loaned and records any interest earned or dividends declared.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

------
16

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on foreign currency transactions and unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

EXCHANGE TRADED FUNDS -- The fund may invest in exchange traded funds (ETFs).
ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.
Additionally, ETFs have management fees, which increase their cost.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. At this time, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid annually. Distributions from net realized gains, if any, are generally declared and paid twice per year.

REDEMPTION -- The fund may impose a 2.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is recorded as a reduction in the cost of shares redeemed. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when a fund sells securities to meet investor redemptions.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

------
17

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act
(including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century family of funds. The rates for the Investment Category Fee range from 0.8180% to 1.0000%. The rates for the Complex Fee (Investor Class, A Class, B Class, C Class and R Class)
range from 0.2500% to 0.3100%. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class of the fund for the six months ended December 31, 2007 was 1.15%
for all classes except Institutional Class, which was 0.95%.

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a separate
Master Distribution and Individual Shareholder Services Plan for each of the A
Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule
12b-1 of the 1940 Act. The plans provide that the A Class and the R Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25% for the A Class and 0.50% for the R Class. The plans provide that the B Class and C Class will each pay ACIS an annual distribution fee and service fee of 0.75% and 0.25%, respectively. The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for A Class, B
Class, C Class and R Class shares. Fees incurred under the plans during the six months ended December 31, 2007, are detailed in the Statement of
Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC. ACIM owns 81% of the shares of the fund.

The fund has a securities lending agreement with JPMorgan Chase Bank (JPMCB).
Prior to December 12, 2007, the fund had a bank line of credit agreement with
JPMCB. JPMCB is a custodian of the fund and a wholly owned subsidiary of
JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the six months ended December 31, 2007, were $6,507,853 and
$5,186,776, respectively.

------
18

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:

                                 Six months ended              Period ended
                                December 31, 2007            June 30, 2007(1)
                               Shares        Amount        Shares        Amount
INVESTOR CLASS/SHARES
AUTHORIZED                   100,000,000                 100,000,000
                             ===========                 ===========
Sold                              79,877     $ 948,657       127,758    $1,308,099

Issued in reinvestment of
distributions                     13,770       142,789            --            --

Redeemed                         (6,841)   (76,899)(2)       (2,101)   (23,693)(3)
                             -----------   -----------   -----------   -----------
                                  86,806     1,014,547       125,657     1,284,406
                             -----------   -----------   -----------   -----------
INSTITUTIONAL
CLASS/SHARES AUTHORIZED       50,000,000                  50,000,000
                             ===========                 ===========
Sold                              12,466       140,690       101,500     1,015,013

Issued in reinvestment of
distributions                      8,165        84,669            --            --
                             -----------   -----------   -----------   -----------
                                  20,631       225,359       101,500     1,015,013
                             -----------   -----------   -----------   -----------
A CLASS/SHARES AUTHORIZED     10,000,000                  10,000,000
                             ===========                 ===========
Sold                              27,581       323,740       103,325     1,036,231

Issued in reinvestment of
distributions                      7,671        79,550            --            --

Redeemed                             (1)          (12)            --            --
                             -----------   -----------   -----------   -----------
                                  35,251       403,278       103,325     1,036,231
                             -----------   -----------   -----------   -----------
B CLASS/SHARES AUTHORIZED     10,000,000                  10,000,000
                             ===========                 ===========
Sold                                 479         5,721       102,284     1,023,994

Issued in reinvestment of
distributions                      6,290        65,166            --            --

Redeemed                           (205)    (2,232)(4)            --            --
                             -----------   -----------   -----------   -----------
                                   6,564        68,655       102,284     1,023,994
                             -----------   -----------   -----------   -----------
C CLASS/SHARES AUTHORIZED     10,000,000                  10,000,000
                             ===========                 ===========
Sold                                 204         2,550       104,182     1,046,615

Issued in reinvestment of
distributions                      6,341        65,690            --            --

Redeemed                         (1,003)      (11,700)            --            --
                             -----------   -----------   -----------   -----------
                                   5,542        56,540       104,182     1,046,615
                             -----------   -----------   -----------   -----------
R CLASS/SHARES AUTHORIZED     10,000,000                  10,000,000
                             ===========                 ===========
Sold                                  50           599       101,500     1,015,013

Issued in reinvestment of
distributions                      6,766        70,100            --            --
                             -----------   -----------   -----------   -----------
                                   6,816        70,699       101,500     1,015,013
                             -----------   -----------   -----------   -----------
Net increase (decrease)          161,610    $1,839,078       638,448    $6,421,272
                             ===========   ===========   ===========   ===========

(1) November 30, 2006 (fund inception) through June 30, 2007.

(2) Net of redemption fees of $56.

(3) Net of redemption fees of $117.

(4) Net of redemption fees of $119.

5. SECURITIES LENDING

As of December 31, 2007, securities in the fund valued at $433,264 were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and
Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total value of all collateral received, at this date, was $452,695. The fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the fund may be delayed or limited.

------
19

6. BANK LINE OF CREDIT

Effective December 12, 2007, the fund, along with certain other funds managed by ACIM or ACGIM, has a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. Prior to December 12, 2007, the fund, along with certain other funds managed by ACIM or ACGIM, had a $500,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement, which is subject to annual renewal, bear interest at the
Federal Funds rate plus 0.40%. The fund did not borrow from the line during the six months ended December 31, 2007.

7. RISK FACTORS

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.
Investing in emerging markets may accentuate these risks.

8. FEDERAL TAX INFORMATION

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2007, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments                           $8,884,984
                                                         ===========
Gross tax appreciation of investments                      $ 644,564
Gross tax depreciation of investments                      (487,304)
                                                         -----------
Net tax appreciation (depreciation) of investments         $ 157,260
                                                         ===========

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

9. RECENTLY ISSUED ACCOUNTING STANDARDS

The Financial Accounting Standards Board issued Statement of Financial
Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), in
September 2006, which is effective for fiscal years beginning after November
15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact that adopting FAS 157 will have on the financial statement disclosures.

------
20

FINANCIAL HIGHLIGHTS
International Core Equity

Investor Class
For a Share Outstanding Throughout the Periods Indicated
                                                         2007(1)    2007(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                      $11.88     $10.00
                                                        --------   --------
Income From Investment Operations

 Net Investment Income (Loss)(3)                            0.07       0.15

 Net Realized and Unrealized Gain (Loss)                  (0.59)       1.73
                                                        --------   --------
 Total From Investment Operations                         (0.52)       1.88
                                                        --------   --------
Distributions

 From Net Investment Income                               (0.21)         --

 From Net Realized Gains                                  (0.54)         --
                                                        --------   --------
 Total Distributions                                      (0.75)         --
                                                        --------   --------
Net Asset Value, End of Period                            $10.61     $11.88
                                                        ========   ========

TOTAL RETURN(4)                                          (4.27)%     18.80%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets       1.16%(5)   1.18%(5)

Ratio of Net Investment Income (Loss)
to Average Net Assets                                   1.31%(5)   2.30%(5)

Portfolio Turnover Rate                                      66%        51%

Net Assets, End of Period (in thousands)                  $2,255     $1,493

(1) Six months ended December 31, 2007 (unaudited).

(2) November 30, 2006 (fund inception) through June 30, 2007.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
21

International Core Equity

Institutional Class
For a Share Outstanding Throughout the Periods Indicated
                                                         2007(1)    2007(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                      $11.90     $10.00
                                                        --------   --------
Income From Investment Operations

 Net Investment Income (Loss)(3)                            0.09       0.16

 Net Realized and Unrealized Gain (Loss)                  (0.61)       1.74
                                                        --------   --------
 Total From Investment Operations                         (0.52)       1.90
                                                        --------   --------
Distributions

 From Net Investment Income                               (0.23)         --

 From Net Realized Gains                                  (0.54)         --
                                                        --------   --------
 Total Distributions                                      (0.77)         --
                                                        --------   --------
Net Asset Value, End of Period                            $10.61     $11.90
                                                        ========   ========

TOTAL RETURN(4)                                          (4.24)%     19.00%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets       0.96%(5)   0.98%(5)

Ratio of Net Investment Income (Loss)
to Average Net Assets                                   1.51%(5)   2.50%(5)

Portfolio Turnover Rate                                      66%        51%

Net Assets, End of Period (in thousands)                  $1,296     $1,208

(1) Six months ended December 31, 2007 (unaudited).

(2) November 30, 2006 (fund inception) through June 30, 2007.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
22

International Core Equity

A Class
For a Share Outstanding Throughout the Periods Indicated
                                                         2007(1)    2007(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                      $11.87     $10.00
                                                        --------   --------
Income From Investment Operations

 Net Investment Income (Loss)(3)                            0.06       0.13

 Net Realized and Unrealized Gain (Loss)                  (0.60)       1.74
                                                        --------   --------
 Total From Investment Operations                         (0.54)       1.87
                                                        --------   --------
Distributions

 From Net Investment Income                               (0.18)         --

 From Net Realized Gains                                  (0.54)         --
                                                        --------   --------
 Total Distributions                                      (0.72)         --
                                                        --------   --------
Net Asset Value, End of Period                            $10.61     $11.87
                                                        ========   ========

TOTAL RETURN(4)                                          (4.43)%     18.70%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets       1.41%(5)   1.43%(5)

Ratio of Net Investment Income (Loss)
to Average Net Assets                                   1.06%(5)   2.05%(5)

Portfolio Turnover Rate                                      66%        51%

Net Assets, End of Period (in thousands)                  $1,470     $1,226

(1) Six months ended December 31, 2007 (unaudited).

(2) November 30, 2006 (fund inception) through June 30, 2007.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
23

International Core Equity

B Class
For a Share Outstanding Throughout the Periods Indicated
                                                         2007(1)    2007(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                      $11.81     $10.00
                                                        --------   --------
Income From Investment Operations

 Net Investment Income (Loss)(3)                            0.02       0.08

 Net Realized and Unrealized Gain (Loss)                  (0.59)       1.73
                                                        --------   --------
 Total From Investment Operations                         (0.57)       1.81
                                                        --------   --------
Distributions

 From Net Investment Income                               (0.10)         --

 From Net Realized Gains                                  (0.54)         --
                                                        --------   --------
 Total Distributions                                      (0.64)         --
                                                        --------   --------
Net Asset Value, End of Period                            $10.60     $11.81
                                                        ========   ========

TOTAL RETURN(4)                                          (4.82)%     18.20%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets       2.16%(5)   2.18%(5)

Ratio of Net Investment Income (Loss)
to Average Net Assets                                   0.31%(5)   1.30%(5)

Portfolio Turnover Rate                                      66%        51%

Net Assets, End of Period (in thousands)                  $1,154     $1,208

(1) Six months ended December 31, 2007 (unaudited).

(2) November 30, 2006 (fund inception) through June 30, 2007.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
24

International Core Equity

C Class
For a Share Outstanding Throughout the Periods Indicated
                                                         2007(1)    2007(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                      $11.82     $10.00
                                                        --------   --------
Income From Investment Operations

 Net Investment Income (Loss)(3)                            0.02       0.08

 Net Realized and Unrealized Gain (Loss)                  (0.60)       1.74
                                                        --------   --------
 Total From Investment Operations                         (0.58)       1.82
                                                        --------   --------
Distributions

 From Net Investment Income                               (0.10)         --

 From Net Realized Gains                                  (0.54)         --
                                                        --------   --------
 Total Distributions                                      (0.64)         --
                                                        --------   --------
Net Asset Value, End of Period                            $10.60     $11.82
                                                        ========   ========

TOTAL RETURN(4)                                          (4.82)%     18.20%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets       2.16%(5)   2.18%(5)

Ratio of Net Investment Income (Loss)
to Average Net Assets                                   0.31%(5)   1.30%(5)

Portfolio Turnover Rate                                      66%        51%

Net Assets, End of Period (in thousands)                  $1,163     $1,231

(1) Six months ended December 31, 2007 (unaudited).

(2) November 30, 2006 (fund inception) through June 30, 2007.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
25

International Core Equity

R Class
For a Share Outstanding Throughout the Periods Indicated
                                                         2007(1)    2007(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                      $11.85     $10.00
                                                        --------   --------
Income From Investment Operations

 Net Investment Income (Loss)(3)                            0.05       0.11

 Net Realized and Unrealized Gain (Loss)                  (0.60)       1.74
                                                        --------   --------
 Total From Investment Operations                         (0.55)       1.85
                                                        --------   --------
Distributions

 From Net Investment Income                               (0.15)         --

 From Net Realized Gains                                  (0.54)         --
                                                        --------   --------
 Total Distributions                                      (0.69)         --
                                                        --------   --------
Net Asset Value, End of Period                            $10.61     $11.85
                                                        ========   ========

TOTAL RETURN(4)                                          (4.50)%     18.50%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets       1.66%(5)   1.68%(5)

Ratio of Net Investment Income (Loss)
to Average Net Assets                                   0.81%(5)   1.80%(5)

Portfolio Turnover Rate                                      66%        51%

Net Assets, End of Period (in thousands)                  $1,149     $1,203

(1) Six months ended December 31, 2007 (unaudited).

(2) November 30, 2006 (fund inception) through June 30, 2007.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
26

PROXY VOTING RESULTS

A special meeting of shareholders was held on July 27, 2007, to vote on the following proposal. The proposal received the required number of votes of the
American Century Quantitative Equity Funds, Inc. and was adopted. A summary of voting results is listed below the proposal.

PROPOSAL:

To elect eight Directors to the Board of Director of American Century
Quantitative Equity Funds, Inc. (the proposal was voted on by all shareholders of funds issued by American Century Quantitative Equity Funds, Inc.).

Jonathan S. Thomas      For:                7,145,200,141
                        Withhold:             126,426,738
                        Abstain:                        0
                        Broker Non-Vote:                0

John Freidenrich        For:                7,143,997,806
                        Withhold:             127,629,073
                        Abstain:                        0
                        Broker Non-Vote:                0

Ronald J. Gilson        For:                7,145,719,111
                        Withhold:             125,907,768
                        Abstain:                        0
                        Broker Non-Vote:                0

Kathryn A. Hall         For:                7,146,961,667
                        Withhold:             124,665,212
                        Abstain:                        0
                        Broker Non-Vote:                0

Peter F. Pervere        For:                7,144,947,877
                        Withhold:             126,679,002
                        Abstain:                        0
                        Broker Non-Vote:                0

Myron S. Scholes        For:                7,144,481,478
                        Withhold:             127,145,401
                        Abstain:                        0
                        Broker Non-Vote:                0

John B. Shoven          For:                7,146,869,147
                        Withhold:             124,757,732
                        Abstain:                        0
                        Broker Non-Vote:                0

Jeanne D. Wohlers       For:                7,145,401,115
                        Withhold:             126,225,764
                        Abstain:                        0
                        Broker Non-Vote:                0

------
27

SHARE CLASS INFORMATION

Six classes of shares are authorized for sale by the fund: Investor Class,
Institutional Class, A Class, B Class, C Class and R Class. The total expense ratio of Institutional Class shares is lower than that of Investor Class shares. The total expense ratios of A Class, B Class, C Class and R Class shares are higher than that of Investor Class shares.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; and/or 2) through certain financial intermediaries (such as banks, broker-dealers, insurance companies and investment advisors), which may require payment of a transaction fee to the financial intermediary. The fund's prospectus contains additional information regarding eligibility for Investor Class shares.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the unified management fee of Institutional Class shares is 0.20% less than the unified management fee of Investor Class shares.

A CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. A Class shares are sold at their offering price, which is net asset value plus an initial sales charge that ranges from 5.75%
to 0.00% for equity funds, depending on the amount invested. The initial sales charge is deducted from the purchase amount before it is invested. A Class shares may be subject to a contingent deferred sales charge (CDSC). There is no CDSC on shares acquired through reinvestment of dividends or capital gains.
The prospectus contains information regarding reductions and waivers of sales charges for A Class shares. The unified management fee for A Class shares is the same as for Investor Class shares. A Class shares also are subject to a
0.25% annual Rule 12b-1 distribution and service fee.

B CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% after the sixth year. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The unified management fee for B Class shares is the same as for Investor Class shares. B Class shares also are subject to a 1.00% annual Rule 12b-1 distribution and service fee. B
Class shares automatically convert to A Class shares (with lower expenses)
eight years after their purchase date.

------
28

C CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. C Class shares redeemed within 12 months of purchase are subject to a CDSC of 1.00%. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The unified management fee for C
Class shares is the same as for Investor Class shares. C Class shares also are subject to a Rule 12b-1 distribution and service fee of 1.00%.

R CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. The unified management fee for R Class shares is the same as for Investor Class shares. R Class shares are subject to a 0.50%
annual Rule 12b-1 distribution and service fee.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences.

------
29

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's website at americancentury.com and on the Securities and
Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling
1-800-345-2021.

------
30

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as a fund performance comparisons. They are not investment products available for purchase.

Morgan Stanley Capital International (MSCI) has developed several indices that measure the performance of foreign stock markets.

The MSCI EAFE® (EUROPE, AUSTRALASIA, FAR EAST) INDEX is designed to measure developed market equity performance, excluding the U.S. and Canada.

The MSCI EAFE® GROWTH INDEX is a capitalization-weighted index that monitors the performance of growth stocks from Europe, Australasia, and the Far East.

The MSCI EAFE® VALUE INDEX is a capitalization-weighted index that monitors the performance of value stocks from Europe, Australasia, and the Far East.

The MSCI EM (EMERGING MARKETS) INDEX represents the performance of stocks in global emerging market countries.

The MSCI EUROPE INDEX is designed to measure equity market performance in
Europe.

The MSCI JAPAN INDEX is designed to measure equity market performance in Japan.

The MSCI PACIFIC FREE EX-JAPAN INDEX is a free float-adjusted market capitalization index that is designed to measure equity market performance in the Pacific region less Japan.

The MSCI WORLD FREE INDEX represents the performance of stocks in developed countries (including the United States) that are available for purchase by global investors.

------
31

NOTES

------
32

[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

INVESTORS USING ADVISORS:
1-800-378-9878

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

0802
SH-SAN-58078N

[front cover]

AMERICAN CENTURY INVESTMENTS
Semiannual Report               December 31, 2007

[photo of winter]

NT Equity Growth
NT Small Company

[american century investments logo and text logo ®]

OUR MESSAGE TO YOU

[photo of Jonathan Thomas]

JONATHAN THOMAS
President and CEO
American Century Companies, Inc.

To help you monitor your investment, my colleagues and I take pride in providing you with the semiannual report for the American Century® NT Equity
Growth and NT Small Company funds for the six months ended December 31, 2007.
I am honored to be addressing you in the "Our Message" space long devoted to company founder Jim Stowers, Jr. and his son Jim Stowers III.

Jim Stowers III stepped down from the American Century Companies, Inc. (ACC)
board of directors in July 2007, his final move in a well-planned career transition to pursue new ventures outside the company. This reflected his family's support of our company's direction and its leadership team.

The Stowers family remains an integral part of our heritage, leadership, and financial structure. In fact, Jim Stowers, Jr. continues as co-chair of the
ACC board with Richard Brown, who has been on the board since 1998.

American Century Investments®, our clients, and our employees have been my top priority since I became company president and CEO in March, 2007. We have also added the executive talents of overall chief investment officer (CIO) Enrique
Chang, international equity CIO Mark On, U.S. growth equity CIO Steve Lurito, and chief operating officer Barry Fink.

This skilled group, combined with our existing senior management team, has already had a positive impact on the development and management of the products and services we take pride in delivering to you. We believe the ultimate measure of our performance is our clients' success. Therefore, our focus continues to be on building a long-term relationship with you and on delivering superior investment performance across our product line.

/s/Jonathan Thomas

[photo of James E. Stowers, Jr.]

JAMES E. STOWERS, JR.
Founder and Co-Chairman of the Board
American Century Companies, Inc.

[photo of Richard Brown]

RICHARD BROWN
Co-Chairman of the Board
American Century Companies, Inc.

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .      2
      U.S. Stock Index Returns . . . . . . . . . . . . . . . . . . . . . .      2

NT EQUITY GROWTH

NT SMALL COMPANY

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and each of the Portfolio
Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and
American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any
American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American
Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of chief investment officer]

By Enrique Chang, Chief Investment Officer,
American Century Investments

STOCKS DECLINED AMID SUBPRIME TURMOIL

In an increasingly volatile environment, the broad U.S. stock indexes declined modestly for the six months ended December 31, 2007, though they gained ground for the full 2007 calendar year.

The most significant factor driving equity market performance during the six-month period was a meltdown in the subprime mortgage industry in July and the ensuing credit crunch. Tighter lending standards caused the credit markets to seize up and crimped funding for leveraged buy-outs, removing what had been an important leg of support for the stock market. In addition, rising energy and commodity prices sparked inflation worries despite evidence of slowing economic activity.

In response, the Federal Reserve (the Fed) lowered its federal funds rate target three times in the last four months of the period -- the Fed's first rate cuts since June 2003. The Fed's actions helped alleviate some of the credit and economic concerns, allowing the major stock indexes to stage an uneven recovery in September and October after a sharp decline between mid-July and mid-August.

However, stocks finished the period on a down note, declining in November and
December as banks and financial firms reported additional subprime-related losses, corporate profit growth weakened, and the economy showed further signs of a slowdown, increasing the possibility of a recession in 2008.

LARGE-CAP AND GROWTH OUTPERFORMED

Large-cap stocks held up best during the six-month period (see the accompanying table), while small-cap stocks suffered the biggest losses.
Growth stocks outpaced value shares by a wide margin across all market capitalizations.

Energy was the best-performing sector in the stock market during the period as the price of oil rose 36%, nearly reaching $100 a barrel. Utilities and consumer staples, which are considered to be defensive sectors of the market, also fared well. The weakest sectors were financials and consumer discretionary, both of which endured double-digit declines for the six-month period.

U.S. Stock Index Returns
For the six months ended December 31, 2007*

RUSSELL 1000 INDEX (LARGE-CAP)           -1.31%
Russell 1000 Growth Index                 3.41%
Russell 1000 Value Index                 -6.03%

RUSSELL MIDCAP INDEX                     -3.92%
Russell Midcap Growth Index               0.41%
Russell Midcap Value Index               -9.30%

RUSSELL 2000 INDEX (SMALL-CAP)           -7.53%
Russell 2000 Growth Index                -2.09%
Russell 2000 Value Index                -13.08%

*Total returns for periods less than one year are not annualized.

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2

PERFORMANCE
NT Equity Growth

Total Returns as of December 31, 2007
                                               Average Annual Returns
                                                        Since           Inception
                         6 months(1)  1 year          Inception            Date
INSTITUTIONAL CLASS        -2.84%      3.57%            7.96%            5/12/06

S&P 500 INDEX              -1.37%      5.49%           10.22%               --

(1) Total returns for periods less than one year are not annualized.

Growth of $10,000 Over Life of Class

$10,000 investment made May 12, 2006

One-Year Returns Over Life of Class
Periods ended December 31
                         2006*    2007
Institutional Class      9.47%   3.57%
S&P 500 Index            11.18%  5.49%

*From 5/12/06, the Institutional Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
3

PORTFOLIO COMMENTARY
NT Equity Growth

Portfolio Managers: Bill Martin, Tom Vaiana, and Fei Zou

PERFORMANCE SUMMARY

NT Equity Growth returned -2.84%* for the six months ended December 31, 2007, trailing the -1.37% return of its benchmark, the S&P 500 Index.

Despite NT Equity Growth's negative return during the six-month period, eight of the ten sectors in the portfolio posted positive returns. The leading sectors included materials and energy, both of which posted double-digit gains thanks to a sharp increase in energy and commodity prices. The two declining sectors, financials and consumer discretionary, comprised approximately one-third of the portfolio, and they suffered double-digit losses amid the subprime mortgage meltdown and a slowdown in consumer spending.

The six-month period featured a dramatic increase in market volatility, which created a challenging investment environment for NT Equity Growth. The portfolio's underperformance of the S&P 500 resulted primarily from stock selection in the information technology and consumer sectors.

TECHNOLOGY LAGGED

NT Equity Growth's information technology holdings detracted the most from performance compared with the S&P 500. Most of the underperformance in the information technology sector stemmed from missed opportunities -- avoiding or underweighting some of the best performers in the sector. Notable examples included electronics maker Apple, software giant Microsoft, and online search engine and advertiser Google -- all of which gained more than 20% for the reporting period.

IT services provider Accenture, which was one of the largest overweight positions in the portfolio over the last six months, also declined during the period. The financial services industry relies heavily on outsourcing IT services, but the negative impact of the subprime debacle has had a ripple effect on IT services companies like Accenture.

CONSUMER SECTORS ALSO DETRACTED

The portfolio's holdings in the consumer staples and consumer discretionary sectors also underperformed their counterparts in the benchmark index. An underweight position in beverage makers and overweights in specialty retailers and household durable goods makers had the biggest negative impact.

Electronics retailer RadioShack fell sharply as the company reported disappointing sales and lost market share, while close-out retailer Big Lots slumped late in the period after warning that a poor holiday shopping season would weigh on earnings. Continued weakness in the housing market contributed to the decline in homebuilder NVR.

Top Ten Holdings as of December 31, 2007
                                             % of net       % of net
                                           assets as of   assets as of
                                             12/31/07        6/30/07
Exxon Mobil Corp.                              5.2%           5.1%
Johnson & Johnson                              2.7%            --
ConocoPhillips                                 2.5%           1.3%
International Business Machines Corp.          2.4%           2.8%
JPMorgan Chase & Co.                           2.3%           2.6%
Hewlett-Packard Co.                            2.2%           2.5%
Intel Corp.                                    2.1%            --
General Electric Co.                           2.0%           1.3%
Microsoft Corp.                                1.9%           0.4%
Walt Disney Co. (The)                          1.7%           1.9%

*Total returns for periods less than one year are not annualized.

------
4

NT Equity Growth

One other noteworthy decliner was health care provider WellCare, the portfolio's weakest relative performer, which plunged amid concerns about fraud following a government raid on the company's headquarters.

INDUSTRIALS AND MATERIALS OUTPERFORMED

Favorable stock selection in the industrials and materials sectors added value relative to the benchmark index. In the industrials sector, engineering and design company Chicago Bridge & Iron was the top contributor, benefiting from its exposure to the robust energy sector, most notably in the development of liquefied natural gas terminals.

In the materials sector, chemicals companies provided the biggest lift to relative results. Agricultural chemicals producer Mosaic makes fertilizer from its own phosphate and potash mines, and huge agricultural demand -- driven in large part by the ethanol boom -- led to a sharp increase in the prices of both fertilizer and its components, significantly boosting the company's bottom line.

Among other substantial contributors, oil drilling equipment maker National
Oilwell Varco surged as substantial demand for oil drilling rigs, especially from the global offshore drilling market, fueled strong earnings for the company.

OUTLOOK

As we move into 2008, the economy faces the headwinds of a deteriorating housing market, slowing consumer spending, and high energy prices. In addition, the fallout from the subprime mortgage debacle is still playing out, leading to further uncertainty. Although the Federal Reserve appears ready to cut short-term interest rates further to prevent a recession, success may come at the expense of higher inflation. As a result, we are likely to see continued stock market volatility in the coming months.

Our focus will remain on our disciplined, balanced investment approach, which we believe will continue to produce favorable results over the long term.

NT Equity Growth's Five Largest Overweights as of December 31, 2007
                                                % of            % of
                                             portfolio's       S&P 500
                                               stocks           Index
ConocoPhillips                                  2.50%           1.10%
National Oilwell Varco Inc.                     1.51%           0.20%
Exxon Mobil Corp.                               5.28%           3.98%
Johnson & Johnson                               2.75%           1.48%
AutoZone Inc.                                   1.30%           0.04%

NT Equity Growth's Five Largest Underweights as of December 31, 2007
                                                % of             % of
                                             portfolio's       S&P 500
                                               stocks           Index
Altria Group Inc.                                --             1.24%
Procter & Gamble Co.                            0.78%           1.77%
American International Group Inc.               0.16%           1.15%
Pfizer Inc.                                     0.27%           1.21%
General Electric Co.                            2.00%           2.91%

------
5

SCHEDULE OF INVESTMENTS
NT Equity Growth

DECEMBER 31, 2007 (UNAUDITED)

Shares                                                                       Value

Common Stocks -- 98.8%

AEROSPACE & DEFENSE -- 2.2%
         9,980  Boeing Co.                                               $ 872,851
        13,412  Lockheed Martin Corp.                                    1,411,748
                                                                      ------------
                                                                         2,284,599
                                                                      ------------
AIR FREIGHT & LOGISTICS -- 0.8%
         1,257  C.H. Robinson Worldwide Inc.                                68,029
         2,144  FedEx Corp.                                                191,180
         8,511  United Parcel Service, Inc. Cl B                           601,898
                                                                      ------------
                                                                           861,107
                                                                      ------------
AIRLINES -- 0.1%
         7,400  Southwest Airlines Co.                                      90,280
                                                                      ------------
AUTO COMPONENTS -- 0.7%
         9,386  Magna International Inc. Cl A                              754,916
                                                                      ------------
AUTOMOBILES -- 0.2%
        32,327  Ford Motor Co.(1)                                          217,561
                                                                      ------------
BEVERAGES -- 4.3%
        25,956  Anheuser-Busch Cos., Inc.                                1,358,536
         7,652  Coca-Cola Co. (The)                                        469,603
        33,735  Coca-Cola Enterprises Inc.                                 878,122
        26,408  Pepsi Bottling Group Inc.                                1,042,060
        12,915  PepsiAmericas, Inc.                                        430,328
         2,874  PepsiCo, Inc.                                              218,137
                                                                      ------------
                                                                         4,396,786
                                                                      ------------
BIOTECHNOLOGY -- 1.0%
        21,301  Gilead Sciences, Inc.(1)                                   980,059
                                                                      ------------
BUILDING PRODUCTS -- 0.2%
         5,730  Lennox International Inc.                                  237,337
                                                                      ------------
CAPITAL MARKETS -- 3.7%
         5,111  Goldman Sachs Group, Inc. (The)                          1,099,121
        27,495  Morgan Stanley                                           1,460,258
         6,096  Northern Trust Corp.                                       466,832
         9,154  State Street Corp.                                         743,305
                                                                      ------------
                                                                         3,769,516
                                                                      ------------
CHEMICALS -- 1.8%
         8,902  Celanese Corp., Series A                                   376,733
         1,435  CF Industries Holdings, Inc.                               157,936
        12,641  Mosaic Co. (The)(1)                                      1,192,551
         1,976  Terra Industries Inc.(1)                                    94,374
                                                                      ------------
                                                                         1,821,594
                                                                      ------------
COMMERCIAL BANKS -- 1.6%
        12,195  Royal Bank of Canada                                       622,433
        32,744  Wells Fargo & Co.                                          988,541
                                                                      ------------
                                                                         1,610,974
                                                                      ------------

Shares                                                                       Value

COMMERCIAL SERVICES & SUPPLIES -- 0.3%
         8,738  Deluxe Corp.                                             $ 287,393
         1,707  R.R. Donnelley & Sons Co.                                   64,422
                                                                      ------------
                                                                           351,815
                                                                      ------------
COMMUNICATIONS EQUIPMENT -- 2.2%
        59,909  Cisco Systems Inc.(1)                                    1,621,737
        12,869  QUALCOMM Inc.                                              506,395
                                                                      ------------
                                                                         2,128,132
                                                                      ------------
COMPUTERS & PERIPHERALS -- 4.2%
         6,933  Apple Inc.(1)                                            1,373,289
        44,340  Hewlett-Packard Co.                                      2,238,282
        24,909  Seagate Technology                                         635,180
                                                                      ------------
                                                                         4,246,751
                                                                      ------------
CONSTRUCTION & ENGINEERING -- 1.2%
        12,106  Chicago Bridge & Iron Company New York Shares              731,687
         3,470  Fluor Corp.                                                505,648
                                                                      ------------
                                                                         1,237,335
                                                                      ------------
CONSUMER FINANCE -- 1.6%
        26,951  American Express Co.                                     1,401,992
        14,406  Discover Financial Services                                217,242
                                                                      ------------
                                                                         1,619,234
                                                                      ------------
CONTAINERS & PACKAGING -- 0.5%
         7,205  Owens-Illinois Inc.(1)                                     356,647
         7,151  Rock-Tenn Co. Cl A                                         181,707
                                                                      ------------
                                                                           538,354
                                                                      ------------
DIVERSIFIED FINANCIAL SERVICES -- 4.4%
        29,521  Bank of America Corp.                                    1,218,036
        31,274  Citigroup Inc.                                             920,707
        54,959  JPMorgan Chase & Co.                                     2,398,960
                                                                      ------------
                                                                         4,537,703
                                                                      ------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 2.3%
        41,210  AT&T Inc.                                                1,712,687
           554  CenturyTel Inc.                                             22,969
        15,155  Verizon Communications Inc.                                662,122
                                                                      ------------
                                                                         2,397,778
                                                                      ------------
ELECTRIC UTILITIES -- 2.8%
         2,887  Edison International                                       154,079
        11,665  Entergy Corp.                                            1,394,201
         4,458  FPL Group, Inc.                                            301,673
        37,677  Reliant Energy, Inc.(1)                                    988,644
                                                                      ------------
                                                                         2,838,597
                                                                      ------------

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6

NT Equity Growth

Shares                                                                       Value

ELECTRICAL EQUIPMENT -- 0.6%
         7,024  Emerson Electric Co.                                     $ 397,980
        13,633  GrafTech International Ltd.(1)                             241,986
                                                                      ------------
                                                                           639,966
                                                                      ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.2%
         4,830  Avnet, Inc.(1)                                             168,905
                                                                      ------------
ENERGY EQUIPMENT & SERVICES -- 2.5%
         2,578  Cameron International Corp.(1)                             124,079
         9,592  Halliburton Co.                                            363,633
        20,678  National Oilwell Varco, Inc.(1)                          1,519,006
         5,500  Schlumberger Ltd.                                          541,035
                                                                      ------------
                                                                         2,547,753
                                                                      ------------
FOOD & STAPLES RETAILING -- 1.4%
        49,434  Kroger Co. (The)                                         1,320,382
         1,243  Wal-Mart Stores, Inc.                                       59,080
                                                                      ------------
                                                                         1,379,462
                                                                      ------------
FOOD PRODUCTS -- 0.7%
        13,000  General Mills, Inc.                                        741,000
                                                                      ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 3.0%
        26,140  Baxter International Inc.                                1,517,426
        16,644  Becton, Dickinson & Co.                                  1,391,106
         1,556  Mettler-Toledo International, Inc.(1)                      177,073
                                                                      ------------
                                                                         3,085,605
                                                                      ------------
HEALTH CARE PROVIDERS & SERVICES -- 2.0%
           570  AMERIGROUP Corp.(1)                                         20,777
         4,844  Express Scripts, Inc.(1)                                   353,612
        15,231  Humana Inc.(1)                                           1,147,046
           531  McKesson Corp.                                              34,786
         3,584  UnitedHealth Group Inc.                                    208,589
         6,480  WellCare Health Plans Inc.(1)                              274,817
                                                                      ------------
                                                                         2,039,627
                                                                      ------------
HOTELS, RESTAURANTS & LEISURE -- 1.9%
         3,001  Choice Hotels International Inc.                            99,633
        26,743  McDonald's Corp.                                         1,575,431
         6,975  Yum! Brands, Inc.                                          266,933
                                                                      ------------
                                                                         1,941,997
                                                                      ------------
HOUSEHOLD DURABLES -- 0.3%
        11,840  Newell Rubbermaid Inc.                                     306,419
                                                                      ------------
HOUSEHOLD PRODUCTS -- 1.2%
         3,344  Colgate-Palmolive Co.                                      260,698
         1,163  Energizer Holdings Inc.(1)                                 130,407
        10,714  Procter & Gamble Co. (The)                                 786,622
                                                                      ------------
                                                                         1,177,727
                                                                      ------------

Shares                                                                       Value

INDUSTRIAL CONGLOMERATES -- 2.0%
        54,378  General Electric Co.                                    $2,015,792
                                                                      ------------
INSURANCE -- 3.3%
         9,120  Ace, Ltd.                                                  563,434
         2,742  American International Group, Inc.                         159,859
        14,548  Arch Capital Group Ltd.(1)                               1,023,451
         5,245  Aspen Insurance Holdings Ltd.                              151,266
        22,360  Axis Capital Holdings Ltd.                                 871,369
         8,441  Endurance Specialty Holdings Ltd.                          352,243
         5,179  Travelers Companies, Inc. (The)                            278,630
                                                                      ------------
                                                                         3,400,252
                                                                      ------------
INTERNET & CATALOG RETAIL -- 1.0%
         9,294  Amazon.com, Inc.(1)                                        860,996
         3,621  NetFlix, Inc.(1)(2)                                         96,391
                                                                      ------------
                                                                           957,387
                                                                      ------------
INTERNET SOFTWARE & SERVICES -- 1.8%
        18,309  eBay Inc.(1)                                               607,676
         1,796  Google Inc. Cl A(1)                                      1,241,898
                                                                      ------------
                                                                         1,849,574
                                                                      ------------
IT SERVICES -- 5.1%
        34,726  Accenture Ltd. Cl A                                      1,251,178
        22,519  International Business Machines Corp.                    2,434,304
         1,683  MasterCard Inc. Cl A                                       362,182
        45,644  Western Union Co. (The)                                  1,108,236
                                                                      ------------
                                                                         5,155,900
                                                                      ------------
LEISURE EQUIPMENT & PRODUCTS(3)
           309  Polaris Industries Inc.(2)                                  14,761
                                                                      ------------
LIFE SCIENCES TOOLS & SERVICES -- 0.6%
         6,849  Invitrogen Corp.(1)                                        639,765
                                                                      ------------
MACHINERY -- 2.0%
         2,004  AGCO Corp.(1)                                              136,232
         5,749  Caterpillar Inc.                                           417,147
        14,672  Deere & Co.                                              1,366,257
         1,531  Parker-Hannifin Corp.                                      115,300
                                                                      ------------
                                                                         2,034,936
                                                                      ------------
MEDIA -- 4.0%
        32,019  DIRECTV Group, Inc. (The)(1)                               740,279
        28,514  EchoStar Communications Corp. Cl A(1)                    1,075,548
         2,391  Omnicom Group Inc.                                         113,644
         7,398  Regal Entertainment Group Cl A(2)                          133,682

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7

NT Equity Growth

Shares                                                                       Value

         7,164  Viacom Inc. Cl B(1)                                      $ 314,643
        53,403  Walt Disney Co. (The)                                    1,723,849
                                                                      ------------
                                                                         4,101,645
                                                                      ------------
METALS & MINING -- 1.5%
         8,301  Freeport-McMoRan Copper & Gold, Inc.                       850,354
         6,414  Southern Copper Corp.(2)                                   674,304
                                                                      ------------
                                                                         1,524,658
                                                                      ------------
OFFICE ELECTRONICS -- 0.7%
        43,871  Xerox Corp.                                                710,271
                                                                      ------------
OIL, GAS & CONSUMABLE FUELS -- 11.1%
        14,881  Chevron Corp.                                            1,388,844
        28,540  ConocoPhillips                                           2,520,082
        18,641  EnCana Corp.                                             1,266,842
        56,840  Exxon Mobil Corp.                                        5,325,341
         5,892  Occidental Petroleum Corp.                                 453,625
         1,756  Petro-Canada                                                94,157
         4,383  Valero Energy Corp.                                        306,941
                                                                      ------------
                                                                        11,355,832
                                                                      ------------
PHARMACEUTICALS -- 5.0%
        21,849  Eli Lilly & Co.                                          1,166,518
        41,565  Johnson & Johnson                                        2,772,386
        14,602  Merck & Co., Inc.                                          848,522
        11,767  Pfizer Inc.                                                267,464
         2,095  Watson Pharmaceuticals, Inc.(1)                             56,858
                                                                      ------------
                                                                         5,111,748
                                                                      ------------
ROAD & RAIL -- 0.7%
         2,423  Burlington Northern Santa Fe Corp.                         201,666
         3,148  CSX Corp.                                                  138,449
         2,995  Norfolk Southern Corp.                                     151,068
         1,896  Union Pacific Corp.                                        238,176
                                                                      ------------
                                                                           729,359
                                                                      ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 3.0%
           201  ASM International N.V.(2)                                    4,814
        80,732  Intel Corp.                                              2,152,315
        22,734  NVIDIA Corp.(1)                                            773,411
         4,811  Texas Instruments Inc.                                     160,687
                                                                      ------------
                                                                         3,091,227
                                                                      ------------
SOFTWARE -- 3.8%
        33,865  Adobe Systems Inc.(1)                                    1,447,051
        55,040  Microsoft Corp.                                          1,959,425
        21,364  Oracle Corp.(1)                                            482,399
                                                                      ------------
                                                                         3,888,875
                                                                      ------------

Shares                                                                       Value

SPECIALTY RETAIL -- 3.0%
        10,934  AutoZone, Inc.(1)                                       $1,311,096
         3,506  Barnes & Noble Inc.                                        120,782
         3,731  GameStop Corp. Cl A(1)                                     231,732
        28,367  RadioShack Corp.                                           478,268
        32,641  TJX Companies, Inc. (The)                                  937,776
                                                                      ------------
                                                                         3,079,654
                                                                      ------------
THRIFTS & MORTGAGE FINANCE -- 0.1%
         5,331  Washington Mutual, Inc.                                     72,555
                                                                      ------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.2%
         3,654  Rogers Communications Inc. Cl B                            165,344
           180  United States Cellular Corp.(1)                             15,138
                                                                      ------------
                                                                           180,482
                                                                      ------------
TOTAL COMMON STOCKS
(Cost $93,386,639)                                                     100,863,562
                                                                      ------------

Temporary Cash Investments -- 1.0%

Repurchase Agreement, Credit Suisse First Boston, Inc.,
(collateralized by various U.S. Treasury obligations, 7.125%,
2/15/23, valued at $1,019,877), in a joint trading account at
1.30%, dated 12/31/07, due 1/2/08 (Delivery value $1,000,072)
(Cost $1,000,000)                                                        1,000,000
                                                                      ------------

Temporary Cash Investments -- Securities Lending Collateral(4) -- 0.9%

Repurchase Agreement, BNP Paribas, (collateralized by various U.S.
Government Agency obligations in a pooled account at the lending
agent), 4.42%, dated 12/31/07, due 1/2/08 (Delivery value $350,086)        350,000

Repurchase Agreement, Lehman Brothers Inc., (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 4.45%, dated 12/31/07, due 1/2/08 (Delivery
value $350,087)                                                            350,000

Repurchase Agreement, Morgan Stanley, (collateralized by various
U.S. Government Agency obligations in a pooled account at the lending agent), 4.35%, dated 12/31/07, due 1/2/08 (Delivery value
$246,817)                                                                  246,757
                                                                      ------------
TOTAL TEMPORARY CASH INVESTMENTS -- SECURITIES LENDING COLLATERAL
(Cost $946,757)                                                            946,757
                                                                      ------------
TOTAL INVESTMENT SECURITIES -- 100.7%
(Cost $95,333,396)                                                     102,810,319
                                                                      ------------
OTHER ASSETS AND LIABILITIES -- (0.7)%                                   (723,738)
                                                                      ------------
TOTAL NET ASSETS -- 100.0%                                            $102,086,581
                                                                      ============

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8

NT Equity Growth

Notes to Schedule of Investments

(1) Non-income producing.

(2) Security, or a portion thereof, was on loan as of December 31, 2007.

(3) Industry is less than 0.05% of total net assets.

(4) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

See Notes to Financial Statements.

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9

PERFORMANCE
NT Small Company

Total Returns as of December 31, 2007
                                                     Average Annual
                                                        Returns
                                                         Since         Inception
                            6 months(1)    1 year      Inception         Date

INSTITUTIONAL CLASS           -13.43%      -5.83%        -4.65%         5/12/06

S&P SMALLCAP 600 INDEX         -8.16%      -0.30%        2.29%            --

(1) Total returns for periods less than one year are not annualized.

Growth of $10,000 Over Life of Class

$10,000 investment made May 12, 2006

One-Year Returns Over Life of Class
Periods ended December 31
                            2006*   2007
Institutional Class         -1.78  -5.83
S&P SmallCap 600 Index      4.08   -0.30

*From 5/12/06, the Institutional Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
10

PORTFOLIO COMMENTARY
NT Small Company

Portfolio Managers: Matti Von Turk, Tom Vaiana, and Brian Ertley

PERFORMANCE SUMMARY

NT Small Company returned -13.43%* for the six months ended December 31, 2007, trailing the -8.16% return of its benchmark, the S&P SmallCap 600 Index.

The portfolio's negative return reflected a broad decline in small-cap stocks during the period. Six of the ten sectors in the portfolio posted double-digit declines, most notably the consumer discretionary and information technology sectors, which together comprised nearly one-third of the portfolio.

The six-month period featured a dramatic increase in market volatility, which created a challenging investment environment for NT Small Company. In addition, stock selection was a drag on relative results, especially in the information technology sector.

TECHNOLOGY DETRACTED

Stock selection in the information technology sector had by far the biggest negative impact on performance compared with the benchmark index. Stock choices detracted in nearly every industry within the sector, but most strikingly among semiconductor manufacturers and IT services companies.

IT services provider Acxiom Corp. was the weakest contributor in the information technology sector, falling sharply when a planned private takeover of the company fell through. Wireless technology company InterDigital also lost ground as recurring revenues from licensees declined, leading to weaker profits.

Another notable detractor was Amkor Technology, which provides semiconductor assembly and test services. Amkor reported disappointing revenues as reduced demand put downward pressure on prices.

HEALTH CARE AND ENERGY ALSO LAGGED

NT Small Company's health care and energy holdings underperformed their counterparts in the S&P SmallCap 600. Stock choices among health care providers contributed virtually all of the underperformance in the health care sector. The portfolio's largest individual detractor was health care provider
WellCare Health Plans, which plunged amid concerns about fraud following a government raid on the company's headquarters. Drug maker King Pharmaceuticals was another noteworthy decliner, slumping as investors grew worried about generic competition for its leading products.

Top Ten Holdings as of December 31, 2007
                                                % of net             % of net
                                              assets as of         assets as of
                                                12/31/07             6/30/07
Terra Industries Inc.                             1.5%                 0.2%

El Paso Electric Co.                              1.5%                 1.1%

Shaw Group Inc. (The)                             1.5%                  --

Bank of Hawaii Corp.                              1.3%                 1.0%

Sybase, Inc.                                      1.3%                 1.0%

CommScope, Inc.                                   1.3%                 1.2%

Mettler-Toledo International, Inc.                1.3%                 1.4%

OSI Pharmaceuticals Inc.                          1.3%                 0.9%

EMCOR Group Inc.                                  1.2%                 1.6%

Chicago Bridge & Iron Company New York
Shares                                            1.2%                 1.4%

*Total returns for periods less than one year are not annualized.

------
11

NT Small Company

In the energy sector, the biggest detractor was USEC, which supplies low-enriched uranium to nuclear power plants. Rising electricity prices -- a substantial portion of USEC's production costs -- weighed on profit margins, and cost overruns at a new production facility led USEC to issue new shares to raise capital.

MATERIALS OUTPERFORMED

On the positive side, stock selection in the materials sector added the most value relative to the S&P SmallCap 600. Strength in the agricultural industry, driven in large part by the ethanol boom, boosted demand and prices for fertilizer makers Terra Industries and CF Industries, both of which generated strong returns during the six-month period.

The portfolio's utilities and financials stocks also contributed favorably to relative results. Alabama-based gas utility Energen rallied thanks to rising energy prices and increased production, while property and casualty insurer
Aspen Insurance Holdings reported better-than-expected earnings as catastrophic losses remained minimal.

Other top contributors included engineering and design company Chicago Bridge
& Iron, which continued to benefit from its exposure to the robust energy sector, and online travel agent Priceline.com, which enjoyed strong growth in its European business.

OUTLOOK

As we move into 2008, the economy faces the headwinds of a deteriorating housing market, slowing consumer spending, and high energy prices. In addition, the ripple effects of the subprime mortgage debacle are still playing out, leading to further uncertainty. Although the Federal Reserve appears ready to cut short-term interest rates further to prevent a recession, success may come at the expense of higher inflation. As a result, we are likely to see continued stock market volatility in the coming months.

Our focus will remain on our disciplined, balanced investment approach, which we believe will produce favorable results over the long term.

NT Small Company's Five Largest Overweights as of December 31, 2007
                                              % of            % of S&P
                                           portfolio's      SmallCap 600
                                             stocks             Index
Terra Industries Inc.                         1.49%              --
Bank of Hawaii Corp.                          1.29%              --
Sybase, Inc.                                  1.28%              --
CommScope, Inc.                               1.26%              --
Mettler-Toledo International Inc.             1.26%              --

NT Small Company's Five Largest Underweights as of December 31, 2007
                                               % of           % of S&P
                                            portfolio's     SmallCap 600
                                              stocks            Index
Cabot Oil & Gas Corp.                           --              0.75%
Southern Union Co.                              --              0.67%
MGI Pharma Inc.                                 --              0.62%
Crocs, Inc.                                     --              0.58%
Atmos Energy Corp.                              --              0.48%

------
12

SCHEDULE OF INVESTMENTS
NT Small Company

DECEMBER 31, 2007 (UNAUDITED)

Shares                                                                       Value

Common Stocks -- 99.2%

AEROSPACE & DEFENSE -- 1.5%
         3,916  Cubic Corp.                                              $ 153,507
         4,116  Curtiss-Wright Corp.                                       206,623
           227  Teledyne Technologies Inc.(1)                               12,106
                                                                       -----------
                                                                           372,236
                                                                       -----------
AIR FREIGHT & LOGISTICS -- 0.3%
         1,341  Forward Air Corp.                                           41,799
         1,498  Hub Group Inc. Cl A(1)                                      39,817
                                                                       -----------
                                                                            81,616
                                                                       -----------
AIRLINES -- 0.3%
         3,178  SkyWest, Inc.                                               85,329
                                                                       -----------
AUTO COMPONENTS -- 0.8%
         2,388  Aftermarket Technology Corp.(1)                             65,097
           437  American Axle & Manufacturing Holdings, Inc.                 8,137
         2,693  Cooper Tire & Rubber Co.                                    44,650
         3,269  Drew Industries Inc.(1)                                     89,570
           727  Stoneridge Inc.(1)                                           5,845
                                                                       -----------
                                                                           213,299
                                                                       -----------
BEVERAGES -- 0.1%
            82  Coca-Cola Bottling Co. Consolidated                          4,828
           544  PepsiAmericas, Inc.                                         18,126
                                                                       -----------
                                                                            22,954
                                                                       -----------
BIOTECHNOLOGY -- 1.6%
         3,778  Cubist Pharmaceuticals Inc.(1)                              77,487
         6,600  OSI Pharmaceuticals Inc.(1)                                320,166
           799  Repligen Corp.(1)                                            5,233
                                                                       -----------
                                                                           402,886
                                                                       -----------
BUILDING PRODUCTS -- 0.9%
         1,648  Apogee Enterprises Inc.                                     28,197
         3,224  Goodman Global, Inc.(1)                                     79,117
         3,199  Lennox International Inc.                                  132,503
                                                                       -----------
                                                                           239,817
                                                                       -----------
CAPITAL MARKETS -- 1.5%
         2,688  Calamos Asset Management, Inc. Cl A                         80,049
         4,085  GLG Partners, Inc.(1)(2)                                    55,556
         2,160  Investment Technology Group Inc.(1)                        102,794
        12,215  SWS Group Inc.                                             154,764
                                                                       -----------
                                                                           393,163
                                                                       -----------

Shares                                                                       Value

CHEMICALS -- 3.5%
         5,943  Celanese Corp., Series A                                 $ 251,508
         1,166  CF Industries Holdings, Inc.                               128,330
         1,688  Koppers Holdings Inc.                                       72,989
         2,842  Methanex Corp.                                              78,439
         7,884  Terra Industries Inc.(1)                                   376,540
                                                                       -----------
                                                                           907,806
                                                                       -----------
COMMERCIAL BANKS -- 4.7%
         1,187  BancFirst Corp.                                             50,863
         6,375  Bank of Hawaii Corp.                                       326,017
         1,249  City Holding Company                                        42,266
         3,091  City National Corp.                                        184,069
         2,472  Commerce Bancshares, Inc.                                  110,894
         3,511  East West Bancorp, Inc.                                     85,072
           890  Financial Institutions, Inc.                                15,860
           316  First Citizens BancShares, Inc.                             46,089
         1,047  First Regional Bancorp(1)                                   19,778
           417  Pacific Capital Bancorp                                      8,394
           730  Preferred Bank                                              18,995
         1,885  Prosperity Bancshares, Inc.                                 55,400
         3,777  SVB Financial Group(1)                                     190,361
           532  Temecula Valley Bancorp Inc.(2)                              6,240
           434  Trustmark Corp.                                             11,006
         2,172  Vineyard National Bancorp(2)                                21,937
                                                                       -----------
                                                                         1,193,241
                                                                       -----------
COMMERCIAL SERVICES & SUPPLIES -- 3.7%
         3,469  COMSYS IT Partners Inc.(1)                                  54,741
         8,423  Deluxe Corp.                                               277,032
           395  First Consulting Group Inc.(1)                               5,107
         2,225  GeoEye Inc.(1)                                              74,871
         2,924  Heidrick & Struggles International, Inc.                   108,510
         6,653  Knoll Inc.                                                 109,309
           496  PRG-Schultz International, Inc.(1)                           4,251
           838  Standard Parking Corp.(1)                                   40,635
           300  Waste Industries USA, Inc.                                  10,890
         5,825  Watson Wyatt Worldwide, Inc. Cl A                          270,338
                                                                       -----------
                                                                           955,684
                                                                       -----------
COMMUNICATIONS EQUIPMENT -- 2.4%
         3,614  Blue Coat Systems, Inc.(1)                                 118,792
         6,513  CommScope, Inc.(1)                                         320,505
         3,187  Comtech Telecommunications Corp.(1)                        172,130
                                                                       -----------
                                                                           611,427
                                                                       -----------

------
13

NT Small Company

Shares                                                                       Value

COMPUTERS & PERIPHERALS -- 2.2%
         8,970  Emulex Corp.(1)                                          $ 146,390
        17,495  Immersion Corp.(1)                                         226,561
         3,595  Intevac, Inc.(1)                                            52,271
         8,616  Quantum Corp.(1)                                            23,177
         3,854  Western Digital Corp.(1)                                   116,429
                                                                       -----------
                                                                           564,828
                                                                       -----------
CONSTRUCTION & ENGINEERING -- 4.7%
         5,218  Chicago Bridge & Iron Company New York Shares              315,376
        13,423  EMCOR Group Inc.(1)                                        317,185
           791  Michael Baker Corp.(1)                                      32,510
         4,039  Perini Corp.(1)                                            167,295
         6,160  Shaw Group Inc. (The)(1)                                   372,311
                                                                       -----------
                                                                         1,204,677
                                                                       -----------
CONTAINERS & PACKAGING -- 1.5%
           455  AEP Industries Inc.(1)                                      14,565
         2,537  AptarGroup, Inc.                                           103,789
         1,559  Crown Holdings Inc.(1)                                      39,988
         9,000  Rock-Tenn Co. Cl A                                         228,690
                                                                       -----------
                                                                           387,032
                                                                       -----------
DIVERSIFIED CONSUMER SERVICES -- 0.8%
         2,508  CPI Corp.                                                   59,063
         2,566  Pre-Paid Legal Services Inc.(1)                            142,029
                                                                       -----------
                                                                           201,092
                                                                       -----------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.9%
         1,276  CenturyTel Inc.                                             52,903
        10,642  Cincinnati Bell Inc.(1)                                     50,550
         8,351  Premiere Global Services Inc.(1)                           124,012
                                                                       -----------
                                                                           227,465
                                                                       -----------
ELECTRIC UTILITIES -- 1.7%
        14,653  El Paso Electric Co.(1)                                    374,678
         2,046  UniSource Energy Corp.                                      64,551
                                                                       -----------
                                                                           439,229
                                                                       -----------
ELECTRICAL EQUIPMENT -- 2.1%
         4,557  Belden Inc.                                                202,787
        17,474  GrafTech International Ltd.(1)                             310,163
           599  Superior Essex Inc.(1)                                      14,376
                                                                       -----------
                                                                           527,326
                                                                       -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 3.7%
         2,354  Brightpoint Inc.(1)                                         36,157
         1,644  Checkpoint Systems, Inc.(1)                                 42,711
         3,391  Dolby Laboratories Inc. Cl A(1)                            168,601
         3,660  FLIR Systems, Inc.(1)                                      114,558

Shares                                                                       Value

         1,572  Itron Inc.(1)                                            $ 150,865
         2,579  LoJack Corp.(1)                                             43,353
        10,009  Methode Electronics, Inc.                                  164,548
           947  Tech Data Corp.(1)                                          35,721
         5,940  Trimble Navigation Ltd.(1)                                 179,625
                                                                       -----------
                                                                           936,139
                                                                       -----------
ENERGY EQUIPMENT & SERVICES -- 3.5%
           429  Atwood Oceanics Inc.(1)                                     43,003
         1,141  Bristow Group Inc.(1)                                       64,638
           273  Core Laboratories N.V.(1)                                   34,049
         1,351  Dril-Quip Inc.(1)                                           75,197
           733  Gulfmark Offshore Inc.(1)                                   34,297
         4,683  Helix Energy Solutions Group, Inc.(1)                      194,344
         2,788  Oceaneering International, Inc.(1)                         187,772
         7,078  Trico Marine Services Inc.(1)                              262,027
                                                                       -----------
                                                                           895,327
                                                                       -----------
FOOD & STAPLES RETAILING -- 0.5%
           842  Nash Finch Co.                                              29,706
         4,436  Spartan Stores, Inc.                                       101,362
                                                                       -----------
                                                                           131,068
                                                                       -----------
FOOD PRODUCTS -- 2.2%
         2,030  Cal-Maine Foods, Inc.(2)                                    53,856
        20,867  Darling International Inc.(1)                              241,223
         2,665  Flowers Foods Inc.                                          62,388
         2,404  Fresh Del Monte Produce Inc.(1)                             80,726
           859  J.M. Smucker Co. (The)                                      44,187
         1,261  Ralcorp Holdings, Inc.(1)                                   76,656
                                                                       -----------
                                                                           559,036
                                                                       -----------
GAS UTILITIES -- 2.6%
         4,906  Energen Corp.                                              315,113
         4,259  Northwest Natural Gas Co.                                  207,243
         4,741  UGI Corp.                                                  129,192
                                                                       -----------
                                                                           651,548
                                                                       -----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 5.0%
         1,755  Analogic Corp.                                             118,849
           224  Arthrocare Corp.(1)(2)                                      10,763
         4,104  CONMED Corp.(1)                                             94,843
         2,968  Idexx Laboratories, Inc.(1)                                174,014
         4,957  Kinetic Concepts Inc.(1)                                   265,497
         2,815  Mettler-Toledo International, Inc.(1)                      320,348
         3,657  Respironics, Inc.(1)                                       239,460
         2,184  Synovis Life Technologies Inc.(1)                           42,697
                                                                       -----------
                                                                         1,266,471
                                                                       -----------

------
14

NT Small Company

Shares                                                                       Value

HEALTH CARE PROVIDERS & SERVICES -- 4.2%
         2,254  Air Methods Corp.(1)                                     $ 111,956
         3,148  AMERIGROUP Corp.(1)                                        114,745
        11,212  Apria Healthcare Group Inc.(1)                             241,842
         4,666  Centene Corp.(1)                                           128,035
         1,661  Healthspring Inc.(1)                                        31,642
         4,767  Molina Healthcare Inc.(1)                                  184,483
         2,370  Pediatrix Medical Group, Inc.(1)                           161,516
         2,331  WellCare Health Plans Inc.(1)                               98,858
                                                                       -----------
                                                                         1,073,077
                                                                       -----------
HOTELS, RESTAURANTS & LEISURE -- 1.7%
         6,080  AFC Enterprises, Inc.(1)                                    68,826
         1,072  Bally Technologies, Inc.(1)                                 53,300
         1,050  Burger King Holdings, Inc.                                  29,936
         1,632  Chipotle Mexican Grill Inc. Cl A(1)(2)                     240,017
         1,366  Choice Hotels International Inc.                            45,351
                                                                       -----------
                                                                           437,430
                                                                       -----------
HOUSEHOLD DURABLES -- 1.1%
         1,227  American Greetings Corp. Cl A                               24,908
           660  Avatar Holdings Inc.(1)(2)                                  27,601
           740  Helen of Troy Ltd.(1)                                       12,684
           481  Tempur-Pedic International Inc.(2)                          12,492
         5,949  Tupperware Brands Corp.                                    196,495
                                                                       -----------
                                                                           274,180
                                                                       -----------
INDUSTRIAL CONGLOMERATES -- 0.6%
         2,508  Teleflex Inc.                                              158,029
                                                                       -----------
INSURANCE -- 4.1%
         1,223  Allied World Assurance Co. Holdings Ltd.                    61,358
         4,010  American Financial Group, Inc.                             115,809
           832  American Safety Insurance Holdings, Ltd.(1)                 16,349
        10,735  Aspen Insurance Holdings Ltd.                              309,596
         7,316  Endurance Specialty Holdings Ltd.                          305,297
         4,368  Reinsurance Group of America, Inc.                         229,233
                                                                       -----------
                                                                         1,037,642
                                                                       -----------
INTERNET & CATALOG RETAIL -- 1.8%
           453  Blue Nile Inc.(1)(2)                                        30,831
         1,527  FTD Group, Inc.                                             19,668
         4,699  PC Mall Inc.(1)(2)                                          43,748
         2,381  Priceline.com Inc.(1)(2)                                   273,481
         4,833  Systemax Inc.                                               98,207
                                                                       -----------
                                                                           465,935
                                                                       -----------

Shares                                                                       Value

INTERNET SOFTWARE & SERVICES -- 0.5%
         9,173  Chordiant Software, Inc.(1)                               $ 78,429
         1,718  Open Text Corp.(1)(2)                                       54,031
                                                                       -----------
                                                                           132,460
                                                                       -----------
IT SERVICES -- 0.9%
         9,851  Acxiom Corp.                                               115,552
         1,134  CGI Group Inc. Cl A(1)                                      13,200
         1,399  Hewitt Associates Inc. Cl A(1)                              53,568
           692  Mantech International Corp. Cl A(1)                         30,323
           691  SYKES Enterprises Inc.(1)                                   12,438
                                                                       -----------
                                                                           225,081
                                                                       -----------
LEISURE EQUIPMENT & PRODUCTS -- 1.5%
         2,982  JAKKS Pacific, Inc.(1)                                      70,405
         5,652  Polaris Industries Inc.(2)                                 269,997
         5,198  Sturm, Ruger & Co., Inc.(1)                                 43,039
                                                                       -----------
                                                                           383,441
                                                                       -----------
LIFE SCIENCES TOOLS & SERVICES -- 2.7%
         1,082  Bio-Rad Laboratories, Inc. Cl A(1)                         112,117
         3,320  Invitrogen Corp.(1)                                        310,121
           367  PharmaNet Development Group, Inc.(1)                        14,390
         3,726  Varian Inc.(1)                                             243,308
                                                                       -----------
                                                                           679,936
                                                                       -----------
MACHINERY -- 1.8%
         3,814  Accuride Corp.(1)                                           29,978
           283  Axsys Technologies, Inc.(1)                                 10,372
         3,889  EnPro Industries Inc.(1)                                   119,198
           415  Mueller Industries Inc.                                     12,031
         4,096  Robbins & Myers Inc.                                       309,780
                                                                       -----------
                                                                           481,359
                                                                       -----------
MARINE -- 0.5%
         2,720  Kirby Corp.(1)                                             126,426
                                                                       -----------
MEDIA -- 0.8%
           108  Corus Entertainment Inc. Cl B                                5,302
         5,655  DreamWorks Animation SKG Inc.(1)                           144,428
         5,476  Sinclair Broadcast Group, Inc. Cl A                         44,958
                                                                       -----------
                                                                           194,688
                                                                       -----------
METALS & MINING -- 1.0%
         3,397  AK Steel Holding Corp.(1)                                  157,078
         1,031  AMCOL International Corp.                                   37,147
         7,944  Hecla Mining Co.(1)                                         74,276
                                                                       -----------
                                                                           268,501
                                                                       -----------

------
15

NT Small Company

Shares                                                                       Value

MULTILINE RETAIL -- 0.8%
         6,259  Big Lots, Inc.(1)                                        $ 100,082
         3,536  Dollar Tree Stores Inc.(1)                                  91,653
                                                                       -----------
                                                                           191,735
                                                                       -----------
OIL, GAS & CONSUMABLE FUELS -- 4.3%
         1,072  Bois d'Arc Energy Inc.(1)                                   21,279
           547  Frontier Oil Corp.                                          22,197
         3,003  Holly Corp.                                                152,823
         4,279  Massey Energy Co.                                          152,974
         6,178  Stone Energy Corp.(1)                                      289,810
         4,158  Tesoro Corp.                                               198,337
         8,688  W&T Offshore Inc.                                          260,292
                                                                       -----------
                                                                         1,097,712
                                                                       -----------
PAPER & FOREST PRODUCTS -- 0.6%
        13,137  Buckeye Technologies Inc.(1)                               164,213
                                                                       -----------
PERSONAL PRODUCTS -- 0.4%
         3,276  NBTY Inc.(1)                                                89,762
                                                                       -----------
PHARMACEUTICALS -- 1.8%
        10,650  King Pharmaceuticals, Inc.(1)                              109,056
         2,899  Perrigo Co.                                                101,494
         7,666  Watson Pharmaceuticals, Inc.(1)                            208,055
           537  XenoPort, Inc.(1)                                           30,008
                                                                       -----------
                                                                           448,613
                                                                       -----------
REAL ESTATE INVESTMENT TRUSTS -- 3.3%
           145  Agree Realty Corp.                                           4,365
         1,186  Capital Trust Inc. Cl A(2)                                  36,351
         5,555  Equity Lifestyle Properties, Inc.                          253,697
        10,574  Gramercy Capital Corp.(2)                                  257,054
         5,767  Taubman Centers Inc.                                       283,678
                                                                       -----------
                                                                           835,145
                                                                       -----------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.2%
           583  Jones Lang LaSalle Inc.                                     41,486
                                                                       -----------
ROAD & RAIL -- 1.0%
         1,153  Arkansas Best Corp.                                         25,297
         2,928  Heartland Express, Inc.                                     41,519
         2,698  Knight Transportation Inc.(2)                               39,957
         2,798  Landstar System, Inc.                                      117,936
         1,394  Old Dominion Freight Line, Inc.(1)                          32,215
                                                                       -----------
                                                                           256,924
                                                                       -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.8%
         6,129  Advanced Analogic Technologies Inc.(1)                      69,135
         1,089  Amkor Technology Inc.(1)                                     9,289
         2,961  ASM International N.V.(1)                                   70,916

Shares                                                                       Value

           618  Asyst Technologies Inc.(1)                                 $ 2,015
         1,009  Cabot Microelectronics Corp.(1)                             36,233
         2,433  Pericom Semiconductor Corp.(1)                              45,497
         3,122  Sigma Designs Inc.(1)(2)                                   172,334
         7,918  Skyworks Solutions, Inc.(1)                                 67,303
         3,945  Varian Semiconductor Equipment Associates, Inc.(1)         145,965
         4,733  Zoran Corp.(1)                                             106,540
                                                                       -----------
                                                                           725,227
                                                                       -----------
SOFTWARE -- 3.9%
         3,859  ANSYS, Inc.(1)                                             159,994
           654  FactSet Research Systems Inc.                               36,428
         2,663  JDA Software Group, Inc.(1)                                 54,485
         2,664  Magma Design Automation, Inc.(1)                            32,527
         1,974  MICROS Systems, Inc.(1)                                    138,496
         4,650  SPSS Inc.(1)                                               166,982
        12,418  Sybase, Inc.(1)                                            323,986
         2,938  Synopsys, Inc.(1)                                           76,182
                                                                       -----------
                                                                           989,080
                                                                       -----------
SPECIALTY RETAIL -- 1.5%
         6,296  Dress Barn Inc.(1)                                          78,763
         7,657  Gymboree Corp.(1)                                          233,231
           594  Jo-Ann Stores, Inc.(1)                                       7,770
         2,286  Jos. A. Bank Clothiers, Inc.(1)(2)                          65,037
                                                                       -----------
                                                                           384,801
                                                                       -----------
TEXTILES, APPAREL & LUXURY GOODS -- 2.4%
         1,236  Deckers Outdoor Corp.(1)                                   191,654
         5,526  Fossil Inc.(1)                                             231,981
         4,183  Perry Ellis International, Inc.(1)                          64,335
         3,895  Warnaco Group Inc. (The)(1)                                135,546
                                                                       -----------
                                                                           623,516
                                                                       -----------
THRIFTS & MORTGAGE FINANCE(3)
           221  Charter Financial Corp.                                      8,177
                                                                       -----------
WIRELESS TELECOMMUNICATION SERVICES -- 0.3%
         5,402  Syniverse Holdings, Inc.(1)                                 84,193
                                                                       -----------
TOTAL COMMON STOCKS
(Cost $25,112,744)                                                      25,349,465
                                                                       -----------

Temporary Cash Investments -- 1.6%

Repurchase Agreement, Credit Suisse First Boston, Inc.,
(collateralized by various U.S. Treasury obligations, 7.125%,
2/15/23, valued at $407,951), in a joint trading account at 1.30%,
dated 12/31/07, due 1/2/08 (Delivery value $400,029) (Cost $400,000)       400,000
                                                                       -----------

------
16

NT Small Company

Shares                                                                       Value

Temporary Cash Investments -- Securities Lending Collateral(4) -- 5.6%

Repurchase Agreement, BNP Paribas, (collateralized by various U.S.
Government Agency obligations in a pooled account at the lending
agent), 4.42%, dated 12/31/07, due 1/2/08 (Delivery value $550,135)      $ 550,000

Repurchase Agreement, Lehman Brothers Inc., (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 4.45%, dated 12/31/07, due 1/2/08 (Delivery
value $550,136)                                                            550,000

Repurchase Agreement, Morgan Stanley, (collateralized by various
U.S. Government Agency obligations in a pooled account at the lending agent), 4.35%, dated 12/31/07, due 1/2/08 (Delivery value
$325,030)                                                                  324,951
                                                                       -----------
TOTAL TEMPORARY CASH INVESTMENTS -- SECURITIES LENDING COLLATERAL
(Cost $1,424,951)                                                        1,424,951
                                                                       -----------

Shares                                                                       Value

TOTAL INVESTMENT SECURITIES -- 106.4%
(Cost $26,937,695)                                                     $27,174,416
                                                                       -----------
OTHER ASSETS AND LIABILITIES -- (6.4)%                                 (1,639,819)
                                                                       -----------
TOTAL NET ASSETS -- 100.0%                                             $25,534,597
                                                                       ===========

Notes to Schedule of Investments

(1) Non-income producing.

(2) Security, or a portion thereof, was on loan as of December 31, 2007.

(3) Industry is less than 0.05% of total net assets.

(4) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

See Notes to Financial Statements.

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17

SHAREHOLDER FEE EXAMPLES (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account), American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional,
Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------
18

                                                      Expenses
                                                     Paid During
                    Beginning                          Period*
                  Account Value    Ending Account     7/1/07 -       Annualized
                      7/1/07       Value 12/31/07     12/31/07     Expense Ratio*

NT Equity Growth -- Institutional Class
Actual                $1,000           $971.60          $2.38           0.48%
Hypothetical          $1,000          $1,022.72         $2.44           0.48%

NT Small Company -- Institutional Class
Actual                $1,000           $865.70          $3.14           0.67%
Hypothetical          $1,000          $1,021.77         $3.40           0.67%

*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

------
19

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007 (UNAUDITED)
                                                          NT Equity       NT Small
                                                             Growth        Company
ASSETS

Investment securities, at value (cost of
$94,386,639 and $25,512,744, respectively) --
including $923,952 and $1,380,380 of securities on
loan, respectively                                     $101,863,562    $25,749,465

Investments made with cash collateral received for
securities on loan, at value (cost of $946,757 and
$1,424,951, respectively)                                   946,757      1,424,951
                                                       ------------    -----------
Investment securities, at value (cost of
$95,333,396 and $26,937,695, respectively)              102,810,319     27,174,416

Cash                                                        172,957        110,024

Cash collateral received for securities on loan                 519             58

Receivable for investments sold                                  --        128,106

Dividends and interest receivable                            89,783         44,426
                                                       ------------    -----------
                                                        103,073,578     27,457,030
                                                       ------------    -----------

LIABILITIES

Payable for collateral received for securities on
loan                                                        947,276      1,425,009

Payable for investments purchased                                --        483,374

Accrued management fees                                      39,721         14,050
                                                       ------------    -----------
                                                            986,997      1,922,433
                                                       ------------    -----------

NET ASSETS                                             $102,086,581    $25,534,597
                                                       ============    ===========

INSTITUTIONAL CLASS CAPITAL SHARES, $0.01 PAR VALUE

Authorized                                               50,000,000     50,000,000
                                                       ============    ===========
Outstanding                                               9,253,051      2,779,901
                                                       ============    ===========

NET ASSET VALUE PER SHARE                                    $11.03          $9.19
                                                       ============    ===========

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)                 $95,975,839    $27,085,051

Accumulated net investment loss                             (5,434)        (1,970)

Accumulated net realized loss on investment
transactions                                            (1,360,747)    (1,785,205)

Net unrealized appreciation on investments                7,476,923        236,721
                                                       ------------    -----------
                                                       $102,086,581    $25,534,597
                                                       ============    ===========

See Notes to Financials Statements.

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20

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2007 (UNAUDITED)
                                                        NT Equity         NT Small
                                                           Growth          Company
INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of foreign taxes withheld of
$34,809 and $304)                                       $ 753,046        $ 118,757

Interest                                                   20,234            6,199

Securities lending, net                                     5,303           13,497
                                                     ------------     ------------
                                                          778,583          138,453
                                                     ------------     ------------

EXPENSES:

Management fees                                           222,462           79,247

Directors' fees and expenses                                1,544              391

Other expenses                                              1,066               38
                                                     ------------     ------------
                                                          225,072           79,676
                                                     ------------     ------------

NET INVESTMENT INCOME (LOSS)                              553,511           58,777
                                                     ------------     ------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on investment
transactions                                            (815,588)        (996,516)

Change in net unrealized appreciation
(depreciation) on investments                         (2,222,553)      (2,280,469)
                                                     ------------     ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)               (3,038,141)      (3,276,985)
                                                     ------------     ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS                                      $(2,484,630)     $(3,218,208)
                                                     ============     ============

See Notes to Financials Statements.

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21

STATEMENT OF CHANGES IN NET ASSETS

SIX MONTHS ENDED DECEMBER 31, 2007 (UNAUDITED), SIX MONTHS ENDED JUNE 30, 2007 AND PERIOD ENDED
DECEMBER 31, 2006
                                            NT Equity Growth                          NT Small Company
Increase
(Decrease) in       December 31,      June 30,      December      December      June 30,      December
Net Assets                  2007       2007(1)   31, 2006(2)      31, 2007       2007(1)   31, 2006(2)

OPERATIONS

Net investment
income (loss)           $553,511      $417,898      $441,536       $58,777       $41,362       $36,361

Net realized
gain (loss)            (815,588)     1,804,252   (1,392,634)     (996,516)       372,997   (1,162,470)

Change in net
unrealized
appreciation
(depreciation)       (2,222,553)     2,862,586     6,836,890   (2,280,469)     1,278,984     1,238,206
                    ------------   -----------   -----------   -----------   -----------   -----------
Net increase
(decrease) in
net assets
resulting from
operations           (2,484,630)     5,084,736     5,885,792   (3,218,208)     1,693,343       112,097
                    ------------   -----------   -----------   -----------   -----------   -----------

DISTRIBUTIONS TO SHAREHOLDERS

From net
investment income      (569,003)     (407,009)     (443,751)      (81,214)      (20,799)      (39,061)

From net
realized gains         (957,648)            --            --            --            --            --
                    ------------   -----------   -----------   -----------   -----------   -----------
Decrease in net
assets from
distributions        (1,526,651)     (407,009)     (443,751)      (81,214)      (20,799)      (39,061)
                    ------------   -----------   -----------   -----------   -----------   -----------

CAPITAL SHARE TRANSACTIONS

Proceeds from
shares sold           21,200,424    24,316,555    69,082,537     7,112,996     6,222,969    18,962,946

Payments for
shares redeemed      (7,047,817)   (8,792,428)   (2,781,177)   (2,072,715)   (2,318,028)     (819,729)
                    ------------   -----------   -----------   -----------   -----------   -----------
Net increase
(decrease) in
net assets from
capital share
transactions          14,152,607    15,524,127    66,301,360     5,040,281     3,904,941    18,143,217
                    ------------   -----------   -----------   -----------   -----------   -----------

NET INCREASE
(DECREASE) IN
NET ASSETS            10,141,326    20,201,854    71,743,401     1,740,859     5,577,485    18,216,253

NET ASSETS

Beginning of
period                91,945,255    71,743,401            --    23,793,738    18,216,253            --
                    ------------   -----------   -----------   -----------   -----------   -----------
End of period       $102,086,581   $91,945,255   $71,743,401   $25,534,597   $23,793,738   $18,216,253
                    ============   ===========   ===========   ===========   ===========   ===========

Accumulated
undistributed
net investment
income (loss)           $(5,434)       $10,058            --      $(1,970)       $20,467            --
                    ============   ===========   ===========   ===========   ===========   ===========

TRANSACTIONS IN SHARES OF THE FUNDS

Sold                   1,893,842     2,168,005     6,873,493       748,225       603,165     1,945,800
Redeemed               (612,123)     (799,319)     (270,847)     (202,143)     (228,683)      (86,463)
                    ------------   -----------   -----------   -----------   -----------   -----------
Net increase
(decrease) in
shares of the
funds                  1,281,719     1,368,686     6,602,646       546,082       374,482     1,859,337
                    ============   ===========   ===========   ===========   ===========   ===========

(1) The funds' fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(2) May 12, 2006 (fund inception) through December 31, 2006.

See Notes to Financials Statements.

------
22

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2007 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Quantitative Equity Funds, Inc. (the
corporation) is registered under the Investment Company Act of 1940 (the 1940
Act) as an open-end management investment company. NT Equity Growth Fund (NT
Equity Growth) and NT Small Company Fund (NT Small Company) (collectively, the funds) are two funds in a series issued by the corporation. The funds are diversified under the 1940 Act. The funds' investment objective is to seek long-term capital growth. The funds pursue this investment objective by investing in common stocks. NT Small Company primarily invests in smaller-capitalization U.S. companies. The funds are not permitted to invest in any securities issued by companies assigned the Global Industry
Classification Standard for the tobacco industry. The following is a summary of the funds' significant accounting policies.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by, or in accordance with procedures adopted by, the
Board of Directors or its designee if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the funds to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The funds estimate the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The funds may lend portfolio securities through their lending agent to certain approved borrowers in order to earn additional income. The income earned, net of any rebates or fees, is included in the
Statement of Operations. The funds continue to recognize any gain or loss in the market price of the securities loaned and record any interest earned or dividends declared.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

------
23

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. At this time, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid twice a year.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee). The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. The fee consists of (1) an
Investment Category Fee based on the daily net assets of the funds and certain other accounts managed by the investment manager that are in the same broad investment category as each fund and (2) a Complex Fee based on the assets of all the funds in the American Century family of funds. The rates for the
Investment Category Fee range from 0.3380% to 0.5200% for NT Equity Growth, and 0.5380% to 0.7200% for NT Small Company. The rates for the Complex Fee range from 0.0500% to 0.1100%. The effective annual management fee for NT
Equity Growth and NT Small Company for the six months ended December 31, 2007 was 0.47% and 0.67%, respectively.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, American Century
Investment Services, Inc., and the corporation's transfer agent, American
Century Services, LLC. The funds are wholly owned by American Century Asset
Allocation Portfolios, Inc. (ACAAP). ACAAP does not invest in the funds for the purpose of exercising management or control.

The funds are eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM).
JPMIM is a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC. The funds have a securities lending agreement with
JPMorgan Chase Bank (JPMCB). Prior to December 12, 2007, the funds had a bank line of credit agreement with JPMCB. JPMCB is a custodian of the funds and a wholly owned subsidiary of JPM.

------
24

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the six months ended December 31, 2007, were as follows:

                         NT Equity Growth   NT Small Company
Purchases                   $62,170,594        $20,624,516
Proceeds from sales         $49,490,156        $15,645,268

4. SECURITIES LENDING

As of December 31, 2007, securities in NT Equity Growth and NT Small Company valued at $923,952 and $1,380,380, respectively, were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total value of all collateral received, at this date, was $947,276, and $1,425,009, respectively. The funds' risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the funds may be delayed or limited.

5. BANK LINE OF CREDIT

Effective December 12, 2007, the funds, along with certain other funds managed by ACIM or ACGIM, have a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. Prior to December 12, 2007, the funds, along with certain other funds managed by ACIM or ACGIM, had a $500,000,000 unsecured bank line of credit agreement with JPMCB. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement, which is subject to annual renewal, bear interest at the
Federal Funds rate plus 0.40%. The funds did not borrow from the line during the six months ended December 31, 2007.

6. RISK FACTORS

NT Small Company concentrates its investments in common stocks of small companies. Because of this, NT Small Company may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

7. FEDERAL TAX INFORMATION

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2007, the components of investments for federal income tax purposes were as follows:

                                                NT Equity Growth  NT Small Company

Federal tax cost of investments                      $95,786,206       $27,230,803
                                                     ===========       ===========
Gross tax appreciation of investments                $10,566,873        $2,140,155
Gross tax depreciation of investments                (3,542,760)       (2,196,542)
                                                     -----------       -----------
Net tax appreciation (depreciation) of
investments                                          $ 7,024,113        $ (56,387)
                                                     ===========       ===========

------
25

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of June 30, 2007, NT Small Company had accumulated capital losses of
$(652,508), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire in 2014.

8. RECENTLY ISSUED ACCOUNTING STANDARDS

The Financial Accounting Standards Board issued Statement of Financial
Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), in
September 2006, which is effective for fiscal years beginning after November
15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact that adopting FAS 157 will have on the financial statement disclosures.

------
26

FINANCIAL HIGHLIGHTS
NT Equity Growth

For a Share Outstanding Throughout the Periods Indicated
                                                     2007(1)    2007(2)    2006(3)
PER-SHARE DATA

Net Asset Value, Beginning of Period                  $11.53     $10.87     $10.00
                                                    --------   --------   --------
Income From Investment Operations

 Net Investment Income (Loss)                           0.06       0.06       0.07

 Net Realized and Unrealized Gain (Loss)              (0.39)       0.65       0.87
                                                    --------   --------   --------

 Total From Investment Operations                     (0.33)       0.71       0.94
                                                    --------   --------   --------
Distributions

 From Net Investment Income                           (0.06)     (0.05)     (0.07)

 From Net Realized Gains                              (0.11)         --         --
                                                    --------   --------   --------
 Total Distributions                                  (0.17)     (0.05)     (0.07)
                                                    --------   --------   --------
Net Asset Value, End of Period                        $11.03     $11.53     $10.87
                                                    ========   ========   ========

TOTAL RETURN(4)                                      (2.84)%      6.59%      9.47%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets   0.48%(5)   0.47%(5)   0.47%(5)

Ratio of Net Investment Income (Loss) to Average
Net Assets                                          1.17%(5)   1.04%(5)   1.20%(5)

Portfolio Turnover Rate                                  53%        54%        65%

Net Assets, End of Period (in thousands)            $102,087    $91,945    $71,743

(1) Six months ended December 31, 2007 (unaudited).

(2) January 1, 2007 through June 30, 2007. The fund's fiscal year was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(3) May 12, 2006 (fund inception) through December 31, 2006.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5) Annualized.

See Notes to Financials Statements.

------
27

NT Small Company

For a Share Outstanding Throughout the Periods Indicated
                                                     2007(1)    2007(2)    2006(3)
PER-SHARE DATA

Net Asset Value, Beginning of Period                  $10.65      $9.80     $10.00
                                                    --------   --------   --------
Income From Investment Operations

 Net Investment Income (Loss)                           0.03       0.02       0.02

 Net Realized and Unrealized Gain (Loss)              (1.46)       0.84     (0.20)
                                                    --------   --------   --------
 Total From Investment Operations                     (1.43)       0.86     (0.18)
                                                    --------   --------   --------
Distributions

 From Net Investment Income                           (0.03)     (0.01)     (0.02)
                                                    --------   --------   --------
Net Asset Value, End of Period                         $9.19     $10.65      $9.80
                                                    ========   ========   ========

TOTAL RETURN(4)                                     (13.43)%      8.77%    (1.78)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets   0.67%(5)   0.67%(5)   0.67%(5)

Ratio of Net Investment Income (Loss) to Average
Net Assets                                          0.50%(5)   0.40%(5)   0.39%(5)

Portfolio Turnover Rate                                  67%        73%        82%

Net Assets, End of Period (in thousands)             $25,535    $23,794    $18,216

(1) Six months ended December 31, 2007 (unaudited).

(2) January 1, 2007 through June 30, 2007. The fund's fiscal year was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(3) May 12, 2006 (fund inception) through December 31, 2006.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5) Annualized.

See Notes to Financials Statements.

------
28

PROXY VOTING RESULTS

A special meeting of shareholders was held on July 27, 2007, to vote on the following proposal. The proposal received the required number of votes of the
American Century Quantitative Equity Funds, Inc. and was adopted. A summary of voting results is listed below the proposal.

PROPOSAL:

To elect eight Directors to the Board of Directors of American Century
Quantitative Equity Funds, Inc. (the proposal was voted on by all shareholders of funds issued by American Century Quantitative Equity Funds, Inc.).

Jonathan S. Thomas      For:                7,145,200,141
                        Withhold:             126,426,738
                        Abstain:                        0
                        Broker Non-Vote:                0

John Freidenrich        For:                7,143,997,806
                        Withhold:             127,629,073
                        Abstain:                        0
                        Broker Non-Vote:                0

Ronald J. Gilson        For:                7,145,719,111
                        Withhold:             125,907,768
                        Abstain:                        0
                        Broker Non-Vote:                0

Kathryn A. Hall         For:                7,146,961,667
                        Withhold:             124,665,212
                        Abstain:                        0
                        Broker Non-Vote:                0

Peter F. Pervere        For:                7,144,947,877
                        Withhold:             126,679,002
                        Abstain:                        0
                        Broker Non-Vote:                0

Myron S. Scholes        For:                7,144,481,478
                        Withhold:             127,145,401
                        Abstain:                        0
                        Broker Non-Vote:                0

John B. Shoven          For:                7,146,869,147
                        Withhold:             124,757,732
                        Abstain:                        0
                        Broker Non-Vote:                0

Jeanne D. Wohlers       For:                7,145,401,115
                        Withhold:             126,225,764
                        Abstain:                        0
                        Broker Non-Vote:                0

------
29

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the funds' investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's website at americancentury.com and on the Securities and
Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the
Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at sec.gov, and may be reviewed and copied at the SEC's Public
Reference Room in Washington, DC. Information on the operation of the Public
Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

------
30

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest companies in the Russell 3000 Index (the 3,000 largest publicly traded
U.S. companies, based on total market capitalization).

The RUSSELL 1000® GROWTH INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 1000® VALUE INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000® VALUE INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP® VALUE INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of
U.S. stock market performance.

The S&P SMALLCAP 600 INDEX, a capitalization-weighted index consisting of 600 domestic stocks, measures the small company segment of the U.S. market.

------
31

NOTES

------
32

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

0802
SH-SAN-58084N

ITEM 2.  CODE OF ETHICS.

Not applicable for semiannual report filings.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semiannual report filings.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semiannual report filings.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)       The registrant's  principal  executive officer and principal financial officer have concluded that the registrant's  disclosure  controls and procedures (as defined in Rule 30a-3(c)  under the Investment  Company
          Act of 1940) are effective based on their evaluation of these controls and  procedures as of a date within 90 days of the filing date of this report.

(b)       There  were no  changes  in the  registrant's  internal  control  over financial  reporting (as defined in Rule 30a-3(d) under the Investment
          Company  Act of 1940) that  occurred  during the  registrant's  second fiscal  quarter  of the  period  covered  by  this  report  that  have materially  affected,  or are reasonably likely to materially  affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)    Not applicable for semiannual report filings.

(a)(2)    Separate   certifications  by  the  registrant's  principal  executive officer and principal  financial  officer,  pursuant to Section 302 of the  Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment
          Company  Act of  1940,  are  filed  and  attached  hereto  as  Exhibit
          99.302CERT.

(a)(3)    Not applicable.

(b)       A certification by the registrant's chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:   AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.

By:      /s/ Jonathan S. Thomas
         ----------------------------------------
         Name:  Jonathan S. Thomas
         Title: President

Date:    February 29, 2008

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment  Company  Act of  1940,  this  report  has been  signed  below by the following  persons on behalf of the  registrant and in the capacities and on the dates indicated.

By:      /s/ Jonathan S. Thomas
         ----------------------------------------
         Name:  Jonathan S. Thomas
         Title: President
                (principal executive officer)

Date:    February 29, 2008

By:      /s/ Robert J. Leach
         ----------------------------------------
         Name:  Robert J. Leach
         Title: Vice President, Treasurer, and
                Chief Financial Officer
                (principal financial officer)

Date:    February 29, 2008